UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03334

Calvert Social Investment Fund

(Exact Name of Registrant as Specified in Charter)

2050 M Street NW, Suite 200, Washington, DC 20036

(Address of Principal Executive Offices)

Deidre E. Walsh

One Post Office Square, Boston, Massachusetts 02109

(Name and Address of Agent for Services)

(202) 238-2200

(Registrant’s Telephone Number)

September 30

Date of Fiscal Year End

September 30, 2024

Date of Reporting Period

Item 1. Reports to Stockholders

(a)

Calvert Balanced Fund

Class A CSIFX

Annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about the Calvert Balanced Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$103	0.90%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Russell 1000® Index (the Index) and the Bloomberg U.S. Aggregate Bond Index (the Secondary Index):

↓ Not owning Meta Platforms, Inc. detracted from returns relative to the Index as Meta’s stock price rose on strong advertising revenue and user growth

↓ An overweight exposure to health insurer Humana, Inc. hurt returns in the Fund’s equity portfolio as government reimbursements were lower than expected

↓ In the Fund’s fixed-income portfolio, comparatively short interest rate durations weighed on returns relative to the Secondary Index during the period

↑ The equity portion of the Fund’s portfolio outperformed the Index; and the fixed-income portion of the Fund outperformed the Secondary Index

↑ In the equity portion of the Fund’s portfolio, an overweight position in microchip supplier NVIDIA Corp. helped performance relative to the Index

↑ Selections and an overweight position in the information technology sector contributed most to relative returns in the equity portion of the Fund’s portfolio

↑ In the Fund’s fixed-income portion, security selections ― especially in investment-grade corporate bonds ― helped returns relative to the Secondary Index

↑ The use of U.S. Treasury futures contracts to manage interest rate movements contributed to relative returns in the fixed-income portion of the Fund’s portfolio

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	Russell 1000® Index	Bloomberg U.S. Aggregate Bond Index	Balanced Blended Benchmark
9/14	$9,475	$10,000	$10,000	$10,000
10/14	$9,704	$10,244	$10,098	$10,186
11/14	$9,914	$10,513	$10,170	$10,375
12/14	$9,843	$10,488	$10,179	$10,364
1/15	$9,706	$10,200	$10,393	$10,280
2/15	$10,049	$10,789	$10,295	$10,598
3/15	$10,005	$10,655	$10,343	$10,539
4/15	$10,022	$10,731	$10,306	$10,568
5/15	$10,118	$10,871	$10,281	$10,641
6/15	$9,964	$10,667	$10,169	$10,475
7/15	$10,040	$10,873	$10,240	$10,625
8/15	$9,558	$10,219	$10,225	$10,236
9/15	$9,353	$9,939	$10,294	$10,095
10/15	$9,754	$10,743	$10,296	$10,586
11/15	$9,751	$10,778	$10,269	$10,596
12/15	$9,566	$10,584	$10,235	$10,467
1/16	$9,269	$10,015	$10,376	$10,187
2/16	$9,276	$10,011	$10,450	$10,214
3/16	$9,722	$10,709	$10,546	$10,678
4/16	$9,791	$10,767	$10,586	$10,729
5/16	$9,890	$10,955	$10,589	$10,843
6/16	$9,912	$10,980	$10,779	$10,936
7/16	$10,146	$11,398	$10,847	$11,214
8/16	$10,182	$11,414	$10,835	$11,217
9/16	$10,189	$11,423	$10,829	$11,220
10/16	$9,987	$11,200	$10,746	$11,055
11/16	$10,182	$11,641	$10,492	$11,211
12/16	$10,308	$11,860	$10,506	$11,344
1/17	$10,412	$12,099	$10,527	$11,490
2/17	$10,636	$12,567	$10,598	$11,788
3/17	$10,640	$12,575	$10,592	$11,790
4/17	$10,670	$12,708	$10,674	$11,901
5/17	$10,792	$12,870	$10,756	$12,029
6/17	$10,823	$12,960	$10,745	$12,074
7/17	$10,962	$13,217	$10,792	$12,238
8/17	$10,986	$13,258	$10,888	$12,305
9/17	$11,056	$13,540	$10,836	$12,439
10/17	$11,202	$13,851	$10,843	$12,613
11/17	$11,382	$14,273	$10,829	$12,837
12/17	$11,496	$14,432	$10,879	$12,947
1/18	$11,783	$15,225	$10,753	$13,314
2/18	$11,510	$14,666	$10,651	$12,970
3/18	$11,391	$14,333	$10,720	$12,826
4/18	$11,388	$14,381	$10,640	$12,814
5/18	$11,574	$14,749	$10,716	$13,047
6/18	$11,638	$14,844	$10,703	$13,092
7/18	$11,956	$15,356	$10,705	$13,364
8/18	$12,172	$15,885	$10,774	$13,675
9/18	$12,163	$15,946	$10,705	$13,670
10/18	$11,620	$14,817	$10,620	$13,047
11/18	$11,800	$15,119	$10,683	$13,237
12/18	$11,181	$13,742	$10,880	$12,611
1/19	$11,776	$14,893	$10,995	$13,299
2/19	$12,039	$15,398	$10,989	$13,566
3/19	$12,327	$15,666	$11,200	$13,812
4/19	$12,644	$16,298	$11,203	$14,148
5/19	$12,434	$15,260	$11,402	$13,707
6/19	$12,915	$16,331	$11,545	$14,354
7/19	$13,138	$16,585	$11,570	$14,500
8/19	$13,233	$16,281	$11,870	$14,491
9/19	$13,205	$16,563	$11,807	$14,611
10/19	$13,328	$16,914	$11,842	$14,814
11/19	$13,579	$17,553	$11,836	$15,147
12/19	$13,834	$18,060	$11,828	$15,405
1/20	$13,996	$18,080	$12,056	$15,534
2/20	$13,380	$16,602	$12,273	$14,884
3/20	$12,099	$14,408	$12,200	$13,669
4/20	$13,153	$16,312	$12,417	$14,850
5/20	$13,601	$17,173	$12,475	$15,348
6/20	$13,928	$17,553	$12,554	$15,590
7/20	$14,588	$18,581	$12,741	$16,231
8/20	$15,180	$19,944	$12,638	$16,893
9/20	$14,820	$19,215	$12,632	$16,519
10/20	$14,584	$18,752	$12,575	$16,251
11/20	$15,537	$20,960	$12,698	$17,463
12/20	$15,971	$21,846	$12,716	$17,915
1/21	$15,821	$21,666	$12,625	$17,775
2/21	$16,116	$22,294	$12,443	$17,982
3/21	$16,249	$23,138	$12,287	$18,300
4/21	$16,948	$24,384	$12,384	$18,949
5/21	$16,973	$24,499	$12,425	$19,028
6/21	$17,281	$25,113	$12,512	$19,367
7/21	$17,561	$25,635	$12,652	$19,695
8/21	$17,826	$26,377	$12,628	$20,022
9/21	$17,262	$25,165	$12,518	$19,401
10/21	$17,959	$26,911	$12,515	$20,207
11/21	$17,787	$26,550	$12,552	$20,068
12/21	$18,257	$27,626	$12,520	$20,535
1/22	$17,305	$26,068	$12,250	$19,664
2/22	$17,113	$25,353	$12,114	$19,252
3/22	$17,345	$26,208	$11,777	$19,428
4/22	$16,261	$23,872	$11,330	$18,094
5/22	$16,199	$23,836	$11,403	$18,124
6/22	$15,430	$21,840	$11,224	$17,100
7/22	$16,259	$23,874	$11,498	$18,222
8/22	$15,741	$22,957	$11,174	$17,597
9/22	$14,776	$20,833	$10,691	$16,316
10/22	$15,260	$22,504	$10,552	$17,016
11/22	$15,965	$23,721	$10,940	$17,819
12/22	$15,460	$22,342	$10,891	$17,165
1/23	$16,085	$23,840	$11,226	$18,067
2/23	$15,652	$23,272	$10,936	$17,622
3/23	$16,189	$24,009	$11,214	$18,135
4/23	$16,350	$24,306	$11,282	$18,314
5/23	$16,274	$24,419	$11,159	$18,286
6/23	$16,862	$26,069	$11,119	$19,000
7/23	$17,177	$26,965	$11,111	$19,387
8/23	$17,110	$26,493	$11,040	$19,134
9/23	$16,418	$25,248	$10,760	$18,400
10/23	$16,135	$24,638	$10,590	$18,017
11/23	$17,311	$26,939	$11,069	$19,353
12/23	$17,986	$28,269	$11,493	$20,223
1/24	$18,311	$28,663	$11,462	$20,370
2/24	$18,893	$30,211	$11,300	$20,915
3/24	$19,271	$31,180	$11,404	$21,394
4/24	$18,641	$29,853	$11,116	$20,632
5/24	$19,496	$31,259	$11,304	$21,355
6/24	$20,170	$32,293	$11,411	$21,860
7/24	$20,396	$32,763	$11,678	$22,255
8/24	$20,871	$33,540	$11,846	$22,699
9/24	$21,179	$34,257	$12,004	$23,112

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class A	29.02%	9.90%	8.37%
Class A with 5.25% Maximum Sales Charge	22.26%	8.72%	7.79%
Russell 1000® Index	35.68%	15.62%	13.09%
Bloomberg U.S. Aggregate Bond Index	11.57%	0.33%	1.84%
Balanced Blended BenchmarkFootnote Reference1	25.61%	9.59%	8.73%
Footnote	Description
Footnote[1]	Benchmark is an internally constructed benchmark comprised of a blend of 60% Russell 1000® Index and 40% Bloomberg U.S. Aggregate Bond Index, and is rebalanced monthly.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$1,347,515,064
# of Portfolio Holdings	540
Portfolio Turnover Rate	153%
Total Advisory Fees Paid	$4,653,442

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Common Stocks
59.9%
Corporate Bonds
10.7%
U.S. Government Agency Mortgage-Backed Securities
8.4%
Short-Term Investments
5.6%
U.S. Treasury Obligations
4.9%
Asset-Backed Securities
4.3%
Commercial Mortgage-Backed Securities
3.5%
Other†
2.7%

Value	Value
OtherFootnote Reference†	2.7%
Commercial Mortgage-Backed Securities	3.5%
Asset-Backed Securities	4.3%
U.S. Treasury Obligations	4.9%
Short-Term Investments	5.6%
U.S. Government Agency Mortgage-Backed Securities	8.4%
Corporate Bonds	10.7%
Common Stocks	59.9%
Footnote	Description
Footnote†	Investment types less than 1% each

Top Ten Holdings (% of total investments)Footnote Referencea

Microsoft Corp.	4.9%
Apple, Inc.	4.2%
Uniform Mortgage-Backed Security, 5.50%, 30-Year, TBA	4.0%
NVIDIA Corp.	3.8%
Alphabet, Inc., Class C	2.8%
Amazon.com, Inc.	2.7%
Uniform Mortgage-Backed Security, 5.00%, 30-Year, TBA	2.6%
Broadcom, Inc.	1.7%
Eli Lilly & Co.	1.4%
AbbVie, Inc.	1.4%
Total	29.5%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2024

CSIFX-TSR-AR

Calvert Balanced Fund

Class C CSGCX

Annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about the Calvert Balanced Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$189	1.66%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Russell 1000® Index (the Index) and the Bloomberg U.S. Aggregate Bond Index (the Secondary Index):

↓ Not owning Meta Platforms, Inc. detracted from returns relative to the Index as Meta’s stock price rose on strong advertising revenue and user growth

↓ An overweight exposure to health insurer Humana, Inc. hurt returns in the Fund’s equity portfolio as government reimbursements were lower than expected

↓ In the Fund’s fixed-income portfolio, comparatively short interest rate durations weighed on returns relative to the Secondary Index during the period

↑ The equity portion of the Fund’s portfolio outperformed the Index; and the fixed-income portion of the Fund outperformed the Secondary Index

↑ In the equity portion of the Fund’s portfolio, an overweight position in microchip supplier NVIDIA Corp. helped performance relative to the Index

↑ Selections and an overweight position in the information technology sector contributed most to relative returns in the equity portion of the Fund’s portfolio

↑ In the Fund’s fixed-income portion, security selections ― especially in investment-grade corporate bonds ― helped returns relative to the Secondary Index

↑ The use of U.S. Treasury futures contracts to manage interest rate movements contributed to relative returns in the fixed-income portion of the Fund’s portfolio

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class C	Russell 1000® Index	Bloomberg U.S. Aggregate Bond Index	Balanced Blended Benchmark
9/14	$10,000	$10,000	$10,000	$10,000
10/14	$10,232	$10,244	$10,098	$10,186
11/14	$10,449	$10,513	$10,170	$10,375
12/14	$10,367	$10,488	$10,179	$10,364
1/15	$10,217	$10,200	$10,393	$10,280
2/15	$10,571	$10,789	$10,295	$10,598
3/15	$10,517	$10,655	$10,343	$10,539
4/15	$10,527	$10,731	$10,306	$10,568
5/15	$10,624	$10,871	$10,281	$10,641
6/15	$10,455	$10,667	$10,169	$10,475
7/15	$10,524	$10,873	$10,240	$10,625
8/15	$10,012	$10,219	$10,225	$10,236
9/15	$9,791	$9,939	$10,294	$10,095
10/15	$10,207	$10,743	$10,296	$10,586
11/15	$10,194	$10,778	$10,269	$10,596
12/15	$9,993	$10,584	$10,235	$10,467
1/16	$9,680	$10,015	$10,376	$10,187
2/16	$9,677	$10,011	$10,450	$10,214
3/16	$10,137	$10,709	$10,546	$10,678
4/16	$10,201	$10,767	$10,586	$10,729
5/16	$10,299	$10,955	$10,589	$10,843
6/16	$10,313	$10,980	$10,779	$10,936
7/16	$10,550	$11,398	$10,847	$11,214
8/16	$10,581	$11,414	$10,835	$11,217
9/16	$10,579	$11,423	$10,829	$11,220
10/16	$10,363	$11,200	$10,746	$11,055
11/16	$10,558	$11,641	$10,492	$11,211
12/16	$10,678	$11,860	$10,506	$11,344
1/17	$10,782	$12,099	$10,527	$11,490
2/17	$11,008	$12,567	$10,598	$11,788
3/17	$11,002	$12,575	$10,592	$11,790
4/17	$11,027	$12,708	$10,674	$11,901
5/17	$11,145	$12,870	$10,756	$12,029
6/17	$11,172	$12,960	$10,745	$12,074
7/17	$11,305	$13,217	$10,792	$12,238
8/17	$11,323	$13,258	$10,888	$12,305
9/17	$11,389	$13,540	$10,836	$12,439
10/17	$11,529	$13,851	$10,843	$12,613
11/17	$11,709	$14,273	$10,829	$12,837
12/17	$11,817	$14,432	$10,879	$12,947
1/18	$12,106	$15,225	$10,753	$13,314
2/18	$11,817	$14,666	$10,651	$12,970
3/18	$11,687	$14,333	$10,720	$12,826
4/18	$11,679	$14,381	$10,640	$12,814
5/18	$11,857	$14,749	$10,716	$13,047
6/18	$11,921	$14,844	$10,703	$13,092
7/18	$12,235	$15,356	$10,705	$13,364
8/18	$12,451	$15,885	$10,774	$13,675
9/18	$12,430	$15,946	$10,705	$13,670
10/18	$11,868	$14,817	$10,620	$13,047
11/18	$12,047	$15,119	$10,683	$13,237
12/18	$11,405	$13,742	$10,880	$12,611
1/19	$12,005	$14,893	$10,995	$13,299
2/19	$12,266	$15,398	$10,989	$13,566
3/19	$12,554	$15,666	$11,200	$13,812
4/19	$12,868	$16,298	$11,203	$14,148
5/19	$12,647	$15,260	$11,402	$13,707
6/19	$13,129	$16,331	$11,545	$14,354
7/19	$13,342	$16,585	$11,570	$14,500
8/19	$13,431	$16,281	$11,870	$14,491
9/19	$13,396	$16,563	$11,807	$14,611
10/19	$13,509	$16,914	$11,842	$14,814
11/19	$13,756	$17,553	$11,836	$15,147
12/19	$14,008	$18,060	$11,828	$15,405
1/20	$14,161	$18,080	$12,056	$15,534
2/20	$13,532	$16,602	$12,273	$14,884
3/20	$12,225	$14,408	$12,200	$13,669
4/20	$13,283	$16,312	$12,417	$14,850
5/20	$13,727	$17,173	$12,475	$15,348
6/20	$14,048	$17,553	$12,554	$15,590
7/20	$14,705	$18,581	$12,741	$16,231
8/20	$15,291	$19,944	$12,638	$16,893
9/20	$14,922	$19,215	$12,632	$16,519
10/20	$14,672	$18,752	$12,575	$16,251
11/20	$15,620	$20,960	$12,698	$17,463
12/20	$16,049	$21,846	$12,716	$17,915
1/21	$15,884	$21,666	$12,625	$17,775
2/21	$16,172	$22,294	$12,443	$17,982
3/21	$16,297	$23,138	$12,287	$18,300
4/21	$16,989	$24,384	$12,384	$18,949
5/21	$17,002	$24,499	$12,425	$19,028
6/21	$17,299	$25,113	$12,512	$19,367
7/21	$17,565	$25,635	$12,652	$19,695
8/21	$17,823	$26,377	$12,628	$20,022
9/21	$17,248	$25,165	$12,518	$19,401
10/21	$17,933	$26,911	$12,515	$20,207
11/21	$17,751	$26,550	$12,552	$20,068
12/21	$18,203	$27,626	$12,520	$20,535
1/22	$17,244	$26,068	$12,250	$19,664
2/22	$17,045	$25,353	$12,114	$19,252
3/22	$17,267	$26,208	$11,777	$19,428
4/22	$16,176	$23,872	$11,330	$18,094
5/22	$16,104	$23,836	$11,403	$18,124
6/22	$15,330	$21,840	$11,224	$17,100
7/22	$16,142	$23,874	$11,498	$18,222
8/22	$15,620	$22,957	$11,174	$17,597
9/22	$14,652	$20,833	$10,691	$16,316
10/22	$15,124	$22,504	$10,552	$17,016
11/22	$15,810	$23,721	$10,940	$17,819
12/22	$15,300	$22,342	$10,891	$17,165
1/23	$15,907	$23,840	$11,226	$18,067
2/23	$15,471	$23,272	$10,936	$17,622
3/23	$15,993	$24,009	$11,214	$18,135
4/23	$16,141	$24,306	$11,282	$18,314
5/23	$16,058	$24,419	$11,159	$18,286
6/23	$16,627	$26,069	$11,119	$19,000
7/23	$16,927	$26,965	$11,111	$19,387
8/23	$16,849	$26,493	$11,040	$19,134
9/23	$16,154	$25,248	$10,760	$18,400
10/23	$15,869	$24,638	$10,590	$18,017
11/23	$17,014	$26,939	$11,069	$19,353
12/23	$17,669	$28,269	$11,493	$20,223
1/24	$17,973	$28,663	$11,462	$20,370
2/24	$18,531	$30,211	$11,300	$20,915
3/24	$18,892	$31,180	$11,404	$21,394
4/24	$18,264	$29,853	$11,116	$20,632
5/24	$19,090	$31,259	$11,304	$21,355
6/24	$19,737	$32,293	$11,411	$21,860
7/24	$19,944	$32,763	$11,678	$22,255
8/24	$20,395	$33,540	$11,846	$22,699
9/24	$21,007	$34,257	$12,004	$23,112

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class C	28.07%	9.07%	7.70%
Class C with 1% Maximum Deferred Sales Charge	27.07%	9.07%	7.70%
Russell 1000® Index	35.68%	15.62%	13.09%
Bloomberg U.S. Aggregate Bond Index	11.57%	0.33%	1.84%
Balanced Blended BenchmarkFootnote Reference1	25.61%	9.59%	8.73%
Footnote	Description
Footnote[1]	Benchmark is an internally constructed benchmark comprised of a blend of 60% Russell 1000® Index and 40% Bloomberg U.S. Aggregate Bond Index, and is rebalanced monthly.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$1,347,515,064
# of Portfolio Holdings	540
Portfolio Turnover Rate	153%
Total Advisory Fees Paid	$4,653,442

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	2.7%
Commercial Mortgage-Backed Securities	3.5%
Asset-Backed Securities	4.3%
U.S. Treasury Obligations	4.9%
Short-Term Investments	5.6%
U.S. Government Agency Mortgage-Backed Securities	8.4%
Corporate Bonds	10.7%
Common Stocks	59.9%
Footnote	Description
Footnote†	Investment types less than 1% each

Top Ten Holdings (% of total investments)Footnote Referencea

Microsoft Corp.	4.9%
Apple, Inc.	4.2%
Uniform Mortgage-Backed Security, 5.50%, 30-Year, TBA	4.0%
NVIDIA Corp.	3.8%
Alphabet, Inc., Class C	2.8%
Amazon.com, Inc.	2.7%
Uniform Mortgage-Backed Security, 5.00%, 30-Year, TBA	2.6%
Broadcom, Inc.	1.7%
Eli Lilly & Co.	1.4%
AbbVie, Inc.	1.4%
Total	29.5%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2024

CSGCX-TSR-AR

Calvert Balanced Fund

Class I CBAIX

Annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about the Calvert Balanced Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$76	0.66%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Russell 1000® Index (the Index) and the Bloomberg U.S. Aggregate Bond Index (the Secondary Index):

↓ Not owning Meta Platforms, Inc. detracted from returns relative to the Index as Meta’s stock price rose on strong advertising revenue and user growth

↓ An overweight exposure to health insurer Humana, Inc. hurt returns in the Fund’s equity portfolio as government reimbursements were lower than expected

↓ In the Fund’s fixed-income portfolio, comparatively short interest rate durations weighed on returns relative to the Secondary Index during the period

↑ The equity portion of the Fund’s portfolio outperformed the Index; and the fixed-income portion of the Fund outperformed the Secondary Index

↑ In the equity portion of the Fund’s portfolio, an overweight position in microchip supplier NVIDIA Corp. helped performance relative to the Index

↑ Selections and an overweight position in the information technology sector contributed most to relative returns in the equity portion of the Fund’s portfolio

↑ In the Fund’s fixed-income portion, security selections ― especially in investment-grade corporate bonds ― helped returns relative to the Secondary Index

↑ The use of U.S. Treasury futures contracts to manage interest rate movements contributed to relative returns in the fixed-income portion of the Fund’s portfolio

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	Russell 1000® Index	Bloomberg U.S. Aggregate Bond Index	Balanced Blended Benchmark
9/14	$1,000,000	$1,000,000	$1,000,000	$1,000,000
10/14	$1,024,443	$1,024,439	$1,009,828	$1,018,595
11/14	$1,047,117	$1,051,260	$1,016,991	$1,037,486
12/14	$1,040,238	$1,048,811	$1,017,942	$1,036,424
1/15	$1,026,008	$1,020,003	$1,039,288	$1,028,036
2/15	$1,062,647	$1,078,939	$1,029,516	$1,059,810
3/15	$1,058,498	$1,065,504	$1,034,297	$1,053,860
4/15	$1,060,621	$1,073,068	$1,030,585	$1,056,836
5/15	$1,071,279	$1,087,106	$1,028,104	$1,064,114
6/15	$1,055,666	$1,066,712	$1,016,893	$1,047,495
7/15	$1,063,587	$1,087,273	$1,023,962	$1,062,522
8/15	$1,012,924	$1,021,870	$1,022,492	$1,023,563
9/15	$991,475	$993,863	$1,029,408	$1,009,501
10/15	$1,034,358	$1,074,275	$1,029,579	$1,058,574
11/15	$1,034,363	$1,077,824	$1,026,859	$1,059,554
12/15	$1,014,963	$1,058,434	$1,023,541	$1,046,747
1/16	$983,904	$1,001,464	$1,037,626	$1,018,705
2/16	$984,585	$1,001,121	$1,044,987	$1,021,386
3/16	$1,032,390	$1,070,860	$1,054,574	$1,067,824
4/16	$1,039,944	$1,076,683	$1,058,622	$1,072,948
5/16	$1,050,911	$1,095,538	$1,058,894	$1,084,332
6/16	$1,053,598	$1,098,019	$1,077,920	$1,093,598
7/16	$1,079,071	$1,139,847	$1,084,735	$1,121,360
8/16	$1,083,195	$1,141,362	$1,083,494	$1,121,741
9/16	$1,083,857	$1,142,265	$1,082,859	$1,122,011
10/16	$1,063,077	$1,119,991	$1,074,577	$1,105,450
11/16	$1,084,184	$1,164,145	$1,049,159	$1,121,139
12/16	$1,097,765	$1,186,015	$1,050,639	$1,134,410
1/17	$1,109,026	$1,209,864	$1,052,700	$1,148,987
2/17	$1,133,296	$1,256,696	$1,059,775	$1,178,761
3/17	$1,133,964	$1,257,490	$1,059,220	$1,178,960
4/17	$1,137,863	$1,270,784	$1,067,394	$1,190,078
5/17	$1,150,924	$1,287,003	$1,075,610	$1,202,855
6/17	$1,154,993	$1,295,989	$1,074,527	$1,207,410
7/17	$1,169,897	$1,321,654	$1,079,151	$1,223,835
8/17	$1,173,106	$1,325,788	$1,088,831	$1,230,523
9/17	$1,180,803	$1,354,021	$1,083,645	$1,243,901
10/17	$1,196,480	$1,385,077	$1,084,272	$1,261,307
11/17	$1,216,092	$1,427,316	$1,082,881	$1,283,739
12/17	$1,228,909	$1,443,228	$1,087,851	$1,294,682
1/18	$1,259,794	$1,522,451	$1,075,322	$1,331,359
2/18	$1,230,801	$1,466,557	$1,065,128	$1,296,984
3/18	$1,218,642	$1,433,270	$1,071,959	$1,282,648
4/18	$1,218,636	$1,438,141	$1,063,986	$1,281,448
5/18	$1,238,525	$1,474,851	$1,071,580	$1,304,732
6/18	$1,246,050	$1,484,388	$1,070,262	$1,309,152
7/18	$1,280,261	$1,535,617	$1,070,516	$1,336,385
8/18	$1,303,699	$1,588,530	$1,077,405	$1,367,454
9/18	$1,302,683	$1,594,562	$1,070,467	$1,367,047
10/18	$1,244,816	$1,481,726	$1,062,007	$1,304,684
11/18	$1,264,947	$1,511,880	$1,068,347	$1,323,730
12/18	$1,198,629	$1,374,182	$1,087,974	$1,261,121
1/19	$1,262,791	$1,489,343	$1,099,528	$1,329,889
2/19	$1,291,660	$1,539,770	$1,098,891	$1,356,598
3/19	$1,322,596	$1,566,577	$1,119,992	$1,381,188
4/19	$1,356,801	$1,629,842	$1,120,278	$1,414,797
5/19	$1,334,674	$1,525,981	$1,140,165	$1,370,748
6/19	$1,386,464	$1,633,111	$1,154,483	$1,435,373
7/19	$1,410,305	$1,658,473	$1,157,023	$1,450,011
8/19	$1,421,201	$1,628,098	$1,187,003	$1,449,105
9/19	$1,418,173	$1,656,318	$1,180,681	$1,461,089
10/19	$1,431,558	$1,691,421	$1,184,238	$1,481,429
11/19	$1,459,155	$1,755,343	$1,183,635	$1,514,718
12/19	$1,486,855	$1,806,034	$1,182,810	$1,540,542
1/20	$1,504,751	$1,807,984	$1,205,572	$1,553,398
2/20	$1,438,592	$1,660,241	$1,227,271	$1,488,418
3/20	$1,300,897	$1,440,841	$1,220,049	$1,366,898
4/20	$1,414,920	$1,631,237	$1,241,736	$1,484,993
5/20	$1,463,368	$1,717,304	$1,247,518	$1,534,769
6/20	$1,498,627	$1,755,280	$1,255,376	$1,559,000
7/20	$1,570,278	$1,858,062	$1,274,128	$1,623,088
8/20	$1,634,396	$1,994,438	$1,263,843	$1,689,325
9/20	$1,596,008	$1,921,546	$1,263,150	$1,651,910
10/20	$1,570,813	$1,875,208	$1,257,510	$1,625,058
11/20	$1,673,769	$2,096,028	$1,269,849	$1,746,254
12/20	$1,720,946	$2,184,639	$1,271,599	$1,791,511
1/21	$1,704,718	$2,166,646	$1,262,482	$1,777,520
2/21	$1,737,247	$2,229,436	$1,244,251	$1,798,161
3/21	$1,751,886	$2,313,806	$1,228,714	$1,830,008
4/21	$1,827,770	$2,438,359	$1,238,421	$1,894,897
5/21	$1,830,758	$2,449,934	$1,242,467	$1,902,771
6/21	$1,864,377	$2,511,323	$1,251,197	$1,936,725
7/21	$1,894,901	$2,563,492	$1,265,186	$1,969,527
8/21	$1,924,120	$2,637,686	$1,262,777	$2,002,229
9/21	$1,863,518	$2,516,526	$1,251,844	$1,940,112
10/21	$1,938,868	$2,691,141	$1,251,499	$2,020,670
11/21	$1,920,784	$2,655,041	$1,255,202	$2,006,797
12/21	$1,971,933	$2,762,584	$1,251,990	$2,053,515
1/22	$1,869,674	$2,606,829	$1,225,017	$1,966,352
2/22	$1,849,406	$2,535,294	$1,211,350	$1,925,201
3/22	$1,874,905	$2,620,848	$1,177,697	$1,942,787
4/22	$1,757,608	$2,387,225	$1,133,006	$1,809,388
5/22	$1,751,604	$2,383,596	$1,140,311	$1,812,405
6/22	$1,668,477	$2,183,970	$1,122,422	$1,709,958
7/22	$1,758,852	$2,387,384	$1,149,848	$1,822,230
8/22	$1,703,237	$2,295,717	$1,117,357	$1,759,654
9/22	$1,598,946	$2,083,300	$1,069,080	$1,631,553
10/22	$1,652,012	$2,250,381	$1,055,233	$1,701,610
11/22	$1,728,351	$2,372,122	$1,094,040	$1,781,873
12/22	$1,673,603	$2,234,187	$1,089,105	$1,716,491
1/23	$1,741,586	$2,383,978	$1,122,610	$1,806,662
2/23	$1,695,320	$2,327,249	$1,093,584	$1,762,183
3/23	$1,754,042	$2,400,868	$1,121,364	$1,813,535
4/23	$1,771,587	$2,430,617	$1,128,160	$1,831,414
5/23	$1,764,000	$2,441,938	$1,115,876	$1,828,555
6/23	$1,828,215	$2,606,861	$1,111,896	$1,900,045
7/23	$1,862,503	$2,696,507	$1,111,121	$1,938,718
8/23	$1,855,360	$2,649,337	$1,104,024	$1,913,417
9/23	$1,780,805	$2,524,828	$1,075,969	$1,840,014
10/23	$1,750,385	$2,463,805	$1,058,989	$1,801,716
11/23	$1,878,344	$2,693,913	$1,106,947	$1,935,316
12/23	$1,952,310	$2,826,900	$1,149,319	$2,022,272
1/24	$1,988,204	$2,866,324	$1,146,163	$2,036,972
2/24	$2,051,260	$3,021,109	$1,129,970	$2,091,460
3/24	$2,092,917	$3,117,957	$1,140,404	$2,139,413
4/24	$2,024,744	$2,985,281	$1,111,599	$2,063,175
5/24	$2,118,238	$3,125,857	$1,130,444	$2,135,459
6/24	$2,191,892	$3,229,313	$1,141,147	$2,185,952
7/24	$2,216,828	$3,276,309	$1,167,800	$2,225,462
8/24	$2,268,655	$3,353,969	$1,184,582	$2,269,904
9/24	$2,303,195	$3,425,682	$1,200,442	$2,311,182

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class I	29.35%	10.17%	8.69%
Russell 1000® Index	35.68%	15.62%	13.09%
Bloomberg U.S. Aggregate Bond Index	11.57%	0.33%	1.84%
Balanced Blended BenchmarkFootnote Reference1	25.61%	9.59%	8.73%
Footnote	Description
Footnote[1]	Benchmark is an internally constructed benchmark comprised of a blend of 60% Russell 1000® Index and 40% Bloomberg U.S. Aggregate Bond Index, and is rebalanced monthly.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$1,347,515,064
# of Portfolio Holdings	540
Portfolio Turnover Rate	153%
Total Advisory Fees Paid	$4,653,442

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	2.7%
Commercial Mortgage-Backed Securities	3.5%
Asset-Backed Securities	4.3%
U.S. Treasury Obligations	4.9%
Short-Term Investments	5.6%
U.S. Government Agency Mortgage-Backed Securities	8.4%
Corporate Bonds	10.7%
Common Stocks	59.9%
Footnote	Description
Footnote†	Investment types less than 1% each

Top Ten Holdings (% of total investments)Footnote Referencea

Microsoft Corp.	4.9%
Apple, Inc.	4.2%
Uniform Mortgage-Backed Security, 5.50%, 30-Year, TBA	4.0%
NVIDIA Corp.	3.8%
Alphabet, Inc., Class C	2.8%
Amazon.com, Inc.	2.7%
Uniform Mortgage-Backed Security, 5.00%, 30-Year, TBA	2.6%
Broadcom, Inc.	1.7%
Eli Lilly & Co.	1.4%
AbbVie, Inc.	1.4%
Total	29.5%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2024

CBAIX-TSR-AR

Calvert Balanced Fund

Class R6 CBARX

Annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about the Calvert Balanced Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$70	0.61%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Russell 1000® Index (the Index) and the Bloomberg U.S. Aggregate Bond Index (the Secondary Index):

↓ Not owning Meta Platforms, Inc. detracted from returns relative to the Index as Meta’s stock price rose on strong advertising revenue and user growth

↓ An overweight exposure to health insurer Humana, Inc. hurt returns in the Fund’s equity portfolio as government reimbursements were lower than expected

↓ In the Fund’s fixed-income portfolio, comparatively short interest rate durations weighed on returns relative to the Secondary Index during the period

↑ The equity portion of the Fund’s portfolio outperformed the Index; and the fixed-income portion of the Fund outperformed the Secondary Index

↑ In the equity portion of the Fund’s portfolio, an overweight position in microchip supplier NVIDIA Corp. helped performance relative to the Index

↑ Selections and an overweight position in the information technology sector contributed most to relative returns in the equity portion of the Fund’s portfolio

↑ In the Fund’s fixed-income portion, security selections ― especially in investment-grade corporate bonds ― helped returns relative to the Secondary Index

↑ The use of U.S. Treasury futures contracts to manage interest rate movements contributed to relative returns in the fixed-income portion of the Fund’s portfolio

Fund Performance

Comparison of the change in value of a $5,000,000 investment for the period indicated.

	Class R6	Russell 1000® Index	Bloomberg U.S. Aggregate Bond Index	Balanced Blended Benchmark
9/14	$5,000,000	$5,000,000	$5,000,000	$5,000,000
10/14	$5,122,242	$5,122,197	$5,049,138	$5,092,974
11/14	$5,235,540	$5,256,301	$5,084,956	$5,187,428
12/14	$5,200,998	$5,244,055	$5,089,712	$5,182,118
1/15	$5,129,876	$5,100,015	$5,196,439	$5,140,180
2/15	$5,312,978	$5,394,697	$5,147,580	$5,299,050
3/15	$5,292,271	$5,327,519	$5,171,483	$5,269,301
4/15	$5,302,910	$5,365,338	$5,152,927	$5,284,181
5/15	$5,356,106	$5,435,531	$5,140,518	$5,320,569
6/15	$5,277,979	$5,333,562	$5,084,467	$5,237,477
7/15	$5,317,663	$5,436,367	$5,119,810	$5,312,611
8/15	$5,064,295	$5,109,352	$5,112,458	$5,117,817
9/15	$4,956,970	$4,969,316	$5,147,040	$5,047,504
10/15	$5,171,425	$5,371,377	$5,147,895	$5,292,871
11/15	$5,171,425	$5,389,121	$5,134,295	$5,297,769
12/15	$5,074,382	$5,292,168	$5,117,703	$5,233,735
1/16	$4,919,166	$5,007,322	$5,188,129	$5,093,523
2/16	$4,922,577	$5,005,604	$5,224,933	$5,106,928
3/16	$5,161,557	$5,354,298	$5,272,871	$5,339,122
4/16	$5,199,245	$5,383,416	$5,293,111	$5,364,740
5/16	$5,254,064	$5,477,689	$5,294,468	$5,421,659
6/16	$5,267,480	$5,490,094	$5,389,599	$5,467,991
7/16	$5,394,905	$5,699,236	$5,423,673	$5,606,799
8/16	$5,415,569	$5,706,808	$5,417,471	$5,608,704
9/16	$5,418,743	$5,711,324	$5,414,297	$5,610,053
10/16	$5,314,936	$5,599,953	$5,372,883	$5,527,251
11/16	$5,420,474	$5,820,723	$5,245,795	$5,605,697
12/16	$5,488,399	$5,930,076	$5,253,193	$5,672,048
1/17	$5,544,654	$6,049,322	$5,263,501	$5,744,934
2/17	$5,665,954	$6,283,479	$5,298,877	$5,893,804
3/17	$5,669,219	$6,287,449	$5,296,098	$5,894,802
4/17	$5,688,646	$6,353,922	$5,336,968	$5,950,391
5/17	$5,753,992	$6,435,013	$5,378,048	$6,014,276
6/17	$5,774,334	$6,479,944	$5,372,635	$6,037,050
7/17	$5,848,842	$6,608,269	$5,395,754	$6,119,175
8/17	$5,864,807	$6,628,940	$5,444,153	$6,152,614
9/17	$5,903,357	$6,770,105	$5,418,223	$6,219,505
10/17	$5,981,736	$6,925,383	$5,421,362	$6,306,536
11/17	$6,079,709	$7,136,580	$5,414,403	$6,418,693
12/17	$6,143,766	$7,216,139	$5,439,253	$6,473,410
1/18	$6,298,170	$7,612,256	$5,376,610	$6,656,797
2/18	$6,153,297	$7,332,785	$5,325,642	$6,484,920
3/18	$6,092,521	$7,166,348	$5,359,795	$6,413,239
4/18	$6,092,521	$7,190,705	$5,319,932	$6,407,238
5/18	$6,191,991	$7,374,255	$5,357,900	$6,523,660
6/18	$6,229,659	$7,421,942	$5,351,310	$6,545,762
7/18	$6,400,624	$7,678,084	$5,352,582	$6,681,927
8/18	$6,517,802	$7,942,650	$5,387,024	$6,837,270
9/18	$6,512,815	$7,972,811	$5,352,334	$6,835,236
10/18	$6,223,528	$7,408,628	$5,310,037	$6,523,420
11/18	$6,324,087	$7,559,398	$5,341,736	$6,618,650
12/18	$5,992,441	$6,870,911	$5,439,871	$6,305,604
1/19	$6,313,214	$7,446,716	$5,497,639	$6,649,447
2/19	$6,457,562	$7,698,850	$5,494,454	$6,782,989
3/19	$6,613,103	$7,832,884	$5,599,958	$6,905,941
4/19	$6,784,166	$8,149,208	$5,601,391	$7,073,983
5/19	$6,673,478	$7,629,906	$5,700,825	$6,853,742
6/19	$6,934,394	$8,165,557	$5,772,417	$7,176,866
7/19	$7,053,604	$8,292,367	$5,785,114	$7,250,054
8/19	$7,106,138	$8,140,488	$5,935,016	$7,245,526
9/19	$7,092,007	$8,281,591	$5,903,406	$7,305,444
10/19	$7,160,960	$8,457,106	$5,921,188	$7,407,143
11/19	$7,296,838	$8,776,713	$5,918,173	$7,573,590
12/19	$7,437,479	$9,030,172	$5,914,048	$7,702,708
1/20	$7,524,880	$9,039,919	$6,027,861	$7,766,990
2/20	$7,196,083	$8,301,203	$6,136,354	$7,442,090
3/20	$6,508,594	$7,204,204	$6,100,243	$6,834,491
4/20	$7,076,920	$8,156,187	$6,208,682	$7,424,965
5/20	$7,319,295	$8,586,519	$6,237,589	$7,673,844
6/20	$7,496,532	$8,776,399	$6,276,880	$7,794,998
7/20	$7,855,107	$9,290,310	$6,370,638	$8,115,438
8/20	$8,175,938	$9,972,192	$6,319,215	$8,446,625
9/20	$7,983,121	$9,607,730	$6,315,751	$8,259,550
10/20	$7,859,009	$9,376,042	$6,287,550	$8,125,291
11/20	$8,374,389	$10,480,138	$6,349,245	$8,731,269
12/20	$8,609,542	$10,923,193	$6,357,994	$8,957,553
1/21	$8,530,359	$10,833,229	$6,312,408	$8,887,599
2/21	$8,690,865	$11,147,182	$6,221,254	$8,990,803
3/21	$8,765,626	$11,569,029	$6,143,571	$9,150,042
4/21	$9,145,434	$12,191,796	$6,192,105	$9,474,487
5/21	$9,162,600	$12,249,671	$6,212,335	$9,513,854
6/21	$9,329,485	$12,556,614	$6,255,983	$9,683,626
7/21	$9,482,216	$12,817,462	$6,325,932	$9,847,635
8/21	$9,628,493	$13,188,430	$6,313,887	$10,011,143
9/21	$9,326,020	$12,582,631	$6,259,222	$9,700,562
10/21	$9,705,442	$13,455,705	$6,257,496	$10,103,349
11/21	$9,614,898	$13,275,204	$6,276,009	$10,033,986
12/21	$9,870,339	$13,812,922	$6,259,951	$10,267,575
1/22	$9,358,254	$13,034,145	$6,125,085	$9,831,760
2/22	$9,259,066	$12,676,471	$6,056,752	$9,626,007
3/22	$9,385,977	$13,104,242	$5,888,485	$9,713,935
4/22	$8,800,799	$11,936,123	$5,665,028	$9,046,942
5/22	$8,770,731	$11,917,980	$5,701,554	$9,062,024
6/22	$8,354,432	$10,919,848	$5,612,108	$8,549,791
7/22	$8,804,893	$11,936,918	$5,749,238	$9,111,150
8/22	$8,528,579	$11,478,585	$5,586,784	$8,798,269
9/22	$8,007,289	$10,416,501	$5,345,399	$8,157,763
10/22	$8,273,188	$11,251,906	$5,276,164	$8,508,051
11/22	$8,655,709	$11,860,608	$5,470,198	$8,909,366
12/22	$8,382,601	$11,170,935	$5,445,523	$8,582,453
1/23	$8,723,299	$11,919,888	$5,613,049	$9,033,310
2/23	$8,491,435	$11,636,247	$5,467,922	$8,810,914
3/23	$8,784,522	$12,004,339	$5,606,821	$9,067,673
4/23	$8,874,839	$12,153,085	$5,640,802	$9,157,070
5/23	$8,834,434	$12,209,690	$5,579,381	$9,142,777
6/23	$9,157,638	$13,034,306	$5,559,482	$9,500,224
7/23	$9,329,523	$13,482,533	$5,555,606	$9,693,592
8/23	$9,296,101	$13,246,684	$5,520,121	$9,567,084
9/23	$8,921,409	$12,624,140	$5,379,845	$9,200,068
10/23	$8,771,307	$12,319,025	$5,294,945	$9,008,578
11/23	$9,412,874	$13,469,565	$5,534,733	$9,676,579
12/23	$9,782,773	$14,134,500	$5,746,597	$10,111,358
1/24	$9,962,764	$14,331,619	$5,730,816	$10,184,859
2/24	$10,278,965	$15,105,546	$5,649,850	$10,457,299
3/24	$10,489,324	$15,589,787	$5,702,020	$10,697,063
4/24	$10,147,414	$14,926,406	$5,557,996	$10,315,875
5/24	$10,616,320	$15,629,285	$5,652,222	$10,677,293
6/24	$10,987,211	$16,146,566	$5,705,733	$10,929,758
7/24	$11,112,289	$16,381,545	$5,839,002	$11,127,308
8/24	$11,372,254	$16,769,843	$5,922,908	$11,349,520
9/24	$11,545,996	$17,128,412	$6,002,211	$11,555,909

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class R6	29.42%	10.23%	8.72%
Russell 1000® Index	35.68%	15.62%	13.09%
Bloomberg U.S. Aggregate Bond Index	11.57%	0.33%	1.84%
Balanced Blended BenchmarkFootnote Reference2	25.61%	9.59%	8.73%
Footnote	Description
Footnote[1]	Class R6 performance prior to 2/1/19 is linked to Class I. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the Financial Highlights included in the financial statements is not linked.
Footnote[2]	Benchmark is an internally constructed benchmark comprised of a blend of 60% Russell 1000® Index and 40% Bloomberg U.S. Aggregate Bond Index, and is rebalanced monthly.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$1,347,515,064
# of Portfolio Holdings	540
Portfolio Turnover Rate	153%
Total Advisory Fees Paid	$4,653,442

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	2.7%
Commercial Mortgage-Backed Securities	3.5%
Asset-Backed Securities	4.3%
U.S. Treasury Obligations	4.9%
Short-Term Investments	5.6%
U.S. Government Agency Mortgage-Backed Securities	8.4%
Corporate Bonds	10.7%
Common Stocks	59.9%
Footnote	Description
Footnote†	Investment types less than 1% each

Top Ten Holdings (% of total investments)Footnote Referencea

Microsoft Corp.	4.9%
Apple, Inc.	4.2%
Uniform Mortgage-Backed Security, 5.50%, 30-Year, TBA	4.0%
NVIDIA Corp.	3.8%
Alphabet, Inc., Class C	2.8%
Amazon.com, Inc.	2.7%
Uniform Mortgage-Backed Security, 5.00%, 30-Year, TBA	2.6%
Broadcom, Inc.	1.7%
Eli Lilly & Co.	1.4%
AbbVie, Inc.	1.4%
Total	29.5%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2024

CBARX-TSR-AR

Calvert Bond Fund

Class A CSIBX

Annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about the Calvert Bond Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$78	0.73%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Bloomberg U.S. Aggregate Bond Index (the Index):

↑ Selections by Fund management, especially in investment-grade bonds and asset-backed securities, contributed most to Index-relative returns during the period

↑ The Fund’s sector positioning, including an underweight allocation to U.S. Treasurys, contributed to performance relative to the Index during the period

↑ Out-of-Index exposures to high yield corporate bonds and non-agency mortgage-backed securities further aided returns relative to the Index

↑ The use of U.S. Treasury futures contracts to manage interest rate movements contributed to Fund performance relative to the Index during the period

↓ The Fund’s underweight duration detracted most from performance relative to the Index during the period

↓ Selections in U.S. Treasurys detracted from performance relative to the Index during the period

↓ An out-of-Index position in bank loans and an overweight position in asset-backed securities detracted from performance relative to the Index during the period

↓ An underweight position in agency mortgage-backed securities also reduced performance relative to the Index during the period

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	Bloomberg U.S. Universal Index	Bloomberg U.S. Aggregate Bond Index
9/14	$9,675	$10,000	$10,000
10/14	$9,742	$10,098	$10,098
11/14	$9,792	$10,152	$10,170
12/14	$9,828	$10,134	$10,179
1/15	$10,092	$10,327	$10,393
2/15	$9,990	$10,267	$10,295
3/15	$10,044	$10,309	$10,343
4/15	$9,957	$10,297	$10,306
5/15	$9,911	$10,279	$10,281
6/15	$9,765	$10,164	$10,169
7/15	$9,842	$10,224	$10,240
8/15	$9,807	$10,194	$10,225
9/15	$9,849	$10,233	$10,294
10/15	$9,881	$10,266	$10,296
11/15	$9,870	$10,229	$10,269
12/15	$9,830	$10,178	$10,235
1/16	$9,890	$10,290	$10,376
2/16	$9,911	$10,363	$10,450
3/16	$10,046	$10,490	$10,546
4/16	$10,124	$10,562	$10,586
5/16	$10,144	$10,570	$10,589
6/16	$10,299	$10,756	$10,779
7/16	$10,413	$10,844	$10,847
8/16	$10,434	$10,856	$10,835
9/16	$10,435	$10,859	$10,829
10/16	$10,372	$10,787	$10,746
11/16	$10,181	$10,544	$10,492
12/16	$10,187	$10,576	$10,506
1/17	$10,220	$10,613	$10,527
2/17	$10,298	$10,695	$10,598
3/17	$10,299	$10,691	$10,592
4/17	$10,384	$10,780	$10,674
5/17	$10,462	$10,863	$10,756
6/17	$10,487	$10,854	$10,745
7/17	$10,525	$10,908	$10,792
8/17	$10,608	$11,002	$10,888
9/17	$10,561	$10,963	$10,836
10/17	$10,571	$10,976	$10,843
11/17	$10,573	$10,960	$10,829
12/17	$10,614	$11,008	$10,879
1/18	$10,538	$10,902	$10,753
2/18	$10,457	$10,799	$10,651
3/18	$10,499	$10,853	$10,720
4/18	$10,434	$10,781	$10,640
5/18	$10,497	$10,840	$10,716
6/18	$10,497	$10,824	$10,703
7/18	$10,500	$10,847	$10,705
8/18	$10,558	$10,900	$10,774
9/18	$10,510	$10,853	$10,705
10/18	$10,439	$10,763	$10,620
11/18	$10,475	$10,811	$10,683
12/18	$10,597	$10,980	$10,880
1/19	$10,729	$11,132	$10,995
2/19	$10,752	$11,144	$10,989
3/19	$10,933	$11,345	$11,200
4/19	$10,952	$11,361	$11,203
5/19	$11,128	$11,535	$11,402
6/19	$11,235	$11,698	$11,545
7/19	$11,259	$11,733	$11,570
8/19	$11,529	$11,998	$11,870
9/19	$11,467	$11,946	$11,807
10/19	$11,503	$11,985	$11,842
11/19	$11,504	$11,982	$11,836
12/19	$11,492	$12,000	$11,828
1/20	$11,723	$12,216	$12,056
2/20	$11,871	$12,399	$12,273
3/20	$11,286	$12,156	$12,200
4/20	$11,527	$12,400	$12,417
5/20	$11,640	$12,516	$12,475
6/20	$11,863	$12,620	$12,554
7/20	$12,082	$12,842	$12,741
8/20	$12,069	$12,768	$12,638
9/20	$12,076	$12,745	$12,632
10/20	$12,040	$12,699	$12,575
11/20	$12,260	$12,865	$12,698
12/20	$12,340	$12,909	$12,716
1/21	$12,329	$12,828	$12,625
2/21	$12,219	$12,663	$12,443
3/21	$12,129	$12,515	$12,287
4/21	$12,222	$12,621	$12,384
5/21	$12,272	$12,669	$12,425
6/21	$12,356	$12,761	$12,512
7/21	$12,477	$12,889	$12,652
8/21	$12,468	$12,881	$12,628
9/21	$12,392	$12,771	$12,518
10/21	$12,380	$12,760	$12,515
11/21	$12,371	$12,776	$12,552
12/21	$12,352	$12,767	$12,520
1/22	$12,125	$12,487	$12,250
2/22	$11,974	$12,317	$12,114
3/22	$11,673	$11,986	$11,777
4/22	$11,304	$11,539	$11,330
5/22	$11,305	$11,603	$11,403
6/22	$11,073	$11,371	$11,224
7/22	$11,340	$11,657	$11,498
8/22	$11,088	$11,354	$11,174
9/22	$10,638	$10,865	$10,691
10/22	$10,485	$10,745	$10,552
11/22	$10,836	$11,146	$10,940
12/22	$10,814	$11,108	$10,891
1/23	$11,207	$11,453	$11,226
2/23	$10,981	$11,171	$10,936
3/23	$11,193	$11,434	$11,214
4/23	$11,259	$11,503	$11,282
5/23	$11,157	$11,384	$11,159
6/23	$11,139	$11,366	$11,119
7/23	$11,153	$11,378	$11,111
8/23	$11,114	$11,309	$11,040
9/23	$10,855	$11,040	$10,760
10/23	$10,674	$10,874	$10,590
11/23	$11,174	$11,363	$11,069
12/23	$11,604	$11,794	$11,493
1/24	$11,637	$11,766	$11,462
2/24	$11,479	$11,625	$11,300
3/24	$11,595	$11,739	$11,404
4/24	$11,324	$11,465	$11,116
5/24	$11,529	$11,655	$11,304
6/24	$11,639	$11,761	$11,411
7/24	$11,912	$12,028	$11,678
8/24	$12,089	$12,205	$11,846
9/24	$12,262	$12,373	$12,004

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class A	12.93%	1.34%	2.39%
Class A with 3.25% Maximum Sales Charge	9.28%	0.68%	2.06%
Bloomberg U.S. Universal IndexFootnote Reference1	12.08%	0.70%	2.15%
Bloomberg U.S. Aggregate Bond Index	11.57%	0.33%	1.84%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$3,629,113,563
# of Portfolio Holdings	466
Portfolio Turnover Rate	320%
Total Advisory Fees Paid	$8,221,534

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.9%
Taxable Municipal Obligations	1.0%
Senior Floating-Rate Loans	2.0%
Collateralized Mortgage Obligations	3.9%
Commercial Mortgage-Backed Securities	7.7%
Asset-Backed Securities	10.1%
Short-Term Investments	10.6%
U.S. Treasury Obligations	14.0%
U.S. Government Agency Mortgage-Backed Securities	21.5%
Corporate Bonds	27.3%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of net assets)Footnote Referencea

AAA
57.5%
AA
6.8%
A
11.6%
BBB
21.7%
BB
4.4%
B
2.7%
CCC
0.1%
Not Rated
4.5%
Cash and cash equivalents
(9.3%)

Value	Value
Cash and cash equivalents	(9.3%)
Not Rated	4.5%
CCC	0.1%
B	2.7%
BB	4.4%
BBB	21.7%
A	11.6%
AA	6.8%
AAA	57.5%
Footnote	Description
Footnote[a]	Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”). If securities are rated differently by the ratings agencies, the highest rating is applied. Moody's ratings are converted to the S&P and Fitch scale with ratings ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2024

CSIBX-TSR-AR

Calvert Bond Fund

Class C CSBCX

Annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about the Calvert Bond Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$162	1.53%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Bloomberg U.S. Aggregate Bond Index (the Index):

↑ Selections by Fund management, especially in investment-grade bonds and asset-backed securities, contributed most to Index-relative returns during the period

↑ The Fund’s sector positioning, including an underweight allocation to U.S. Treasurys, contributed to performance relative to the Index during the period

↑ Out-of-Index exposures to high yield corporate bonds and non-agency mortgage-backed securities further aided returns relative to the Index

↑ The use of U.S. Treasury futures contracts to manage interest rate movements contributed to Fund performance relative to the Index during the period

↓ The Fund’s underweight duration detracted most from performance relative to the Index during the period

↓ Selections in U.S. Treasurys detracted from performance relative to the Index during the period

↓ An out-of-Index position in bank loans and an overweight position in asset-backed securities detracted from performance relative to the Index during the period

↓ An underweight position in agency mortgage-backed securities also reduced performance relative to the Index during the period

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class C	Bloomberg U.S. Universal Index	Bloomberg U.S. Aggregate Bond Index
9/14	$10,000	$10,000	$10,000
10/14	$10,057	$10,098	$10,098
11/14	$10,102	$10,152	$10,170
12/14	$10,132	$10,134	$10,179
1/15	$10,399	$10,327	$10,393
2/15	$10,293	$10,267	$10,295
3/15	$10,335	$10,309	$10,343
4/15	$10,239	$10,297	$10,306
5/15	$10,184	$10,279	$10,281
6/15	$10,031	$10,164	$10,169
7/15	$10,096	$10,224	$10,240
8/15	$10,054	$10,194	$10,225
9/15	$10,089	$10,233	$10,294
10/15	$10,115	$10,266	$10,296
11/15	$10,096	$10,229	$10,269
12/15	$10,047	$10,178	$10,235
1/16	$10,102	$10,290	$10,376
2/16	$10,117	$10,363	$10,450
3/16	$10,248	$10,490	$10,546
4/16	$10,321	$10,562	$10,586
5/16	$10,334	$10,570	$10,589
6/16	$10,478	$10,756	$10,779
7/16	$10,587	$10,844	$10,847
8/16	$10,600	$10,856	$10,835
9/16	$10,599	$10,859	$10,829
10/16	$10,519	$10,787	$10,746
11/16	$10,323	$10,544	$10,492
12/16	$10,321	$10,576	$10,506
1/17	$10,347	$10,613	$10,527
2/17	$10,420	$10,695	$10,598
3/17	$10,414	$10,691	$10,592
4/17	$10,487	$10,780	$10,674
5/17	$10,565	$10,863	$10,756
6/17	$10,576	$10,854	$10,745
7/17	$10,613	$10,908	$10,792
8/17	$10,683	$11,002	$10,888
9/17	$10,628	$10,963	$10,836
10/17	$10,632	$10,976	$10,843
11/17	$10,626	$10,960	$10,829
12/17	$10,661	$11,008	$10,879
1/18	$10,577	$10,902	$10,753
2/18	$10,488	$10,799	$10,651
3/18	$10,524	$10,853	$10,720
4/18	$10,458	$10,781	$10,640
5/18	$10,507	$10,840	$10,716
6/18	$10,501	$10,824	$10,703
7/18	$10,504	$10,847	$10,705
8/18	$10,548	$10,900	$10,774
9/18	$10,494	$10,853	$10,705
10/18	$10,413	$10,763	$10,620
11/18	$10,443	$10,811	$10,683
12/18	$10,559	$10,980	$10,880
1/19	$10,682	$11,132	$10,995
2/19	$10,698	$11,144	$10,989
3/19	$10,872	$11,345	$11,200
4/19	$10,884	$11,361	$11,203
5/19	$11,052	$11,535	$11,402
6/19	$11,152	$11,698	$11,545
7/19	$11,168	$11,733	$11,570
8/19	$11,422	$11,998	$11,870
9/19	$11,353	$11,946	$11,807
10/19	$11,381	$11,985	$11,842
11/19	$11,382	$11,982	$11,836
12/19	$11,361	$12,000	$11,828
1/20	$11,577	$12,216	$12,056
2/20	$11,717	$12,399	$12,273
3/20	$11,134	$12,156	$12,200
4/20	$11,366	$12,400	$12,417
5/20	$11,471	$12,516	$12,475
6/20	$11,677	$12,620	$12,554
7/20	$11,886	$12,842	$12,741
8/20	$11,865	$12,768	$12,638
9/20	$11,864	$12,745	$12,632
10/20	$11,820	$12,699	$12,575
11/20	$12,037	$12,865	$12,698
12/20	$12,100	$12,909	$12,716
1/21	$12,081	$12,828	$12,625
2/21	$11,965	$12,663	$12,443
3/21	$11,868	$12,515	$12,287
4/21	$11,958	$12,621	$12,384
5/21	$11,992	$12,669	$12,425
6/21	$12,075	$12,761	$12,512
7/21	$12,178	$12,889	$12,652
8/21	$12,161	$12,881	$12,628
9/21	$12,077	$12,771	$12,518
10/21	$12,058	$12,760	$12,515
11/21	$12,041	$12,776	$12,552
12/21	$12,014	$12,767	$12,520
1/22	$11,791	$12,487	$12,250
2/22	$11,635	$12,317	$12,114
3/22	$11,333	$11,986	$11,777
4/22	$10,965	$11,539	$11,330
5/22	$10,959	$11,603	$11,403
6/22	$10,725	$11,371	$11,224
7/22	$10,984	$11,657	$11,498
8/22	$10,731	$11,354	$11,174
9/22	$10,286	$10,865	$10,691
10/22	$10,129	$10,745	$10,552
11/22	$10,464	$11,146	$10,940
12/22	$10,436	$11,108	$10,891
1/23	$10,803	$11,453	$11,226
2/23	$10,576	$11,171	$10,936
3/23	$10,782	$11,434	$11,214
4/23	$10,839	$11,503	$11,282
5/23	$10,732	$11,384	$11,159
6/23	$10,707	$11,366	$11,119
7/23	$10,713	$11,378	$11,111
8/23	$10,668	$11,309	$11,040
9/23	$10,410	$11,040	$10,760
10/23	$10,236	$10,874	$10,590
11/23	$10,704	$11,363	$11,069
12/23	$11,103	$11,794	$11,493
1/24	$11,127	$11,766	$11,462
2/24	$10,976	$11,625	$11,300
3/24	$11,072	$11,739	$11,404
4/24	$10,811	$11,465	$11,116
5/24	$11,001	$11,655	$11,304
6/24	$11,099	$11,761	$11,411
7/24	$11,354	$12,028	$11,678
8/24	$11,515	$12,205	$11,846
9/24	$11,852	$12,373	$12,004

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class C	12.09%	0.55%	1.71%
Class C with 1% Maximum Deferred Sales Charge	11.09%	0.55%	1.71%
Bloomberg U.S. Universal IndexFootnote Reference1	12.08%	0.70%	2.15%
Bloomberg U.S. Aggregate Bond Index	11.57%	0.33%	1.84%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$3,629,113,563
# of Portfolio Holdings	466
Portfolio Turnover Rate	320%
Total Advisory Fees Paid	$8,221,534

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.9%
Taxable Municipal Obligations	1.0%
Senior Floating-Rate Loans	2.0%
Collateralized Mortgage Obligations	3.9%
Commercial Mortgage-Backed Securities	7.7%
Asset-Backed Securities	10.1%
Short-Term Investments	10.6%
U.S. Treasury Obligations	14.0%
U.S. Government Agency Mortgage-Backed Securities	21.5%
Corporate Bonds	27.3%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of net assets)Footnote Referencea

Value	Value
Cash and cash equivalents	(9.3%)
Not Rated	4.5%
CCC	0.1%
B	2.7%
BB	4.4%
BBB	21.7%
A	11.6%
AA	6.8%
AAA	57.5%
Footnote	Description
Footnote[a]	Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”). If securities are rated differently by the ratings agencies, the highest rating is applied. Moody's ratings are converted to the S&P and Fitch scale with ratings ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2024

CSBCX-TSR-AR

Calvert Bond Fund

Class I CBDIX

Annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about the Calvert Bond Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$56	0.53%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Bloomberg U.S. Aggregate Bond Index (the Index):

↑ Selections by Fund management, especially in investment-grade bonds and asset-backed securities, contributed most to Index-relative returns during the period

↑ The Fund’s sector positioning, including an underweight allocation to U.S. Treasurys, contributed to performance relative to the Index during the period

↑ Out-of-Index exposures to high yield corporate bonds and non-agency mortgage-backed securities further aided returns relative to the Index

↑ The use of U.S. Treasury futures contracts to manage interest rate movements contributed to Fund performance relative to the Index during the period

↓ The Fund’s underweight duration detracted most from performance relative to the Index during the period

↓ Selections in U.S. Treasurys detracted from performance relative to the Index during the period

↓ An out-of-Index position in bank loans and an overweight position in asset-backed securities detracted from performance relative to the Index during the period

↓ An underweight position in agency mortgage-backed securities also reduced performance relative to the Index during the period

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	Bloomberg U.S. Universal Index	Bloomberg U.S. Aggregate Bond Index
9/14	$1,000,000	$1,000,000	$1,000,000
10/14	$1,007,440	$1,009,792	$1,009,828
11/14	$1,013,056	$1,015,242	$1,016,991
12/14	$1,016,692	$1,013,408	$1,017,942
1/15	$1,044,443	$1,032,698	$1,039,288
2/15	$1,034,963	$1,026,679	$1,029,516
3/15	$1,040,429	$1,030,917	$1,034,297
4/15	$1,032,597	$1,029,721	$1,030,585
5/15	$1,027,625	$1,027,919	$1,028,104
6/15	$1,013,571	$1,016,447	$1,016,893
7/15	$1,021,304	$1,022,366	$1,023,962
8/15	$1,018,205	$1,019,354	$1,022,492
9/15	$1,023,556	$1,023,344	$1,029,408
10/15	$1,026,721	$1,026,615	$1,029,579
11/15	$1,026,040	$1,022,871	$1,026,859
12/15	$1,022,169	$1,017,761	$1,023,541
1/16	$1,028,719	$1,028,996	$1,037,626
2/16	$1,031,925	$1,036,306	$1,044,987
3/16	$1,045,565	$1,049,006	$1,054,574
4/16	$1,054,678	$1,056,153	$1,058,622
5/16	$1,056,417	$1,056,978	$1,058,894
6/16	$1,072,842	$1,075,586	$1,077,920
7/16	$1,085,082	$1,084,449	$1,084,735
8/16	$1,087,518	$1,085,619	$1,083,494
9/16	$1,088,592	$1,085,877	$1,082,859
10/16	$1,081,654	$1,078,673	$1,074,577
11/16	$1,062,061	$1,054,427	$1,049,159
12/16	$1,063,647	$1,057,560	$1,050,639
1/17	$1,067,467	$1,061,291	$1,052,700
2/17	$1,075,945	$1,069,479	$1,059,775
3/17	$1,076,469	$1,069,121	$1,059,220
4/17	$1,085,034	$1,077,992	$1,067,394
5/17	$1,094,185	$1,086,309	$1,075,610
6/17	$1,096,523	$1,085,388	$1,074,527
7/17	$1,101,532	$1,090,794	$1,079,151
8/17	$1,109,911	$1,100,205	$1,088,831
9/17	$1,105,347	$1,096,333	$1,083,645
10/17	$1,107,257	$1,097,650	$1,084,272
11/17	$1,106,946	$1,095,989	$1,082,881
12/17	$1,112,162	$1,100,820	$1,087,851
1/18	$1,103,815	$1,090,227	$1,075,322
2/18	$1,096,192	$1,079,889	$1,065,128
3/18	$1,100,024	$1,085,336	$1,071,959
4/18	$1,094,141	$1,078,094	$1,063,986
5/18	$1,100,923	$1,083,973	$1,071,580
6/18	$1,101,155	$1,082,401	$1,070,262
7/18	$1,102,328	$1,084,667	$1,070,516
8/18	$1,108,509	$1,090,010	$1,077,405
9/18	$1,103,652	$1,085,340	$1,070,467
10/18	$1,095,688	$1,076,261	$1,062,007
11/18	$1,099,674	$1,081,101	$1,068,347
12/18	$1,113,276	$1,098,015	$1,087,974
1/19	$1,127,329	$1,113,155	$1,099,528
2/19	$1,129,923	$1,114,368	$1,098,891
3/19	$1,149,103	$1,134,491	$1,119,992
4/19	$1,151,302	$1,136,079	$1,120,278
5/19	$1,169,957	$1,153,482	$1,140,165
6/19	$1,181,399	$1,169,797	$1,154,483
7/19	$1,184,104	$1,173,279	$1,157,023
8/19	$1,212,595	$1,199,827	$1,187,003
9/19	$1,206,325	$1,194,629	$1,180,681
10/19	$1,210,293	$1,198,489	$1,184,238
11/19	$1,211,390	$1,198,249	$1,183,635
12/19	$1,209,546	$1,200,035	$1,182,810
1/20	$1,234,033	$1,221,573	$1,205,572
2/20	$1,249,839	$1,239,864	$1,227,271
3/20	$1,188,509	$1,215,645	$1,220,049
4/20	$1,214,111	$1,239,996	$1,241,736
5/20	$1,226,944	$1,251,577	$1,247,518
6/20	$1,249,859	$1,262,020	$1,255,376
7/20	$1,273,058	$1,284,189	$1,274,128
8/20	$1,271,940	$1,276,784	$1,263,843
9/20	$1,272,918	$1,274,483	$1,263,150
10/20	$1,269,302	$1,269,928	$1,257,510
11/20	$1,293,437	$1,286,499	$1,269,849
12/20	$1,302,074	$1,290,942	$1,271,599
1/21	$1,300,420	$1,282,828	$1,262,482
2/21	$1,289,013	$1,266,275	$1,244,251
3/21	$1,279,800	$1,251,539	$1,228,714
4/21	$1,290,480	$1,262,063	$1,238,421
5/21	$1,295,227	$1,266,877	$1,242,467
6/21	$1,305,124	$1,276,113	$1,251,197
7/21	$1,317,330	$1,288,927	$1,265,186
8/21	$1,316,602	$1,288,066	$1,262,777
9/21	$1,308,730	$1,277,067	$1,251,844
10/21	$1,307,792	$1,276,023	$1,251,499
11/21	$1,307,757	$1,277,564	$1,255,202
12/21	$1,305,228	$1,276,703	$1,251,990
1/22	$1,281,552	$1,248,712	$1,225,017
2/22	$1,265,746	$1,231,687	$1,211,350
3/22	$1,234,236	$1,198,643	$1,177,697
4/22	$1,195,539	$1,153,936	$1,133,006
5/22	$1,195,851	$1,160,286	$1,140,311
6/22	$1,171,551	$1,137,100	$1,122,422
7/22	$1,199,877	$1,165,689	$1,149,848
8/22	$1,173,484	$1,135,386	$1,117,357
9/22	$1,126,205	$1,086,469	$1,069,080
10/22	$1,110,178	$1,074,548	$1,055,233
11/22	$1,147,442	$1,114,614	$1,094,040
12/22	$1,145,387	$1,110,828	$1,089,105
1/23	$1,187,137	$1,145,286	$1,122,610
2/23	$1,162,545	$1,117,145	$1,093,584
3/23	$1,186,006	$1,143,352	$1,121,364
4/23	$1,193,230	$1,150,337	$1,128,160
5/23	$1,182,624	$1,138,410	$1,115,876
6/23	$1,180,872	$1,136,641	$1,111,896
7/23	$1,182,585	$1,137,771	$1,111,121
8/23	$1,178,672	$1,130,920	$1,104,024
9/23	$1,151,431	$1,103,953	$1,075,969
10/23	$1,132,492	$1,087,351	$1,058,989
11/23	$1,185,598	$1,136,287	$1,106,947
12/23	$1,231,370	$1,179,403	$1,149,319
1/24	$1,234,218	$1,176,580	$1,146,163
2/24	$1,218,622	$1,162,474	$1,129,970
3/24	$1,230,191	$1,173,887	$1,140,404
4/24	$1,201,670	$1,146,456	$1,111,599
5/24	$1,224,554	$1,165,459	$1,130,444
6/24	$1,236,363	$1,176,114	$1,141,147
7/24	$1,265,570	$1,202,809	$1,167,800
8/24	$1,284,525	$1,220,515	$1,184,582
9/24	$1,302,698	$1,237,255	$1,200,442

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class I	13.14%	1.55%	2.68%
Bloomberg U.S. Universal IndexFootnote Reference1	12.08%	0.70%	2.15%
Bloomberg U.S. Aggregate Bond Index	11.57%	0.33%	1.84%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$3,629,113,563
# of Portfolio Holdings	466
Portfolio Turnover Rate	320%
Total Advisory Fees Paid	$8,221,534

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.9%
Taxable Municipal Obligations	1.0%
Senior Floating-Rate Loans	2.0%
Collateralized Mortgage Obligations	3.9%
Commercial Mortgage-Backed Securities	7.7%
Asset-Backed Securities	10.1%
Short-Term Investments	10.6%
U.S. Treasury Obligations	14.0%
U.S. Government Agency Mortgage-Backed Securities	21.5%
Corporate Bonds	27.3%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of net assets)Footnote Referencea

Value	Value
Cash and cash equivalents	(9.3%)
Not Rated	4.5%
CCC	0.1%
B	2.7%
BB	4.4%
BBB	21.7%
A	11.6%
AA	6.8%
AAA	57.5%
Footnote	Description
Footnote[a]	Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”). If securities are rated differently by the ratings agencies, the highest rating is applied. Moody's ratings are converted to the S&P and Fitch scale with ratings ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2024

CBDIX-TSR-AR

Calvert Bond Fund

Class R6 CBORX

Annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about the Calvert Bond Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$49	0.46%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Bloomberg U.S. Aggregate Bond Index (the Index):

↑ Selections by Fund management, especially in investment-grade bonds and asset-backed securities, contributed most to Index-relative returns during the period

↑ The Fund’s sector positioning, including an underweight allocation to U.S. Treasurys, contributed to performance relative to the Index during the period

↑ Out-of-Index exposures to high yield corporate bonds and non-agency mortgage-backed securities further aided returns relative to the Index

↑ The use of U.S. Treasury futures contracts to manage interest rate movements contributed to Fund performance relative to the Index during the period

↓ The Fund’s underweight duration detracted most from performance relative to the Index during the period

↓ Selections in U.S. Treasurys detracted from performance relative to the Index during the period

↓ An out-of-Index position in bank loans and an overweight position in asset-backed securities detracted from performance relative to the Index during the period

↓ An underweight position in agency mortgage-backed securities also reduced performance relative to the Index during the period

Fund Performance

Comparison of the change in value of a $5,000,000 investment for the period indicated.

	Class R6	Bloomberg U.S. Universal Index	Bloomberg U.S. Aggregate Bond Index
9/14	$5,000,000	$5,000,000	$5,000,000
10/14	$5,037,199	$5,048,962	$5,049,138
11/14	$5,065,280	$5,076,209	$5,084,956
12/14	$5,083,461	$5,067,038	$5,089,712
1/15	$5,222,217	$5,163,490	$5,196,439
2/15	$5,174,817	$5,133,397	$5,147,580
3/15	$5,202,144	$5,154,585	$5,171,483
4/15	$5,162,983	$5,148,604	$5,152,927
5/15	$5,138,124	$5,139,597	$5,140,518
6/15	$5,067,854	$5,082,236	$5,084,467
7/15	$5,106,522	$5,111,830	$5,119,810
8/15	$5,091,023	$5,096,768	$5,112,458
9/15	$5,117,780	$5,116,718	$5,147,040
10/15	$5,133,604	$5,133,074	$5,147,895
11/15	$5,130,199	$5,114,355	$5,134,295
12/15	$5,110,844	$5,088,805	$5,117,703
1/16	$5,143,593	$5,144,980	$5,188,129
2/16	$5,159,626	$5,181,528	$5,224,933
3/16	$5,227,823	$5,245,029	$5,272,871
4/16	$5,273,390	$5,280,765	$5,293,111
5/16	$5,282,084	$5,284,889	$5,294,468
6/16	$5,364,212	$5,377,929	$5,389,599
7/16	$5,425,409	$5,422,245	$5,423,673
8/16	$5,437,592	$5,428,094	$5,417,471
9/16	$5,442,958	$5,429,384	$5,414,297
10/16	$5,408,270	$5,393,365	$5,372,883
11/16	$5,310,305	$5,272,137	$5,245,795
12/16	$5,318,234	$5,287,798	$5,253,193
1/17	$5,337,334	$5,306,454	$5,263,501
2/17	$5,379,727	$5,347,397	$5,298,877
3/17	$5,382,345	$5,345,606	$5,296,098
4/17	$5,425,171	$5,389,960	$5,336,968
5/17	$5,470,926	$5,431,545	$5,378,048
6/17	$5,482,616	$5,426,940	$5,372,635
7/17	$5,507,659	$5,453,971	$5,395,754
8/17	$5,549,557	$5,501,026	$5,444,153
9/17	$5,526,737	$5,481,666	$5,418,223
10/17	$5,536,320	$5,488,248	$5,421,362
11/17	$5,535,413	$5,479,943	$5,414,403
12/17	$5,561,809	$5,504,100	$5,439,253
1/18	$5,520,167	$5,451,135	$5,376,610
2/18	$5,478,759	$5,399,447	$5,325,642
3/18	$5,501,593	$5,426,680	$5,359,795
4/18	$5,472,446	$5,390,471	$5,319,932
5/18	$5,503,100	$5,419,867	$5,357,900
6/18	$5,504,542	$5,412,007	$5,351,310
7/18	$5,511,004	$5,423,333	$5,352,582
8/18	$5,542,344	$5,450,052	$5,387,024
9/18	$5,518,535	$5,426,699	$5,352,334
10/18	$5,478,861	$5,381,303	$5,310,037
11/18	$5,499,018	$5,405,504	$5,341,736
12/18	$5,567,293	$5,490,077	$5,439,871
1/19	$5,637,830	$5,565,773	$5,497,639
2/19	$5,651,106	$5,571,839	$5,494,454
3/19	$5,747,427	$5,672,454	$5,599,958
4/19	$5,758,756	$5,680,394	$5,601,391
5/19	$5,852,440	$5,767,409	$5,700,825
6/19	$5,910,076	$5,848,985	$5,772,417
7/19	$5,923,956	$5,866,395	$5,785,114
8/19	$6,063,323	$5,999,137	$5,935,016
9/19	$6,032,289	$5,973,146	$5,903,406
10/19	$6,056,118	$5,992,444	$5,921,188
11/19	$6,058,327	$5,991,246	$5,918,173
12/19	$6,053,076	$6,000,174	$5,914,048
1/20	$6,176,050	$6,107,865	$6,027,861
2/20	$6,255,537	$6,199,319	$6,136,354
3/20	$5,948,739	$6,078,224	$6,100,243
4/20	$6,077,300	$6,199,980	$6,208,682
5/20	$6,138,223	$6,257,887	$6,237,589
6/20	$6,257,036	$6,310,102	$6,276,880
7/20	$6,373,610	$6,420,945	$6,370,638
8/20	$6,368,383	$6,383,919	$6,319,215
9/20	$6,373,642	$6,372,414	$6,315,751
10/20	$6,355,883	$6,349,638	$6,287,550
11/20	$6,473,419	$6,432,497	$6,349,245
12/20	$6,517,028	$6,454,709	$6,357,994
1/21	$6,512,929	$6,414,139	$6,312,408
2/21	$6,456,113	$6,331,377	$6,221,254
3/21	$6,410,318	$6,257,696	$6,143,571
4/21	$6,460,384	$6,310,316	$6,192,105
5/21	$6,484,554	$6,334,386	$6,212,335
6/21	$6,534,531	$6,380,565	$6,255,983
7/21	$6,599,956	$6,444,633	$6,325,932
8/21	$6,596,692	$6,440,332	$6,313,887
9/21	$6,557,713	$6,385,334	$6,259,222
10/21	$6,549,367	$6,380,115	$6,257,496
11/21	$6,549,556	$6,387,822	$6,276,009
12/21	$6,541,190	$6,383,515	$6,259,951
1/22	$6,422,902	$6,243,562	$6,125,085
2/22	$6,340,032	$6,158,437	$6,056,752
3/22	$6,182,372	$5,993,214	$5,888,485
4/22	$5,988,635	$5,769,682	$5,665,028
5/22	$5,990,544	$5,801,428	$5,701,554
6/22	$5,868,981	$5,685,501	$5,612,108
7/22	$6,015,398	$5,828,446	$5,749,238
8/22	$5,883,343	$5,676,928	$5,586,784
9/22	$5,642,454	$5,432,344	$5,345,399
10/22	$5,566,387	$5,372,739	$5,276,164
11/22	$5,749,639	$5,573,070	$5,470,198
12/22	$5,739,657	$5,554,141	$5,445,523
1/23	$5,949,495	$5,726,432	$5,613,049
2/23	$5,830,455	$5,585,724	$5,467,922
3/23	$5,944,442	$5,716,761	$5,606,821
4/23	$5,981,021	$5,751,684	$5,640,802
5/23	$5,928,117	$5,692,052	$5,579,381
6/23	$5,923,763	$5,683,206	$5,559,482
7/23	$5,932,685	$5,688,856	$5,555,606
8/23	$5,909,206	$5,654,598	$5,520,121
9/23	$5,772,751	$5,519,764	$5,379,845
10/23	$5,682,172	$5,436,756	$5,294,945
11/23	$5,944,933	$5,681,437	$5,534,733
12/23	$6,175,114	$5,897,014	$5,746,597
1/24	$6,193,992	$5,882,902	$5,730,816
2/24	$6,111,724	$5,812,368	$5,649,850
3/24	$6,174,437	$5,869,437	$5,702,020
4/24	$6,031,510	$5,732,278	$5,557,996
5/24	$6,142,484	$5,827,297	$5,652,222
6/24	$6,202,142	$5,880,568	$5,705,733
7/24	$6,353,550	$6,014,044	$5,839,002
8/24	$6,449,127	$6,102,576	$5,922,908
9/24	$6,536,403	$6,186,276	$6,002,211

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class R6	13.23%	1.62%	2.71%
Bloomberg U.S. Universal IndexFootnote Reference2	12.08%	0.70%	2.15%
Bloomberg U.S. Aggregate Bond Index	11.57%	0.33%	1.84%
Footnote	Description
Footnote[1]	Class R6 performance prior to 10/3/17 is linked to Class I. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the Financial Highlights included in the financial statements is not linked.
Footnote[2]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$3,629,113,563
# of Portfolio Holdings	466
Portfolio Turnover Rate	320%
Total Advisory Fees Paid	$8,221,534

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.9%
Taxable Municipal Obligations	1.0%
Senior Floating-Rate Loans	2.0%
Collateralized Mortgage Obligations	3.9%
Commercial Mortgage-Backed Securities	7.7%
Asset-Backed Securities	10.1%
Short-Term Investments	10.6%
U.S. Treasury Obligations	14.0%
U.S. Government Agency Mortgage-Backed Securities	21.5%
Corporate Bonds	27.3%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of net assets)Footnote Referencea

Value	Value
Cash and cash equivalents	(9.3%)
Not Rated	4.5%
CCC	0.1%
B	2.7%
BB	4.4%
BBB	21.7%
A	11.6%
AA	6.8%
AAA	57.5%
Footnote	Description
Footnote[a]	Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”). If securities are rated differently by the ratings agencies, the highest rating is applied. Moody's ratings are converted to the S&P and Fitch scale with ratings ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2024

CBORX-TSR-AR

Calvert Conservative Allocation Fund

Class A CCLAX

Annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about the Calvert Conservative Allocation Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$47	0.43%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Conservative Allocation Blended Benchmark (the Blended Index):

↓ Among equity funds, allocations to Calvert Equity Fund and Calvert Emerging Markets Advancement Fund detracted from returns relative to the Blended Index

↓ Among stock sizes, allocations to small-cap and mid-cap companies detracted from performance relative to the Blended Index during the period

↓ Among asset classes, the Fund’s underweight allocation to investment-grade bonds detracted from performance relative to the Blended Index during the period

↓ The Fund’s underweight duration detracted from performance relative to the Blended Index during the period

↑ The Fund’s larger-than-Blended Index allocation to fixed-income assets contributed to returns relative to the Blended Index during the period

↑ Selections among fixed-income funds ― especially the Fund’s allocation to Calvert Bond Fund ― contributed to returns relative to the Blended Index

↑ Among asset classes, the Fund’s overweight allocations to high yield corporate bonds and bank loans aided performance relative to the Blended Index

↑ The Fund’s use of derivatives contributed to performance relative to the Blended Index during the period

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	Bloomberg U.S. Aggregate Bond Index	Conservative Allocation Blended Benchmark
9/14	$9,475	$10,000	$10,000
10/14	$9,646	$10,098	$10,121
11/14	$9,750	$10,170	$10,235
12/14	$9,728	$10,179	$10,207
1/15	$9,791	$10,393	$10,274
2/15	$9,993	$10,295	$10,415
3/15	$9,992	$10,343	$10,403
4/15	$9,998	$10,306	$10,445
5/15	$10,003	$10,281	$10,451
6/15	$9,896	$10,169	$10,305
7/15	$9,971	$10,240	$10,389
8/15	$9,727	$10,225	$10,146
9/15	$9,665	$10,294	$10,072
10/15	$9,880	$10,296	$10,345
11/15	$9,857	$10,269	$10,322
12/15	$9,747	$10,235	$10,231
1/16	$9,588	$10,376	$10,107
2/16	$9,563	$10,450	$10,144
3/16	$9,845	$10,546	$10,466
4/16	$9,907	$10,586	$10,536
5/16	$9,962	$10,589	$10,569
6/16	$9,960	$10,779	$10,679
7/16	$10,132	$10,847	$10,883
8/16	$10,169	$10,835	$10,887
9/16	$10,188	$10,829	$10,903
10/16	$10,120	$10,746	$10,772
11/16	$10,170	$10,492	$10,701
12/16	$10,239	$10,506	$10,790
1/17	$10,321	$10,527	$10,893
2/17	$10,467	$10,598	$11,061
3/17	$10,511	$10,592	$11,086
4/17	$10,618	$10,674	$11,196
5/17	$10,739	$10,756	$11,316
6/17	$10,778	$10,745	$11,338
7/17	$10,874	$10,792	$11,465
8/17	$10,925	$10,888	$11,544
9/17	$10,987	$10,836	$11,601
10/17	$11,063	$10,843	$11,690
11/17	$11,146	$10,829	$11,780
12/17	$11,227	$10,879	$11,872
1/18	$11,397	$10,753	$12,005
2/18	$11,200	$10,651	$11,765
3/18	$11,186	$10,720	$11,735
4/18	$11,147	$10,640	$11,708
5/18	$11,225	$10,716	$11,820
6/18	$11,206	$10,703	$11,806
7/18	$11,332	$10,705	$11,931
8/18	$11,470	$10,774	$12,063
9/18	$11,435	$10,705	$12,020
10/18	$11,070	$10,620	$11,636
11/18	$11,183	$10,683	$11,750
12/18	$10,894	$10,880	$11,562
1/19	$11,340	$10,995	$11,978
2/19	$11,505	$10,989	$12,102
3/19	$11,655	$11,200	$12,304
4/19	$11,841	$11,203	$12,460
5/19	$11,704	$11,402	$12,336
6/19	$12,037	$11,545	$12,725
7/19	$12,085	$11,570	$12,776
8/19	$12,147	$11,870	$12,887
9/19	$12,186	$11,807	$12,932
10/19	$12,304	$11,842	$13,073
11/19	$12,450	$11,836	$13,206
12/19	$12,595	$11,828	$13,353
1/20	$12,702	$12,056	$13,480
2/20	$12,459	$12,273	$13,253
3/20	$11,484	$12,200	$12,546
4/20	$12,108	$12,417	$13,209
5/20	$12,446	$12,475	$13,473
6/20	$12,675	$12,554	$13,664
7/20	$13,042	$12,741	$14,053
8/20	$13,315	$12,638	$14,298
9/20	$13,241	$12,632	$14,130
10/20	$13,155	$12,575	$13,981
11/20	$13,826	$12,698	$14,684
12/20	$14,129	$12,716	$14,945
1/21	$14,106	$12,625	$14,861
2/21	$14,196	$12,443	$14,871
3/21	$14,294	$12,287	$14,904
4/21	$14,563	$12,384	$15,219
5/21	$14,675	$12,425	$15,315
6/21	$14,743	$12,512	$15,469
7/21	$14,886	$12,652	$15,627
8/21	$15,006	$12,628	$15,750
9/21	$14,748	$12,518	$15,435
10/21	$14,988	$12,515	$15,728
11/21	$14,853	$12,552	$15,626
12/21	$15,062	$12,520	$15,819
1/22	$14,633	$12,250	$15,301
2/22	$14,439	$12,114	$15,064
3/22	$14,209	$11,777	$14,919
4/22	$13,578	$11,330	$14,122
5/22	$13,562	$11,403	$14,183
6/22	$12,994	$11,224	$13,615
7/22	$13,589	$11,498	$14,202
8/22	$13,167	$11,174	$13,764
9/22	$12,362	$10,691	$12,919
10/22	$12,543	$10,552	$13,114
11/22	$13,149	$10,940	$13,749
12/22	$12,905	$10,891	$13,499
1/23	$13,542	$11,226	$14,109
2/23	$13,215	$10,936	$13,742
3/23	$13,451	$11,214	$14,090
4/23	$13,539	$11,282	$14,207
5/23	$13,347	$11,159	$14,070
6/23	$13,591	$11,119	$14,339
7/23	$13,760	$11,111	$14,521
8/23	$13,551	$11,040	$14,329
9/23	$13,084	$10,760	$13,875
10/23	$12,776	$10,590	$13,581
11/23	$13,572	$11,069	$14,421
12/23	$14,204	$11,493	$15,046
1/24	$14,188	$11,462	$15,044
2/24	$14,278	$11,300	$15,145
3/24	$14,536	$11,404	$15,404
4/24	$14,106	$11,116	$14,955
5/24	$14,445	$11,304	$15,341
6/24	$14,605	$11,411	$15,550
7/24	$14,981	$11,678	$15,898
8/24	$15,265	$11,846	$16,176
9/24	$15,479	$12,004	$16,445

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class A	18.27%	4.89%	5.02%
Class A with 5.25% Maximum Sales Charge	12.08%	3.77%	4.46%
Bloomberg U.S. Aggregate Bond Index	11.57%	0.33%	1.84%
Conservative Allocation Blended BenchmarkFootnote Reference1	18.52%	4.92%	5.10%
Footnote	Description
Footnote[1]	Benchmark is an internally constructed benchmark which is comprised of a blend of 25% Russell 3000® Index, 10% MSCI ACWI ex USA Investable Market Index and 65% Bloomberg U.S. Aggregate Bond Index, and is rebalanced monthly.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$247,005,089
# of Portfolio Holdings	22
Portfolio Turnover Rate	13%
Total Advisory Fees PaidFootnote Reference*	$0
Footnote	Description
Footnote*	Fund does not pay an advisory fee directly; the underlying funds in which the Fund invests do.

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Income Funds
63.8%
Domestic Equity Funds
25.4%
International and Global Equity Funds
10.8%
Short-Term Investments
0.0%*

Value	Value
Short-Term Investments	0.0%Footnote Reference*
International and Global Equity Funds	10.8%
Domestic Equity Funds	25.4%
Income Funds	63.8%
Footnote	Description
Footnote*	Amount is less than 0.05%

Top Ten Holdings (% of total investments)Footnote Referencea

Calvert Bond Fund, Class R6	28.9%
Calvert Core Bond Fund, Class I	11.1%
Calvert US Large-Cap Core Responsible Index Fund, Class R6	7.5%
Calvert Ultra-Short Duration Income Fund, Class R6	6.3%
Calvert Mortgage Access Fund, Class I	6.1%
Calvert US Large-Cap Value Responsible Index Fund, Class R6	4.7%
Calvert Floating-Rate Advantage Fund, Class R6	3.8%
Calvert US Large-Cap Growth Responsible Index Fund, Class R6	3.6%
Calvert International Equity Fund, Class R6	3.4%
Calvert Equity Fund, Class R6	3.1%
Total	78.5%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2024

CCLAX-TSR-AR

Calvert Conservative Allocation Fund

Class C CALCX

Annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about the Calvert Conservative Allocation Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$128	1.18%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Conservative Allocation Blended Benchmark (the Blended Index):

↓ Among equity funds, allocations to Calvert Equity Fund and Calvert Emerging Markets Advancement Fund detracted from returns relative to the Blended Index

↓ Among stock sizes, allocations to small-cap and mid-cap companies detracted from performance relative to the Blended Index during the period

↓ Among asset classes, the Fund’s underweight allocation to investment-grade bonds detracted from performance relative to the Blended Index during the period

↓ The Fund’s underweight duration detracted from performance relative to the Blended Index during the period

↑ The Fund’s larger-than-Blended Index allocation to fixed-income assets contributed to returns relative to the Blended Index during the period

↑ Selections among fixed-income funds ― especially the Fund’s allocation to Calvert Bond Fund ― contributed to returns relative to the Blended Index

↑ Among asset classes, the Fund’s overweight allocations to high yield corporate bonds and bank loans aided performance relative to the Blended Index

↑ The Fund’s use of derivatives contributed to performance relative to the Blended Index during the period

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class C	Bloomberg U.S. Aggregate Bond Index	Conservative Allocation Blended Benchmark
9/14	$10,000	$10,000	$10,000
10/14	$10,176	$10,098	$10,121
11/14	$10,281	$10,170	$10,235
12/14	$10,246	$10,179	$10,207
1/15	$10,308	$10,393	$10,274
2/15	$10,511	$10,295	$10,415
3/15	$10,498	$10,343	$10,403
4/15	$10,498	$10,306	$10,445
5/15	$10,498	$10,281	$10,451
6/15	$10,377	$10,169	$10,305
7/15	$10,444	$10,240	$10,389
8/15	$10,180	$10,225	$10,146
9/15	$10,103	$10,294	$10,072
10/15	$10,324	$10,296	$10,345
11/15	$10,288	$10,269	$10,322
12/15	$10,165	$10,235	$10,231
1/16	$9,991	$10,376	$10,107
2/16	$9,965	$10,450	$10,144
3/16	$10,249	$10,546	$10,466
4/16	$10,307	$10,586	$10,536
5/16	$10,359	$10,589	$10,569
6/16	$10,344	$10,779	$10,679
7/16	$10,519	$10,847	$10,883
8/16	$10,545	$10,835	$10,887
9/16	$10,564	$10,829	$10,903
10/16	$10,486	$10,746	$10,772
11/16	$10,525	$10,492	$10,701
12/16	$10,596	$10,506	$10,790
1/17	$10,675	$10,527	$10,893
2/17	$10,814	$10,598	$11,061
3/17	$10,860	$10,592	$11,086
4/17	$10,960	$10,674	$11,196
5/17	$11,079	$10,756	$11,316
6/17	$11,112	$10,745	$11,338
7/17	$11,205	$10,792	$11,465
8/17	$11,251	$10,888	$11,544
9/17	$11,308	$10,836	$11,601
10/17	$11,374	$10,843	$11,690
11/17	$11,460	$10,829	$11,780
12/17	$11,530	$10,879	$11,872
1/18	$11,700	$10,753	$12,005
2/18	$11,496	$10,651	$11,765
3/18	$11,474	$10,720	$11,735
4/18	$11,419	$10,640	$11,708
5/18	$11,494	$10,716	$11,820
6/18	$11,466	$10,703	$11,806
7/18	$11,589	$10,705	$11,931
8/18	$11,719	$10,774	$12,063
9/18	$11,681	$10,705	$12,020
10/18	$11,304	$10,620	$11,636
11/18	$11,407	$10,683	$11,750
12/18	$11,106	$10,880	$11,562
1/19	$11,553	$10,995	$11,978
2/19	$11,716	$10,989	$12,102
3/19	$11,862	$11,200	$12,304
4/19	$12,039	$11,203	$12,460
5/19	$11,897	$11,402	$12,336
6/19	$12,225	$11,545	$12,725
7/19	$12,267	$11,570	$12,776
8/19	$12,324	$11,870	$12,887
9/19	$12,355	$11,807	$12,932
10/19	$12,469	$11,842	$13,073
11/19	$12,604	$11,836	$13,206
12/19	$12,743	$11,828	$13,353
1/20	$12,845	$12,056	$13,480
2/20	$12,589	$12,273	$13,253
3/20	$11,595	$12,200	$12,546
4/20	$12,219	$12,417	$13,209
5/20	$12,556	$12,475	$13,473
6/20	$12,782	$12,554	$13,664
7/20	$13,142	$12,741	$14,053
8/20	$13,413	$12,638	$14,298
9/20	$13,320	$12,632	$14,130
10/20	$13,231	$12,575	$13,981
11/20	$13,893	$12,698	$14,684
12/20	$14,187	$12,716	$14,945
1/21	$14,150	$12,625	$14,861
2/21	$14,233	$12,443	$14,871
3/21	$14,328	$12,287	$14,904
4/21	$14,594	$12,384	$15,219
5/21	$14,692	$12,425	$15,315
6/21	$14,749	$12,512	$15,469
7/21	$14,878	$12,652	$15,627
8/21	$15,000	$12,628	$15,750
9/21	$14,733	$12,518	$15,435
10/21	$14,961	$12,515	$15,728
11/21	$14,817	$12,552	$15,626
12/21	$15,014	$12,520	$15,819
1/22	$14,582	$12,250	$15,301
2/22	$14,377	$12,114	$15,064
3/22	$14,142	$11,777	$14,919
4/22	$13,505	$11,330	$14,122
5/22	$13,474	$11,403	$14,183
6/22	$12,907	$11,224	$13,615
7/22	$13,482	$11,498	$14,202
8/22	$13,057	$11,174	$13,764
9/22	$12,254	$10,691	$12,919
10/22	$12,419	$10,552	$13,114
11/22	$13,020	$10,940	$13,749
12/22	$12,767	$10,891	$13,499
1/23	$13,389	$11,226	$14,109
2/23	$13,054	$10,936	$13,742
3/23	$13,281	$11,214	$14,090
4/23	$13,361	$11,282	$14,207
5/23	$13,169	$11,159	$14,070
6/23	$13,395	$11,119	$14,339
7/23	$13,556	$11,111	$14,521
8/23	$13,339	$11,040	$14,329
9/23	$12,872	$10,760	$13,875
10/23	$12,556	$10,590	$13,581
11/23	$13,333	$11,069	$14,421
12/23	$13,946	$11,493	$15,046
1/24	$13,929	$11,462	$15,044
2/24	$14,003	$11,300	$15,145
3/24	$14,240	$11,404	$15,404
4/24	$13,813	$11,116	$14,955
5/24	$14,142	$11,304	$15,341
6/24	$14,288	$11,411	$15,550
7/24	$14,652	$11,678	$15,898
8/24	$14,908	$11,846	$16,176
9/24	$15,340	$12,004	$16,445

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class C	17.41%	4.11%	4.37%
Class C with 1% Maximum Deferred Sales Charge	16.41%	4.11%	4.37%
Bloomberg U.S. Aggregate Bond Index	11.57%	0.33%	1.84%
Conservative Allocation Blended BenchmarkFootnote Reference1	18.52%	4.92%	5.10%
Footnote	Description
Footnote[1]	Benchmark is an internally constructed benchmark which is comprised of a blend of 25% Russell 3000® Index, 10% MSCI ACWI ex USA Investable Market Index and 65% Bloomberg U.S. Aggregate Bond Index, and is rebalanced monthly.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$247,005,089
# of Portfolio Holdings	22
Portfolio Turnover Rate	13%
Total Advisory Fees PaidFootnote Reference*	$0
Footnote	Description
Footnote*	Fund does not pay an advisory fee directly; the underlying funds in which the Fund invests do.

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
Short-Term Investments	0.0%Footnote Reference*
International and Global Equity Funds	10.8%
Domestic Equity Funds	25.4%
Income Funds	63.8%
Footnote	Description
Footnote*	Amount is less than 0.05%

Top Ten Holdings (% of total investments)Footnote Referencea

Calvert Bond Fund, Class R6	28.9%
Calvert Core Bond Fund, Class I	11.1%
Calvert US Large-Cap Core Responsible Index Fund, Class R6	7.5%
Calvert Ultra-Short Duration Income Fund, Class R6	6.3%
Calvert Mortgage Access Fund, Class I	6.1%
Calvert US Large-Cap Value Responsible Index Fund, Class R6	4.7%
Calvert Floating-Rate Advantage Fund, Class R6	3.8%
Calvert US Large-Cap Growth Responsible Index Fund, Class R6	3.6%
Calvert International Equity Fund, Class R6	3.4%
Calvert Equity Fund, Class R6	3.1%
Total	78.5%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2024

CALCX-TSR-AR

Calvert Conservative Allocation Fund

Class I CFAIX

Annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about the Calvert Conservative Allocation Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$20	0.18%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Conservative Allocation Blended Benchmark (the Blended Index):

↑ The Fund’s larger-than-Blended Index allocation to fixed-income assets contributed to returns relative to the Blended Index during the period

↑ Selections among fixed-income funds ― especially the Fund’s allocation to Calvert Bond Fund ― contributed to returns relative to the Blended Index

↑ Among asset classes, the Fund’s overweight allocations to high yield corporate bonds and bank loans aided performance relative to the Blended Index

↑ The Fund’s use of derivatives contributed to performance relative to the Blended Index during the period

↓ Among equity funds, allocations to Calvert Equity Fund and Calvert Emerging Markets Advancement Fund detracted from returns relative to the Blended Index

↓ Among stock sizes, allocations to small-cap and mid-cap companies detracted from performance relative to the Blended Index during the period

↓ Among asset classes, the Fund’s underweight allocation to investment-grade bonds detracted from performance relative to the Blended Index during the period

↓ The Fund’s underweight duration detracted from performance relative to the Blended Index during the period

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	Bloomberg U.S. Aggregate Bond Index	Conservative Allocation Blended Benchmark
9/14	$1,000,000	$1,000,000	$1,000,000
10/14	$1,018,002	$1,009,828	$1,012,102
11/14	$1,029,035	$1,016,991	$1,023,486
12/14	$1,026,671	$1,017,942	$1,020,721
1/15	$1,033,370	$1,039,288	$1,027,351
2/15	$1,054,707	$1,029,516	$1,041,451
3/15	$1,054,561	$1,034,297	$1,040,335
4/15	$1,055,172	$1,030,585	$1,044,465
5/15	$1,055,775	$1,028,104	$1,045,098
6/15	$1,044,397	$1,016,893	$1,030,486
7/15	$1,052,357	$1,023,962	$1,038,939
8/15	$1,026,613	$1,022,492	$1,014,632
9/15	$1,020,017	$1,029,408	$1,007,239
10/15	$1,042,762	$1,029,579	$1,034,528
11/15	$1,040,298	$1,026,859	$1,032,236
12/15	$1,028,684	$1,023,541	$1,023,105
1/16	$1,011,917	$1,037,626	$1,010,743
2/16	$1,009,339	$1,044,987	$1,014,370
3/16	$1,039,093	$1,054,574	$1,046,598
4/16	$1,045,575	$1,058,622	$1,053,609
5/16	$1,052,052	$1,058,894	$1,056,867
6/16	$1,052,066	$1,077,920	$1,067,927
7/16	$1,070,291	$1,084,735	$1,088,285
8/16	$1,074,193	$1,083,494	$1,088,725
9/16	$1,077,121	$1,082,859	$1,090,269
10/16	$1,069,938	$1,074,577	$1,077,200
11/16	$1,075,161	$1,049,159	$1,070,099
12/16	$1,083,758	$1,050,639	$1,078,973
1/17	$1,092,473	$1,052,700	$1,089,292
2/17	$1,107,891	$1,059,775	$1,106,073
3/17	$1,112,592	$1,059,220	$1,108,616
4/17	$1,124,658	$1,067,394	$1,119,621
5/17	$1,137,395	$1,075,610	$1,131,636
6/17	$1,141,905	$1,074,527	$1,133,818
7/17	$1,152,683	$1,079,151	$1,146,488
8/17	$1,158,739	$1,088,831	$1,154,416
9/17	$1,165,678	$1,083,645	$1,160,072
10/17	$1,173,799	$1,084,272	$1,169,017
11/17	$1,183,272	$1,082,881	$1,177,979
12/17	$1,191,148	$1,087,851	$1,187,211
1/18	$1,209,929	$1,075,322	$1,200,468
2/18	$1,189,745	$1,065,128	$1,176,483
3/18	$1,188,967	$1,071,959	$1,173,515
4/18	$1,184,768	$1,063,986	$1,170,756
5/18	$1,193,145	$1,071,580	$1,181,965
6/18	$1,191,151	$1,070,262	$1,180,588
7/18	$1,205,199	$1,070,516	$1,193,103
8/18	$1,219,937	$1,077,405	$1,206,259
9/18	$1,216,927	$1,070,467	$1,201,970
10/18	$1,178,832	$1,062,007	$1,163,627
11/18	$1,190,816	$1,068,347	$1,174,959
12/18	$1,160,838	$1,087,974	$1,156,186
1/19	$1,208,348	$1,099,528	$1,197,756
2/19	$1,225,891	$1,098,891	$1,210,200
3/19	$1,242,638	$1,119,992	$1,230,370
4/19	$1,262,431	$1,120,278	$1,246,037
5/19	$1,247,768	$1,140,165	$1,233,603
6/19	$1,284,040	$1,154,483	$1,272,493
7/19	$1,289,193	$1,157,023	$1,277,593
8/19	$1,296,575	$1,187,003	$1,288,690
9/19	$1,300,739	$1,180,681	$1,293,175
10/19	$1,314,060	$1,184,238	$1,307,274
11/19	$1,329,606	$1,183,635	$1,320,556
12/19	$1,345,193	$1,182,810	$1,335,315
1/20	$1,356,652	$1,205,572	$1,347,988
2/20	$1,330,704	$1,227,271	$1,325,280
3/20	$1,227,441	$1,220,049	$1,254,622
4/20	$1,294,143	$1,241,736	$1,320,882
5/20	$1,330,949	$1,247,518	$1,347,339
6/20	$1,355,487	$1,255,376	$1,366,424
7/20	$1,395,497	$1,274,128	$1,405,276
8/20	$1,424,736	$1,263,843	$1,429,786
9/20	$1,416,974	$1,263,150	$1,412,968
10/20	$1,408,482	$1,257,510	$1,398,112
11/20	$1,480,308	$1,269,849	$1,468,428
12/20	$1,513,577	$1,271,599	$1,494,509
1/21	$1,511,193	$1,262,482	$1,486,127
2/21	$1,520,767	$1,244,251	$1,487,063
3/21	$1,531,388	$1,228,714	$1,490,354
4/21	$1,561,010	$1,238,421	$1,521,937
5/21	$1,573,016	$1,242,467	$1,531,495
6/21	$1,580,477	$1,251,197	$1,546,945
7/21	$1,595,735	$1,265,186	$1,562,722
8/21	$1,610,191	$1,262,777	$1,574,993
9/21	$1,582,745	$1,251,844	$1,543,458
10/21	$1,608,520	$1,251,499	$1,572,773
11/21	$1,594,022	$1,255,202	$1,562,628
12/21	$1,617,442	$1,251,990	$1,581,892
1/22	$1,571,516	$1,225,017	$1,530,054
2/22	$1,550,640	$1,211,350	$1,506,443
3/22	$1,526,956	$1,177,697	$1,491,880
4/22	$1,459,148	$1,133,006	$1,412,204
5/22	$1,457,473	$1,140,311	$1,418,332
6/22	$1,396,615	$1,122,422	$1,361,505
7/22	$1,460,518	$1,149,848	$1,420,174
8/22	$1,415,954	$1,117,357	$1,376,393
9/22	$1,329,527	$1,069,080	$1,291,869
10/22	$1,348,979	$1,055,233	$1,311,387
11/22	$1,414,948	$1,094,040	$1,374,909
12/22	$1,388,791	$1,089,105	$1,349,898
1/23	$1,458,102	$1,122,610	$1,410,910
2/23	$1,422,163	$1,093,584	$1,374,195
3/23	$1,448,431	$1,121,364	$1,409,003
4/23	$1,457,909	$1,128,160	$1,420,704
5/23	$1,438,091	$1,115,876	$1,407,033
6/23	$1,464,380	$1,111,896	$1,433,900
7/23	$1,482,598	$1,111,121	$1,452,129
8/23	$1,460,910	$1,104,024	$1,432,880
9/23	$1,410,747	$1,075,969	$1,387,503
10/23	$1,377,471	$1,058,989	$1,358,094
11/23	$1,464,165	$1,106,947	$1,442,081
12/23	$1,532,357	$1,149,319	$1,504,592
1/24	$1,531,470	$1,146,163	$1,504,430
2/24	$1,541,225	$1,129,970	$1,514,465
3/24	$1,569,061	$1,140,404	$1,540,447
4/24	$1,522,623	$1,111,599	$1,495,516
5/24	$1,560,131	$1,130,444	$1,534,072
6/24	$1,578,394	$1,141,147	$1,555,031
7/24	$1,618,935	$1,167,800	$1,589,791
8/24	$1,649,566	$1,184,582	$1,617,594
9/24	$1,673,400	$1,200,442	$1,644,464

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class I	18.61%	5.16%	5.28%
Bloomberg U.S. Aggregate Bond Index	11.57%	0.33%	1.84%
Conservative Allocation Blended BenchmarkFootnote Reference2	18.52%	4.92%	5.10%
Footnote	Description
Footnote[1]	Class I performance prior to 5/20/16 is linked to Class A. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the Financial Highlights included in the financial statements is not linked.
Footnote[2]	Benchmark is an internally constructed benchmark which is comprised of a blend of 25% Russell 3000® Index, 10% MSCI ACWI ex USA Investable Market Index and 65% Bloomberg U.S. Aggregate Bond Index, and is rebalanced monthly.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$247,005,089
# of Portfolio Holdings	22
Portfolio Turnover Rate	13%
Total Advisory Fees PaidFootnote Reference*	$0
Footnote	Description
Footnote*	Fund does not pay an advisory fee directly; the underlying funds in which the Fund invests do.

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
Short-Term Investments	0.0%Footnote Reference*
International and Global Equity Funds	10.8%
Domestic Equity Funds	25.4%
Income Funds	63.8%
Footnote	Description
Footnote*	Amount is less than 0.05%

Top Ten Holdings (% of total investments)Footnote Referencea

Calvert Bond Fund, Class R6	28.9%
Calvert Core Bond Fund, Class I	11.1%
Calvert US Large-Cap Core Responsible Index Fund, Class R6	7.5%
Calvert Ultra-Short Duration Income Fund, Class R6	6.3%
Calvert Mortgage Access Fund, Class I	6.1%
Calvert US Large-Cap Value Responsible Index Fund, Class R6	4.7%
Calvert Floating-Rate Advantage Fund, Class R6	3.8%
Calvert US Large-Cap Growth Responsible Index Fund, Class R6	3.6%
Calvert International Equity Fund, Class R6	3.4%
Calvert Equity Fund, Class R6	3.1%
Total	78.5%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2024

CFAIX-TSR-AR

Calvert Conservative Allocation Fund

Class R6 CAARX

Annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about the Calvert Conservative Allocation Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$12	0.11%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Conservative Allocation Blended Benchmark (the Blended Index):

↑ The Fund’s larger-than-Blended Index allocation to fixed-income assets contributed to returns relative to the Blended Index during the period

↑ Selections among fixed-income funds ― especially the Fund’s allocation to Calvert Bond Fund ― contributed to returns relative to the Blended Index

↑ Among asset classes, the Fund’s overweight allocations to high yield corporate bonds and bank loans aided performance relative to the Blended Index

↑ The Fund’s use of derivatives contributed to performance relative to the Blended Index during the period

↓ Among equity funds, allocations to Calvert Equity Fund and Calvert Emerging Markets Advancement Fund detracted from returns relative to the Blended Index

↓ Among stock sizes, allocations to small-cap and mid-cap companies detracted from performance relative to the Blended Index during the period

↓ Among asset classes, the Fund’s underweight allocation to investment-grade bonds detracted from performance relative to the Blended Index during the period

↓ The Fund’s underweight duration detracted from performance relative to the Blended Index during the period

Fund Performance

Comparison of the change in value of a $5,000,000 investment for the period indicated.

	Class R6	Bloomberg U.S. Aggregate Bond Index	Conservative Allocation Blended Benchmark
9/14	$5,000,000	$5,000,000	$5,000,000
10/14	$5,090,012	$5,049,138	$5,060,509
11/14	$5,145,180	$5,084,956	$5,117,431
12/14	$5,133,474	$5,089,712	$5,103,604
1/15	$5,167,006	$5,196,439	$5,136,757
2/15	$5,273,699	$5,147,580	$5,207,254
3/15	$5,273,047	$5,171,483	$5,201,676
4/15	$5,276,104	$5,152,927	$5,222,323
5/15	$5,279,161	$5,140,518	$5,225,490
6/15	$5,222,231	$5,084,467	$5,152,430
7/15	$5,262,072	$5,119,810	$5,194,696
8/15	$5,133,355	$5,112,458	$5,073,160
9/15	$5,100,391	$5,147,040	$5,036,195
10/15	$5,214,143	$5,147,895	$5,172,641
11/15	$5,201,845	$5,134,295	$5,161,181
12/15	$5,143,735	$5,117,703	$5,115,524
1/16	$5,059,887	$5,188,129	$5,053,713
2/16	$5,046,988	$5,224,933	$5,071,852
3/16	$5,195,721	$5,272,871	$5,232,989
4/16	$5,228,133	$5,293,111	$5,268,043
5/16	$5,260,546	$5,294,468	$5,284,337
6/16	$5,260,659	$5,389,599	$5,339,636
7/16	$5,351,809	$5,423,673	$5,441,426
8/16	$5,371,341	$5,417,471	$5,443,627
9/16	$5,385,973	$5,414,297	$5,451,344
10/16	$5,350,023	$5,372,883	$5,385,999
11/16	$5,376,168	$5,245,795	$5,350,497
12/16	$5,419,208	$5,253,193	$5,394,865
1/17	$5,462,803	$5,263,501	$5,446,458
2/17	$5,539,933	$5,298,877	$5,530,363
3/17	$5,563,407	$5,296,098	$5,543,080
4/17	$5,623,769	$5,336,968	$5,598,103
5/17	$5,687,485	$5,378,048	$5,658,181
6/17	$5,710,017	$5,372,635	$5,669,090
7/17	$5,763,917	$5,395,754	$5,732,442
8/17	$5,794,236	$5,444,153	$5,772,081
9/17	$5,828,863	$5,418,223	$5,800,359
10/17	$5,869,435	$5,421,362	$5,845,087
11/17	$5,916,769	$5,414,403	$5,889,895
12/17	$5,956,158	$5,439,253	$5,936,054
1/18	$6,050,093	$5,376,610	$6,002,342
2/18	$5,949,200	$5,325,642	$5,882,416
3/18	$5,945,242	$5,359,795	$5,867,577
4/18	$5,924,283	$5,319,932	$5,853,781
5/18	$5,966,200	$5,357,900	$5,909,827
6/18	$5,956,243	$5,351,310	$5,902,939
7/18	$6,026,441	$5,352,582	$5,965,516
8/18	$6,100,148	$5,387,024	$6,031,293
9/18	$6,085,179	$5,352,334	$6,009,851
10/18	$5,894,686	$5,310,037	$5,818,133
11/18	$5,954,656	$5,341,736	$5,874,794
12/18	$5,804,651	$5,439,871	$5,780,930
1/19	$6,042,247	$5,497,639	$5,988,780
2/19	$6,129,974	$5,494,454	$6,050,998
3/19	$6,213,708	$5,599,958	$6,151,851
4/19	$6,312,688	$5,601,391	$6,230,183
5/19	$6,239,370	$5,700,825	$6,168,013
6/19	$6,420,795	$5,772,417	$6,362,467
7/19	$6,446,596	$5,785,114	$6,387,967
8/19	$6,483,455	$5,935,016	$6,443,450
9/19	$6,504,280	$5,903,406	$6,465,874
10/19	$6,570,915	$5,921,188	$6,536,371
11/19	$6,648,655	$5,918,173	$6,602,779
12/19	$6,726,567	$5,914,048	$6,676,575
1/20	$6,783,830	$6,027,861	$6,739,941
2/20	$6,654,033	$6,136,354	$6,626,401
3/20	$6,137,729	$6,100,243	$6,273,111
4/20	$6,471,259	$6,208,682	$6,604,410
5/20	$6,655,276	$6,237,589	$6,736,693
6/20	$6,777,893	$6,276,880	$6,832,121
7/20	$6,977,922	$6,370,638	$7,026,379
8/20	$7,124,096	$6,319,215	$7,148,929
9/20	$7,085,197	$6,315,751	$7,064,841
10/20	$7,042,724	$6,287,550	$6,990,562
11/20	$7,401,810	$6,349,245	$7,342,139
12/20	$7,568,150	$6,357,994	$7,472,543
1/21	$7,556,175	$6,312,408	$7,430,635
2/21	$7,604,075	$6,221,254	$7,435,316
3/21	$7,657,254	$6,143,571	$7,451,768
4/21	$7,805,356	$6,192,105	$7,609,683
5/21	$7,865,397	$6,212,335	$7,657,477
6/21	$7,902,690	$6,255,983	$7,734,725
7/21	$7,978,986	$6,325,931	$7,813,611
8/21	$8,051,267	$6,313,887	$7,874,967
9/21	$7,914,035	$6,259,222	$7,717,288
10/21	$8,042,915	$6,257,496	$7,863,865
11/21	$7,970,420	$6,276,009	$7,813,141
12/21	$8,087,526	$6,259,950	$7,909,460
1/22	$7,857,885	$6,125,085	$7,650,270
2/22	$7,753,503	$6,056,752	$7,532,217
3/22	$7,631,517	$5,888,485	$7,459,399
4/22	$7,296,618	$5,665,028	$7,061,020
5/22	$7,288,245	$5,701,554	$7,091,659
6/22	$6,985,093	$5,612,108	$6,807,524
7/22	$7,304,700	$5,749,238	$7,100,871
8/22	$7,081,816	$5,586,784	$6,881,966
9/22	$6,650,797	$5,345,399	$6,459,347
10/22	$6,748,105	$5,276,164	$6,556,933
11/22	$7,078,106	$5,470,198	$6,874,543
12/22	$6,948,490	$5,445,523	$6,749,491
1/23	$7,295,272	$5,613,049	$7,054,552
2/23	$7,119,740	$5,467,922	$6,870,974
3/23	$7,247,968	$5,606,821	$7,045,016
4/23	$7,295,397	$5,640,802	$7,103,520
5/23	$7,196,228	$5,579,381	$7,035,166
6/23	$7,328,989	$5,559,482	$7,169,500
7/23	$7,420,167	$5,555,606	$7,260,646
8/23	$7,311,622	$5,520,121	$7,164,401
9/23	$7,062,044	$5,379,845	$6,937,513
10/23	$6,895,466	$5,294,945	$6,790,470
11/23	$7,329,446	$5,534,733	$7,210,404
12/23	$7,672,210	$5,746,597	$7,522,961
1/24	$7,667,770	$5,730,816	$7,522,150
2/24	$7,716,609	$5,649,850	$7,572,327
3/24	$7,857,499	$5,702,020	$7,702,234
4/24	$7,629,422	$5,557,996	$7,477,582
5/24	$7,817,250	$5,652,222	$7,670,362
6/24	$7,905,355	$5,705,733	$7,775,153
7/24	$8,108,404	$5,839,002	$7,948,953
8/24	$8,261,818	$5,922,908	$8,087,968
9/24	$8,382,303	$6,002,211	$8,222,322

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class R6	18.70%	5.20%	5.30%
Bloomberg U.S. Aggregate Bond Index	11.57%	0.33%	1.84%
Conservative Allocation Blended BenchmarkFootnote Reference2	18.52%	4.92%	5.10%
Footnote	Description
Footnote[1]	Class R6 performance prior to 2/1/22 is linked to Class I. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the Financial Highlights included in the financial statements is not linked.
Footnote[2]	Benchmark is an internally constructed benchmark which is comprised of a blend of 25% Russell 3000® Index, 10% MSCI ACWI ex USA Investable Market Index and 65% Bloomberg U.S. Aggregate Bond Index, and is rebalanced monthly.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$247,005,089
# of Portfolio Holdings	22
Portfolio Turnover Rate	13%
Total Advisory Fees PaidFootnote Reference*	$0
Footnote	Description
Footnote*	Fund does not pay an advisory fee directly; the underlying funds in which the Fund invests do.

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
Short-Term Investments	0.0%Footnote Reference*
International and Global Equity Funds	10.8%
Domestic Equity Funds	25.4%
Income Funds	63.8%
Footnote	Description
Footnote*	Amount is less than 0.05%

Top Ten Holdings (% of total investments)Footnote Referencea

Calvert Bond Fund, Class R6	28.9%
Calvert Core Bond Fund, Class I	11.1%
Calvert US Large-Cap Core Responsible Index Fund, Class R6	7.5%
Calvert Ultra-Short Duration Income Fund, Class R6	6.3%
Calvert Mortgage Access Fund, Class I	6.1%
Calvert US Large-Cap Value Responsible Index Fund, Class R6	4.7%
Calvert Floating-Rate Advantage Fund, Class R6	3.8%
Calvert US Large-Cap Growth Responsible Index Fund, Class R6	3.6%
Calvert International Equity Fund, Class R6	3.4%
Calvert Equity Fund, Class R6	3.1%
Total	78.5%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2024

CAARX-TSR-AR

Calvert Equity Fund

Class A CSIEX

Annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about the Calvert Equity Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$102	0.90%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Russell 1000® Growth Index (the Index):

↓ Not owning NVIDIA Corp., a major microchip supplier, hurt returns as NVIDIA’s stock price surged on rising business interest in artificial intelligence ― AI

↓ Not owning Meta Platforms, Inc. ― Facebook’s parent ― hampered relative performance as Meta’s stock price rose on strong advertising revenue and user growth

↓ Not owning Broadcom, Inc., a semiconductor maker, hampered relative returns as Broadcom reported strong revenue and earnings growth boosted by the rise of AI

↓ An overweight position in Dollar General Corp., a discount store chain, detracted from relative returns due to financial challenges faced by low-end consumers

↑ Not owning Tesla, Inc. contributed to returns as the electric vehicle maker lowered prices on several models, thereby reducing its margins and cash flows

↑ Not owning Apple, Inc. helped returns as demand for Apple’s iPhone 16 proved sluggish given the technology company’s delayed and unclear AI business strategy

↑ Not owning health insurer UnitedHealth Group, Inc. aided returns as rising medical costs and increased cyber-related expenses hurt UnitedHealth’s business

↑ The Fund’s underweight exposure to Alphabet, Inc. ― Google’s parent company ― contributed to returns relative to the Index during the period

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	S&P 500® Index	Russell 1000® Growth Index
9/14	$9,475	$10,000	$10,000
10/14	$9,735	$10,244	$10,264
11/14	$10,021	$10,520	$10,589
12/14	$10,036	$10,493	$10,478
1/15	$9,779	$10,178	$10,318
2/15	$10,449	$10,763	$11,006
3/15	$10,300	$10,593	$10,881
4/15	$10,304	$10,695	$10,935
5/15	$10,455	$10,832	$11,089
6/15	$10,382	$10,622	$10,894
7/15	$10,590	$10,845	$11,263
8/15	$10,055	$10,191	$10,579
9/15	$9,908	$9,939	$10,317
10/15	$10,584	$10,777	$11,206
11/15	$10,538	$10,809	$11,237
12/15	$10,406	$10,638	$11,072
1/16	$9,896	$10,111	$10,454
2/16	$9,875	$10,097	$10,450
3/16	$10,442	$10,782	$11,154
4/16	$10,364	$10,824	$11,053
5/16	$10,564	$11,018	$11,267
6/16	$10,416	$11,047	$11,223
7/16	$10,827	$11,454	$11,753
8/16	$10,809	$11,470	$11,694
9/16	$10,757	$11,472	$11,737
10/16	$10,499	$11,263	$11,461
11/16	$10,627	$11,680	$11,711
12/16	$10,647	$11,911	$11,856
1/17	$10,924	$12,137	$12,255
2/17	$11,257	$12,619	$12,764
3/17	$11,381	$12,633	$12,912
4/17	$11,777	$12,763	$13,207
5/17	$12,061	$12,943	$13,551
6/17	$11,994	$13,023	$13,515
7/17	$12,217	$13,291	$13,874
8/17	$12,303	$13,332	$14,129
9/17	$12,520	$13,607	$14,312
10/17	$12,916	$13,925	$14,867
11/17	$13,329	$14,352	$15,318
12/17	$13,393	$14,511	$15,438
1/18	$14,301	$15,342	$16,531
2/18	$13,917	$14,777	$16,098
3/18	$13,758	$14,401	$15,656
4/18	$13,752	$14,456	$15,711
5/18	$13,958	$14,804	$16,400
6/18	$14,158	$14,896	$16,557
7/18	$14,739	$15,450	$17,044
8/18	$15,172	$15,953	$17,975
9/18	$15,356	$16,044	$18,076
10/18	$14,660	$14,947	$16,459
11/18	$15,118	$15,252	$16,634
12/18	$14,066	$13,875	$15,204
1/19	$15,030	$14,987	$16,571
2/19	$15,878	$15,468	$17,164
3/19	$16,476	$15,769	$17,652
4/19	$17,061	$16,407	$18,450
5/19	$16,582	$15,364	$17,284
6/19	$17,649	$16,447	$18,471
7/19	$17,890	$16,684	$18,888
8/19	$18,282	$16,419	$18,744
9/19	$18,231	$16,727	$18,746
10/19	$18,197	$17,089	$19,274
11/19	$18,789	$17,709	$20,129
12/19	$19,204	$18,244	$20,737
1/20	$19,489	$18,236	$21,200
2/20	$18,306	$16,735	$19,757
3/20	$16,590	$14,668	$17,813
4/20	$18,692	$16,549	$20,449
5/20	$19,918	$17,337	$21,822
6/20	$19,931	$17,682	$22,772
7/20	$21,090	$18,679	$24,524
8/20	$22,180	$20,021	$27,055
9/20	$21,929	$19,260	$25,782
10/20	$21,316	$18,748	$24,906
11/20	$23,384	$20,801	$27,456
12/20	$23,865	$21,600	$28,719
1/21	$22,975	$21,382	$28,506
2/21	$23,494	$21,972	$28,500
3/21	$24,420	$22,934	$28,990
4/21	$26,087	$24,158	$30,962
5/21	$25,995	$24,327	$30,534
6/21	$26,774	$24,895	$32,449
7/21	$28,280	$25,486	$33,519
8/21	$29,009	$26,261	$34,772
9/21	$27,604	$25,040	$32,824
10/21	$29,431	$26,794	$35,668
11/21	$29,195	$26,608	$35,886
12/21	$30,771	$27,801	$36,644
1/22	$28,204	$26,362	$33,499
2/22	$26,601	$25,573	$32,077
3/22	$27,532	$26,522	$33,331
4/22	$25,770	$24,209	$29,306
5/22	$25,558	$24,254	$28,625
6/22	$24,085	$22,252	$26,357
7/22	$26,412	$24,304	$29,521
8/22	$25,120	$23,312	$28,146
9/22	$23,091	$21,165	$25,409
10/22	$24,638	$22,879	$26,895
11/22	$26,371	$24,158	$28,120
12/22	$25,361	$22,766	$25,967
1/23	$26,661	$24,196	$28,132
2/23	$25,469	$23,606	$27,798
3/23	$26,377	$24,473	$29,698
4/23	$26,734	$24,855	$29,991
5/23	$26,163	$24,963	$31,358
6/23	$27,715	$26,612	$33,502
7/23	$28,398	$27,467	$34,631
8/23	$28,229	$27,030	$34,320
9/23	$26,515	$25,741	$32,453
10/23	$25,806	$25,200	$31,991
11/23	$28,674	$27,501	$35,479
12/23	$29,910	$28,750	$37,050
1/24	$29,980	$29,233	$37,974
2/24	$31,303	$30,794	$40,565
3/24	$31,577	$31,785	$41,279
4/24	$30,195	$30,487	$39,528
5/24	$31,065	$31,999	$41,894
6/24	$31,534	$33,147	$44,719
7/24	$32,521	$33,550	$43,959
8/24	$33,130	$34,364	$44,874
9/24	$33,495	$35,098	$46,145

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class A	26.34%	12.92%	13.45%
Class A with 5.25% Maximum Sales Charge	19.72%	11.71%	12.84%
S&P 500®IndexFootnote Reference1	36.35%	15.96%	13.37%
Russell 1000® Growth Index	42.19%	19.72%	16.51%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$6,919,418,297
# of Portfolio Holdings	73
Portfolio Turnover Rate	9%
Total Advisory Fees Paid	$28,515,512

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Sector Allocation (% of total investments)

Financials 24.2%
Information Technology 19.3%
Health Care 17.7%
Industrials 8.6%
Materials 8.3%
Consumer Discretionary 6.9%
Communication Services 5.0%
Real Estate 4.0%
Consumer Staples 3.0%
Short-Term Investments 2.8%
Venture Capital 0.2%

Value	Value
Venture Capital	0.2%
Short-Term Investments	2.8%
Consumer Staples	3.0%
Real Estate	4.0%
Communication Services	5.0%
Consumer Discretionary	6.9%
Materials	8.3%
Industrials	8.6%
Health Care	17.7%
Information Technology	19.3%
Financials	24.2%

Top Ten Holdings (% of total investments)Footnote Referencea

Thermo Fisher Scientific, Inc.	4.8%
Danaher Corp.	4.8%
Mastercard, Inc., Class A	4.8%
Visa, Inc., Class A	4.6%
Microsoft Corp.	4.3%
Alphabet, Inc., Class C	4.1%
S&P Global, Inc.	4.0%
TJX Cos., Inc.	3.9%
Zoetis, Inc.	3.9%
Verisk Analytics, Inc.	3.3%
Total	42.5%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2024

CSIEX-TSR-AR

Calvert Equity Fund

Class C CSECX

Annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about the Calvert Equity Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$186	1.65%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Russell 1000® Growth Index (the Index):

↓ Not owning NVIDIA Corp., a major microchip supplier, hurt returns as NVIDIA’s stock price surged on rising business interest in artificial intelligence ― AI

↓ Not owning Meta Platforms, Inc. ― Facebook’s parent ― hampered relative performance as Meta’s stock price rose on strong advertising revenue and user growth

↓ Not owning Broadcom, Inc., a semiconductor maker, hampered relative returns as Broadcom reported strong revenue and earnings growth boosted by the rise of AI

↓ An overweight position in Dollar General Corp., a discount store chain, detracted from relative returns due to financial challenges faced by low-end consumers

↑ Not owning Tesla, Inc. contributed to returns as the electric vehicle maker lowered prices on several models, thereby reducing its margins and cash flows

↑ Not owning Apple, Inc. helped returns as demand for Apple’s iPhone 16 proved sluggish given the technology company’s delayed and unclear AI business strategy

↑ Not owning health insurer UnitedHealth Group, Inc. aided returns as rising medical costs and increased cyber-related expenses hurt UnitedHealth’s business

↑ The Fund’s underweight exposure to Alphabet, Inc. ― Google’s parent company ― contributed to returns relative to the Index during the period

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class C	S&P 500® Index	Russell 1000® Growth Index
9/14	$10,000	$10,000	$10,000
10/14	$10,269	$10,244	$10,264
11/14	$10,566	$10,520	$10,589
12/14	$10,575	$10,493	$10,478
1/15	$10,299	$10,178	$10,318
2/15	$10,999	$10,763	$11,006
3/15	$10,833	$10,593	$10,881
4/15	$10,833	$10,695	$10,935
5/15	$10,984	$10,832	$11,089
6/15	$10,898	$10,622	$10,894
7/15	$11,109	$10,845	$11,263
8/15	$10,542	$10,191	$10,579
9/15	$10,382	$9,939	$10,317
10/15	$11,082	$10,777	$11,206
11/15	$11,029	$10,809	$11,237
12/15	$10,882	$10,638	$11,072
1/16	$10,342	$10,111	$10,454
2/16	$10,314	$10,097	$10,450
3/16	$10,898	$10,782	$11,154
4/16	$10,808	$10,824	$11,053
5/16	$11,013	$11,018	$11,267
6/16	$10,853	$11,047	$11,223
7/16	$11,270	$11,454	$11,753
8/16	$11,242	$11,470	$11,694
9/16	$11,184	$11,472	$11,737
10/16	$10,910	$11,263	$11,461
11/16	$11,033	$11,680	$11,711
12/16	$11,044	$11,911	$11,856
1/17	$11,328	$12,137	$12,255
2/17	$11,665	$12,619	$12,764
3/17	$11,790	$12,633	$12,912
4/17	$12,189	$12,763	$13,207
5/17	$12,473	$12,943	$13,551
6/17	$12,396	$13,023	$13,515
7/17	$12,618	$13,291	$13,874
8/17	$12,699	$13,332	$14,129
9/17	$12,916	$13,607	$14,312
10/17	$13,320	$13,925	$14,867
11/17	$13,734	$14,352	$15,318
12/17	$13,787	$14,511	$15,438
1/18	$14,716	$15,342	$16,531
2/18	$14,312	$14,777	$16,098
3/18	$14,137	$14,401	$15,656
4/18	$14,126	$14,456	$15,711
5/18	$14,328	$14,804	$16,400
6/18	$14,525	$14,896	$16,557
7/18	$15,109	$15,450	$17,044
8/18	$15,546	$15,953	$17,975
9/18	$15,726	$16,044	$18,076
10/18	$15,000	$14,947	$16,459
11/18	$15,463	$15,252	$16,634
12/18	$14,382	$13,875	$15,204
1/19	$15,350	$14,987	$16,571
2/19	$16,212	$15,468	$17,164
3/19	$16,812	$15,769	$17,652
4/19	$17,392	$16,407	$18,450
5/19	$16,893	$15,364	$17,284
6/19	$17,974	$16,447	$18,471
7/19	$18,204	$16,684	$18,888
8/19	$18,591	$16,419	$18,744
9/19	$18,529	$16,727	$18,746
10/19	$18,485	$17,089	$19,274
11/19	$19,073	$17,709	$20,129
12/19	$19,481	$18,244	$20,737
1/20	$19,757	$18,236	$21,200
2/20	$18,546	$16,735	$19,757
3/20	$16,796	$14,668	$17,813
4/20	$18,915	$16,549	$20,449
5/20	$20,146	$17,337	$21,822
6/20	$20,146	$17,682	$22,772
7/20	$21,297	$18,679	$24,524
8/20	$22,390	$20,021	$27,055
9/20	$22,119	$19,260	$25,782
10/20	$21,488	$18,748	$24,906
11/20	$23,561	$20,801	$27,456
12/20	$24,028	$21,600	$28,719
1/21	$23,117	$21,382	$28,506
2/21	$23,628	$21,972	$28,500
3/21	$24,539	$22,934	$28,990
4/21	$26,202	$24,158	$30,962
5/21	$26,085	$24,327	$30,534
6/21	$26,851	$24,895	$32,449
7/21	$28,348	$25,486	$33,519
8/21	$29,059	$26,261	$34,772
9/21	$27,630	$25,040	$32,824
10/21	$29,445	$26,794	$35,668
11/21	$29,190	$26,608	$35,886
12/21	$30,746	$27,801	$36,644
1/22	$28,165	$26,362	$33,499
2/22	$26,546	$25,573	$32,077
3/22	$27,455	$26,522	$33,331
4/22	$25,681	$24,209	$29,306
5/22	$25,459	$24,254	$28,625
6/22	$23,980	$22,252	$26,357
7/22	$26,280	$24,304	$29,521
8/22	$24,978	$23,312	$28,146
9/22	$22,945	$21,165	$25,409
10/22	$24,461	$22,879	$26,895
11/22	$26,169	$24,158	$28,120
12/22	$25,151	$22,766	$25,967
1/23	$26,422	$24,196	$28,132
2/23	$25,230	$23,606	$27,798
3/23	$26,114	$24,473	$29,698
4/23	$26,446	$24,855	$29,991
5/23	$25,870	$24,963	$31,358
6/23	$27,386	$26,612	$33,502
7/23	$28,041	$27,467	$34,631
8/23	$27,859	$27,030	$34,320
9/23	$26,154	$25,741	$32,453
10/23	$25,435	$25,200	$31,991
11/23	$28,239	$27,501	$35,479
12/23	$29,445	$28,750	$37,050
1/24	$29,494	$29,233	$37,974
2/24	$30,778	$30,794	$40,565
3/24	$31,024	$31,785	$41,279
4/24	$29,650	$30,487	$39,528
5/24	$30,484	$31,999	$41,894
6/24	$30,925	$33,147	$44,719
7/24	$31,874	$33,550	$43,959
8/24	$32,446	$34,364	$44,874
9/24	$33,290	$35,098	$46,145

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class C	25.37%	12.08%	12.77%
Class C with 1% Maximum Deferred Sales Charge	24.37%	12.08%	12.77%
S&P 500®IndexFootnote Reference1	36.35%	15.96%	13.37%
Russell 1000® Growth Index	42.19%	19.72%	16.51%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$6,919,418,297
# of Portfolio Holdings	73
Portfolio Turnover Rate	9%
Total Advisory Fees Paid	$28,515,512

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Sector Allocation (% of total investments)

Value	Value
Venture Capital	0.2%
Short-Term Investments	2.8%
Consumer Staples	3.0%
Real Estate	4.0%
Communication Services	5.0%
Consumer Discretionary	6.9%
Materials	8.3%
Industrials	8.6%
Health Care	17.7%
Information Technology	19.3%
Financials	24.2%

Top Ten Holdings (% of total investments)Footnote Referencea

Thermo Fisher Scientific, Inc.	4.8%
Danaher Corp.	4.8%
Mastercard, Inc., Class A	4.8%
Visa, Inc., Class A	4.6%
Microsoft Corp.	4.3%
Alphabet, Inc., Class C	4.1%
S&P Global, Inc.	4.0%
TJX Cos., Inc.	3.9%
Zoetis, Inc.	3.9%
Verisk Analytics, Inc.	3.3%
Total	42.5%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2024

CSECX-TSR-AR

Calvert Equity Fund

Class I CEYIX

Annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about the Calvert Equity Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$74	0.65%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Russell 1000® Growth Index (the Index):

↓ Not owning NVIDIA Corp., a major microchip supplier, hurt returns as NVIDIA’s stock price surged on rising business interest in artificial intelligence ― AI

↓ Not owning Meta Platforms, Inc. ― Facebook’s parent ― hampered relative performance as Meta’s stock price rose on strong advertising revenue and user growth

↓ Not owning Broadcom, Inc., a semiconductor maker, hampered relative returns as Broadcom reported strong revenue and earnings growth boosted by the rise of AI

↓ An overweight position in Dollar General Corp., a discount store chain, detracted from relative returns due to financial challenges faced by low-end consumers

↑ Not owning Tesla, Inc. contributed to returns as the electric vehicle maker lowered prices on several models, thereby reducing its margins and cash flows

↑ Not owning Apple, Inc. helped returns as demand for Apple’s iPhone 16 proved sluggish given the technology company’s delayed and unclear AI business strategy

↑ Not owning health insurer UnitedHealth Group, Inc. aided returns as rising medical costs and increased cyber-related expenses hurt UnitedHealth’s business

↑ The Fund’s underweight exposure to Alphabet, Inc. ― Google’s parent company ― contributed to returns relative to the Index during the period

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	S&P 500® Index	Russell 1000® Growth Index
9/14	$1,000,000	$1,000,000	$1,000,000
10/14	$1,027,869	$1,024,425	$1,026,352
11/14	$1,058,470	$1,051,977	$1,058,875
12/14	$1,060,403	$1,049,327	$1,047,843
1/15	$1,034,063	$1,017,827	$1,031,798
2/15	$1,105,102	$1,076,323	$1,100,573
3/15	$1,089,737	$1,059,301	$1,088,056
4/15	$1,090,755	$1,069,463	$1,093,505
5/15	$1,107,123	$1,083,216	$1,108,897
6/15	$1,099,969	$1,062,247	$1,089,362
7/15	$1,122,305	$1,084,502	$1,126,303
8/15	$1,066,034	$1,019,070	$1,057,904
9/15	$1,050,891	$993,855	$1,031,734
10/15	$1,122,948	$1,077,691	$1,120,572
11/15	$1,118,529	$1,080,895	$1,123,718
12/15	$1,104,858	$1,063,848	$1,107,227
1/16	$1,051,104	$1,011,055	$1,045,414
2/16	$1,049,156	$1,009,691	$1,044,968
3/16	$1,109,744	$1,078,187	$1,115,442
4/16	$1,101,636	$1,082,366	$1,105,256
5/16	$1,123,732	$1,101,804	$1,126,719
6/16	$1,108,272	$1,104,659	$1,122,294
7/16	$1,152,212	$1,145,386	$1,175,269
8/16	$1,150,510	$1,146,994	$1,169,430
9/16	$1,145,383	$1,147,211	$1,173,707
10/16	$1,118,615	$1,126,284	$1,146,145
11/16	$1,132,374	$1,167,996	$1,171,083
12/16	$1,134,749	$1,191,083	$1,185,580
1/17	$1,164,798	$1,213,674	$1,225,533
2/17	$1,200,550	$1,261,864	$1,276,436
3/17	$1,214,361	$1,263,336	$1,291,200
4/17	$1,257,155	$1,276,310	$1,320,730
5/17	$1,287,735	$1,294,271	$1,355,072
6/17	$1,280,989	$1,302,349	$1,351,502
7/17	$1,305,370	$1,329,129	$1,387,424
8/17	$1,314,827	$1,333,198	$1,412,857
9/17	$1,338,389	$1,360,699	$1,431,227
10/17	$1,381,193	$1,392,452	$1,486,683
11/17	$1,425,850	$1,435,158	$1,531,848
12/17	$1,432,600	$1,451,115	$1,543,774
1/18	$1,530,530	$1,534,197	$1,653,114
2/18	$1,489,546	$1,477,651	$1,609,767
3/18	$1,473,244	$1,440,099	$1,565,623
4/18	$1,472,963	$1,445,625	$1,571,092
5/18	$1,495,647	$1,480,438	$1,639,955
6/18	$1,517,457	$1,489,550	$1,655,746
7/18	$1,579,954	$1,544,982	$1,704,352
8/18	$1,626,696	$1,595,326	$1,797,540
9/18	$1,647,081	$1,604,406	$1,807,587
10/18	$1,572,697	$1,494,745	$1,645,940
11/18	$1,622,229	$1,525,205	$1,663,422
12/18	$1,510,322	$1,387,493	$1,520,405
1/19	$1,613,830	$1,498,681	$1,657,069
2/19	$1,705,502	$1,546,801	$1,716,358
3/19	$1,770,088	$1,576,858	$1,765,211
4/19	$1,833,078	$1,640,704	$1,844,963
5/19	$1,781,663	$1,536,441	$1,728,411
6/19	$1,897,045	$1,644,723	$1,847,112
7/19	$1,923,289	$1,668,361	$1,888,821
8/19	$1,966,043	$1,641,934	$1,874,355
9/19	$1,961,001	$1,672,655	$1,874,588
10/19	$1,957,598	$1,708,885	$1,927,436
11/19	$2,021,878	$1,770,915	$2,012,943
12/19	$2,066,815	$1,824,365	$2,073,675
1/20	$2,097,829	$1,823,650	$2,120,033
2/20	$1,970,980	$1,673,528	$1,975,655
3/20	$1,786,455	$1,466,826	$1,781,299
4/20	$2,013,606	$1,654,864	$2,044,879
5/20	$2,145,938	$1,733,682	$2,182,161
6/20	$2,147,884	$1,768,160	$2,277,183
7/20	$2,273,085	$1,867,858	$2,452,387
8/20	$2,391,231	$2,002,121	$2,705,454
9/20	$2,364,384	$1,926,047	$2,578,163
10/20	$2,298,683	$1,874,826	$2,490,604
11/20	$2,522,574	$2,080,052	$2,745,621
12/20	$2,574,832	$2,160,026	$2,871,895
1/21	$2,479,301	$2,138,219	$2,850,647
2/21	$2,535,886	$2,197,180	$2,849,987
3/21	$2,635,998	$2,293,407	$2,898,950
4/21	$2,816,973	$2,415,803	$3,096,191
5/21	$2,807,012	$2,432,676	$3,053,367
6/21	$2,891,660	$2,489,466	$3,244,928
7/21	$3,055,100	$2,548,603	$3,351,869
8/21	$3,134,253	$2,626,095	$3,477,191
9/21	$2,983,173	$2,503,956	$3,282,449
10/21	$3,181,219	$2,679,388	$3,566,759
11/21	$3,156,258	$2,660,823	$3,588,567
12/21	$3,327,435	$2,780,070	$3,664,439
1/22	$3,050,488	$2,636,210	$3,349,938
2/22	$2,877,735	$2,557,278	$3,207,655
3/22	$2,978,875	$2,652,229	$3,333,131
4/22	$2,788,814	$2,420,949	$2,930,616
5/22	$2,766,753	$2,425,391	$2,862,486
6/22	$2,607,576	$2,225,190	$2,635,745
7/22	$2,860,426	$2,430,362	$2,952,090
8/22	$2,721,274	$2,331,248	$2,814,570
9/22	$2,501,685	$2,116,543	$2,540,949
10/22	$2,669,686	$2,287,901	$2,689,464
11/22	$2,858,390	$2,415,758	$2,812,015
12/22	$2,749,472	$2,276,576	$2,596,736
1/23	$2,891,071	$2,419,622	$2,813,167
2/23	$2,762,408	$2,360,586	$2,779,757
3/23	$2,861,353	$2,447,253	$2,969,771
4/23	$2,900,511	$2,485,450	$2,999,071
5/23	$2,839,327	$2,496,254	$3,135,763
6/23	$3,008,197	$2,661,194	$3,350,204
7/23	$3,083,017	$2,746,685	$3,463,072
8/23	$3,065,536	$2,702,954	$3,431,977
9/23	$2,879,883	$2,574,083	$3,245,333
10/23	$2,803,665	$2,519,959	$3,199,128
11/23	$3,115,532	$2,750,095	$3,547,868
12/23	$3,250,692	$2,875,033	$3,704,974
1/24	$3,258,869	$2,923,346	$3,797,382
2/24	$3,403,557	$3,079,440	$4,056,467
3/24	$3,433,775	$3,178,520	$4,127,878
4/24	$3,284,109	$3,048,694	$3,952,790
5/24	$3,379,383	$3,199,863	$4,189,425
6/24	$3,430,931	$3,314,681	$4,471,925
7/24	$3,539,714	$3,355,028	$4,395,855
8/24	$3,606,548	$3,436,410	$4,487,412
9/24	$3,647,484	$3,509,802	$4,614,542

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class I	26.66%	13.20%	13.80%
S&P 500®IndexFootnote Reference1	36.35%	15.96%	13.37%
Russell 1000® Growth Index	42.19%	19.72%	16.51%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$6,919,418,297
# of Portfolio Holdings	73
Portfolio Turnover Rate	9%
Total Advisory Fees Paid	$28,515,512

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Sector Allocation (% of total investments)

Value	Value
Venture Capital	0.2%
Short-Term Investments	2.8%
Consumer Staples	3.0%
Real Estate	4.0%
Communication Services	5.0%
Consumer Discretionary	6.9%
Materials	8.3%
Industrials	8.6%
Health Care	17.7%
Information Technology	19.3%
Financials	24.2%

Top Ten Holdings (% of total investments)Footnote Referencea

Thermo Fisher Scientific, Inc.	4.8%
Danaher Corp.	4.8%
Mastercard, Inc., Class A	4.8%
Visa, Inc., Class A	4.6%
Microsoft Corp.	4.3%
Alphabet, Inc., Class C	4.1%
S&P Global, Inc.	4.0%
TJX Cos., Inc.	3.9%
Zoetis, Inc.	3.9%
Verisk Analytics, Inc.	3.3%
Total	42.5%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2024

CEYIX-TSR-AR

Calvert Equity Fund

Class R6 CEYRX

Annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about the Calvert Equity Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$66	0.58%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Russell 1000® Growth Index (the Index):

↓ Not owning NVIDIA Corp., a major microchip supplier, hurt returns as NVIDIA’s stock price surged on rising business interest in artificial intelligence ― AI

↓ Not owning Meta Platforms, Inc. ― Facebook’s parent ― hampered relative performance as Meta’s stock price rose on strong advertising revenue and user growth

↓ Not owning Broadcom, Inc., a semiconductor maker, hampered relative returns as Broadcom reported strong revenue and earnings growth boosted by the rise of AI

↓ An overweight position in Dollar General Corp., a discount store chain, detracted from relative returns due to financial challenges faced by low-end consumers

↑ Not owning Tesla, Inc. contributed to returns as the electric vehicle maker lowered prices on several models, thereby reducing its margins and cash flows

↑ Not owning Apple, Inc. helped returns as demand for Apple’s iPhone 16 proved sluggish given the technology company’s delayed and unclear AI business strategy

↑ Not owning health insurer UnitedHealth Group, Inc. aided returns as rising medical costs and increased cyber-related expenses hurt UnitedHealth’s business

↑ The Fund’s underweight exposure to Alphabet, Inc. ― Google’s parent company ― contributed to returns relative to the Index during the period

Fund Performance

Comparison of the change in value of a $5,000,000 investment for the period indicated.

	Class R6	S&P 500® Index	Russell 1000® Growth Index
9/14	$5,000,000	$5,000,000	$5,000,000
10/14	$5,139,344	$5,122,126	$5,131,758
11/14	$5,292,350	$5,259,884	$5,294,375
12/14	$5,302,017	$5,246,634	$5,239,217
1/15	$5,170,315	$5,089,134	$5,158,990
2/15	$5,525,512	$5,381,614	$5,502,864
3/15	$5,448,686	$5,296,507	$5,440,280
4/15	$5,448,686	$5,347,317	$5,467,525
5/15	$5,448,686	$5,416,080	$5,544,486
6/15	$5,448,686	$5,311,235	$5,446,811
7/15	$5,448,686	$5,422,512	$5,631,517
8/15	$5,448,686	$5,095,351	$5,289,522
9/15	$5,448,686	$4,969,274	$5,158,671
10/15	$5,448,686	$5,388,453	$5,602,862
11/15	$5,448,686	$5,404,477	$5,618,589
12/15	$5,448,686	$5,319,238	$5,536,137
1/16	$5,448,686	$5,055,275	$5,227,069
2/16	$5,448,686	$5,048,455	$5,224,839
3/16	$5,448,686	$5,390,933	$5,577,209
4/16	$5,448,686	$5,411,832	$5,526,280
5/16	$5,448,686	$5,509,018	$5,633,597
6/16	$5,448,686	$5,523,293	$5,611,471
7/16	$5,448,686	$5,726,930	$5,876,344
8/16	$5,448,686	$5,734,970	$5,847,148
9/16	$5,448,686	$5,736,055	$5,868,537
10/16	$5,448,686	$5,631,422	$5,730,726
11/16	$5,448,686	$5,839,981	$5,855,417
12/16	$5,448,686	$5,955,415	$5,927,901
1/17	$5,448,686	$6,068,368	$6,127,663
2/17	$5,448,686	$6,309,318	$6,382,180
3/17	$5,448,686	$6,316,678	$6,455,998
4/17	$5,448,686	$6,381,550	$6,603,648
5/17	$5,448,686	$6,471,356	$6,775,360
6/17	$5,448,686	$6,511,747	$6,757,510
7/17	$5,448,686	$6,645,646	$6,937,120
8/17	$5,448,686	$6,665,990	$7,064,286
9/17	$5,448,686	$6,803,497	$7,156,136
10/17	$5,624,045	$6,962,259	$7,433,416
11/17	$5,804,697	$7,175,790	$7,659,242
12/17	$5,833,243	$7,255,575	$7,718,870
1/18	$6,230,901	$7,670,986	$8,265,568
2/18	$6,065,198	$7,388,255	$8,048,837
3/18	$5,997,727	$7,200,496	$7,828,113
4/18	$5,996,682	$7,228,124	$7,855,461
5/18	$6,087,692	$7,402,192	$8,199,777
6/18	$6,176,499	$7,447,752	$8,278,728
7/18	$6,430,848	$7,724,910	$8,521,762
8/18	$6,621,404	$7,976,628	$8,987,701
9/18	$6,704,150	$8,022,031	$9,037,933
10/18	$6,402,188	$7,473,724	$8,229,699
11/18	$6,603,432	$7,626,026	$8,317,112
12/18	$6,147,025	$6,937,466	$7,602,027
1/19	$6,569,267	$7,493,405	$8,285,344
2/19	$6,941,735	$7,734,005	$8,581,792
3/19	$7,206,084	$7,884,290	$8,826,056
4/19	$7,462,935	$8,203,522	$9,224,816
5/19	$7,254,533	$7,682,204	$8,642,053
6/19	$7,723,543	$8,223,617	$9,235,560
7/19	$7,831,810	$8,341,807	$9,444,107
8/19	$8,005,822	$8,209,670	$9,371,777
9/19	$7,985,426	$8,363,277	$9,372,940
10/19	$7,972,927	$8,544,423	$9,637,179
11/19	$8,233,624	$8,854,576	$10,064,714
12/19	$8,417,964	$9,121,825	$10,368,377
1/20	$8,543,405	$9,118,249	$10,600,164
2/20	$8,028,210	$8,367,642	$9,878,274
3/20	$7,277,434	$7,334,131	$8,906,493
4/20	$8,201,783	$8,274,320	$10,224,397
5/20	$8,741,923	$8,668,410	$10,910,804
6/20	$8,749,849	$8,840,801	$11,385,915
7/20	$9,260,883	$9,339,290	$12,261,937
8/20	$9,743,201	$10,010,603	$13,527,272
9/20	$9,633,347	$9,630,234	$12,890,815
10/20	$9,366,557	$9,374,129	$12,453,019
11/20	$10,279,555	$10,400,259	$13,728,106
12/20	$10,492,262	$10,800,130	$14,359,477
1/21	$10,104,171	$10,691,094	$14,253,233
2/21	$10,334,805	$10,985,900	$14,249,934
3/21	$10,744,362	$11,467,035	$14,494,752
4/21	$11,480,983	$12,079,016	$15,480,955
5/21	$11,442,358	$12,163,381	$15,266,833
6/21	$11,789,453	$12,447,332	$16,224,640
7/21	$12,455,289	$12,743,017	$16,759,344
8/21	$12,778,681	$13,130,477	$17,385,957
9/21	$12,164,102	$12,519,782	$16,412,243
10/21	$12,971,911	$13,396,940	$17,833,797
11/21	$12,871,270	$13,304,113	$17,942,834
12/21	$13,569,802	$13,900,352	$18,322,196
1/22	$12,441,299	$13,181,050	$16,749,692
2/22	$11,737,546	$12,786,390	$16,038,274
3/22	$12,151,192	$13,261,143	$16,665,654
4/22	$11,375,259	$12,104,747	$14,653,081
5/22	$11,286,422	$12,126,954	$14,312,432
6/22	$10,638,192	$11,125,950	$13,178,725
7/22	$11,669,530	$12,151,812	$14,760,449
8/22	$11,101,808	$11,656,238	$14,072,849
9/22	$10,206,501	$10,582,715	$12,704,746
10/22	$10,893,597	$11,439,506	$13,447,319
11/22	$11,663,978	$12,078,791	$14,060,073
12/22	$11,220,699	$11,382,878	$12,983,680
1/23	$11,798,834	$12,098,109	$14,065,837
2/23	$11,273,647	$11,802,928	$13,898,787
3/23	$11,677,197	$12,236,263	$14,848,854
4/23	$11,838,903	$12,427,252	$14,995,354
5/23	$11,589,904	$12,481,269	$15,678,817
6/23	$12,279,660	$13,305,972	$16,751,022
7/23	$12,585,900	$13,733,426	$17,315,359
8/23	$12,515,780	$13,514,769	$17,159,887
9/23	$11,758,765	$12,870,413	$16,226,666
10/23	$11,446,801	$12,599,793	$15,995,638
11/23	$12,720,417	$13,750,474	$17,739,340
12/23	$13,274,171	$14,375,166	$18,524,872
1/24	$13,307,666	$14,616,731	$18,986,912
2/24	$13,900,380	$15,397,200	$20,282,333
3/24	$14,024,165	$15,892,598	$20,639,388
4/24	$13,413,976	$15,243,472	$19,763,952
5/24	$13,804,264	$15,999,315	$20,947,124
6/24	$14,015,428	$16,573,404	$22,359,623
7/24	$14,459,599	$16,775,142	$21,979,275
8/24	$14,734,840	$17,182,051	$22,437,058
9/24	$18,302,836	$17,549,010	$23,072,712

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class R6	26.73%	13.28%	13.84%
S&P 500®IndexFootnote Reference2	36.35%	15.96%	13.37%
Russell 1000® Growth Index	42.19%	19.72%	16.51%
Footnote	Description
Footnote[1]	Class R6 performance prior to 10/3/17 is linked to Class I. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the Financial Highlights included in the financial statements is not linked.
Footnote[2]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$6,919,418,297
# of Portfolio Holdings	73
Portfolio Turnover Rate	9%
Total Advisory Fees Paid	$28,515,512

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Sector Allocation (% of total investments)

Value	Value
Venture Capital	0.2%
Short-Term Investments	2.8%
Consumer Staples	3.0%
Real Estate	4.0%
Communication Services	5.0%
Consumer Discretionary	6.9%
Materials	8.3%
Industrials	8.6%
Health Care	17.7%
Information Technology	19.3%
Financials	24.2%

Top Ten Holdings (% of total investments)Footnote Referencea

Thermo Fisher Scientific, Inc.	4.8%
Danaher Corp.	4.8%
Mastercard, Inc., Class A	4.8%
Visa, Inc., Class A	4.6%
Microsoft Corp.	4.3%
Alphabet, Inc., Class C	4.1%
S&P Global, Inc.	4.0%
TJX Cos., Inc.	3.9%
Zoetis, Inc.	3.9%
Verisk Analytics, Inc.	3.3%
Total	42.5%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2024

CEYRX-TSR-AR

Calvert Growth Allocation Fund

Class A CAAAX

Annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about the Calvert Growth Allocation Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$50	0.44%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Growth Allocation Blended Benchmark (the Blended Index):

↓ The Fund’s higher-than-Blended Index allocation to equities detracted from performance relative to the Blended Index during the period

↓ The Fund’s equity selections ― particularly allocations to Calvert Equity Fund and Calvert Emerging Markets Advancement Fund ― detracted from returns relative to the Blended Index

↓ Among stock sizes, Fund allocations to small-cap and mid-cap companies detracted from returns relative to the Blended Index during the period

↓ Underweight allocations to investment-grade bonds and the Fund’s underweight duration detracted from performance relative to the Blended Index

↑ Allocations among fixed-income assets ― especially the selection of Calvert Bond Fund ― contributed to returns relative to the Blended Index

↑ Among asset classes, overweight allocations to high yield corporate bonds and bank loans aided Fund performance relative to the Blended Index during the period

↑ The Fund’s use of derivatives contributed to returns relative to the Blended Index during the period

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	Russell 3000® Index	Growth Allocation Blended Benchmark
9/14	$9,475	$10,000	$10,000
10/14	$9,736	$10,275	$10,140
11/14	$9,915	$10,524	$10,312
12/14	$9,814	$10,524	$10,211
1/15	$9,652	$10,231	$10,056
2/15	$10,228	$10,824	$10,558
3/15	$10,154	$10,713	$10,449
4/15	$10,282	$10,762	$10,636
5/15	$10,371	$10,911	$10,681
6/15	$10,257	$10,728	$10,475
7/15	$10,351	$10,908	$10,572
8/15	$9,755	$10,249	$9,954
9/15	$9,514	$9,951	$9,655
10/15	$10,085	$10,736	$10,322
11/15	$10,041	$10,796	$10,296
12/15	$9,795	$10,574	$10,116
1/16	$9,291	$9,978	$9,577
2/16	$9,234	$9,975	$9,555
3/16	$9,824	$10,677	$10,203
4/16	$9,863	$10,743	$10,326
5/16	$9,971	$10,935	$10,389
6/16	$9,829	$10,958	$10,366
7/16	$10,187	$11,393	$10,776
8/16	$10,232	$11,422	$10,808
9/16	$10,277	$11,440	$10,863
10/16	$10,096	$11,192	$10,662
11/16	$10,351	$11,693	$10,846
12/16	$10,535	$11,921	$11,056
1/17	$10,726	$12,145	$11,301
2/17	$11,000	$12,597	$11,620
3/17	$11,126	$12,606	$11,710
4/17	$11,322	$12,739	$11,873
5/17	$11,537	$12,870	$12,068
6/17	$11,597	$12,986	$12,144
7/17	$11,823	$13,231	$12,420
8/17	$11,853	$13,256	$12,468
9/17	$12,086	$13,579	$12,716
10/17	$12,277	$13,876	$12,955
11/17	$12,545	$14,297	$13,224
12/17	$12,670	$14,440	$13,403
1/18	$13,261	$15,201	$14,032
2/18	$12,821	$14,641	$13,514
3/18	$12,682	$14,347	$13,292
4/18	$12,645	$14,402	$13,374
5/18	$12,752	$14,808	$13,525
6/18	$12,689	$14,905	$13,495
7/18	$13,041	$15,400	$13,851
8/18	$13,312	$15,940	$14,072
9/18	$13,318	$15,967	$14,086
10/18	$12,343	$14,791	$13,099
11/18	$12,619	$15,087	$13,298
12/18	$11,689	$13,683	$12,394
1/19	$12,574	$14,858	$13,328
2/19	$12,969	$15,380	$13,687
3/19	$13,103	$15,605	$13,855
4/19	$13,586	$16,228	$14,295
5/19	$12,828	$15,178	$13,536
6/19	$13,633	$16,244	$14,360
7/19	$13,720	$16,485	$14,442
8/19	$13,425	$16,149	$14,170
9/19	$13,660	$16,433	$14,420
10/19	$13,981	$16,786	$14,765
11/19	$14,417	$17,424	$15,145
12/19	$14,883	$17,928	$15,607
1/20	$14,731	$17,908	$15,498
2/20	$13,669	$16,442	$14,389
3/20	$11,837	$14,181	$12,541
4/20	$13,107	$16,059	$13,866
5/20	$13,801	$16,918	$14,469
6/20	$14,148	$17,304	$14,865
7/20	$14,856	$18,287	$15,596
8/20	$15,661	$19,612	$16,476
9/20	$15,369	$18,898	$16,001
10/20	$15,175	$18,490	$15,680
11/20	$16,834	$20,739	$17,475
12/20	$17,644	$21,672	$18,244
1/21	$17,565	$21,576	$18,191
2/21	$18,031	$22,250	$18,626
3/21	$18,483	$23,048	$19,080
4/21	$19,222	$24,236	$19,866
5/21	$19,473	$24,346	$20,107
6/21	$19,544	$24,947	$20,380
7/21	$19,759	$25,369	$20,530
8/21	$20,218	$26,092	$20,998
9/21	$19,415	$24,921	$20,215
10/21	$20,312	$26,607	$21,172
11/21	$19,795	$26,202	$20,695
12/21	$20,538	$27,234	$21,436
1/22	$19,440	$25,631	$20,372
2/22	$18,980	$24,986	$19,926
3/22	$19,009	$25,796	$20,275
4/22	$17,681	$23,481	$18,723
5/22	$17,666	$23,450	$18,747
6/22	$16,331	$21,488	$17,273
7/22	$17,496	$23,504	$18,483
8/22	$16,776	$22,627	$17,843
9/22	$15,344	$20,528	$16,230
10/22	$16,249	$22,212	$17,155
11/22	$17,481	$23,371	$18,346
12/22	$16,780	$22,003	$17,659
1/23	$17,962	$23,518	$18,866
2/23	$17,466	$22,968	$18,362
3/23	$17,665	$23,583	$18,821
4/23	$17,810	$23,834	$19,049
5/23	$17,504	$23,927	$18,871
6/23	$18,366	$25,560	$19,884
7/23	$18,877	$26,477	$20,561
8/23	$18,305	$25,966	$20,045
9/23	$17,466	$24,729	$19,227
10/23	$16,871	$24,073	$18,641
11/23	$18,321	$26,318	$20,277
12/23	$19,321	$27,714	$21,316
1/24	$19,233	$28,021	$21,382
2/24	$19,958	$29,538	$22,195
3/24	$20,555	$30,491	$22,851
4/24	$19,830	$29,149	$22,070
5/24	$20,516	$30,526	$22,929
6/24	$20,747	$31,471	$23,360
7/24	$21,336	$32,056	$23,852
8/24	$21,830	$32,754	$24,392
9/24	$22,206	$33,432	$24,928

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class A	27.17%	10.20%	8.88%
Class A with 5.25% Maximum Sales Charge	20.49%	9.02%	8.30%
Russell 3000® Index	35.19%	15.25%	12.82%
Growth Allocation Blended BenchmarkFootnote Reference1	29.65%	11.55%	9.56%
Footnote	Description
Footnote[1]	Benchmark is an internally constructed benchmark which is comprised of a blend of 60% Russell 3000® Index, 30% MSCI ACWI ex USA Investable Market Index and 10% Bloomberg U.S. Aggregate Bond Index, and is rebalanced monthly.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$359,362,298
# of Portfolio Holdings	18
Portfolio Turnover Rate	23%
Total Advisory Fees PaidFootnote Reference*	$0
Footnote	Description
Footnote*	Fund does not pay an advisory fee directly; the underlying funds in which the Fund invests do.

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Domestic Equity Funds
60.0%
International and Global Equity Funds
30.6%
Income Funds
8.7%
Short-Term Investments
0.7%

Value	Value
Short-Term Investments	0.7%
Income Funds	8.7%
International and Global Equity Funds	30.6%
Domestic Equity Funds	60.0%

Top Ten Holdings (% of total investments)Footnote Referencea

Calvert US Large-Cap Core Responsible Index Fund, Class R6	19.6%
Calvert US Large-Cap Value Responsible Index Fund, Class R6	9.7%
Calvert US Large-Cap Growth Responsible Index Fund, Class R6	9.5%
Calvert International Equity Fund, Class R6	8.6%
Calvert International Responsible Index Fund, Class R6	8.3%
Calvert Equity Fund, Class R6	7.9%
Calvert Focused Value Fund, Class R6	6.3%
Calvert Emerging Markets Advancement Fund, Class I	6.2%
Calvert International Opportunities Fund, Class R6	4.8%
Calvert Core Bond Fund, Class I	4.0%
Total	84.9%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2024

CAAAX-TSR-AR

Calvert Growth Allocation Fund

Class C CAACX

Annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about the Calvert Growth Allocation Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$135	1.19%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Growth Allocation Blended Benchmark (the Blended Index):

↓ The Fund’s higher-than-Blended Index allocation to equities detracted from performance relative to the Blended Index during the period

↓ The Fund’s equity selections ― particularly allocations to Calvert Equity Fund and Calvert Emerging Markets Advancement Fund ― detracted from returns relative to the Blended Index

↓ Among stock sizes, Fund allocations to small-cap and mid-cap companies detracted from returns relative to the Blended Index during the period

↓ Underweight allocations to investment-grade bonds and the Fund’s underweight duration detracted from performance relative to the Blended Index

↑ Allocations among fixed-income assets ― especially the selection of Calvert Bond Fund ― contributed to returns relative to the Blended Index

↑ Among asset classes, overweight allocations to high yield corporate bonds and bank loans aided Fund performance relative to the Blended Index during the period

↑ The Fund’s use of derivatives contributed to returns relative to the Blended Index during the period

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class C	Russell 3000® Index	Growth Allocation Blended Benchmark
9/14	$10,000	$10,000	$10,000
10/14	$10,267	$10,275	$10,140
11/14	$10,443	$10,524	$10,312
12/14	$10,326	$10,524	$10,211
1/15	$10,147	$10,231	$10,056
2/15	$10,747	$10,824	$10,558
3/15	$10,655	$10,713	$10,449
4/15	$10,782	$10,762	$10,636
5/15	$10,868	$10,911	$10,681
6/15	$10,736	$10,728	$10,475
7/15	$10,828	$10,908	$10,572
8/15	$10,194	$10,249	$9,954
9/15	$9,928	$9,951	$9,655
10/15	$10,511	$10,736	$10,322
11/15	$10,459	$10,796	$10,296
12/15	$10,193	$10,574	$10,116
1/16	$9,657	$9,978	$9,577
2/16	$9,590	$9,975	$9,555
3/16	$10,200	$10,677	$10,203
4/16	$10,234	$10,743	$10,326
5/16	$10,341	$10,935	$10,389
6/16	$10,187	$10,958	$10,366
7/16	$10,549	$11,393	$10,776
8/16	$10,589	$11,422	$10,808
9/16	$10,629	$11,440	$10,863
10/16	$10,435	$11,192	$10,662
11/16	$10,696	$11,693	$10,846
12/16	$10,875	$11,921	$11,056
1/17	$11,066	$12,145	$11,301
2/17	$11,343	$12,597	$11,620
3/17	$11,463	$12,606	$11,710
4/17	$11,662	$12,739	$11,873
5/17	$11,875	$12,870	$12,068
6/17	$11,931	$12,986	$12,144
7/17	$12,158	$13,231	$12,420
8/17	$12,179	$13,256	$12,468
9/17	$12,406	$13,579	$12,716
10/17	$12,598	$13,876	$12,955
11/17	$12,860	$14,297	$13,224
12/17	$12,987	$14,440	$13,403
1/18	$13,579	$15,201	$14,032
2/18	$13,122	$14,641	$13,514
3/18	$12,972	$14,347	$13,292
4/18	$12,926	$14,402	$13,374
5/18	$13,032	$14,808	$13,525
6/18	$12,949	$14,905	$13,495
7/18	$13,301	$15,400	$13,851
8/18	$13,571	$15,940	$14,072
9/18	$13,571	$15,967	$14,086
10/18	$12,567	$14,791	$13,099
11/18	$12,844	$15,087	$13,298
12/18	$11,886	$13,683	$12,394
1/19	$12,783	$14,858	$13,328
2/19	$13,175	$15,380	$13,687
3/19	$13,303	$15,605	$13,855
4/19	$13,783	$16,228	$14,295
5/19	$13,007	$15,178	$13,536
6/19	$13,815	$16,244	$14,360
7/19	$13,895	$16,485	$14,442
8/19	$13,591	$16,149	$14,170
9/19	$13,815	$16,433	$14,420
10/19	$14,127	$16,786	$14,765
11/19	$14,567	$17,424	$15,145
12/19	$15,022	$17,928	$15,607
1/20	$14,856	$17,908	$15,498
2/20	$13,788	$16,442	$14,389
3/20	$11,933	$14,181	$12,541
4/20	$13,200	$16,059	$13,866
5/20	$13,887	$16,918	$14,469
6/20	$14,227	$17,304	$14,865
7/20	$14,930	$18,287	$15,596
8/20	$15,734	$19,612	$16,476
9/20	$15,427	$18,898	$16,001
10/20	$15,229	$18,490	$15,680
11/20	$16,876	$20,739	$17,475
12/20	$17,683	$21,672	$18,244
1/21	$17,580	$21,576	$18,191
2/21	$18,042	$22,250	$18,626
3/21	$18,479	$23,048	$19,080
4/21	$19,214	$24,236	$19,866
5/21	$19,454	$24,346	$20,107
6/21	$19,505	$24,947	$20,380
7/21	$19,710	$25,369	$20,530
8/21	$20,155	$26,092	$20,998
9/21	$19,343	$24,921	$20,215
10/21	$20,224	$26,607	$21,172
11/21	$19,693	$26,202	$20,695
12/21	$20,424	$27,234	$21,436
1/22	$19,317	$25,631	$20,372
2/22	$18,848	$24,986	$19,926
3/22	$18,866	$25,796	$20,275
4/22	$17,539	$23,481	$18,723
5/22	$17,512	$23,450	$18,747
6/22	$16,185	$21,488	$17,273
7/22	$17,326	$23,504	$18,483
8/22	$16,601	$22,627	$17,843
9/22	$15,176	$20,528	$16,230
10/22	$16,061	$22,212	$17,155
11/22	$17,264	$23,371	$18,346
12/22	$16,561	$22,003	$17,659
1/23	$17,724	$23,518	$18,866
2/23	$17,215	$22,968	$18,362
3/23	$17,406	$23,583	$18,821
4/23	$17,533	$23,834	$19,049
5/23	$17,224	$23,927	$18,871
6/23	$18,060	$25,560	$19,884
7/23	$18,551	$26,477	$20,561
8/23	$17,978	$25,966	$20,045
9/23	$17,142	$24,729	$19,227
10/23	$16,552	$24,073	$18,641
11/23	$17,960	$26,318	$20,277
12/23	$18,925	$27,714	$21,316
1/24	$18,830	$28,021	$21,382
2/24	$19,534	$29,538	$22,195
3/24	$20,095	$30,491	$22,851
4/24	$19,381	$29,149	$22,070
5/24	$20,038	$30,526	$22,929
6/24	$20,256	$31,471	$23,360
7/24	$20,817	$32,056	$23,852
8/24	$21,274	$32,754	$24,392
9/24	$21,970	$33,432	$24,928

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class C	26.26%	9.39%	8.18%
Class C with 1% Maximum Deferred Sales Charge	25.26%	9.39%	8.18%
Russell 3000® Index	35.19%	15.25%	12.82%
Growth Allocation Blended BenchmarkFootnote Reference1	29.65%	11.55%	9.56%
Footnote	Description
Footnote[1]	Benchmark is an internally constructed benchmark which is comprised of a blend of 60% Russell 3000® Index, 30% MSCI ACWI ex USA Investable Market Index and 10% Bloomberg U.S. Aggregate Bond Index, and is rebalanced monthly.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$359,362,298
# of Portfolio Holdings	18
Portfolio Turnover Rate	23%
Total Advisory Fees PaidFootnote Reference*	$0
Footnote	Description
Footnote*	Fund does not pay an advisory fee directly; the underlying funds in which the Fund invests do.

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
Short-Term Investments	0.7%
Income Funds	8.7%
International and Global Equity Funds	30.6%
Domestic Equity Funds	60.0%

Top Ten Holdings (% of total investments)Footnote Referencea

Calvert US Large-Cap Core Responsible Index Fund, Class R6	19.6%
Calvert US Large-Cap Value Responsible Index Fund, Class R6	9.7%
Calvert US Large-Cap Growth Responsible Index Fund, Class R6	9.5%
Calvert International Equity Fund, Class R6	8.6%
Calvert International Responsible Index Fund, Class R6	8.3%
Calvert Equity Fund, Class R6	7.9%
Calvert Focused Value Fund, Class R6	6.3%
Calvert Emerging Markets Advancement Fund, Class I	6.2%
Calvert International Opportunities Fund, Class R6	4.8%
Calvert Core Bond Fund, Class I	4.0%
Total	84.9%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2024

CAACX-TSR-AR

Calvert Growth Allocation Fund

Class I CAGIX

Annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about the Calvert Growth Allocation Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$22	0.19%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Growth Allocation Blended Benchmark (the Blended Index):

↓ The Fund’s higher-than-Blended Index allocation to equities detracted from performance relative to the Blended Index during the period

↓ The Fund’s equity selections ― particularly allocations to Calvert Equity Fund and Calvert Emerging Markets Advancement Fund ― detracted from returns relative to the Blended Index

↓ Among stock sizes, Fund allocations to small-cap and mid-cap companies detracted from returns relative to the Blended Index during the period

↓ Underweight allocations to investment-grade bonds and the Fund’s underweight duration detracted from performance relative to the Blended Index

↑ Allocations among fixed-income assets ― especially the selection of Calvert Bond Fund ― contributed to returns relative to the Blended Index

↑ Among asset classes, overweight allocations to high yield corporate bonds and bank loans aided Fund performance relative to the Blended Index during the period

↑ The Fund’s use of derivatives contributed to returns relative to the Blended Index during the period

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	Russell 3000® Index	Growth Allocation Blended Benchmark
9/14	$1,000,000	$1,000,000	$1,000,000
10/14	$1,027,565	$1,027,513	$1,013,997
11/14	$1,046,428	$1,052,414	$1,031,221
12/14	$1,035,779	$1,052,402	$1,021,080
1/15	$1,018,636	$1,023,112	$1,005,630
2/15	$1,079,434	$1,082,351	$1,055,792
3/15	$1,071,630	$1,071,348	$1,044,940
4/15	$1,085,151	$1,076,194	$1,063,610
5/15	$1,094,512	$1,091,079	$1,068,077
6/15	$1,082,550	$1,072,825	$1,047,503
7/15	$1,092,432	$1,090,768	$1,057,183
8/15	$1,029,553	$1,024,919	$995,363
9/15	$1,004,096	$995,053	$965,499
10/15	$1,064,386	$1,073,648	$1,032,239
11/15	$1,059,706	$1,079,600	$1,029,565
12/15	$1,033,812	$1,057,440	$1,011,567
1/16	$980,537	$997,774	$957,707
2/16	$974,550	$997,453	$955,497
3/16	$1,036,805	$1,067,679	$1,020,259
4/16	$1,041,001	$1,074,296	$1,032,568
5/16	$1,052,369	$1,093,516	$1,038,889
6/16	$1,038,005	$1,095,764	$1,036,650
7/16	$1,075,716	$1,139,252	$1,077,640
8/16	$1,080,499	$1,142,158	$1,080,814
9/16	$1,085,893	$1,143,953	$1,086,327
10/16	$1,066,741	$1,119,203	$1,066,160
11/16	$1,094,882	$1,169,290	$1,084,574
12/16	$1,114,074	$1,192,107	$1,105,551
1/17	$1,134,854	$1,214,544	$1,130,135
2/17	$1,163,826	$1,259,715	$1,162,009
3/17	$1,177,691	$1,260,572	$1,171,034
4/17	$1,199,105	$1,273,934	$1,187,326
5/17	$1,221,777	$1,286,971	$1,206,823
6/17	$1,228,695	$1,298,586	$1,214,417
7/17	$1,253,262	$1,323,070	$1,242,027
8/17	$1,256,405	$1,325,620	$1,246,823
9/17	$1,281,588	$1,357,949	$1,271,573
10/17	$1,302,369	$1,387,582	$1,295,465
11/17	$1,330,711	$1,429,716	$1,322,433
12/17	$1,344,438	$1,444,006	$1,340,314
1/18	$1,407,772	$1,520,120	$1,403,175
2/18	$1,361,766	$1,464,089	$1,351,435
3/18	$1,347,112	$1,434,699	$1,329,244
4/18	$1,343,767	$1,440,152	$1,337,399
5/18	$1,355,094	$1,480,808	$1,352,492
6/18	$1,348,417	$1,490,492	$1,349,514
7/18	$1,386,423	$1,539,955	$1,385,121
8/18	$1,415,754	$1,594,035	$1,407,154
9/18	$1,417,087	$1,596,674	$1,408,560
10/18	$1,313,114	$1,479,106	$1,309,908
11/18	$1,343,765	$1,508,731	$1,329,777
12/18	$1,244,619	$1,368,314	$1,239,407
1/19	$1,339,275	$1,485,762	$1,332,787
2/19	$1,381,262	$1,538,015	$1,368,724
3/19	$1,396,210	$1,560,473	$1,385,543
4/19	$1,448,148	$1,622,785	$1,429,514
5/19	$1,367,733	$1,517,772	$1,353,649
6/19	$1,453,124	$1,624,375	$1,435,966
7/19	$1,463,098	$1,648,522	$1,444,186
8/19	$1,432,495	$1,614,916	$1,417,003
9/19	$1,457,399	$1,643,259	$1,442,028
10/19	$1,491,553	$1,678,633	$1,476,503
11/19	$1,539,233	$1,742,441	$1,514,478
12/19	$1,588,708	$1,792,752	$1,560,651
1/20	$1,572,453	$1,790,794	$1,549,780
2/20	$1,460,229	$1,644,176	$1,438,887
3/20	$1,264,594	$1,418,072	$1,254,088
4/20	$1,400,426	$1,605,882	$1,386,627
5/20	$1,474,993	$1,691,762	$1,446,881
6/20	$1,511,903	$1,730,439	$1,486,545
7/20	$1,587,937	$1,828,699	$1,559,605
8/20	$1,675,048	$1,961,178	$1,647,553
9/20	$1,644,032	$1,889,770	$1,600,085
10/20	$1,623,345	$1,848,982	$1,568,013
11/20	$1,801,248	$2,073,917	$1,747,517
12/20	$1,888,413	$2,167,218	$1,824,383
1/21	$1,880,011	$2,157,579	$1,819,104
2/21	$1,930,473	$2,225,019	$1,862,610
3/21	$1,979,406	$2,304,770	$1,907,987
4/21	$2,058,921	$2,423,579	$1,986,649
5/21	$2,086,428	$2,434,642	$2,010,713
6/21	$2,094,047	$2,494,678	$2,037,993
7/21	$2,117,002	$2,536,865	$2,053,023
8/21	$2,166,696	$2,609,210	$2,099,837
9/21	$2,081,833	$2,492,141	$2,021,468
10/21	$2,178,164	$2,660,670	$2,117,177
11/21	$2,123,118	$2,620,172	$2,069,454
12/21	$2,203,397	$2,723,350	$2,143,562
1/22	$2,086,094	$2,563,119	$2,037,184
2/22	$2,036,953	$2,498,556	$1,992,619
3/22	$2,040,916	$2,579,600	$2,027,545
4/22	$1,899,043	$2,348,101	$1,872,329
5/22	$1,897,457	$2,344,952	$1,874,746
6/22	$1,754,791	$2,148,777	$1,727,341
7/22	$1,880,021	$2,350,370	$1,848,251
8/22	$1,803,139	$2,262,656	$1,784,281
9/22	$1,648,585	$2,052,842	$1,623,005
10/22	$1,746,866	$2,221,188	$1,715,490
11/22	$1,880,021	$2,337,125	$1,834,634
12/22	$1,804,000	$2,200,278	$1,765,938
1/23	$1,932,215	$2,351,818	$1,886,638
2/23	$1,879,132	$2,296,849	$1,836,207
3/23	$1,901,182	$2,358,265	$1,882,084
4/23	$1,916,699	$2,383,391	$1,904,861
5/23	$1,884,849	$2,392,664	$1,887,133
6/23	$1,977,948	$2,556,048	$1,988,357
7/23	$2,032,664	$2,647,674	$2,056,064
8/23	$1,972,232	$2,596,564	$2,004,549
9/23	$1,881,582	$2,472,879	$1,922,664
10/23	$1,817,883	$2,407,326	$1,864,083
11/23	$1,974,682	$2,631,805	$2,027,671
12/23	$2,083,229	$2,771,401	$2,131,633
1/24	$2,073,826	$2,802,116	$2,138,230
2/24	$2,153,325	$2,953,796	$2,219,545
3/24	$2,217,438	$3,049,077	$2,285,123
4/24	$2,139,648	$2,914,913	$2,207,034
5/24	$2,214,018	$3,052,634	$2,292,871
6/24	$2,239,663	$3,147,135	$2,336,039
7/24	$2,303,776	$3,205,637	$2,385,238
8/24	$2,356,776	$3,275,420	$2,439,182
9/24	$2,399,487	$3,343,175	$2,492,751

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class I	27.53%	10.48%	9.14%
Russell 3000® Index	35.19%	15.25%	12.82%
Growth Allocation Blended BenchmarkFootnote Reference2	29.65%	11.55%	9.56%
Footnote	Description
Footnote[1]	Class I performance prior to 5/20/16 is linked to Class A. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the Financial Highlights included in the financial statements is not linked.
Footnote[2]	Benchmark is an internally constructed benchmark which is comprised of a blend of 60% Russell 3000® Index, 30% MSCI ACWI ex USA Investable Market Index and 10% Bloomberg U.S. Aggregate Bond Index, and is rebalanced monthly.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$359,362,298
# of Portfolio Holdings	18
Portfolio Turnover Rate	23%
Total Advisory Fees PaidFootnote Reference*	$0
Footnote	Description
Footnote*	Fund does not pay an advisory fee directly; the underlying funds in which the Fund invests do.

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
Short-Term Investments	0.7%
Income Funds	8.7%
International and Global Equity Funds	30.6%
Domestic Equity Funds	60.0%

Top Ten Holdings (% of total investments)Footnote Referencea

Calvert US Large-Cap Core Responsible Index Fund, Class R6	19.6%
Calvert US Large-Cap Value Responsible Index Fund, Class R6	9.7%
Calvert US Large-Cap Growth Responsible Index Fund, Class R6	9.5%
Calvert International Equity Fund, Class R6	8.6%
Calvert International Responsible Index Fund, Class R6	8.3%
Calvert Equity Fund, Class R6	7.9%
Calvert Focused Value Fund, Class R6	6.3%
Calvert Emerging Markets Advancement Fund, Class I	6.2%
Calvert International Opportunities Fund, Class R6	4.8%
Calvert Core Bond Fund, Class I	4.0%
Total	84.9%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2024

CAGIX-TSR-AR

Calvert Growth Allocation Fund

Class R6 CGARX

Annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about the Calvert Growth Allocation Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$15	0.13%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Growth Allocation Blended Benchmark (the Blended Index):

↓ The Fund’s higher-than-Blended Index allocation to equities detracted from performance relative to the Blended Index during the period

↓ The Fund’s equity selections ― particularly allocations to Calvert Equity Fund and Calvert Emerging Markets Advancement Fund ― detracted from returns relative to the Blended Index

↓ Among stock sizes, Fund allocations to small-cap and mid-cap companies detracted from returns relative to the Blended Index during the period

↓ Underweight allocations to investment-grade bonds and the Fund’s underweight duration detracted from performance relative to the Blended Index

↑ Allocations among fixed-income assets ― especially the selection of Calvert Bond Fund ― contributed to returns relative to the Blended Index

↑ Among asset classes, overweight allocations to high yield corporate bonds and bank loans aided Fund performance relative to the Blended Index during the period

↑ The Fund’s use of derivatives contributed to returns relative to the Blended Index during the period

Fund Performance

Comparison of the change in value of a $5,000,000 investment for the period indicated.

	Class R6	Russell 3000® Index	Growth Allocation Blended Benchmark
9/14	$5,000,000	$5,000,000	$5,000,000
10/14	$5,137,814	$5,137,566	$5,069,987
11/14	$5,232,108	$5,262,069	$5,156,104
12/14	$5,178,794	$5,262,010	$5,105,400
1/15	$5,093,043	$5,115,560	$5,028,151
2/15	$5,397,067	$5,411,756	$5,278,962
3/15	$5,358,089	$5,356,740	$5,224,700
4/15	$5,425,650	$5,380,970	$5,318,052
5/15	$5,472,423	$5,455,396	$5,340,386
6/15	$5,412,658	$5,364,125	$5,237,516
7/15	$5,462,029	$5,453,842	$5,285,914
8/15	$5,147,612	$5,124,596	$4,976,814
9/15	$5,020,286	$4,975,266	$4,827,497
10/15	$5,321,711	$5,368,239	$5,161,196
11/15	$5,298,324	$5,397,998	$5,147,824
12/15	$5,168,781	$5,287,202	$5,057,834
1/16	$4,902,411	$4,988,870	$4,788,536
2/16	$4,872,482	$4,987,263	$4,777,485
3/16	$5,183,746	$5,338,397	$5,101,293
4/16	$5,204,697	$5,371,482	$5,162,841
5/16	$5,261,562	$5,467,580	$5,194,444
6/16	$5,189,732	$5,478,822	$5,183,250
7/16	$5,378,286	$5,696,260	$5,388,198
8/16	$5,402,230	$5,710,790	$5,404,072
9/16	$5,429,166	$5,719,767	$5,431,637
10/16	$5,333,392	$5,596,017	$5,330,798
11/16	$5,474,060	$5,846,451	$5,422,871
12/16	$5,569,972	$5,960,533	$5,527,754
1/17	$5,673,877	$6,072,722	$5,650,675
2/17	$5,818,716	$6,298,576	$5,810,044
3/17	$5,887,986	$6,302,861	$5,855,170
4/17	$5,995,040	$6,369,670	$5,936,630
5/17	$6,108,392	$6,434,857	$6,034,116
6/17	$6,143,027	$6,492,928	$6,072,083
7/17	$6,265,825	$6,615,352	$6,210,135
8/17	$6,281,568	$6,628,098	$6,234,117
9/17	$6,407,514	$6,789,743	$6,357,867
10/17	$6,511,420	$6,937,910	$6,477,324
11/17	$6,653,109	$7,148,580	$6,612,164
12/17	$6,721,791	$7,220,030	$6,701,568
1/18	$7,038,386	$7,600,601	$7,015,877
2/18	$6,808,438	$7,320,446	$6,757,177
3/18	$6,735,122	$7,173,495	$6,646,218
4/18	$6,718,459	$7,200,759	$6,686,996
5/18	$6,775,113	$7,404,039	$6,762,462
6/18	$6,741,787	$7,452,460	$6,747,569
7/18	$6,931,743	$7,699,777	$6,925,605
8/18	$7,078,376	$7,970,176	$7,035,771
9/18	$7,085,042	$7,983,369	$7,042,801
10/18	$6,565,161	$7,395,532	$6,549,541
11/18	$6,718,459	$7,543,654	$6,648,887
12/18	$6,222,803	$6,841,571	$6,197,037
1/19	$6,696,006	$7,428,810	$6,663,936
2/19	$6,905,924	$7,690,075	$6,843,620
3/19	$6,980,640	$7,802,364	$6,927,713
4/19	$7,240,368	$8,113,927	$7,147,570
5/19	$6,838,323	$7,588,860	$6,768,247
6/19	$7,265,274	$8,121,876	$7,179,828
7/19	$7,315,084	$8,242,608	$7,220,928
8/19	$7,162,094	$8,074,580	$7,085,017
9/19	$7,286,621	$8,216,296	$7,210,142
10/19	$7,457,401	$8,393,167	$7,382,517
11/19	$7,695,782	$8,712,206	$7,572,390
12/19	$7,943,148	$8,963,761	$7,803,257
1/20	$7,861,945	$8,953,970	$7,748,901
2/20	$7,300,905	$8,220,879	$7,194,434
3/20	$6,322,775	$7,090,362	$6,270,439
4/20	$7,001,929	$8,029,411	$6,933,136
5/20	$7,374,726	$8,458,811	$7,234,403
6/20	$7,559,278	$8,652,195	$7,432,723
7/20	$7,939,457	$9,143,496	$7,798,027
8/20	$8,375,001	$9,805,891	$8,237,763
9/20	$8,219,977	$9,448,848	$8,000,424
10/20	$8,116,628	$9,244,912	$7,840,065
11/20	$9,006,172	$10,369,585	$8,737,585
12/20	$9,441,907	$10,836,092	$9,121,916
1/21	$9,399,858	$10,787,894	$9,095,522
2/21	$9,652,152	$11,125,094	$9,313,052
3/21	$9,896,800	$11,523,849	$9,539,937
4/21	$10,294,354	$12,117,894	$9,933,245
5/21	$10,431,969	$12,173,212	$10,053,567
6/21	$10,470,195	$12,473,390	$10,189,964
7/21	$10,584,874	$12,684,323	$10,265,117
8/21	$10,833,346	$13,046,052	$10,499,184
9/21	$10,409,033	$12,460,703	$10,107,340
10/21	$10,890,685	$13,303,352	$10,585,887
11/21	$10,615,455	$13,100,858	$10,347,271
12/21	$11,016,845	$13,616,752	$10,717,810
1/22	$10,430,336	$12,815,595	$10,185,920
2/22	$10,180,674	$12,492,779	$9,963,093
3/22	$10,204,451	$12,897,998	$10,137,726
4/22	$9,495,093	$11,740,502	$9,361,647
5/22	$9,487,168	$11,724,761	$9,373,730
6/22	$8,773,847	$10,743,883	$8,636,703
7/22	$9,399,984	$11,751,852	$9,241,257
8/22	$9,015,583	$11,313,282	$8,921,405
9/22	$8,246,782	$10,264,211	$8,115,023
10/22	$8,738,181	$11,105,938	$8,577,448
11/22	$9,399,984	$11,685,626	$9,173,170
12/22	$9,025,447	$11,001,392	$8,829,690
1/23	$9,662,826	$11,759,088	$9,433,188
2/23	$9,397,251	$11,484,246	$9,181,035
3/23	$9,507,567	$11,791,325	$9,410,419
4/23	$9,585,196	$11,916,954	$9,524,306
5/23	$9,425,851	$11,963,320	$9,435,664
6/23	$9,891,628	$12,780,241	$9,941,787
7/23	$10,169,460	$13,238,371	$10,280,320
8/23	$9,863,028	$12,982,821	$10,022,746
9/23	$9,413,594	$12,364,394	$9,613,320
10/23	$9,094,905	$12,036,630	$9,320,416
11/23	$9,879,371	$13,159,025	$10,138,355
12/23	$10,421,113	$13,857,005	$10,658,166
1/24	$10,378,316	$14,010,578	$10,691,152
2/24	$10,772,050	$14,768,978	$11,097,727
3/24	$11,097,308	$15,245,387	$11,425,613
4/24	$10,707,854	$14,574,564	$11,035,168
5/24	$11,080,189	$15,263,169	$11,464,353
6/24	$11,208,581	$15,735,677	$11,680,195
7/24	$11,529,560	$16,028,187	$11,926,191
8/24	$11,799,182	$16,377,100	$12,195,911
9/24	$12,013,168	$16,715,874	$12,463,755

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class R6	27.62%	10.50%	9.15%
Russell 3000® Index	35.19%	15.25%	12.82%
Growth Allocation Blended BenchmarkFootnote Reference2	29.65%	11.55%	9.56%
Footnote	Description
Footnote[1]	Class R6 performance prior to 2/1/22 is linked to Class I. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the Financial Highlights included in the financial statements is not linked.
Footnote[2]	Benchmark is an internally constructed benchmark which is comprised of a blend of 60% Russell 3000® Index, 30% MSCI ACWI ex USA Investable Market Index and 10% Bloomberg U.S. Aggregate Bond Index, and is rebalanced monthly.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$359,362,298
# of Portfolio Holdings	18
Portfolio Turnover Rate	23%
Total Advisory Fees PaidFootnote Reference*	$0
Footnote	Description
Footnote*	Fund does not pay an advisory fee directly; the underlying funds in which the Fund invests do.

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
Short-Term Investments	0.7%
Income Funds	8.7%
International and Global Equity Funds	30.6%
Domestic Equity Funds	60.0%

Top Ten Holdings (% of total investments)Footnote Referencea

Calvert US Large-Cap Core Responsible Index Fund, Class R6	19.6%
Calvert US Large-Cap Value Responsible Index Fund, Class R6	9.7%
Calvert US Large-Cap Growth Responsible Index Fund, Class R6	9.5%
Calvert International Equity Fund, Class R6	8.6%
Calvert International Responsible Index Fund, Class R6	8.3%
Calvert Equity Fund, Class R6	7.9%
Calvert Focused Value Fund, Class R6	6.3%
Calvert Emerging Markets Advancement Fund, Class I	6.2%
Calvert International Opportunities Fund, Class R6	4.8%
Calvert Core Bond Fund, Class I	4.0%
Total	84.9%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2024

CGARX-TSR-AR

Calvert Moderate Allocation Fund

Class A CMAAX

Annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about the Calvert Moderate Allocation Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$46	0.41%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Moderate Allocation Blended Benchmark (the Blended Index):

↓ The Fund’s larger-than-Blended Index allocation to equity assets detracted from performance relative to the Blended Index during the period

↓ Equity selections ― especially allocations to Calvert Equity Fund and Calvert Emerging Markets Advancement Fund ― hurt returns relative to the Blended Index

↓ Within the equity market, allocations to small-cap and mid-cap stocks detracted from performance relative to the Blended Index during the period

↓ An underweight position in investment-grade bonds and the Fund’s underweight duration detracted from returns relative to the Blended Index during the period

↑ Fund management’s selections ― especially in fixed-income assets ― were the largest contributor to returns relative to the Blended Index during the period

↑ Fund management’s selection of Calvert Bond Fund was particularly helpful to returns relative to the Blended Index during the period

↑ An overweight position in high yield corporate bonds and bank loans aided returns relative to the Blended Index during the period

↑ The Fund’s use of derivatives contributed to performance relative to the Blended Index during the period

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	Russell 3000® Index	Moderate Allocation Blended Benchmark
9/14	$9,475	$10,000	$10,000
10/14	$9,705	$10,275	$10,135
11/14	$9,853	$10,524	$10,282
12/14	$9,786	$10,524	$10,218
1/15	$9,716	$10,231	$10,161
2/15	$10,136	$10,824	$10,501
3/15	$10,088	$10,713	$10,438
4/15	$10,159	$10,762	$10,554
5/15	$10,215	$10,911	$10,584
6/15	$10,096	$10,728	$10,406
7/15	$10,187	$10,908	$10,499
8/15	$9,731	$10,249	$10,054
9/15	$9,556	$9,951	$9,858
10/15	$9,982	$10,736	$10,351
11/15	$9,942	$10,796	$10,329
12/15	$9,752	$10,574	$10,188
1/16	$9,393	$9,978	$9,837
2/16	$9,348	$9,975	$9,842
3/16	$9,814	$10,677	$10,347
4/16	$9,871	$10,743	$10,445
5/16	$9,957	$10,935	$10,497
6/16	$9,880	$10,958	$10,537
7/16	$10,166	$11,393	$10,854
8/16	$10,206	$11,422	$10,873
9/16	$10,240	$11,440	$10,909
10/16	$10,102	$11,192	$10,739
11/16	$10,269	$11,693	$10,815
12/16	$10,408	$11,921	$10,969
1/17	$10,552	$12,145	$11,148
2/17	$10,761	$12,597	$11,400
3/17	$10,851	$12,606	$11,457
4/17	$10,994	$12,739	$11,595
5/17	$11,156	$12,870	$11,753
6/17	$11,204	$12,986	$11,804
7/17	$11,371	$13,231	$12,009
8/17	$11,401	$13,256	$12,071
9/17	$11,557	$13,579	$12,229
10/17	$11,694	$13,876	$12,398
11/17	$11,880	$14,297	$12,584
12/17	$11,977	$14,440	$12,720
1/18	$12,378	$15,201	$13,110
2/18	$12,065	$14,641	$12,728
3/18	$11,981	$14,347	$12,599
4/18	$11,949	$14,402	$12,627
5/18	$12,037	$14,808	$12,765
6/18	$11,997	$14,905	$12,746
7/18	$12,242	$15,400	$12,992
8/18	$12,449	$15,940	$13,177
9/18	$12,438	$15,967	$13,163
10/18	$11,796	$14,791	$12,470
11/18	$11,985	$15,087	$12,630
12/18	$11,362	$13,683	$12,064
1/19	$12,044	$14,858	$12,759
2/19	$12,329	$15,380	$13,008
3/19	$12,467	$15,605	$13,195
4/19	$12,792	$16,228	$13,501
5/19	$12,354	$15,178	$13,048
6/19	$12,897	$16,244	$13,669
7/19	$12,971	$16,485	$13,740
8/19	$12,858	$16,149	$13,655
9/19	$12,990	$16,433	$13,807
10/19	$13,196	$16,786	$14,053
11/19	$13,483	$17,424	$14,319
12/19	$13,770	$17,928	$14,628
1/20	$13,749	$17,908	$14,639
2/20	$13,134	$16,442	$13,955
3/20	$11,774	$14,181	$12,641
4/20	$12,696	$16,059	$13,679
5/20	$13,201	$16,918	$14,130
6/20	$13,484	$17,304	$14,430
7/20	$13,997	$18,287	$15,005
8/20	$14,517	$19,612	$15,589
9/20	$14,345	$18,898	$15,259
10/20	$14,220	$18,490	$15,019
11/20	$15,324	$20,739	$16,298
12/20	$15,858	$21,672	$16,819
1/21	$15,815	$21,576	$16,749
2/21	$16,067	$22,250	$16,974
3/21	$16,323	$23,048	$17,220
4/21	$16,799	$24,236	$17,776
5/21	$16,965	$24,346	$17,940
6/21	$17,044	$24,947	$18,160
7/21	$17,217	$25,369	$18,322
8/21	$17,485	$26,092	$18,617
9/21	$17,003	$24,921	$18,066
10/21	$17,516	$26,607	$18,696
11/21	$17,227	$26,202	$18,417
12/21	$17,663	$27,234	$18,879
1/22	$16,958	$25,631	$18,084
2/22	$16,655	$24,986	$17,740
3/22	$16,558	$25,796	$17,837
4/22	$15,648	$23,481	$16,654
5/22	$15,618	$23,450	$16,698
6/22	$14,707	$21,488	$15,679
7/22	$15,558	$23,504	$16,592
8/22	$15,033	$22,627	$16,046
9/22	$13,957	$20,528	$14,808
10/22	$14,468	$22,212	$15,377
11/22	$15,344	$23,371	$16,289
12/22	$14,900	$22,003	$15,814
1/23	$15,772	$23,518	$16,727
2/23	$15,386	$22,968	$16,287
3/23	$15,610	$23,583	$16,697
4/23	$15,718	$23,834	$16,869
5/23	$15,486	$23,927	$16,716
6/23	$16,015	$25,560	$17,354
7/23	$16,349	$26,477	$17,776
8/23	$15,968	$25,966	$17,429
9/23	$15,314	$24,729	$16,788
10/23	$14,861	$24,073	$16,349
11/23	$15,994	$26,318	$17,592
12/23	$16,817	$27,714	$18,431
1/24	$16,768	$28,021	$18,465
2/24	$17,172	$29,538	$18,909
3/24	$17,589	$30,491	$19,361
4/24	$17,018	$29,149	$18,739
5/24	$17,531	$30,526	$19,359
6/24	$17,734	$31,471	$19,684
7/24	$18,207	$32,056	$20,109
8/24	$18,597	$32,754	$20,516
9/24	$18,895	$33,432	$20,915

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class A	23.39%	7.78%	7.14%
Class A with 5.25% Maximum Sales Charge	16.89%	6.62%	6.56%
Russell 3000® Index	35.19%	15.25%	12.82%
Moderate Allocation Blended BenchmarkFootnote Reference1	24.59%	8.65%	7.65%
Footnote	Description
Footnote[1]	Benchmark is an internally constructed benchmark which is comprised of a blend of 45% Russell 3000® Index, 20% MSCI ACWI ex USA Investable Market Index and 35% Bloomberg U.S. Aggregate Bond Index, and is rebalanced monthly.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$402,405,880
# of Portfolio Holdings	22
Portfolio Turnover Rate	19%
Total Advisory Fees PaidFootnote Reference*	$0
Footnote	Description
Footnote*	Fund does not pay an advisory fee directly; the underlying funds in which the Fund invests do.

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Domestic Equity Funds
45.3%
Income Funds
33.7%
International and Global Equity Funds
20.8%
Short-Term Investments
0.2%

Value	Value
Short-Term Investments	0.2%
International and Global Equity Funds	20.8%
Income Funds	33.7%
Domestic Equity Funds	45.3%

Top Ten Holdings (% of total investments)Footnote Referencea

Calvert US Large-Cap Core Responsible Index Fund, Class R6	14.3%
Calvert Bond Fund, Class R6	9.0%
Calvert US Large-Cap Growth Responsible Index Fund, Class R6	7.3%
Calvert US Large-Cap Value Responsible Index Fund, Class R6	7.2%
Calvert Ultra-Short Duration Income Fund, Class R6	6.5%
Calvert International Equity Fund, Class R6	6.2%
Calvert Focused Value Fund, Class R6	5.4%
Calvert International Responsible Index Fund, Class R6	5.1%
Calvert Equity Fund, Class R6	5.0%
Calvert Core Bond Fund, Class I	4.1%
Total	70.1%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2024

CMAAX-TSR-AR

Calvert Moderate Allocation Fund

Class C CMACX

Annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about the Calvert Moderate Allocation Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$129	1.16%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Moderate Allocation Blended Benchmark (the Blended Index):

↓ The Fund’s larger-than-Blended Index allocation to equity assets detracted from performance relative to the Blended Index during the period

↓ Equity selections ― especially allocations to Calvert Equity Fund and Calvert Emerging Markets Advancement Fund ― hurt returns relative to the Blended Index

↓ Within the equity market, allocations to small-cap and mid-cap stocks detracted from performance relative to the Blended Index during the period

↓ An underweight position in investment-grade bonds and the Fund’s underweight duration detracted from returns relative to the Blended Index during the period

↑ Fund management’s selections ― especially in fixed-income assets ― were the largest contributor to returns relative to the Blended Index during the period

↑ Fund management’s selection of Calvert Bond Fund was particularly helpful to returns relative to the Blended Index during the period

↑ An overweight position in high yield corporate bonds and bank loans aided returns relative to the Blended Index during the period

↑ The Fund’s use of derivatives contributed to performance relative to the Blended Index during the period

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class C	Russell 3000® Index	Moderate Allocation Blended Benchmark
9/14	$10,000	$10,000	$10,000
10/14	$10,240	$10,275	$10,135
11/14	$10,391	$10,524	$10,282
12/14	$10,312	$10,524	$10,218
1/15	$10,230	$10,231	$10,161
2/15	$10,665	$10,824	$10,501
3/15	$10,610	$10,713	$10,438
4/15	$10,682	$10,762	$10,554
5/15	$10,731	$10,911	$10,584
6/15	$10,599	$10,728	$10,406
7/15	$10,687	$10,908	$10,499
8/15	$10,197	$10,249	$10,054
9/15	$10,009	$9,951	$9,858
10/15	$10,450	$10,736	$10,351
11/15	$10,406	$10,796	$10,329
12/15	$10,199	$10,574	$10,188
1/16	$9,815	$9,978	$9,837
2/16	$9,759	$9,975	$9,842
3/16	$10,242	$10,677	$10,347
4/16	$10,292	$10,743	$10,445
5/16	$10,379	$10,935	$10,497
6/16	$10,292	$10,958	$10,537
7/16	$10,584	$11,393	$10,854
8/16	$10,622	$11,422	$10,873
9/16	$10,646	$11,440	$10,909
10/16	$10,503	$11,192	$10,739
11/16	$10,665	$11,693	$10,815
12/16	$10,803	$11,921	$10,969
1/17	$10,946	$12,145	$11,148
2/17	$11,160	$12,597	$11,400
3/17	$11,238	$12,606	$11,457
4/17	$11,387	$12,739	$11,595
5/17	$11,543	$12,870	$11,753
6/17	$11,589	$12,986	$11,804
7/17	$11,751	$13,231	$12,009
8/17	$11,771	$13,256	$12,071
9/17	$11,926	$13,579	$12,229
10/17	$12,063	$13,876	$12,398
11/17	$12,244	$14,297	$12,584
12/17	$12,343	$14,440	$12,720
1/18	$12,749	$15,201	$13,110
2/18	$12,411	$14,641	$12,728
3/18	$12,316	$14,347	$12,599
4/18	$12,275	$14,402	$12,627
5/18	$12,363	$14,808	$12,765
6/18	$12,310	$14,905	$12,746
7/18	$12,560	$15,400	$12,992
8/18	$12,763	$15,940	$13,177
9/18	$12,741	$15,967	$13,163
10/18	$12,079	$14,791	$12,470
11/18	$12,261	$15,087	$12,630
12/18	$11,616	$13,683	$12,064
1/19	$12,307	$14,858	$12,759
2/19	$12,592	$15,380	$13,008
3/19	$12,720	$15,605	$13,195
4/19	$13,041	$16,228	$13,501
5/19	$12,592	$15,178	$13,048
6/19	$13,137	$16,244	$13,669
7/19	$13,201	$16,485	$13,740
8/19	$13,080	$16,149	$13,655
9/19	$13,211	$16,433	$13,807
10/19	$13,410	$16,786	$14,053
11/19	$13,689	$17,424	$14,319
12/19	$13,971	$17,928	$14,628
1/20	$13,941	$17,908	$14,639
2/20	$13,312	$16,442	$13,955
3/20	$11,927	$14,181	$12,641
4/20	$12,852	$16,059	$13,679
5/20	$13,363	$16,918	$14,130
6/20	$13,630	$17,304	$14,430
7/20	$14,148	$18,287	$15,005
8/20	$14,667	$19,612	$15,589
9/20	$14,482	$18,898	$15,259
10/20	$14,341	$18,490	$15,019
11/20	$15,444	$20,739	$16,298
12/20	$15,976	$21,672	$16,819
1/21	$15,922	$21,576	$16,749
2/21	$16,168	$22,250	$16,974
3/21	$16,407	$23,048	$17,220
4/21	$16,876	$24,236	$17,776
5/21	$17,037	$24,346	$17,940
6/21	$17,099	$24,947	$18,160
7/21	$17,268	$25,369	$18,322
8/21	$17,530	$26,092	$18,617
9/21	$17,030	$24,921	$18,066
10/21	$17,537	$26,607	$18,696
11/21	$17,230	$26,202	$18,417
12/21	$17,660	$27,234	$18,879
1/22	$16,950	$25,631	$18,084
2/22	$16,636	$24,986	$17,740
3/22	$16,531	$25,796	$17,837
4/22	$15,604	$23,481	$16,654
5/22	$15,563	$23,450	$16,698
6/22	$14,646	$21,488	$15,679
7/22	$15,485	$23,504	$16,592
8/22	$14,953	$22,627	$16,046
9/22	$13,880	$20,528	$14,808
10/22	$14,380	$22,212	$15,377
11/22	$15,236	$23,371	$16,289
12/22	$14,786	$22,003	$15,814
1/23	$15,644	$23,518	$16,727
2/23	$15,252	$22,968	$16,287
3/23	$15,459	$23,583	$16,697
4/23	$15,557	$23,834	$16,869
5/23	$15,320	$23,927	$16,716
6/23	$15,832	$25,560	$17,354
7/23	$16,152	$26,477	$17,776
8/23	$15,767	$25,966	$17,429
9/23	$15,113	$24,729	$16,788
10/23	$14,652	$24,073	$16,349
11/23	$15,763	$26,318	$17,592
12/23	$16,567	$27,714	$18,431
1/24	$16,506	$28,021	$18,465
2/24	$16,889	$29,538	$18,909
3/24	$17,289	$30,491	$19,361
4/24	$16,723	$29,149	$18,739
5/24	$17,220	$30,526	$19,359
6/24	$17,400	$31,471	$19,684
7/24	$17,854	$32,056	$20,109
8/24	$18,221	$32,754	$20,516
9/24	$18,791	$33,432	$20,915

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class C	22.47%	6.97%	6.51%
Class C with 1% Maximum Deferred Sales Charge	21.47%	6.97%	6.51%
Russell 3000® Index	35.19%	15.25%	12.82%
Moderate Allocation Blended BenchmarkFootnote Reference1	24.59%	8.65%	7.65%
Footnote	Description
Footnote[1]	Benchmark is an internally constructed benchmark which is comprised of a blend of 45% Russell 3000® Index, 20% MSCI ACWI ex USA Investable Market Index and 35% Bloomberg U.S. Aggregate Bond Index, and is rebalanced monthly.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$402,405,880
# of Portfolio Holdings	22
Portfolio Turnover Rate	19%
Total Advisory Fees PaidFootnote Reference*	$0
Footnote	Description
Footnote*	Fund does not pay an advisory fee directly; the underlying funds in which the Fund invests do.

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
Short-Term Investments	0.2%
International and Global Equity Funds	20.8%
Income Funds	33.7%
Domestic Equity Funds	45.3%

Top Ten Holdings (% of total investments)Footnote Referencea

Calvert US Large-Cap Core Responsible Index Fund, Class R6	14.3%
Calvert Bond Fund, Class R6	9.0%
Calvert US Large-Cap Growth Responsible Index Fund, Class R6	7.3%
Calvert US Large-Cap Value Responsible Index Fund, Class R6	7.2%
Calvert Ultra-Short Duration Income Fund, Class R6	6.5%
Calvert International Equity Fund, Class R6	6.2%
Calvert Focused Value Fund, Class R6	5.4%
Calvert International Responsible Index Fund, Class R6	5.1%
Calvert Equity Fund, Class R6	5.0%
Calvert Core Bond Fund, Class I	4.1%
Total	70.1%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2024

CMACX-TSR-AR

Calvert Moderate Allocation Fund

Class I CLAIX

Annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about the Calvert Moderate Allocation Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$18	0.16%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Moderate Allocation Blended Benchmark (the Blended Index):

↓ The Fund’s larger-than-Blended Index allocation to equity assets detracted from performance relative to the Blended Index during the period

↓ Equity selections ― especially allocations to Calvert Equity Fund and Calvert Emerging Markets Advancement Fund ― hurt returns relative to the Blended Index

↓ Within the equity market, allocations to small-cap and mid-cap stocks detracted from performance relative to the Blended Index during the period

↓ An underweight position in investment-grade bonds and the Fund’s underweight duration detracted from returns relative to the Blended Index during the period

↑ Fund management’s selections ― especially in fixed-income assets ― were the largest contributor to returns relative to the Blended Index during the period

↑ Fund management’s selection of Calvert Bond Fund was particularly helpful to returns relative to the Blended Index during the period

↑ An overweight position in high yield corporate bonds and bank loans aided returns relative to the Blended Index during the period

↑ The Fund’s use of derivatives contributed to performance relative to the Blended Index during the period

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	Russell 3000® Index	Moderate Allocation Blended Benchmark
9/14	$1,000,000	$1,000,000	$1,000,000
10/14	$1,024,241	$1,027,513	$1,013,492
11/14	$1,039,905	$1,052,414	$1,028,233
12/14	$1,032,868	$1,052,402	$1,021,764
1/15	$1,025,387	$1,023,112	$1,016,106
2/15	$1,069,727	$1,082,351	$1,050,131
3/15	$1,064,700	$1,071,348	$1,043,783
4/15	$1,072,186	$1,076,194	$1,055,391
5/15	$1,078,062	$1,091,079	$1,058,355
6/15	$1,065,505	$1,072,825	$1,040,609
7/15	$1,075,137	$1,090,768	$1,049,939
8/15	$1,026,973	$1,024,919	$1,005,412
9/15	$1,008,562	$995,053	$985,764
10/15	$1,053,538	$1,073,648	$1,035,131
11/15	$1,049,255	$1,079,600	$1,032,855
12/15	$1,029,213	$1,057,440	$1,018,812
1/16	$991,359	$997,774	$983,746
2/16	$986,551	$997,453	$984,194
3/16	$1,035,746	$1,067,679	$1,034,689
4/16	$1,041,781	$1,074,296	$1,044,457
5/16	$1,050,827	$1,093,516	$1,049,729
6/16	$1,043,225	$1,095,764	$1,053,673
7/16	$1,074,093	$1,139,252	$1,085,427
8/16	$1,078,328	$1,142,158	$1,087,345
9/16	$1,082,266	$1,143,953	$1,090,948
10/16	$1,068,313	$1,119,203	$1,073,901
11/16	$1,085,902	$1,169,290	$1,081,472
12/16	$1,101,078	$1,192,107	$1,096,904
1/17	$1,116,902	$1,214,544	$1,114,808
2/17	$1,139,055	$1,259,715	$1,139,965
3/17	$1,149,177	$1,260,572	$1,145,737
4/17	$1,164,997	$1,273,934	$1,159,476
5/17	$1,182,096	$1,286,971	$1,175,291
6/17	$1,187,797	$1,298,586	$1,180,416
7/17	$1,205,528	$1,323,070	$1,200,860
8/17	$1,208,693	$1,325,620	$1,207,119
9/17	$1,225,778	$1,357,949	$1,222,936
10/17	$1,240,976	$1,387,582	$1,239,790
11/17	$1,260,594	$1,429,716	$1,258,427
12/17	$1,271,654	$1,444,006	$1,272,036
1/18	$1,314,850	$1,520,120	$1,311,011
2/18	$1,281,640	$1,464,089	$1,272,846
3/18	$1,272,812	$1,434,699	$1,259,947
4/18	$1,269,478	$1,440,152	$1,262,685
5/18	$1,280,119	$1,480,808	$1,276,520
6/18	$1,276,001	$1,490,492	$1,274,619
7/18	$1,302,689	$1,539,955	$1,299,240
8/18	$1,324,725	$1,594,035	$1,317,668
9/18	$1,324,369	$1,596,674	$1,316,251
10/18	$1,256,120	$1,479,106	$1,247,000
11/18	$1,276,209	$1,508,731	$1,262,968
12/18	$1,210,070	$1,368,314	$1,206,445
1/19	$1,283,407	$1,485,762	$1,275,850
2/19	$1,313,728	$1,538,015	$1,300,819
3/19	$1,328,435	$1,560,473	$1,319,502
4/19	$1,363,754	$1,622,785	$1,350,149
5/19	$1,317,106	$1,517,772	$1,304,803
6/19	$1,375,807	$1,624,375	$1,366,925
7/19	$1,383,608	$1,648,522	$1,374,009
8/19	$1,372,281	$1,614,916	$1,365,455
9/19	$1,386,503	$1,643,259	$1,380,670
10/19	$1,408,540	$1,678,633	$1,405,339
11/19	$1,439,097	$1,742,441	$1,431,904
12/19	$1,469,862	$1,792,752	$1,462,792
1/20	$1,468,392	$1,790,794	$1,463,895
2/20	$1,402,713	$1,644,176	$1,395,536
3/20	$1,257,883	$1,418,072	$1,264,126
4/20	$1,356,977	$1,605,882	$1,367,931
5/20	$1,411,702	$1,691,762	$1,413,020
6/20	$1,441,276	$1,730,439	$1,442,981
7/20	$1,497,551	$1,828,699	$1,500,465
8/20	$1,553,098	$1,961,178	$1,558,876
9/20	$1,535,019	$1,889,770	$1,525,854
10/20	$1,521,661	$1,848,982	$1,501,888
11/20	$1,640,409	$2,073,917	$1,629,822
12/20	$1,697,784	$2,167,218	$1,681,917
1/21	$1,693,160	$2,157,579	$1,674,882
2/21	$1,720,926	$2,225,019	$1,697,351
3/21	$1,748,533	$2,304,770	$1,721,955
4/21	$1,800,296	$2,423,579	$1,777,576
5/21	$1,818,820	$2,434,642	$1,793,981
6/21	$1,826,766	$2,494,678	$1,815,991
7/21	$1,846,123	$2,536,865	$1,832,208
8/21	$1,875,537	$2,609,210	$1,861,684
9/21	$1,823,530	$2,492,141	$1,806,621
10/21	$1,879,352	$2,660,670	$1,869,613
11/21	$1,848,340	$2,620,172	$1,841,662
12/21	$1,896,246	$2,723,350	$1,887,920
1/22	$1,820,689	$2,563,119	$1,808,381
2/22	$1,788,191	$2,498,556	$1,774,014
3/22	$1,778,908	$2,579,600	$1,783,656
4/22	$1,680,442	$2,348,101	$1,665,445
5/22	$1,678,000	$2,344,952	$1,669,809
6/22	$1,580,436	$2,148,777	$1,567,874
7/22	$1,672,635	$2,350,370	$1,659,249
8/22	$1,616,337	$2,262,656	$1,604,583
9/22	$1,500,983	$2,052,842	$1,480,811
10/22	$1,556,665	$2,221,188	$1,537,703
11/22	$1,650,835	$2,337,125	$1,628,937
12/22	$1,603,276	$2,200,278	$1,581,424
1/23	$1,697,830	$2,351,818	$1,672,713
2/23	$1,656,359	$2,296,849	$1,628,684
3/23	$1,680,657	$2,358,265	$1,669,711
4/23	$1,693,156	$2,383,391	$1,686,940
5/23	$1,668,158	$2,392,664	$1,671,596
6/23	$1,725,239	$2,556,048	$1,735,390
7/23	$1,762,071	$2,647,674	$1,777,553
8/23	$1,721,054	$2,596,564	$1,742,929
9/23	$1,651,761	$2,472,879	$1,678,764
10/23	$1,602,116	$2,407,326	$1,634,932
11/23	$1,724,967	$2,631,805	$1,759,185
12/23	$1,813,832	$2,771,401	$1,843,061
1/24	$1,809,393	$2,802,116	$1,846,451
2/24	$1,852,896	$2,953,796	$1,890,870
3/24	$1,898,095	$3,049,077	$1,936,111
4/24	$1,837,499	$2,914,913	$1,873,887
5/24	$1,893,640	$3,052,634	$1,935,902
6/24	$1,914,978	$3,147,135	$1,968,390
7/24	$1,966,903	$3,205,637	$2,010,883
8/24	$2,008,981	$3,275,420	$2,051,578
9/24	$2,042,578	$3,343,175	$2,091,520

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class I	23.65%	8.05%	7.40%
Russell 3000® Index	35.19%	15.25%	12.82%
Moderate Allocation Blended BenchmarkFootnote Reference2	24.59%	8.65%	7.65%
Footnote	Description
Footnote[1]	Class I performance prior to 5/20/16 is linked to Class A. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the Financial Highlights included in the financial statements is not linked.
Footnote[2]	Benchmark is an internally constructed benchmark which is comprised of a blend of 45% Russell 3000® Index, 20% MSCI ACWI ex USA Investable Market Index and 35% Bloomberg U.S. Aggregate Bond Index, and is rebalanced monthly.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$402,405,880
# of Portfolio Holdings	22
Portfolio Turnover Rate	19%
Total Advisory Fees PaidFootnote Reference*	$0
Footnote	Description
Footnote*	Fund does not pay an advisory fee directly; the underlying funds in which the Fund invests do.

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
Short-Term Investments	0.2%
International and Global Equity Funds	20.8%
Income Funds	33.7%
Domestic Equity Funds	45.3%

Top Ten Holdings (% of total investments)Footnote Referencea

Calvert US Large-Cap Core Responsible Index Fund, Class R6	14.3%
Calvert Bond Fund, Class R6	9.0%
Calvert US Large-Cap Growth Responsible Index Fund, Class R6	7.3%
Calvert US Large-Cap Value Responsible Index Fund, Class R6	7.2%
Calvert Ultra-Short Duration Income Fund, Class R6	6.5%
Calvert International Equity Fund, Class R6	6.2%
Calvert Focused Value Fund, Class R6	5.4%
Calvert International Responsible Index Fund, Class R6	5.1%
Calvert Equity Fund, Class R6	5.0%
Calvert Core Bond Fund, Class I	4.1%
Total	70.1%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2024

CLAIX-TSR-AR

Calvert Moderate Allocation Fund

Class R6 CAMRX

Annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about the Calvert Moderate Allocation Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$12	0.11%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Moderate Allocation Blended Benchmark (the Blended Index):

↓ The Fund’s larger-than-Blended Index allocation to equity assets detracted from performance relative to the Blended Index during the period

↓ Equity selections ― especially allocations to Calvert Equity Fund and Calvert Emerging Markets Advancement Fund ― hurt returns relative to the Blended Index

↓ Within the equity market, allocations to small-cap and mid-cap stocks detracted from performance relative to the Blended Index during the period

↓ An underweight position in investment-grade bonds and the Fund’s underweight duration detracted from returns relative to the Blended Index during the period

↑ Fund management’s selections ― especially in fixed-income assets ― were the largest contributor to returns relative to the Blended Index during the period

↑ Fund management’s selection of Calvert Bond Fund was particularly helpful to returns relative to the Blended Index during the period

↑ An overweight position in high yield corporate bonds and bank loans aided returns relative to the Blended Index during the period

↑ The Fund’s use of derivatives contributed to performance relative to the Blended Index during the period

Fund Performance

Comparison of the change in value of a $5,000,000 investment for the period indicated.

	Class R6	Russell 3000® Index	Moderate Allocation Blended Benchmark
9/14	$5,000,000	$5,000,000	$5,000,000
10/14	$5,121,212	$5,137,566	$5,067,459
11/14	$5,199,495	$5,262,069	$5,141,167
12/14	$5,164,320	$5,262,010	$5,108,822
1/15	$5,126,917	$5,115,560	$5,080,532
2/15	$5,348,665	$5,411,756	$5,250,655
3/15	$5,323,496	$5,356,740	$5,218,913
4/15	$5,360,929	$5,380,970	$5,276,954
5/15	$5,390,340	$5,455,396	$5,291,776
6/15	$5,327,595	$5,364,125	$5,203,045
7/15	$5,375,760	$5,453,842	$5,249,697
8/15	$5,134,934	$5,124,596	$5,027,060
9/15	$5,042,949	$4,975,266	$4,928,821
10/15	$5,267,794	$5,368,239	$5,175,653
11/15	$5,246,380	$5,397,998	$5,164,274
12/15	$5,146,221	$5,287,202	$5,094,060
1/16	$4,956,955	$4,988,870	$4,918,732
2/16	$4,932,921	$4,987,263	$4,920,972
3/16	$5,178,932	$5,338,397	$5,173,444
4/16	$5,209,112	$5,371,482	$5,222,286
5/16	$5,254,382	$5,467,580	$5,248,647
6/16	$5,216,394	$5,478,822	$5,268,367
7/16	$5,370,708	$5,696,260	$5,427,134
8/16	$5,391,888	$5,710,790	$5,436,727
9/16	$5,411,527	$5,719,767	$5,454,739
10/16	$5,341,798	$5,596,017	$5,369,505
11/16	$5,429,717	$5,846,451	$5,407,362
12/16	$5,505,551	$5,960,533	$5,484,521
1/17	$5,584,700	$6,072,722	$5,574,038
2/17	$5,695,507	$6,298,576	$5,699,823
3/17	$5,746,162	$6,302,861	$5,728,683
4/17	$5,825,310	$6,369,670	$5,797,378
5/17	$5,910,790	$6,434,857	$5,876,454
6/17	$5,939,284	$6,492,928	$5,902,080
7/17	$6,027,930	$6,615,352	$6,004,298
8/17	$6,043,759	$6,628,098	$6,035,594
9/17	$6,129,239	$6,789,743	$6,114,682
10/17	$6,205,222	$6,937,910	$6,198,949
11/17	$6,303,366	$7,148,580	$6,292,136
12/17	$6,358,676	$7,220,030	$6,360,181
1/18	$6,574,619	$7,600,601	$6,555,054
2/18	$6,408,509	$7,320,446	$6,364,229
3/18	$6,364,354	$7,173,495	$6,299,734
4/18	$6,347,711	$7,200,759	$6,313,424
5/18	$6,400,969	$7,404,039	$6,382,602
6/18	$6,380,399	$7,452,460	$6,373,094
7/18	$6,513,880	$7,699,777	$6,496,202
8/18	$6,624,002	$7,970,176	$6,588,342
9/18	$6,622,233	$7,983,369	$6,581,255
10/18	$6,280,916	$7,395,532	$6,235,000
11/18	$6,381,303	$7,543,654	$6,314,840
12/18	$6,050,537	$6,841,571	$6,032,225
1/19	$6,417,236	$7,428,810	$6,379,251
2/19	$6,568,853	$7,690,075	$6,504,093
3/19	$6,642,428	$7,802,364	$6,597,508
4/19	$6,819,088	$8,113,927	$6,750,745
5/19	$6,585,896	$7,588,860	$6,524,014
6/19	$6,879,422	$8,121,876	$6,834,624
7/19	$6,918,409	$8,242,608	$6,870,046
8/19	$6,861,701	$8,074,580	$6,827,276
9/19	$6,932,790	$8,216,296	$6,903,348
10/19	$7,042,947	$8,393,167	$7,026,696
11/19	$7,195,745	$8,712,206	$7,159,519
12/19	$7,349,534	$8,963,761	$7,313,960
1/20	$7,342,155	$8,953,970	$7,319,476
2/20	$7,013,787	$8,220,879	$6,977,679
3/20	$6,289,613	$7,090,362	$6,320,629
4/20	$6,785,091	$8,029,411	$6,839,653
5/20	$7,058,713	$8,458,811	$7,065,101
6/20	$7,206,585	$8,652,195	$7,214,905
7/20	$7,488,035	$9,143,496	$7,502,324
8/20	$7,765,781	$9,805,891	$7,794,381
9/20	$7,675,351	$9,448,848	$7,629,271
10/20	$7,608,544	$9,244,912	$7,509,440
11/20	$8,202,382	$10,369,585	$8,149,108
12/20	$8,489,356	$10,836,092	$8,409,584
1/21	$8,466,214	$10,787,894	$8,374,408
2/21	$8,605,067	$11,125,094	$8,486,755
3/21	$8,743,092	$11,523,849	$8,609,775
4/21	$9,001,946	$12,117,894	$8,887,878
5/21	$9,094,670	$12,173,212	$8,969,907
6/21	$9,134,481	$12,473,390	$9,079,953
7/21	$9,231,245	$12,684,323	$9,161,039
8/21	$9,378,326	$13,046,052	$9,308,421
9/21	$9,118,272	$12,460,703	$9,033,103
10/21	$9,397,403	$13,303,352	$9,348,063
11/21	$9,242,330	$13,100,858	$9,208,309
12/21	$9,481,879	$13,616,752	$9,439,599
1/22	$9,104,066	$12,815,595	$9,041,904
2/22	$8,941,566	$12,492,779	$8,870,068
3/22	$8,895,677	$12,897,998	$8,918,282
4/22	$8,403,281	$11,740,502	$8,327,225
5/22	$8,391,073	$11,724,761	$8,349,044
6/22	$7,904,458	$10,743,883	$7,839,370
7/22	$8,365,585	$11,751,852	$8,296,245
8/22	$8,079,931	$11,313,282	$8,022,915
9/22	$7,508,158	$10,264,211	$7,404,056
10/22	$7,782,597	$11,105,938	$7,688,517
11/22	$8,257,745	$11,685,626	$8,144,685
12/22	$8,020,959	$11,001,392	$7,907,118
1/23	$8,494,000	$11,759,088	$8,363,563
2/23	$8,282,377	$11,484,246	$8,143,419
3/23	$8,404,987	$11,791,325	$8,348,557
4/23	$8,467,524	$11,916,954	$8,434,698
5/23	$8,346,619	$11,963,320	$8,357,982
6/23	$8,629,189	$12,780,241	$8,676,951
7/23	$8,813,502	$13,238,371	$8,887,765
8/23	$8,608,244	$12,982,821	$8,714,646
9/23	$8,262,964	$12,364,394	$8,393,818
10/23	$8,014,486	$12,036,630	$8,174,662
11/23	$8,629,365	$13,159,025	$8,795,927
12/23	$9,075,568	$13,857,005	$9,215,307
1/24	$9,053,346	$14,010,578	$9,232,257
2/24	$9,271,124	$14,768,978	$9,454,351
3/24	$9,498,776	$15,245,387	$9,680,556
4/24	$9,195,387	$14,574,564	$9,369,437
5/24	$9,476,468	$15,263,169	$9,679,510
6/24	$9,584,529	$15,735,677	$9,841,949
7/24	$9,844,539	$16,028,187	$10,054,416
8/24	$10,055,237	$16,377,100	$10,257,888
9/24	$10,219,659	$16,715,874	$10,457,601

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class R6	23.68%	8.06%	7.40%
Russell 3000® Index	35.19%	15.25%	12.82%
Moderate Allocation Blended BenchmarkFootnote Reference2	24.59%	8.65%	7.65%
Footnote	Description
Footnote[1]	Class R6 performance prior to 2/1/22 is linked to Class I. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the Financial Highlights included in the financial statements is not linked.
Footnote[2]	Benchmark is an internally constructed benchmark which is comprised of a blend of 45% Russell 3000® Index, 20% MSCI ACWI ex USA Investable Market Index and 35% Bloomberg U.S. Aggregate Bond Index, and is rebalanced monthly.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$402,405,880
# of Portfolio Holdings	22
Portfolio Turnover Rate	19%
Total Advisory Fees PaidFootnote Reference*	$0
Footnote	Description
Footnote*	Fund does not pay an advisory fee directly; the underlying funds in which the Fund invests do.

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
Short-Term Investments	0.2%
International and Global Equity Funds	20.8%
Income Funds	33.7%
Domestic Equity Funds	45.3%

Top Ten Holdings (% of total investments)Footnote Referencea

Calvert US Large-Cap Core Responsible Index Fund, Class R6	14.3%
Calvert Bond Fund, Class R6	9.0%
Calvert US Large-Cap Growth Responsible Index Fund, Class R6	7.3%
Calvert US Large-Cap Value Responsible Index Fund, Class R6	7.2%
Calvert Ultra-Short Duration Income Fund, Class R6	6.5%
Calvert International Equity Fund, Class R6	6.2%
Calvert Focused Value Fund, Class R6	5.4%
Calvert International Responsible Index Fund, Class R6	5.1%
Calvert Equity Fund, Class R6	5.0%
Calvert Core Bond Fund, Class I	4.1%
Total	70.1%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2024

CAMRX-TSR-AR

Calvert Focused Value Fund

Class A CRFAX

Annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about the Calvert Focused Value Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$111	0.99%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Russell 1000® Value Index (the Index):

↓ Humana, Inc., a health insurance company, detracted from returns after Medicare and Medicaid set fees lower than expected. The stock was sold by period-end

↓ Dollar Tree, Inc. hurt returns as its earnings and revenue projections fell due to competitive and inflationary pressures. The stock was sold by period-end

↓ A position in human resources consultant Robert Half, Inc. hampered Fund returns as cooling job market growth slowed its revenues and profits during the period

↓ FMC Corp., a chemical manufacturer, detracted from returns as sales ― particularly in Latin America ― declined, in part, as a result of a drought in Brazil

↑ Westinghouse Air Brake Technologies Corp., a maker of locomotives and train cars, contributed to returns on solid demand in the freight and transit sectors

↑ Micron Technology, Inc., a semiconductor maker, helped Index-relative performance as demand for memory chips rose alongside the burgeoning AI market

↑ Zebra Technologies Corp., a computer technology company, aided returns as demand for its scanning and tracking devices rose. The stock was sold by period-end

↑ NextEra Energy, Inc., an energy business focused on wind, solar and other green sources, contributed to returns on growing demand for clean energy solutions

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	Russell 3000® Index	Russell 1000® Value Index
4/22	$9,475	$10,000	$10,000
5/22	$9,608	$9,090	$9,619
6/22	$8,925	$8,330	$8,779
7/22	$9,551	$9,111	$9,361
8/22	$9,276	$8,771	$9,082
9/22	$8,575	$7,958	$8,286
10/22	$9,267	$8,611	$9,135
11/22	$9,835	$9,060	$9,706
12/22	$9,334	$8,530	$9,315
1/23	$9,893	$9,117	$9,798
2/23	$9,542	$8,904	$9,452
3/23	$9,324	$9,142	$9,409
4/23	$9,514	$9,239	$9,550
5/23	$9,277	$9,275	$9,182
6/23	$9,761	$9,909	$9,792
7/23	$10,102	$10,264	$10,136
8/23	$9,704	$10,066	$9,863
9/23	$9,248	$9,586	$9,482
10/23	$8,793	$9,332	$9,148
11/23	$9,476	$10,202	$9,838
12/23	$10,139	$10,744	$10,383
1/24	$9,842	$10,863	$10,393
2/24	$10,359	$11,451	$10,777
3/24	$10,885	$11,820	$11,316
4/24	$10,694	$11,300	$10,832
5/24	$11,028	$11,834	$11,176
6/24	$10,847	$12,200	$11,071
7/24	$11,267	$12,427	$11,636
8/24	$11,296	$12,697	$11,949
9/24	$11,588	$14,238	$12,839

Average Annual Total Returns (%)

Fund	1 Year	Since 4/29/22 (Inception)
Class A	25.24%	8.64%
Class A with 5.25% Maximum Sales Charge	18.67%	6.27%
Russell 3000®IndexFootnote Reference1	35.19%	15.69%
Russell 1000® Value Index	27.76%	10.86%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$62,109,068
# of Portfolio Holdings	36
Portfolio Turnover Rate	107%
Total Advisory Fees Paid	$208,523

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Sector Allocation (% of total investments)

Financials 18.0%
Health Care 17.8%
Industrials 14.9%
Information Technology 9.3%
Real Estate 7.0%
Materials 6.9%
Consumer Staples 6.9%
Utilities 6.6%
Consumer Discretionary 5.7%
Communication Services 5.4%
Short-Term Investments 1.5%

Value	Value
Short-Term Investments	1.5%
Communication Services	5.4%
Consumer Discretionary	5.7%
Utilities	6.6%
Consumer Staples	6.9%
Materials	6.9%
Real Estate	7.0%
Information Technology	9.3%
Industrials	14.9%
Health Care	17.8%
Financials	18.0%

Top Ten Holdings (% of total investments)Footnote Referencea

NextEra Energy, Inc.	3.9%
AbbVie, Inc.	3.8%
Reinsurance Group of America, Inc.	3.7%
Thermo Fisher Scientific, Inc.	3.6%
Charles Schwab Corp.	3.5%
Micron Technology, Inc.	3.4%
Cisco Systems, Inc.	3.3%
Johnson Controls International PLC	3.2%
Robert Half, Inc.	3.2%
Westinghouse Air Brake Technologies Corp.	3.2%
Total	34.8%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2024

CRFAX-TSR-AR

Calvert Focused Value Fund

Class C CRFCX

Annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about the Calvert Focused Value Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$195	1.74%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Russell 1000® Value Index (the Index):

↓ Humana, Inc., a health insurance company, detracted from returns after Medicare and Medicaid set fees lower than expected. The stock was sold by period-end

↓ Dollar Tree, Inc. hurt returns as its earnings and revenue projections fell due to competitive and inflationary pressures. The stock was sold by period-end

↓ A position in human resources consultant Robert Half, Inc. hampered Fund returns as cooling job market growth slowed its revenues and profits during the period

↓ FMC Corp., a chemical manufacturer, detracted from returns as sales ― particularly in Latin America ― declined, in part, as a result of a drought in Brazil

↑ Westinghouse Air Brake Technologies Corp., a maker of locomotives and train cars, contributed to returns on solid demand in the freight and transit sectors

↑ Micron Technology, Inc., a semiconductor maker, helped Index-relative performance as demand for memory chips rose alongside the burgeoning AI market

↑ Zebra Technologies Corp., a computer technology company, aided returns as demand for its scanning and tracking devices rose. The stock was sold by period-end

↑ NextEra Energy, Inc., an energy business focused on wind, solar and other green sources, contributed to returns on growing demand for clean energy solutions

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class C	Russell 3000® Index	Russell 1000® Value Index
4/22	$10,000	$10,000	$10,000
5/22	$10,130	$9,090	$9,619
6/22	$9,410	$8,330	$8,779
7/22	$10,060	$9,111	$9,361
8/22	$9,760	$8,771	$9,082
9/22	$9,020	$7,958	$8,286
10/22	$9,740	$8,611	$9,135
11/22	$10,330	$9,060	$9,706
12/22	$9,800	$8,530	$9,315
1/23	$10,380	$9,117	$9,798
2/23	$10,000	$8,904	$9,452
3/23	$9,770	$9,142	$9,409
4/23	$9,960	$9,239	$9,550
5/23	$9,700	$9,275	$9,182
6/23	$10,210	$9,909	$9,792
7/23	$10,560	$10,264	$10,136
8/23	$10,140	$10,066	$9,863
9/23	$9,660	$9,586	$9,482
10/23	$9,170	$9,332	$9,148
11/23	$9,880	$10,202	$9,838
12/23	$10,567	$10,744	$10,383
1/24	$10,256	$10,863	$10,393
2/24	$10,778	$11,451	$10,777
3/24	$11,319	$11,820	$11,316
4/24	$11,108	$11,300	$10,832
5/24	$11,459	$11,834	$11,176
6/24	$11,259	$12,200	$11,071
7/24	$11,690	$12,427	$11,636
8/24	$11,710	$12,697	$11,949
9/24	$12,011	$14,238	$12,839

Average Annual Total Returns (%)

Fund	1 Year	Since 4/29/22 (Inception)
Class C	24.34%	7.85%
Class C with 1% Maximum Deferred Sales Charge	23.34%	7.85%
Russell 3000®IndexFootnote Reference1	35.19%	15.69%
Russell 1000® Value Index	27.76%	10.86%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$62,109,068
# of Portfolio Holdings	36
Portfolio Turnover Rate	107%
Total Advisory Fees Paid	$208,523

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Sector Allocation (% of total investments)

Value	Value
Short-Term Investments	1.5%
Communication Services	5.4%
Consumer Discretionary	5.7%
Utilities	6.6%
Consumer Staples	6.9%
Materials	6.9%
Real Estate	7.0%
Information Technology	9.3%
Industrials	14.9%
Health Care	17.8%
Financials	18.0%

Top Ten Holdings (% of total investments)Footnote Referencea

NextEra Energy, Inc.	3.9%
AbbVie, Inc.	3.8%
Reinsurance Group of America, Inc.	3.7%
Thermo Fisher Scientific, Inc.	3.6%
Charles Schwab Corp.	3.5%
Micron Technology, Inc.	3.4%
Cisco Systems, Inc.	3.3%
Johnson Controls International PLC	3.2%
Robert Half, Inc.	3.2%
Westinghouse Air Brake Technologies Corp.	3.2%
Total	34.8%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2024

CRFCX-TSR-AR

Calvert Focused Value Fund

Class I CRFIX

Annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about the Calvert Focused Value Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$83	0.74%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Russell 1000® Value Index (the Index):

↓ Humana, Inc., a health insurance company, detracted from returns after Medicare and Medicaid set fees lower than expected. The stock was sold by period-end

↓ Dollar Tree, Inc. hurt returns as its earnings and revenue projections fell due to competitive and inflationary pressures. The stock was sold by period-end

↓ A position in human resources consultant Robert Half, Inc. hampered Fund returns as cooling job market growth slowed its revenues and profits during the period

↓ FMC Corp., a chemical manufacturer, detracted from returns as sales ― particularly in Latin America ― declined, in part, as a result of a drought in Brazil

↑ Westinghouse Air Brake Technologies Corp., a maker of locomotives and train cars, contributed to returns on solid demand in the freight and transit sectors

↑ Micron Technology, Inc., a semiconductor maker, helped Index-relative performance as demand for memory chips rose alongside the burgeoning AI market

↑ Zebra Technologies Corp., a computer technology company, aided returns as demand for its scanning and tracking devices rose. The stock was sold by period-end

↑ NextEra Energy, Inc., an energy business focused on wind, solar and other green sources, contributed to returns on growing demand for clean energy solutions

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	Russell 3000® Index	Russell 1000® Value Index
4/22	$1,000,000	$1,000,000	$1,000,000
6/22	$942,000	$832,988	$877,893
9/22	$905,000	$795,799	$828,578
12/22	$986,653	$852,953	$931,493
3/23	$985,652	$914,198	$940,864
6/23	$1,032,731	$990,870	$979,200
9/23	$979,642	$958,629	$948,210
12/23	$1,073,723	$1,074,353	$1,038,267
3/24	$1,153,670	$1,181,996	$1,131,561
6/24	$1,149,622	$1,220,009	$1,107,052
9/24	$1,229,570	$1,423,778	$1,283,860

Average Annual Total Returns (%)

Fund	1 Year	Since 4/29/22 (Inception)
Class I	25.51%	8.90%
Russell 3000®IndexFootnote Reference1	35.19%	15.69%
Russell 1000® Value Index	27.76%	10.86%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$62,109,068
# of Portfolio Holdings	36
Portfolio Turnover Rate	107%
Total Advisory Fees Paid	$208,523

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Sector Allocation (% of total investments)

Value	Value
Short-Term Investments	1.5%
Communication Services	5.4%
Consumer Discretionary	5.7%
Utilities	6.6%
Consumer Staples	6.9%
Materials	6.9%
Real Estate	7.0%
Information Technology	9.3%
Industrials	14.9%
Health Care	17.8%
Financials	18.0%

Top Ten Holdings (% of total investments)Footnote Referencea

NextEra Energy, Inc.	3.9%
AbbVie, Inc.	3.8%
Reinsurance Group of America, Inc.	3.7%
Thermo Fisher Scientific, Inc.	3.6%
Charles Schwab Corp.	3.5%
Micron Technology, Inc.	3.4%
Cisco Systems, Inc.	3.3%
Johnson Controls International PLC	3.2%
Robert Half, Inc.	3.2%
Westinghouse Air Brake Technologies Corp.	3.2%
Total	34.8%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2024

CRFIX-TSR-AR

Calvert Focused Value Fund

Class R6 CRFRX

Annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about the Calvert Focused Value Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$83	0.74%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Russell 1000® Value Index (the Index):

↓ Humana, Inc., a health insurance company, detracted from returns after Medicare and Medicaid set fees lower than expected. The stock was sold by period-end

↓ Dollar Tree, Inc. hurt returns as its earnings and revenue projections fell due to competitive and inflationary pressures. The stock was sold by period-end

↓ A position in human resources consultant Robert Half, Inc. hampered Fund returns as cooling job market growth slowed its revenues and profits during the period

↓ FMC Corp., a chemical manufacturer, detracted from returns as sales ― particularly in Latin America ― declined, in part, as a result of a drought in Brazil

↑ Westinghouse Air Brake Technologies Corp., a maker of locomotives and train cars, contributed to returns on solid demand in the freight and transit sectors

↑ Micron Technology, Inc., a semiconductor maker, helped Index-relative performance as demand for memory chips rose alongside the burgeoning AI market

↑ Zebra Technologies Corp., a computer technology company, aided returns as demand for its scanning and tracking devices rose. The stock was sold by period-end

↑ NextEra Energy, Inc., an energy business focused on wind, solar and other green sources, contributed to returns on growing demand for clean energy solutions

Fund Performance

Comparison of the change in value of a $5,000,000 investment for the period indicated.

	Class R6	Russell 3000® Index	Russell 1000® Value Index
4/22	$5,000,000	$5,000,000	$5,000,000
5/22	$5,070,000	$4,545,187	$4,809,697
6/22	$4,710,000	$4,164,942	$4,389,464
7/22	$5,045,000	$4,555,689	$4,680,541
8/22	$4,900,000	$4,385,673	$4,541,082
9/22	$4,525,000	$3,978,994	$4,142,888
10/22	$4,895,000	$4,305,295	$4,567,659
11/22	$5,195,000	$4,530,015	$4,853,099
12/22	$4,931,292	$4,264,767	$4,657,463
1/23	$5,226,969	$4,558,494	$4,898,814
2/23	$5,041,544	$4,451,949	$4,726,087
3/23	$4,926,280	$4,570,990	$4,704,322
4/23	$5,026,510	$4,619,691	$4,775,202
5/23	$4,906,234	$4,637,666	$4,591,032
6/23	$5,161,820	$4,954,351	$4,896,001
7/23	$5,347,244	$5,131,948	$5,068,169
8/23	$5,136,762	$5,032,882	$4,931,346
9/23	$4,896,211	$4,793,145	$4,741,048
10/23	$4,655,661	$4,666,085	$4,573,774
11/23	$5,016,487	$5,101,189	$4,918,865
12/23	$5,367,921	$5,371,766	$5,191,334
1/24	$5,215,999	$5,431,300	$5,196,709
2/24	$5,484,395	$5,725,299	$5,388,414
3/24	$5,762,919	$5,909,982	$5,657,806
4/24	$5,666,702	$5,649,932	$5,416,130
5/24	$5,843,945	$5,916,875	$5,587,821
6/24	$5,747,727	$6,100,046	$5,535,259
7/24	$5,975,611	$6,213,440	$5,818,231
8/24	$5,990,803	$6,348,698	$5,974,305
9/24	$6,147,789	$7,118,892	$6,419,301

Average Annual Total Returns (%)

Fund	1 Year	Since 4/29/22 (Inception)
Class R6	25.56%	8.90%
Russell 3000®IndexFootnote Reference1	35.19%	15.69%
Russell 1000® Value Index	27.76%	10.86%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$62,109,068
# of Portfolio Holdings	36
Portfolio Turnover Rate	107%
Total Advisory Fees Paid	$208,523

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Sector Allocation (% of total investments)

Value	Value
Short-Term Investments	1.5%
Communication Services	5.4%
Consumer Discretionary	5.7%
Utilities	6.6%
Consumer Staples	6.9%
Materials	6.9%
Real Estate	7.0%
Information Technology	9.3%
Industrials	14.9%
Health Care	17.8%
Financials	18.0%

Top Ten Holdings (% of total investments)Footnote Referencea

NextEra Energy, Inc.	3.9%
AbbVie, Inc.	3.8%
Reinsurance Group of America, Inc.	3.7%
Thermo Fisher Scientific, Inc.	3.6%
Charles Schwab Corp.	3.5%
Micron Technology, Inc.	3.4%
Cisco Systems, Inc.	3.3%
Johnson Controls International PLC	3.2%
Robert Half, Inc.	3.2%
Westinghouse Air Brake Technologies Corp.	3.2%
Total	34.8%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2024

CRFRX-TSR-AR

(b) Not applicable.

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that Miles D. Harper III, an “independent” Trustee serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2023 and September 30, 2024 by its principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by its principal accountant during such periods.

Fiscal Years Ended	9/30/23	%*	9/30/24	%*
Audit Fees	$233,400	0%	$245,200	0%
Audit-Related Fees(1)	$0	0%	$0	0%
Tax Fees(2)	$0	0%	$0	0%
All Other Fees(3)	$0	0%	$0	0%

Total	$233,400	0%	$245,200	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve).
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e) The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/23		Fiscal Year ended 9/30/24
$	%*	$	%*
$0	0%	$18,490	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

(a) Please see schedule of investments contained in the Financial Statements and Financial Highlights included under Item 7 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

Calvert
Social Investment Fund
Annual Financial Statements and
Additional Information
September 30, 2024

Calvert Balanced Fund    •    Calvert Bond Fund    •    Calvert Equity Fund

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and/or statement of additional information, which can be obtained by calling 1-800-368-2745 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Financial Statements and Additional Information September 30, 2024
Calvert
Social Investment Fund

Calvert
Balanced Fund
September 30, 2024
Schedule of Investments

Asset-Backed Securities — 4.6%

Security	Principal Amount* (000's omitted)	Value
Avant Loans Funding Trust, Series 2021-REV1, Class D, 4.30%, 7/15/30(1)	525	$ 514,311
Avis Budget Rental Car Funding AESOP LLC, Series 2024-3A, Class C, 6.11%, 12/20/30(1)	155	158,179
Coinstar Funding LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47(1)	1,029	915,634
Cologix Data Centers U.S. Issuer LLC:
Series 2021-1A, Class A2, 3.30%, 12/26/51(1)	1,640	1,555,584
Series 2021-1A, Class B, 3.79%, 12/26/51(1)	960	910,001
Conn's Receivables Funding LLC:
Series 2022-A, Class C, 0.00%, 12/15/26(1)	937	882,557
Series 2023-A, Class B, 10.00%, 1/17/28(1)	91	88,863
DataBank Issuer LLC, Series 2021-2A, Class A2, 2.40%, 10/25/51(1)	768	725,064
DB Master Finance LLC:
Series 2017-1A, Class A2II, 4.03%, 11/20/47(1)	159	156,185
Series 2021-1A, Class A2I, 2.045%, 11/20/51(1)	1,007	954,973
Diamond Infrastructure Funding LLC:
Series 2021-1A, Class A, 1.76%, 4/15/49(1)	1,139	1,060,642
Series 2021-1A, Class C, 3.475%, 4/15/49(1)	255	237,044
Diamond Issuer LLC, Series 2021-1A, Class A, 2.305%, 11/20/51(1)	2,166	2,022,016
Driven Brands Funding LLC, Series 2019-1A, Class A2, 4.641%, 4/20/49(1)	264	261,758
Enterprise Fleet Financing LLC, Series 2023-1, Class A2, 5.51%, 1/22/29(1)	1,282	1,289,412
Federal National Mortgage Association Grantor Trust, Series 2017-T1, Class A, 2.898%, 6/25/27	544	524,826
FMC GMSR Issuer Trust, Series 2022-GT2, Class A, 7.90%, 7/25/27(1)	900	928,888
FOCUS Brands Funding LLC, Series 2017-1A, Class A2II, 5.093%, 4/30/47(1)	334	333,020
Goddard Funding LLC, Series 2024-1A, Class A2, 6.834%, 10/30/54(1)	1,712	1,752,431
GoodLeap Sustainable Home Solutions Trust, Series 2021-5CS, Class A, 2.31%, 10/20/48(1)	514	426,245
Horizon Aircraft Finance I Ltd., Series 2018-1, Class A, 4.458%, 12/15/38(1)	242	223,831
Horizon Aircraft Finance II Ltd., Series 2019-1, Class A, 3.721%, 7/15/39(1)	153	144,138
Horizon Aircraft Finance IV Ltd., Series 2024-1, Class A, 5.375%, 9/15/49(1)	1,900	1,900,602
Jersey Mike's Funding LLC, Series 2019-1A, Class A2, 4.433%, 2/15/50(1)	630	620,296
JPMorgan Chase Bank NA, Series 2021-3, Class B, 0.76%, 2/26/29(1)	98	96,104
LAD Auto Receivables Trust:
Series 2023-1A, Class A2, 5.68%, 10/15/26(1)	102	101,499
Series 2023-4A, Class A2, 6.21%, 10/15/26(1)	170	170,685
LL ABS Trust, Series 2022-1A, Class B, 5.05%, 11/15/29(1)	96	95,802
Security	Principal Amount* (000's omitted)	Value
Loanpal Solar Loan Ltd., Series 2020-1GS, Class C, 2.00%, 6/20/47(1)	186	$ 115,575
Lunar Aircraft Ltd.:
Series 2020-1A, Class A, 3.376%, 2/15/45(1)	76	73,188
Series 2020-1A, Class B, 4.335%, 2/15/45(1)	76	72,296
MetroNet Infrastructure Issuer LLC:
Series 2024-1A, Class A2, 6.23%, 4/20/54(1)	646	666,809
Series 2024-1A, Class B, 7.59%, 4/20/54(1)	185	192,317
Mill City Solar Loan Ltd., Series 2020-1A, Class C, 2.00%, 6/20/47(1)	377	276,880
Mosaic Solar Loan Trust:
Series 2019-1A, Class A, 4.37%, 12/21/43(1)	312	297,621
Series 2019-2A, Class B, 3.28%, 9/20/40(1)	713	649,399
Series 2020-1A, Class A, 2.10%, 4/20/46(1)	86	76,773
Series 2020-1A, Class B, 3.10%, 4/20/46(1)	70	62,143
Series 2020-2A, Class A, 1.44%, 8/20/46(1)	180	154,748
Series 2020-2A, Class B, 2.21%, 8/20/46(1)	261	216,473
Series 2021-1A, Class C, 2.25%, 12/20/46(1)	963	838,619
Series 2021-3A, Class C, 1.77%, 6/20/52(1)	194	139,171
Series 2021-3A, Class D, 3.28%, 6/20/52(1)	121	82,340
Series 2022-2A, Class B, 5.13%, 1/21/53(1)	614	555,345
Series 2022-2A, Class D, 8.29%, 1/21/53(1)	270	82,486
Navigator Aviation Ltd., Series 2024-1, Class A, 5.40%, 8/15/49(1)	1,743	1,744,868
Neighborly Issuer LLC, Series 2021-1A, Class A2, 3.584%, 4/30/51(1)	963	893,735
NextGear Floorplan Master Owner Trust, Series 2024-1A, Class A2, 5.12%, 3/15/29(1)	755	770,756
NRZ Excess Spread-Collateralized Notes:
Series 2021-FHT1, Class A, 3.104%, 7/25/26(1)	231	222,755
Series 2021-GNT1, Class A, 3.474%, 11/25/26(1)	578	555,244
OneMain Financial Issuance Trust, Series 2022-S1, Class A, 4.13%, 5/14/35(1)	1,400	1,393,183
Oportun Funding XIV LLC, Series 2021-A, Class B, 1.76%, 3/8/28(1)	57	55,678
Oportun Issuance Trust:
Series 2021-B, Class A, 1.47%, 5/8/31(1)	748	726,403
Series 2021-C, Class A, 2.18%, 10/8/31(1)	5,100	4,950,427
Series 2021-C, Class B, 2.67%, 10/8/31(1)	530	514,108
Series 2022-2, Class C, 9.36%, 10/9/29(1)	243	244,285
Series 2022-3, Class B, 8.533%, 1/8/30(1)	276	276,910
Oscar U.S. Funding XVI LLC, Series 2024-1A, Class A2, 5.48%, 2/10/27(1)	1,894	1,903,848
Pagaya AI Debt Selection Trust:
Series 2021-2, 3.00%, 1/25/29(1)	127	125,509
Series 2021-HG1, Class A, 1.22%, 1/16/29(1)	51	50,613
Planet Fitness Master Issuer LLC:
Series 2019-1A, Class A2, 3.858%, 12/5/49(1)	600	565,298
Series 2024-1A, Class A2I, 5.765%, 6/5/54(1)	1,125	1,153,651
Retained Vantage Data Centers Issuer LLC:
Series 2023-1A, Class A2A, 5.00%, 9/15/48(1)	1,425	1,420,809

See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2024
Schedule of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Retained Vantage Data Centers Issuer LLC: (continued)
Series 2023-1A, Class A2B, 5.25%, 9/15/48(1)	CAD	247	$ 181,529
SBA Tower Trust, Series 2014-2A, Class C, 3.869% to 10/15/24, 10/15/49(1)(2)		1,000	999,317
ServiceMaster Funding LLC:
Series 2020-1, Class A2I, 2.841%, 1/30/51(1)		334	308,811
Series 2020-1, Class A2II, 3.337%, 1/30/51(1)		422	373,550
SERVPRO Master Issuer LLC:
Series 2019-1A, Class A2, 3.882%, 10/25/49(1)		1,960	1,914,544
Series 2024-1A, Class A2, 6.174%, 1/25/54(1)		488	502,144
SoFi Consumer Loan Program Trust, Series 2023-1S, Class A, 5.81%, 5/15/31(1)		7	6,777
SolarCity LMC I LLC, Series 2013-1, Class A, 4.80%, 11/20/38(1)		177	172,463
Sonic Capital LLC, Series 2020-1A, Class A2I, 3.845%, 1/20/50(1)		1,110	1,078,516
SpringCastle America Funding LLC, Series 2020-AA, Class A, 1.97%, 9/25/37(1)		352	327,293
Stack Infrastructure Issuer LLC:
Series 2020-1A, Class A2, 1.893%, 8/25/45(1)		695	674,742
Series 2021-1A, Class A2, 1.877%, 3/26/46(1)		85	81,251
Stream Innovations Issuer Trust, Series 2024-1A, Class B, 7.89%, 7/15/44(1)		180	185,956
Subway Funding LLC, Series 2024-3A, Class A2I, 5.246%, 7/30/54(1)		644	645,540
Sunnova Helios IX Issuer LLC, Series 2022-B, Class A, 5.00%, 8/20/49(1)		659	635,556
Sunnova Helios V Issuer LLC:
Series 2021-A, Class A, 1.80%, 2/20/48(1)		1,082	830,605
Series 2021-A, Class B, 3.15%, 2/20/48(1)		346	200,767
Sunnova Helios X Issuer LLC, Series 2022-C, Class B, 5.60%, 11/22/49(1)		1,079	1,021,789
Sunnova Helios XII Issuer LLC, Series 2023-B, Class A, 5.30%, 8/22/50(1)		1,191	1,173,345
Sunnova Hestia I Issuer LLC, Series 2023-GRID1, Class 1A, 5.75%, 12/20/50(1)		764	789,788
Sunnova Sol II Issuer LLC, Series 2020-2A, Class A, 2.73%, 11/1/55(1)		1,275	1,040,271
Sunnova Sol Issuer LLC, Series 2020-1A, Class A, 3.35%, 2/1/55(1)		219	189,441
Sunrun Atlas Issuer LLC, Series 2019-2, Class A, 3.61%, 2/1/55(1)		428	400,730
Sunrun Demeter Issuer LLC, Series 2021-2A, Class A, 2.27%, 1/30/57(1)		617	535,658
Sunrun Jupiter Issuer LLC, Series 2022-1A, Class A, 4.75%, 7/30/57(1)		1,901	1,836,222
Sunrun Xanadu Issuer LLC, Series 2019-1A, Class A, 3.98%, 6/30/54(1)		238	226,454
Theorem Funding Trust:
Series 2022-2A, Class B, 9.27%, 12/15/28(1)		190	196,742
Series 2022-3A, Class A, 7.60%, 4/15/29(1)		114	115,066
Security	Principal Amount* (000's omitted)	Value
U.S. Small Business Administration, Series 2017-20E, Class 1, 2.88%, 5/1/37	720	$ 677,147
Vantage Data Centers LLC:
Series 2020-2A, Class A2, 1.992%, 9/15/45(1)	1,870	1,717,013
Series 2021-1A, Class A2, 2.165%, 10/15/46(1)	621	589,535
VB-S1 Issuer LLC, Series 2024-1A, Class F, 8.871%, 5/15/54(1)	102	105,932
Vivint Solar Financing VII LLC, Series 2020-1A, Class A, 2.21%, 7/31/51(1)	851	758,851
Wendy's Funding LLC, Series 2018-1A, Class A2II, 3.884%, 3/15/48(1)	187	181,268
Willis Engine Structured Trust V:
Series 2020-A, Class B, 4.212%, 3/15/45(1)	312	288,037
Series 2020-A, Class C, 6.657%, 3/15/45(1)	104	97,887
Total Asset-Backed Securities (identified cost $64,340,309)		$62,231,390

Collateralized Mortgage Obligations — 1.0%

Security	Principal Amount (000's omitted)	Value
Bellemeade Re Ltd.:
Series 2021-3A, Class A2, 6.28%, (30-day SOFR Average + 1.00%), 9/25/31(1)(3)	$590	$ 590,531
Series 2021-3A, Class M1B, 6.68%, (30-day SOFR Average + 1.40%), 9/25/31(1)(3)	286	286,825
Cascade MH Asset Trust, Series 2022-MH1, Class A, 4.25% to 7/25/27, 8/25/54(1)(2)	1,233	1,158,036
CHNGE Mortgage Trust:
Series 2023-2, Class A3, 7.436% to 5/25/26, 6/25/58(1)(2)	567	579,253
Series 2023-4, Class A1, 7.573% to 8/25/26, 9/25/58(1)(2)	738	760,298
Eagle Re Ltd., Series 2021-2, Class M1C, 8.73%, (30-day SOFR Average + 3.45%), 4/25/34(1)(3)	415	421,061
Federal Home Loan Mortgage Corp.:
Series 5324, Class MZ, 6.00%, 7/25/53	113	119,572
Series 5402, Class BZ, 6.00%, 4/25/54	52	55,326
Series 5413, Class MZ, 6.00%, 5/25/54	97	105,235
Federal Home Loan Mortgage Corp. STACR REMICS Trust:
Series 2019-DNA3, Class B2, 13.545%, (30-day SOFR Average + 8.264%), 7/25/49(1)(3)	240	275,731
Series 2020-DNA6, Class B1, 8.28%, (30-day SOFR Average + 3.00%), 12/25/50(1)(3)	50	54,111
Series 2021-DNA2, Class B1, 8.68%, (30-day SOFR Average + 3.40%), 8/25/33(1)(3)	150	169,224
Series 2021-DNA2, Class B2, 11.28%, (30-day SOFR Average + 6.00%), 8/25/33(1)(3)	140	165,537
Series 2022-DNA2, Class M1A, 6.58%, (30-day SOFR Average + 1.30%), 2/25/42(1)(3)	449	450,858

See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2024
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2019-R01, Class 2B1, 9.745%, (30-day SOFR Average + 4.464%), 7/25/31(1)(3)	$147	$ 159,615
Series 2019-R03, Class 1B1, 9.495%, (30-day SOFR Average + 4.214%), 9/25/31(1)(3)	127	135,852
Series 2019-R05, Class 1B1, 9.495%, (30-day SOFR Average + 4.214%), 7/25/39(1)(3)	169	177,090
Series 2019-R06, Class 2B1, 9.145%, (30-day SOFR Average + 3.864%), 9/25/39(1)(3)	752	786,060
Series 2019-R07, Class 1B1, 8.795%, (30-day SOFR Average + 3.514%), 10/25/39(1)(3)	246	255,863
Series 2020-R02, Class 2B1, 8.395%, (30-day SOFR Average + 3.114%), 1/25/40(1)(3)	1,120	1,151,593
Series 2021-R01, Class 1B2, 11.28%, (30-day SOFR Average + 6.00%), 10/25/41(1)(3)	395	419,502
Series 2021-R02, Class 2B1, 8.58%, (30-day SOFR Average + 3.30%), 11/25/41(1)(3)	35	35,906
Government National Mortgage Association:
Series 2023-84, Class DL, 6.00%, 6/20/53	460	487,460
Series 2023-84, Class MW, 6.00%, 6/20/53	482	511,272
Series 2023-98, Class BW, 6.00%, 7/20/53	68	72,079
Series 2023-99, Class AL, 6.00%, 7/20/53	68	72,071
Series 2023-102, Class SG, 2.626%, (22.55% - 30-day SOFR Average x 3.727), 7/20/53(4)	86	92,584
Series 2024-44, Class LM, 6.00%, 3/20/54	268	285,151
Series 2024-46, Class AL, 6.00%, 3/20/54	67	71,490
Series 2024-59, Class LG, 6.00%, 4/20/54	1,870	2,008,910
Home Re Ltd., Series 2021-1, Class M2, 8.245%, (30-day SOFR Average + 2.964%), 7/25/33(1)(3)	215	216,842
LHOME Mortgage Trust, Series 2023-RTL2, Class A1, 8.00% to 1/25/26, 6/25/28(1)(2)	100	101,776
NYMT Loan Trust, Series 2024-BPL1, Class A1, 7.154% to 7/25/26, 2/25/29(1)(2)	145	147,159
PNMAC GMSR Issuer Trust, Series 2024-GT1, Class A, 8.055%, (1 mo. SOFR + 3.20%), 3/25/29(1)(3)	200	202,700
Triangle Re Ltd., Series 2021-3, Class B1, 10.23%, (30-day SOFR Average + 4.95%), 2/25/34(1)(3)	175	180,147
Total Collateralized Mortgage Obligations (identified cost $12,303,098)		$12,762,720

Commercial Mortgage-Backed Securities — 3.8%

Security	Principal Amount (000's omitted)	Value
BAMLL Commercial Mortgage Securities Trust:
Series 2019-BPR, Class DNM, 3.843%, 11/5/32(1)(5)	$1,605	$ 1,047,282
Series 2019-BPR, Class ENM, 3.843%, 11/5/32(1)(5)	680	275,425
Series 2019-BPR, Class FNM, 3.843%, 11/5/32(1)(5)	1,215	267,954
BPR Trust, Series 2022-SSP, Class A, 8.097%, (1 mo. SOFR + 3.00%), 5/15/39(1)(3)	830	833,554
Security	Principal Amount (000's omitted)	Value
BX Commercial Mortgage Trust:
Series 2021-VOLT, Class B, 6.161%, (1 mo. SOFR + 1.064%), 9/15/36(1)(3)	$1,809	$ 1,793,208
Series 2021-VOLT, Class C, 6.311%, (1 mo. SOFR + 1.214%), 9/15/36(1)(3)	549	543,767
Series 2021-VOLT, Class D, 6.861%, (1 mo. SOFR + 1.764%), 9/15/36(1)(3)	1,739	1,722,844
CSMC Trust, Series 2021-BPNY, Class A, 8.926%, (1 mo. SOFR + 3.829%), 8/15/26(1)(3)	208	190,303
Extended Stay America Trust:
Series 2021-ESH, Class A, 6.292%, (1 mo. SOFR + 1.194%), 7/15/38(1)(3)	1,081	1,080,346
Series 2021-ESH, Class C, 6.912%, (1 mo. SOFR + 1.814%), 7/15/38(1)(3)	1,682	1,680,643
Series 2021-ESH, Class D, 7.462%, (1 mo. SOFR + 2.364%), 7/15/38(1)(3)	441	442,554
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates:
Series KG02, Class A2, 2.412%, 8/25/29	3,315	3,093,715
Series KG08, Class A2, 4.134%, 5/25/33(5)	4,277	4,265,003
Series KSG1, Class A2, 1.503%, 9/25/30	704	613,327
Series KW06, Class A2, 3.80%, 6/25/28(5)	1,135	1,126,153
Series W5FX, Class AFX, 3.336%, 4/25/28(5)	413	403,284
Federal National Mortgage Association:
Series 2017-M13, Class A2, 3.033%, 9/25/27(5)	911	884,983
Series 2018-M4, Class A2, 3.159%, 3/25/28(5)	1,663	1,614,566
Series 2018-M13, Class A2, 3.866%, 9/25/30(5)	2,694	2,645,320
Series 2019-M1, Class A2, 3.661%, 9/25/28(5)	832	819,488
Series 2019-M22, Class A2, 2.522%, 8/25/29	3,100	2,899,165
Series 2020-M1, Class A2, 2.444%, 10/25/29	2,322	2,149,075
Series 2023-M1S, Class A2, 4.651%, 4/25/33(5)	2,397	2,446,464
Federal National Mortgage Association Multifamily Connecticut Avenue Securities Trust:
Series 2019-01, Class M10, 8.645%, (30-day SOFR Average + 3.364%), 10/25/49(1)(3)	1,233	1,242,030
Series 2020-01, Class M10, 9.145%, (30-day SOFR Average + 3.864%), 3/25/50(1)(3)	1,324	1,343,291
FS Commercial Mortgage Trust, Series 2023-4SZN, Class A, 7.066%, 11/10/39(1)	853	895,788
Great Wolf Trust:
Series 2024-WLF2, Class A, 6.788%, (1 mo. SOFR + 1.691%), 5/15/41(1)(3)	1,328	1,330,304
Series 2024-WLF2, Class D, 8.036%, (1 mo. SOFR + 2.939%), 5/15/41(1)(3)	213	214,196
Hawaii Hotel Trust, Series 2019-MAUI, Class A, 6.544%, (1 mo. SOFR + 1.447%), 5/15/38(1)(3)	2,738	2,734,517
HLTN Commercial Mortgage Trust:
Series 2024-DPLO, Class A, 6.738%, (1 mo. SOFR + 1.642%), 6/15/41(1)(3)	830	829,901
Series 2024-DPLO, Class C, 7.637%, (1 mo. SOFR + 2.54%), 6/15/41(1)(3)	900	902,298
Series 2024-DPLO, Class D, 8.436%, (1 mo. SOFR + 3.339%), 6/15/41(1)(3)	110	110,627
HYT Commercial Mortgage Trust, Series 2024-RGCY, Class B, 7.437%, (1 mo. SOFR + 2.341%), 9/15/41(1)(3)	1,028	1,029,298

See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2024
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2014-DSTY, Class B, 3.771%, 6/10/27(1)	$550	$ 69,256
Series 2014-DSTY, Class C, 3.931%, 6/10/27(1)(5)	225	11,809
JW Commercial Mortgage Trust, Series 2024-MRCO, Class B, 7.023%, (1 mo. SOFR + 1.941%), 6/15/39(1)(3)	886	887,663
NYC Trust, Series 2024-3ELV, Class A, 7.088%, (1 mo. SOFR + 1.991%), 8/15/29(1)(3)	1,237	1,244,941
ORL Trust, Series 2023-GLKS, Class A, 7.447%, (1 mo. SOFR + 2.35%), 10/19/36(1)(3)	788	792,675
SDR Commercial Mortgage Trust, Series 2024-DSNY, Class A, 6.488%, (1 mo. SOFR + 1.392%), 5/15/39(1)(3)	1,267	1,263,405
TX Trust:
Series 2024-HOU, Class A, 6.688%, (1 mo. SOFR + 1.591%), 6/15/39(1)(3)	1,280	1,271,588
Series 2024-HOU, Class E, 9.484%, (1 mo. SOFR + 4.387%), 6/15/39(1)(3)	215	214,179
TYSN Mortgage Trust, Series 2023-CRNR, Class A, 6.799%, 12/10/33(1)(5)	1,187	1,263,756
WFLD Mortgage Trust, Series 2014-MONT, Class C, 3.88%, 8/10/31(1)(5)	850	517,730
Total Commercial Mortgage-Backed Securities (identified cost $54,469,574)		$51,007,675

Common Stocks — 64.5%

Security	Shares	Value
Aerospace & Defense — 0.8%
HEICO Corp.	41,100	$ 10,746,828
		$ 10,746,828
Biotechnology — 1.5%
AbbVie, Inc.	102,700	$ 20,281,196
		$ 20,281,196
Broadline Retail — 2.9%
Amazon.com, Inc.(6)	212,220	$ 39,542,953
		$ 39,542,953
Capital Markets — 4.8%
Blue Owl Capital, Inc.	592,000	$11,461,120
Intercontinental Exchange, Inc.	78,200	12,562,048
S&P Global, Inc.	28,600	14,775,332
Stifel Financial Corp.	118,300	11,108,370
Tradeweb Markets, Inc., Class A	115,566	14,292,047
		$64,198,917
Chemicals — 0.7%
Linde PLC	18,700	$8,917,282
		$8,917,282
Security	Shares	Value
Commercial Services & Supplies — 0.7%
Waste Management, Inc.	47,025	$ 9,762,390
		$ 9,762,390
Consumer Staples Distribution & Retail — 2.1%
BJ's Wholesale Club Holdings, Inc.(6)	123,500	$ 10,186,280
Walmart, Inc.	228,200	18,427,150
		$ 28,613,430
Containers & Packaging — 0.7%
AptarGroup, Inc.	58,558	$ 9,380,406
		$9,380,406
Electric Utilities — 0.9%
NextEra Energy, Inc.	142,800	$12,070,884
		$12,070,884
Electrical Equipment — 1.0%
AMETEK, Inc.	80,700	$13,856,997
		$13,856,997
Energy Equipment & Services — 1.4%
Baker Hughes Co.	538,100	$19,452,315
		$19,452,315
Entertainment — 1.4%
Netflix, Inc.(6)	20,100	$14,256,327
Spotify Technology SA(6)	11,800	4,348,654
		$18,604,981
Financial Services — 2.2%
Shift4 Payments, Inc., Class A(6)(7)	145,000	$12,847,000
Visa, Inc., Class A	62,100	17,074,395
		$29,921,395
Food Products — 0.8%
Hershey Co.	58,000	$11,123,240
		$11,123,240
Ground Transportation — 1.4%
Uber Technologies, Inc.(6)	246,400	$18,519,424
		$18,519,424
Health Care Equipment & Supplies — 0.8%
Intuitive Surgical, Inc.(6)	21,700	$10,660,559
		$10,660,559
Health Care Providers & Services — 1.4%
Elevance Health, Inc.	36,200	$18,824,000
		$18,824,000

See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2024
Schedule of Investments — continued

Security	Shares	Value
Hotels, Restaurants & Leisure — 0.8%
Marriott International, Inc., Class A	45,600	$ 11,336,160
		$ 11,336,160
Insurance — 2.3%
Allstate Corp.	95,600	$ 18,130,540
W.R. Berkley Corp.	217,450	12,335,939
		$ 30,466,479
Interactive Media & Services — 4.2%
Alphabet, Inc., Class A	97,600	$ 16,186,960
Alphabet, Inc., Class C	242,040	40,466,668
		$56,653,628
IT Services — 1.0%
Gartner, Inc.(6)	27,800	$14,087,928
		$14,087,928
Life Sciences Tools & Services — 1.3%
Thermo Fisher Scientific, Inc.	28,397	$17,565,532
		$17,565,532
Machinery — 0.7%
Parker-Hannifin Corp.	14,900	$9,414,118
		$9,414,118
Media — 0.6%
Comcast Corp., Class A	187,000	$7,810,990
		$7,810,990
Pharmaceuticals — 2.1%
Eli Lilly & Co.	23,300	$20,642,402
Novo Nordisk AS ADR	63,000	7,501,410
		$28,143,812
Professional Services — 3.2%
Automatic Data Processing, Inc.	54,200	$14,998,766
Booz Allen Hamilton Holding Corp.	57,400	9,342,424
TransUnion	174,400	18,259,680
		$42,600,870
Real Estate Management & Development — 1.6%
CoStar Group, Inc.(6)	116,600	$8,796,304
FirstService Corp.	72,100	13,155,366
		$21,951,670
Semiconductors & Semiconductor Equipment — 8.0%
Analog Devices, Inc.	60,300	$13,879,251
Broadcom, Inc.	144,210	24,876,225
Lam Research Corp.	16,300	13,302,104
Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
NVIDIA Corp.	454,500	$ 55,194,480
		$ 107,252,060
Software — 6.7%
Fair Isaac Corp.(6)	6,500	$ 12,632,880
Microsoft Corp.	164,851	70,935,385
Palo Alto Networks, Inc.(6)	20,200	6,904,360
		$ 90,472,625
Specialty Retail — 1.8%
Burlington Stores, Inc.(6)	44,300	$11,672,164
TJX Cos., Inc.	101,500	11,930,310
		$23,602,474
Technology Hardware, Storage & Peripherals — 4.6%
Apple, Inc.	264,208	$61,560,464
		$61,560,464
Venture Capital — 0.1%
Learn Capital Venture Partners III LP(6)(8)(9)	1,088,825	$1,895,451
Neighborhood Bancorp, Class A(6)(8)(9)	10,000	10,000
		$1,905,451
Total Common Stocks (identified cost $491,387,431)		$869,301,458

Corporate Bonds — 11.5%

Security	Principal Amount* (000’s omitted)	Value
Basic Materials — 0.2%
Celanese U.S. Holdings LLC, 6.55%, 11/15/30	801	$ 863,830
Compass Minerals International, Inc., 6.75%, 12/1/27(1)(7)	1,120	1,115,701
South32 Treasury Ltd., 4.35%, 4/14/32(1)	132	125,362
		$ 2,104,893
Communications — 0.3%
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.80%, 3/1/50	3,652	$ 2,797,679
Clear Channel Outdoor Holdings, Inc., 7.875%, 4/1/30(1)	122	127,678
McGraw-Hill Education, Inc., 8.00%, 8/1/29(1)	125	125,552
SES GLOBAL Americas Holdings, Inc., 5.30%, 3/25/44(1)	463	372,572
SES SA, 5.30%, 4/4/43(1)	274	211,581
		$3,635,062
Consumer, Cyclical — 1.2%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(1)	898	$896,507

See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2024
Schedule of Investments — continued

Security	Principal Amount* (000’s omitted)	Value
Consumer, Cyclical (continued)
Aptiv PLC/Aptiv Global Financing DAC:
4.65%, 9/13/29	705	$ 702,041
5.15%, 9/13/34	593	584,113
Delta Air Lines, Inc./SkyMiles IP Ltd.:
4.50%, 10/20/25(1)	344	341,714
4.75%, 10/20/28(1)	930	929,174
Ford Motor Co., 4.75%, 1/15/43	127	105,300
Ford Motor Credit Co. LLC:
5.125%, 6/16/25	750	749,882
5.303%, 9/6/29	548	545,708
7.122%, 11/7/33	479	518,019
7.20%, 6/10/30	509	548,658
7.35%, 11/4/27	1,026	1,089,738
7.35%, 3/6/30	924	1,001,003
General Motors Financial Co., Inc.:
5.60%, 6/18/31	1,100	1,130,045
5.80%, 1/7/29	625	650,275
5.95%, 4/4/34	730	755,791
Hyundai Capital America:
5.30%, 6/24/29(1)	423	435,704
5.70%, 6/26/30(1)	123	129,300
6.20%, 9/21/30(1)	50	53,952
Lithia Motors, Inc.:
3.875%, 6/1/29(1)(7)	1,023	955,511
4.375%, 1/15/31(1)	159	148,073
PetSmart, Inc./PetSmart Finance Corp., 4.75%, 2/15/28(1)	570	547,000
Sonic Automotive, Inc., 4.625%, 11/15/29(1)	150	140,953
Tapestry, Inc.:
7.00%, 11/27/26	171	176,985
7.35%, 11/27/28	1,319	1,386,654
WarnerMedia Holdings, Inc., 4.279%, 3/15/32(7)	1,843	1,637,800
		$16,159,900
Consumer, Non-cyclical — 0.7%
AbbVie, Inc., 5.50%, 3/15/64	619	$661,486
Ashtead Capital, Inc., 4.25%, 11/1/29(1)	787	766,148
Bristol-Myers Squibb Co., 5.65%, 2/22/64	1,184	1,255,728
Centene Corp.:
2.50%, 3/1/31	844	726,157
3.375%, 2/15/30	472	435,312
4.25%, 12/15/27	575	565,191
Conservation Fund, 3.474%, 12/15/29	655	615,418
CVS Pass-Through Trust, 6.036%, 12/10/28	390	396,080
Doris Duke Charitable Foundation, 2.345%, 7/1/50	1,705	1,086,389
Ford Foundation, 2.415%, 6/1/50	1,095	724,284
Kroger Co.:
4.90%, 9/15/31	900	906,123
5.00%, 9/15/34	585	590,108
LifePoint Health, Inc., 10.00%, 6/1/32(1)	125	137,577
Security	Principal Amount* (000’s omitted)		Value
Consumer, Non-cyclical (continued)
Smithfield Foods, Inc.:
2.625%, 9/13/31(1)		870	$ 737,700
3.00%, 10/15/30(1)		192	172,197
5.20%, 4/1/29(1)		138	138,529
WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26(1)(7)		120	119,457
			$ 10,033,884
Diversified — 0.0%(10)
Inversiones La Construccion SA, 4.75%, 2/7/32(11)		211	$ 195,280
			$195,280
Energy — 0.2%
Enviva Partners LP/Enviva Partners Finance Corp., 6.50%, 1/15/26(1)(12)		213	$9,239
Raizen Fuels Finance SA:
5.70%, 1/17/35(1)		200	200,350
6.45%, 3/5/34(1)		441	467,037
6.95%, 3/5/54(1)		288	307,572
TerraForm Power Operating LLC:
4.75%, 1/15/30(1)		982	940,676
5.00%, 1/31/28(1)		1,047	1,036,674
			$2,961,548
Financial — 7.0%
ABN AMRO Bank NV, 6.339% to 9/18/26, 9/18/27(1)(13)		800	$828,385
AIB Group PLC, 6.608% to 9/13/28, 9/13/29(1)(13)		760	813,574
Aircastle Ltd./Aircastle Ireland DAC, 5.75%, 10/1/31(1)		1,169	1,202,551
Alliant Holdings Intermediate LLC/Alliant Holdings Co.-Issuer, 6.75%, 10/15/27(1)		165	164,512
Ally Financial, Inc.:
2.20%, 11/2/28		1,263	1,136,889
4.70% to 5/15/26(13)(14)		375	327,962
6.184% to 7/26/34, 7/26/35(13)		1,045	1,069,972
6.848% to 1/3/29, 1/3/30(13)		615	649,653
American Assets Trust LP, 3.375%, 2/1/31		176	153,139
American National Group, Inc.:
5.75%, 10/1/29(15)		900	905,816
6.144%, 6/13/32(1)		200	199,079
Andrew W. Mellon Foundation, 0.947%, 8/1/27		845	781,869
Apollo Debt Solutions BDC:
6.70%, 7/29/31(1)		157	161,811
6.90%, 4/13/29(1)		212	220,463
ASR Nederland NV, 7.00% to 9/7/33, 12/7/43(11)(13)	EUR	165	216,598
Banco Santander SA:
1.722% to 9/14/26, 9/14/27(13)		800	758,024
4.175% to 3/24/27, 3/24/28(13)		200	198,136
5.294%, 8/18/27		400	409,281
5.439%, 7/15/31		600	627,729
6.35%, 3/14/34		1,400	1,499,800

See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2024
Schedule of Investments — continued

Security	Principal Amount* (000’s omitted)	Value
Financial (continued)
Bank of America Corp.:
2.456% to 10/22/24, 10/22/25(13)	1,307	$ 1,304,699
3.419% to 12/20/27, 12/20/28(13)	2,865	2,787,725
3.824% to 1/20/27, 1/20/28(13)	2,322	2,297,127
5.468% to 1/23/34, 1/23/35(13)	1,159	1,219,254
5.819% to 9/15/28, 9/15/29(13)	314	330,538
5.933% to 9/15/26, 9/15/27(13)	1,030	1,060,989
Bank of Nova Scotia, 8.00% to 1/27/29, 1/27/84(13)	240	257,726
BBVA Bancomer SA:
1.875%, 9/18/25(1)	859	836,248
5.125% to 1/18/28, 1/18/33(1)(13)	1,189	1,131,821
8.125% to 1/8/34, 1/8/39(1)(13)	1,299	1,377,834
8.45% to 6/29/33, 6/29/38(1)(13)	200	218,226
Blackstone Private Credit Fund, 6.25%, 1/25/31(1)	165	169,597
Blue Owl Credit Income Corp., 6.65%, 3/15/31	225	229,924
BlueHub Loan Fund, Inc., 3.099%, 1/1/30	1,625	1,493,420
BNP Paribas SA:
7.75% to 8/16/29(1)(13)(14)	1,002	1,058,053
9.25% to 11/17/27(1)(7)(13)(14)	445	487,303
BPCE SA, 5.716% to 1/18/29, 1/18/30(1)(13)	672	694,319
Broadstone Net Lease LLC, 2.60%, 9/15/31	58	48,903
Brookfield Finance, Inc., 5.675%, 1/15/35	1,935	2,031,946
CaixaBank SA:
5.673% to 3/15/29, 3/15/30(1)(13)	340	353,195
6.84% to 9/13/33, 9/13/34(1)(13)	1,139	1,271,497
Capital One Financial Corp., 4.20%, 10/29/25	575	571,110
Charles Schwab Corp., 6.136% to 8/24/33, 8/24/34(13)	1,808	1,977,303
CI Financial Corp., 3.20%, 12/17/30	1,463	1,240,232
Citigroup, Inc., 4.00% to 12/10/25(13)(14)	770	755,797
COPT Defense Properties LP, 2.90%, 12/1/33	1,461	1,224,461
Credit Agricole SA:
6.251% to 1/10/34, 1/10/35(1)(13)	1,573	1,679,442
6.316% to 10/3/28, 10/3/29(1)(13)	400	425,485
Enact Holdings, Inc., 6.25%, 5/28/29	1,930	2,004,971
EPR Properties:
3.60%, 11/15/31	455	406,006
3.75%, 8/15/29	1,386	1,296,821
4.50%, 6/1/27	245	241,491
4.95%, 4/15/28	1,168	1,158,046
Essent Group Ltd., 6.25%, 7/1/29	1,085	1,132,454
Global Atlantic Fin Co.:
3.125%, 6/15/31(1)	2,578	2,266,789
6.75%, 3/15/54(1)	935	995,785
7.95%, 6/15/33(1)	597	681,840
7.95% to 7/15/29, 10/15/54(1)(13)	1,103	1,154,104
HA Sustainable Infrastructure Capital, Inc., 6.375%, 7/1/34(1)	3,542	3,627,372
HAT Holdings I LLC/HAT Holdings II LLC:
3.375%, 6/15/26(1)	440	426,397
Security	Principal Amount* (000’s omitted)	Value
Financial (continued)
HAT Holdings I LLC/HAT Holdings II LLC: (continued)
3.75%, 9/15/30(1)(7)	241	$ 217,803
Intesa Sanpaolo SpA:
7.00%, 11/21/25(1)	333	341,093
8.248% to 11/21/32, 11/21/33(1)(13)	1,028	1,194,223
Jefferies Financial Group, Inc., 6.20%, 4/14/34	1,740	1,863,462
JPMorgan Chase & Co.:
5.581% to 4/22/29, 4/22/30(13)	2,892	3,036,061
5.766% to 4/22/34, 4/22/35(13)	621	669,448
KeyBank NA, 5.00%, 1/26/33	1,372	1,360,040
Liberty Mutual Group, Inc., 4.125% to 9/15/26, 12/15/51(1)(13)	868	821,363
LPL Holdings, Inc.:
4.00%, 3/15/29(1)	1,035	991,191
6.00%, 5/20/34	254	265,628
Newmark Group, Inc., 7.50%, 1/12/29	300	324,345
Nuveen LLC, 5.85%, 4/15/34(1)	1,184	1,254,465
Oaktree Strategic Credit Fund, 8.40%, 11/14/28(1)	290	313,863
PNC Financial Services Group, Inc., 6.875% to 10/20/33, 10/20/34(13)	875	1,002,267
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc., 3.875%, 3/1/31(1)	1,552	1,430,355
Societe Generale SA:
5.634% to 1/19/29, 1/19/30(1)(13)	3,032	3,108,182
8.50% to 3/25/34(1)(13)(14)	218	222,446
Stifel Financial Corp., 4.00%, 5/15/30	902	866,903
Swedbank AB:
5.407%, 3/14/29(1)	378	391,760
6.136%, 9/12/26(1)	1,227	1,267,512
Synchrony Bank, 5.40%, 8/22/25	500	501,187
Synchrony Financial, 4.50%, 7/23/25	900	894,997
Synovus Bank/Columbus, GA:
4.00% to 10/29/25, 10/29/30(13)	782	719,435
5.625%, 2/15/28	705	709,059
Texas Capital Bancshares, Inc., 4.00% to 5/6/26, 5/6/31(13)	596	566,055
Toronto-Dominion Bank, 8.125% to 10/31/27, 10/31/82(13)	1,998	2,148,473
TPG Operating Group II LP, 5.875%, 3/5/34	1,435	1,531,291
U.S. Bancorp:
5.678% to 1/23/34, 1/23/35(13)	3,050	3,234,284
5.85% to 10/21/32, 10/21/33(13)	1,088	1,160,939
UBS Group AG:
2.095% to 2/11/31, 2/11/32(1)(13)	1,244	1,060,050
4.375% to 2/10/31(1)(13)(14)	649	566,701
9.25% to 11/13/28(1)(13)(14)	270	299,187
UniCredit SpA:
2.569% to 9/22/25, 9/22/26(1)(13)	1,339	1,309,208
5.459% to 6/30/30, 6/30/35(1)(13)	795	782,532
5.861% to 6/19/27, 6/19/32(1)(13)	200	201,294

See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2024
Schedule of Investments — continued

Security	Principal Amount* (000’s omitted)	Value
Financial (continued)
Ventas Realty LP, 5.625%, 7/1/34	1,197	$ 1,260,301
		$ 94,138,896
Government - Multinational — 1.0%
Asian Development Bank, 3.125%, 9/26/28	1,160	$ 1,142,246
European Investment Bank:
1.625%, 5/13/31	2,540	2,236,199
2.375%, 5/24/27	2,741	2,656,744
2.875%, 6/13/25(1)	5,102	5,054,708
International Bank for Reconstruction & Development, 3.125%, 11/20/25	2,600	2,574,339
		$13,664,236
Industrial — 0.2%
Arrow Electronics, Inc., 5.15%, 8/21/29	924	$938,803
MasTec, Inc., 5.90%, 6/15/29	877	916,073
Seaspan Corp., 5.50%, 8/1/29(1)	144	137,281
Trivium Packaging Finance BV, 5.50%, 8/15/26(1)	975	972,059
		$2,964,216
Technology — 0.5%
Concentrix Corp., 6.60%, 8/2/28(7)	3,665	$3,825,159
Kyndryl Holdings, Inc.:
3.15%, 10/15/31	257	225,968
6.35%, 2/20/34	1,581	1,690,883
Seagate HDD Cayman, 9.625%, 12/1/32	893	1,038,041
		$6,780,051
Utilities — 0.2%
Avangrid, Inc., 3.15%, 12/1/24	388	$386,562
Clearway Energy Operating LLC, 3.75%, 1/15/32(1)	472	427,496
NextEra Energy Capital Holdings, Inc., 1.90%, 6/15/28	671	618,919
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 8/15/28(1)	902	873,297
		$2,306,274
Total Corporate Bonds (identified cost $154,528,498)		$154,944,240

Preferred Stocks — 0.1%

Security	Shares	Value
Real Estate Management & Development — 0.1%
Brookfield Property Partners LP:
Series A, 5.75%	31,814	$ 470,847
Series A2, 6.375%	28,000	456,400
		$ 927,247
Security	Shares	Value
Venture Capital — 0.0%(10)
Lumni, Inc., Series B(6)(8)(9)	17,265	$ 33,192
Wind Harvest International, Inc.(6)(8)(9)	8,696	0
		$ 33,192
Wireless Telecommunication Services — 0.0%(10)
U.S. Cellular Corp.:
5.50%	21,926	$ 488,292
6.25%	1,959	46,076
		$ 534,368
Total Preferred Stocks (identified cost $2,346,497)		$1,494,807

Senior Floating-Rate Loans — 0.8%(16)

Borrower/Description	Principal Amount (000's omitted)	Value
Aerospace and Defense — 0.1%
Dynasty Acquisition Co., Inc.:
Term Loan, 8/24/28(17)	$541	$ 542,325
Term Loan, 8/24/28(17)	209	209,107
		$ 751,432
Commercial Services & Supplies — 0.1%
Covanta Holding Corp.:
Term Loan, 11/30/28(17)	$474	$ 475,093
Term Loan, 11/30/28(17)	26	25,961
Prime Security Services Borrower LLC, Term Loan, 7.445%, (SOFR + 2.25%), 10/13/30	499	498,807
		$999,861
Construction & Engineering — 0.0%(10)
APi Group DE, Inc., Term Loan, 6.845%, (SOFR + 2.00%), 1/3/29	$500	$500,402
		$500,402
Financial Services — 0.0%(10)
CPI Holdco B LLC, Term Loan, 6.845%, (SOFR + 2.00%), 5/19/31	$500	$498,125
		$498,125
Health Care Equipment & Supplies — 0.1%
Medline Borrower LP, Term Loan, 7.595%, (SOFR + 2.75%), 10/23/28	$748	$749,235
		$749,235
Insurance — 0.1%
AmWINS Group, Inc., Term Loan, 7.21%, (SOFR + 2.25%), 2/19/28	$748	$747,746

See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2024
Schedule of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Insurance (continued)
USI, Inc., Term Loan, 7.354%, (SOFR + 2.75%), 11/22/29	$499	$ 497,856
		$ 1,245,602
IT Services — 0.1%
Informatica LLC, Term Loan, 10/27/28(17)	$750	$ 749,844
Sedgwick Claims Management Services, Inc., Term Loan, 8.252%, (SOFR + 3.00%), 7/31/31	750	749,531
		$ 1,499,375
Machinery — 0.1%
Gates Global LLC, Term Loan, 6/4/31(17)	$750	$ 752,216
TK Elevator U.S. Newco, Inc., Term Loan, 8.588%, (SOFR + 3.50%), 4/30/30	599	600,578
		$1,352,794
Metals/Mining — 0.0%(10)
Zekelman Industries, Inc., Term Loan, 7.17%, (SOFR + 2.25%), 1/24/31	$497	$498,896
		$498,896
Paper and Forest Products — 0.0%(10)
Enviva Partners LP/Fin C:
DIP Loan, 13.016%, (SOFR + 8.00%), 12/13/24	$15	$17,622
DIP Loan, 13.282%, (SOFR + 8.00%), 12/13/24(18)	37	38,161
Term Loan, 13.301%, (SOFR + 8.00%), 12/13/24	22	26,434
		$82,217
Professional Services — 0.0%(10)
Trans Union LLC, Term Loan, 12/1/28(17)	$500	$500,347
		$500,347
Software — 0.1%
CCC Intelligent Solutions, Inc., Term Loan, 7.21%, (SOFR + 2.25%), 9/21/28	$499	$499,445
Epicor Software Corp.:
Term Loan, 5/30/31(17)	447	448,289
Term Loan, 5/30/31(17)	52	52,597
McAfee LLC, Term Loan, 8.451%, (SOFR + 3.25%), 3/1/29	499	497,542
		$1,497,873
Specialty Retail — 0.1%
Les Schwab Tire Centers, Term Loan, 4/23/31(17)	$500	$500,781
		$500,781
Borrower/Description	Principal Amount (000's omitted)	Value
Trading Companies & Distributors — 0.0%(10)
Avolon TLB Borrower 1 (U.S.) LLC, Term Loan, 6.961%, (SOFR + 2.00%), 6/24/30	$499	$ 500,614
		$ 500,614
Total Senior Floating-Rate Loans (identified cost $11,200,884)		$ 11,177,554

Sovereign Government Bonds — 0.3%

Security	Principal Amount (000’s omitted)	Value
Kreditanstalt fuer Wiederaufbau:
1.00%, 10/1/26	$4,213	$ 3,997,802
4.375%, 2/28/34	461	480,251
Total Sovereign Government Bonds (identified cost $4,635,105)		$ 4,478,053

Taxable Municipal Obligations — 0.6%

Security	Principal Amount (000's omitted)	Value
General Obligations — 0.2%
Massachusetts, Green Bonds, 3.277%, 6/1/46	$880	$ 738,206
New York City, NY, 5.206%, 10/1/31(19)	1,275	1,300,640
San Francisco City and County, CA, (Social Bonds - Affordable Housing, 2016), 3.921%, 6/15/39	630	579,631
		$ 2,618,477
Special Tax Revenue — 0.3%
California Health Facilities Financing Authority, (No Place Like Home Program):
Social Bonds, 2.361%, 6/1/26	$935	$ 909,316
Social Bonds, 2.484%, 6/1/27	665	640,475
Social Bonds, 2.534%, 6/1/28	830	790,035
Social Bonds, 2.584%, 6/1/29	455	427,755
Social Bonds, 2.984%, 6/1/33	520	469,466
Connecticut, Special Tax Revenue, 5.459%, 11/1/30(19)	350	359,818
		$3,596,865
Water and Sewer — 0.1%
District of Columbia Water & Sewer Authority, Green Bonds, 4.814%, 10/1/2114	$270	$261,352
Narragansett Bay Commission, RI, Wastewater System Revenue:
Green Bonds, 2.094%, 9/1/30	430	385,938
Green Bonds, 2.184%, 9/1/31	345	304,676
Green Bonds, 2.264%, 9/1/32	305	264,960
Green Bonds, 2.344%, 9/1/33	335	286,043

See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2024
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Water and Sewer (continued)
San Diego County Water Authority, CA:
Green Bonds, 1.531%, 5/1/30	$360	$ 317,495
Green Bonds, 1.701%, 5/1/31	320	278,025
		$ 2,098,489
Total Taxable Municipal Obligations (identified cost $9,044,753)		$ 8,313,831

U.S. Government Agencies and Instrumentalities — 0.1%

Security	Principal Amount (000's omitted)	Value
U.S. Department of Housing and Urban Development:
3.435%, 8/1/34	$530	$ 488,941
3.485%, 8/1/35	295	271,394
3.585%, 8/1/37	547	498,684
U.S. International Development Finance Corp., 3.52%, 9/20/32	542	530,786
Total U.S. Government Agencies and Instrumentalities (identified cost $2,018,274)		$ 1,789,805

U.S. Government Agency Mortgage-Backed Securities — 9.1%

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
3.50%, 3/1/48	$190	$ 179,489
5.00%, 9/1/54	427	426,869
5.50%, 9/1/54	2,044	2,068,983
6.00%, 6/1/53	200	205,245
Federal National Mortgage Association:
2.00%, 4/1/51	500	422,233
2.68%, 7/1/26	612	598,021
3.00%, with various maturities to 2049	1,349	1,227,792
4.00%, with various maturities to 2048	1,108	1,077,732
5.50%, with various maturities to 2054	13,475	13,643,935
7.00%, 6/1/53	277	293,552
Government National Mortgage Association II:
2.50%, with various maturities to 2051	1,766	1,541,197
6.00%, with various maturities to 2053	833	856,913
6.50%, 6/20/53	917	957,153
Uniform Mortgage-Backed Security:
4.50%, 30-Year, TBA(20)	3,592	3,532,771
5.00%, 30-Year, TBA(20)	37,208	37,184,913
5.50%, 30-Year, TBA(20)	57,187	57,863,862
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $122,949,885)		$122,080,660

U.S. Treasury Obligations — 5.3%

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bonds:
1.375%, 11/15/40	$961	$ 652,232
1.375%, 8/15/50	1,774	977,779
1.875%, 2/15/41	2,040	1,496,810
1.875%, 2/15/51	335	209,997
1.875%, 11/15/51	996	620,749
2.00%, 2/15/50	1,316	857,919
2.00%, 8/15/51	7,338	4,728,567
2.25%, 2/15/52	1,804	1,230,561
2.375%, 2/15/42	19,320	15,054,506
2.75%, 8/15/47	62	48,406
2.875%, 5/15/49	815	643,643
2.875%, 5/15/52	648	507,667
3.00%, 8/15/52	720	578,841
3.125%, 5/15/48	450	373,896
3.375%, 8/15/42	93	83,960
3.625%, 2/15/53	2,957	2,689,781
3.625%, 5/15/53	613	558,022
3.875%, 2/15/43	1,517	1,463,905
3.875%, 5/15/43	135	130,017
4.00%, 11/15/52	3,131	3,047,588
4.25%, 2/15/54	557	567,792
4.50%, 2/15/44	442	461,337
4.625%, 5/15/44	332	351,972
5.375%, 2/15/31	44	48,481
6.25%, 5/15/30	37	41,965
U.S. Treasury Notes:
0.25%, 5/31/25	190	185,108
0.25%, 6/30/25	185	179,764
0.375%, 12/31/25	5,400	5,174,508
0.375%, 9/30/27	305	277,568
0.625%, 7/31/26	1,756	1,661,958
1.00%, 7/31/28	1,203	1,092,733
1.125%, 1/15/25	3,432	3,398,324
1.125%, 8/31/28	448	408,170
1.25%, 12/31/26	1,012	961,123
1.25%, 4/30/28	1,683	1,552,370
1.25%, 6/30/28	344	316,144
1.375%, 11/15/31	100	85,656
1.875%, 2/28/27	816	783,774
1.875%, 2/15/32	168	148,398
2.75%, 4/30/27	1,650	1,616,291
2.875%, 4/30/29	2,536	2,461,109
3.125%, 8/31/27	2,851	2,816,086
3.125%, 8/31/29	1,228	1,202,649
3.375%, 5/15/33	128	124,477
3.625%, 5/15/26	64	63,906
3.625%, 5/31/28	490	490,861
3.875%, 9/30/29	1,133	1,147,583

See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2024
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Notes: (continued)
4.00%, 2/15/34	$125	$ 127,178
4.125%, 3/31/29	256	261,860
4.125%, 11/15/32	173	178,001
4.50%, 11/15/25	2,732	2,749,929
4.50%, 3/31/26	1,745	1,763,541
4.50%, 11/15/33	264	278,860
4.625%, 6/30/25	900	903,212
4.625%, 9/15/26	117	119,116
4.875%, 5/31/26	821	836,185
Total U.S. Treasury Obligations (identified cost $77,062,526)		$70,792,835

Venture Capital Limited Partnership Interests — 0.0%(10)

Security	Value
First Analysis Private Equity Fund IV LP(8)(9)	$ 67,173
GEEMF Partners LP(6)(8)(9)(21)	1,566
Global Environment Emerging Markets Fund LP(8)(9)	29,429
Solstice Capital LP(6)(8)(9)	22,345
Total Venture Capital Limited Partnership Interests (identified cost $0)	$ 120,513

Short-Term Investments — 6.0%
Affiliated Fund — 3.6%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.83%(22)	48,316,470	$ 48,316,470
Total Affiliated Fund (identified cost $48,316,470)		$ 48,316,470
Securities Lending Collateral — 0.4%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 5.02%(23)	5,091,583	$ 5,091,583
Total Securities Lending Collateral (identified cost $5,091,583)		$ 5,091,583

U.S. Treasury Obligations — 2.0%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bills:
0.00%, 11/7/24	$13,969	$ 13,901,805
U.S. Treasury Obligations (continued)
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bills: (continued)
0.00%, 11/14/24	$13,995	$ 13,915,650
Total U.S. Treasury Obligations (identified cost $27,804,634)		$ 27,817,455
Total Short-Term Investments (identified cost $81,212,687)		$ 81,225,508
Total Investments — 107.7% (identified cost $1,087,499,521)		$1,451,721,049
Less Unfunded Loan Commitments — (0.0)%(10)		$ (22,338)

Net Investments — 107.7% (identified cost $1,087,477,183)	$1,451,698,711

Other Assets, Less Liabilities — (7.7)%	$ (104,183,647)
Net Assets — 100.0%	$1,347,515,064

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
*	In U.S. dollars unless otherwise indicated.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2024, the aggregate value of these securities is $155,331,360 or 11.5% of the Fund's net assets.
(2)	Step coupon security. Interest rate represents the rate in effect at September 30, 2024.
(3)	Variable rate security. The stated interest rate represents the rate in effect at September 30, 2024.
(4)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at September 30, 2024.
(5)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2024.
(6)	Non-income producing security.
(7)	All or a portion of this security was on loan at September 30, 2024. The aggregate market value of securities on loan at September 30, 2024 was $18,351,538.
(8)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).
(9)	Restricted security. Total market value of restricted securities amounts to $2,059,156, which represents 0.1% of the net assets of the Fund as of September 30, 2024.
(10)	Amount is less than 0.05% or (0.05)%, as applicable.

See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2024
Schedule of Investments — continued

(11)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At September 30, 2024, the aggregate value of these securities is $411,878 or less than 0.05% of the Fund's net assets.
(12)	Issuer is in default with respect to interest and/or principal payments and is non-income producing.
(13)	Security converts to variable rate after the indicated fixed-rate coupon period.
(14)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(15)	When-issued security.
(16)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(17)	This Senior Loan will settle after September 30, 2024, at which time the interest rate will be determined.
(18)	Unfunded or partially unfunded loan commitments. The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At September 30, 2024, the total value of unfunded loan commitments is $22,897. See Note 1F for description.
(19)	Build America Bond. Represents taxable municipal obligation issued pursuant to the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support.
(20)	TBA (To Be Announced) securities are purchased or sold on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount, which is not expected to differ significantly from the commitment amount, and maturity date are determined upon settlement.
(21)	May be deemed to be an affiliated company (see Note 8).
(22)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2024.
(23)	Represents investment of cash collateral received in connection with securities lending.

Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	160,291	CAD	219,830	UBS AG	10/22/24	$ —	$(2,331)
USD	190,577	EUR	174,350	UBS AG	10/22/24	—	(3,661)
						$ —	$(5,992)

See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2024
Schedule of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 2-Year Treasury Note	392	Long	12/31/24	$81,630,938	$164,291
U.S. 5-Year Treasury Note	296	Long	12/31/24	32,525,312	(75,216)
U.S. 10-Year Treasury Note	31	Long	12/19/24	3,542,719	6,423
U.S. Long Treasury Bond	111	Long	12/19/24	13,784,813	(29,201)
U.S. Ultra-Long Treasury Bond	22	Long	12/19/24	2,928,063	(11,111)
U.S. 10-Year Treasury Note	(6)	Short	12/19/24	(685,688)	(942)
U.S. Ultra 10-Year Treasury Note	(102)	Short	12/19/24	(12,066,281)	3,035
U.S. Ultra-Long Treasury Bond	(11)	Short	12/19/24	(1,464,031)	5,834
					$63,113
Restricted Securities
Description	Acquisition Dates	Cost
First Analysis Private Equity Fund IV LP	2/25/02-7/6/11	$0
GEEMF Partners LP	2/28/97	0
Global Environment Emerging Markets Fund LP	1/14/94-2/1/95	0
Learn Capital Venture Partners III LP, Common Stock	8/30/16-3/1/23	873,242
Lumni, Inc., Series B, Preferred	8/8/13	116,367
Neighborhood Bancorp, Class A, Common Stock	6/25/97	100,001
Solstice Capital LP	6/26/01-6/17/08	0
Wind Harvest International, Inc., Preferred	5/16/94	100,000

Abbreviations:
ADR	– American Depositary Receipt
DIP	– Debtor In Possession
OTC	– Over-the-counter
SOFR	– Secured Overnight Financing Rate
STACR	– Structured Agency Credit Risk
TBA	– To Be Announced

Currency Abbreviations:
CAD	– Canadian Dollar
EUR	– Euro
USD	– United States Dollar

See Notes to Financial Statements.

Calvert
Bond Fund
September 30, 2024
Schedule of Investments

Asset-Backed Securities — 12.2%

Security	Principal Amount* (000's omitted)		Value
AASET, Series 2024-1A, Class A1, 6.261%, 5/16/49(1)		3,690	$ 3,841,848
Coinstar Funding LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47(1)		5,486	4,883,655
Cologix Canadian Issuer LP, Series 2022-1CAN, Class C, 7.74%, 1/25/52(1)	CAD	5,300	3,735,139
Cologix Data Centers U.S. Issuer LLC:
Series 2021-1A, Class A2, 3.30%, 12/26/51(1)		13,910	13,194,012
Series 2021-1A, Class B, 3.79%, 12/26/51(1)		5,985	5,673,286
Conn's Receivables Funding LLC, Series 2022-A, Class C, 0.00%, 12/15/26(1)		5,157	4,854,062
DataBank Issuer LLC, Series 2021-2A, Class A2, 2.40%, 10/25/51(1)		5,184	4,894,181
DB Master Finance LLC:
Series 2017-1A, Class A2II, 4.03%, 11/20/47(1)		645	633,928
Series 2021-1A, Class A2I, 2.045%, 11/20/51(1)		8,884	8,428,673
Diamond Infrastructure Funding LLC:
Series 2021-1A, Class A, 1.76%, 4/15/49(1)		5,977	5,565,812
Series 2021-1A, Class C, 3.475%, 4/15/49(1)		1,193	1,108,993
Diamond Issuer LLC, Series 2021-1A, Class A, 2.305%, 11/20/51(1)		13,147	12,273,061
Driven Brands Funding LLC, Series 2019-1A, Class A2, 4.641%, 4/20/49(1)		5,397	5,350,675
Enterprise Fleet Financing LLC, Series 2023-1, Class A2, 5.51%, 1/22/29(1)		8,563	8,611,084
Federal National Mortgage Association Grantor Trust, Series 2017-T1, Class A, 2.898%, 6/25/27		1,939	1,870,290
FHF Issuer Trust, Series 2024-2A, Class A2, 5.89%, 6/15/30(1)		7,775	7,913,557
FMC GMSR Issuer Trust, Series 2022-GT2, Class A, 7.90%, 7/25/27(1)		6,200	6,399,004
FOCUS Brands Funding LLC, Series 2017-1A, Class A2II, 5.093%, 4/30/47(1)		1,155	1,151,693
GLS Auto Select Receivables Trust, Series 2024-2A, Class A2, 5.58%, 6/17/30(1)		3,595	3,643,019
Goddard Funding LLC, Series 2024-1A, Class A2, 6.834%, 10/30/54(1)		12,549	12,845,360
GoodLeap Sustainable Home Solutions Trust:
Series 2021-5CS, Class A, 2.31%, 10/20/48(1)		3,092	2,563,518
Series 2022-2CS, Class A, 4.00%, 4/20/49(1)		8,561	7,747,775
Horizon Aircraft Finance I Ltd., Series 2018-1, Class A, 4.458%, 12/15/38(1)		2,245	2,078,434
Horizon Aircraft Finance II Ltd., Series 2019-1, Class A, 3.721%, 7/15/39(1)		1,011	951,966
Horizon Aircraft Finance IV Ltd., Series 2024-1, Class A, 5.375%, 9/15/49(1)		14,000	14,004,439
Jersey Mike's Funding LLC, Series 2019-1A, Class A2, 4.433%, 2/15/50(1)		3,602	3,544,967
JPMorgan Chase Bank NA, Series 2021-3, Class B, 0.76%, 2/26/29(1)		566	558,382
Security	Principal Amount* (000's omitted)	Value
LAD Auto Receivables Trust:
Series 2023-1A, Class A2, 5.68%, 10/15/26(1)	675	$ 675,061
Series 2023-4A, Class A2, 6.21%, 10/15/26(1)	1,238	1,240,876
Series 2024-1A, Class A3, 5.23%, 1/18/28(1)	6,135	6,179,872
Loanpal Solar Loan Ltd., Series 2020-3GS, Class A, 2.47%, 12/20/47(1)	1,787	1,541,074
Lunar Aircraft Ltd.:
Series 2020-1A, Class B, 4.335%, 2/15/45(1)	561	534,989
Series 2020-1A, Class C, 6.413%, 2/15/45(1)	368	346,766
Marlette Funding Trust:
Series 2023-1A, Class B, 6.50%, 4/15/33(1)	1,519	1,527,854
Series 2023-3A, Class B, 6.71%, 9/15/33(1)	8,450	8,545,433
MetroNet Infrastructure Issuer LLC, Series 2024-1A, Class A2, 6.23%, 4/20/54(1)	5,129	5,294,216
Mosaic Solar Loan Trust:
Series 2019-1A, Class A, 4.37%, 12/21/43(1)	1,527	1,458,924
Series 2019-2A, Class B, 3.28%, 9/20/40(1)	4,990	4,542,396
Series 2020-1A, Class A, 2.10%, 4/20/46(1)	530	472,850
Series 2020-1A, Class B, 3.10%, 4/20/46(1)	444	391,846
Series 2020-2A, Class A, 1.44%, 8/20/46(1)	1,087	932,306
Series 2020-2A, Class B, 2.21%, 8/20/46(1)	1,354	1,124,921
Series 2022-2A, Class B, 5.13%, 1/21/53(1)	4,992	4,512,178
Mosaic Solar Loans LLC, Series 2017-1A, Class A, 4.45%, 6/20/42(1)	76	74,437
Navigator Aviation Ltd., Series 2024-1, Class A, 5.40%, 8/15/49(1)	13,187	13,201,137
Neighborly Issuer LLC, Series 2021-1A, Class A2, 3.584%, 4/30/51(1)	5,249	4,872,877
NextGear Floorplan Master Owner Trust, Series 2024-1A, Class A2, 5.12%, 3/15/29(1)	5,975	6,099,694
NRZ Excess Spread-Collateralized Notes, Series 2021-GNT1, Class A, 3.474%, 11/25/26(1)	2,768	2,661,297
OneMain Financial Issuance Trust, Series 2022-S1, Class A, 4.13%, 5/14/35(1)	12,113	12,054,022
Oportun Funding XIV LLC, Series 2021-A, Class B, 1.76%, 3/8/28(1)	406	397,728
Oportun Issuance Trust:
Series 2021-B, Class A, 1.47%, 5/8/31(1)	4,829	4,688,602
Series 2021-B, Class B, 1.96%, 5/8/31(1)	1,295	1,260,105
Series 2021-C, Class A, 2.18%, 10/8/31(1)	30,475	29,581,229
Series 2022-3, Class B, 8.533%, 1/8/30(1)	1,955	1,959,513
Oscar U.S. Funding XVI LLC, Series 2024-1A, Class A2, 5.48%, 2/10/27(1)	14,852	14,926,365
Pagaya AI Debt Selection Trust:
Series 2021-2, 3.00%, 1/25/29(1)	626	616,730
Series 2021-5, Class B, 2.63%, 8/15/29(1)	118	117,482
Series 2021-5, Class C, 3.93%, 8/15/29(1)	2,903	2,817,011
Series 2021-HG1, Class A, 1.22%, 1/16/29(1)	318	314,238
Planet Fitness Master Issuer LLC:
Series 2019-1A, Class A2, 3.858%, 12/5/49(1)	3,062	2,884,814
Series 2024-1A, Class A2I, 5.765%, 6/5/54(1)	11,096	11,378,588

See Notes to Financial Statements.

Calvert
Bond Fund
September 30, 2024
Schedule of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Retained Vantage Data Centers Issuer LLC, Series 2023-1A, Class A2A, 5.00%, 9/15/48(1)	11,853	$ 11,818,140
SBA Tower Trust, Series 2014-2A, Class C, 3.869% to 10/15/24, 10/15/49(1)(2)	3,300	3,297,746
ServiceMaster Funding LLC:
Series 2020-1, Class A2I, 2.841%, 1/30/51(1)	1,902	1,759,525
Series 2020-1, Class A2II, 3.337%, 1/30/51(1)	2,239	1,983,907
SERVPRO Master Issuer LLC:
Series 2019-1A, Class A2, 3.882%, 10/25/49(1)	10,313	10,072,287
Series 2024-1A, Class A2, 6.174%, 1/25/54(1)	3,592	3,699,470
SoFi Consumer Loan Program Trust, Series 2023-1S, Class A, 5.81%, 5/15/31(1)	45	44,904
SolarCity LMC I LLC, Series 2013-1, Class A, 4.80%, 11/20/38(1)	707	689,851
Sonic Capital LLC, Series 2020-1A, Class A2I, 3.845%, 1/20/50(1)	4,422	4,297,285
SpringCastle America Funding LLC, Series 2020-AA, Class A, 1.97%, 9/25/37(1)	2,203	2,045,279
Stack Infrastructure Issuer LLC, Series 2020-1A, Class A2, 1.893%, 8/25/45(1)	4,099	3,979,522
Subway Funding LLC, Series 2024-3A, Class A2I, 5.246%, 7/30/54(1)	4,498	4,507,509
Sunnova Helios II Issuer LLC:
Series 2019-AA, Class A, 3.75%, 6/20/46(1)	1,652	1,510,046
Series 2021-B, Class A, 1.62%, 7/20/48(1)	8,076	7,140,956
Sunnova Helios IV Issuer LLC, Series 2020-AA, Class A, 2.98%, 6/20/47(1)	2,908	2,607,184
Sunnova Helios V Issuer LLC, Series 2021-A, Class A, 1.80%, 2/20/48(1)	816	626,597
Sunnova Helios X Issuer LLC, Series 2022-C, Class B, 5.60%, 11/22/49(1)	6,295	5,960,434
Sunnova Helios XII Issuer LLC:
Series 2023-B, Class A, 5.30%, 8/22/50(1)	8,403	8,281,367
Series 2023-B, Class B, 5.60%, 8/22/50(1)	2,666	2,564,266
Sunnova Hestia I Issuer LLC, Series 2023-GRID1, Class 1A, 5.75%, 12/20/50(1)	2,817	2,910,767
Sunnova Sol II Issuer LLC:
Series 2020-2A, Class A, 2.73%, 11/1/55(1)	5,975	4,874,452
Series 2020-2A, Class B, 5.47%, 11/1/55(1)	1,996	1,600,049
Sunnova Sol Issuer LLC:
Series 2020-1A, Class A, 3.35%, 2/1/55(1)	1,269	1,095,785
Series 2020-1A, Class B, 5.54%, 2/1/55(1)	4,055	3,347,530
Sunrun Atlas Issuer LLC, Series 2019-2, Class A, 3.61%, 2/1/55(1)	2,522	2,364,308
Sunrun Demeter Issuer LLC, Series 2021-2A, Class A, 2.27%, 1/30/57(1)	3,624	3,146,990
Sunrun Jupiter Issuer LLC, Series 2022-1A, Class A, 4.75%, 7/30/57(1)	23,815	23,008,085
Sunrun Vulcan Issuer LLC, Series 2021-1A, Class A, 2.46%, 1/30/52(1)	2,930	2,440,492
Sunrun Xanadu Issuer LLC, Series 2019-1A, Class A, 3.98%, 6/30/54(1)	1,067	1,014,743
Security	Principal Amount* (000's omitted)	Value
Theorem Funding Trust, Series 2022-3A, Class A, 7.60%, 4/15/29(1)	716	$ 723,145
U.S. Small Business Administration, Series 2017-20E, Class 1, 2.88%, 5/1/37	2,569	2,415,079
Vantage Data Centers LLC:
Series 2020-2A, Class A2, 1.992%, 9/15/45(1)	10,830	9,943,985
Series 2021-1A, Class A2, 2.165%, 10/15/46(1)	3,726	3,537,213
Vivint Solar Financing VII LLC, Series 2020-1A, Class A, 2.21%, 7/31/51(1)	5,287	4,714,408
Willis Engine Structured Trust V:
Series 2020-A, Class B, 4.212%, 3/15/45(1)	1,840	1,700,122
Series 2020-A, Class C, 6.657%, 3/15/45(1)	480	452,237
Total Asset-Backed Securities (identified cost $454,086,163)		$443,723,909

Collateralized Mortgage Obligations — 4.8%

Security	Principal Amount (000's omitted)	Value
Bellemeade Re Ltd., Series 2021-3A, Class A2, 6.28%, (30-day SOFR Average + 1.00%), 9/25/31(1)(3)	$3,470	$ 3,473,120
Cascade MH Asset Trust, Series 2022-MH1, Class A, 4.25% to 7/25/27, 8/25/54(1)(2)	7,226	6,785,019
Champs Trust:
Series 2024-1, Class A, 8.39%, 7/25/59(1)	9,917	10,333,274
Series 2024-2, Class A, 14.782% to 9/25/27, 11/25/59(1)	6,564	6,871,254
CHNGE Mortgage Trust:
Series 2023-2, Class A3, 7.436% to 5/25/26, 6/25/58(1)(2)	3,993	4,081,192
Series 2023-4, Class A1, 7.573% to 8/25/26, 9/25/58(1)(2)	5,209	5,366,898
Federal Home Loan Mortgage Corp., Series 5324, Class MZ, 6.00%, 7/25/53	695	734,515
Federal Home Loan Mortgage Corp. STACR REMICS Trust:
Series 2019-DNA3, Class B2, 13.545%, (30-day SOFR Average + 8.264%), 7/25/49(1)(3)	2,905	3,337,495
Series 2021-DNA2, Class B1, 8.68%, (30-day SOFR Average + 3.40%), 8/25/33(1)(3)	7,095	8,004,316
Series 2021-DNA2, Class B2, 11.28%, (30-day SOFR Average + 6.00%), 8/25/33(1)(3)	4,000	4,729,633
Series 2022-DNA2, Class M1A, 6.58%, (30-day SOFR Average + 1.30%), 2/25/42(1)(3)	3,025	3,040,299
Series 2022-HQA1, Class M1A, 7.38%, (30-day SOFR Average + 2.10%), 3/25/42(1)(3)	740	748,618
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2019-R01, Class 2B1, 9.745%, (30-day SOFR Average + 4.464%), 7/25/31(1)(3)	10,365	11,242,232
Series 2019-R03, Class 1B1, 9.495%, (30-day SOFR Average + 4.214%), 9/25/31(1)(3)	4,093	4,369,892
Series 2019-R06, Class 2B1, 9.145%, (30-day SOFR Average + 3.864%), 9/25/39(1)(3)	18,396	19,217,871

See Notes to Financial Statements.

Calvert
Bond Fund
September 30, 2024
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association Connecticut Avenue Securities: (continued)
Series 2019-R07, Class 1B1, 8.795%, (30-day SOFR Average + 3.514%), 10/25/39(1)(3)	$8,678	$ 9,029,889
Series 2020-R01, Class 1B1, 8.645%, (30-day SOFR Average + 3.364%), 1/25/40(1)(3)	3,000	3,123,432
Series 2020-R02, Class 2B1, 8.395%, (30-day SOFR Average + 3.114%), 1/25/40(1)(3)	4,570	4,700,134
Series 2021-R01, Class 1B2, 11.28%, (30-day SOFR Average + 6.00%), 10/25/41(1)(3)	10,132	10,762,471
Series 2021-R02, Class 2B1, 8.58%, (30-day SOFR Average + 3.30%), 11/25/41(1)(3)	1,647	1,704,486
Government National Mortgage Association:
Series 2023-84, Class DL, 6.00%, 6/20/53	2,863	3,033,908
Series 2023-84, Class MW, 6.00%, 6/20/53	2,992	3,174,093
Series 2023-116, Class CY, 6.00%, 8/20/53	7,271	7,629,874
Series 2023-149, Class S, 5.414%, (21.45% - 30-day SOFR Average x 3.00), 10/20/53(4)	1,763	1,943,983
Series 2024-44, Class ML, 6.00%, 3/20/54	1,000	1,063,995
Series 2024-59, Class LG, 6.00%, 4/20/54	1,500	1,611,425
Home Re Ltd., Series 2021-1, Class M2, 8.245%, (30-day SOFR Average + 2.964%), 7/25/33(1)(3)	2,500	2,521,424
LHOME Mortgage Trust:
Series 2023-RTL3, Class A1, 8.00% to 3/25/26, 8/25/28(1)(2)	4,911	5,026,017
Series 2023-RTL4, Class A1, 7.628% to 8/25/25, 11/25/28(1)(2)	4,000	4,096,884
Series 2024-RTL1, Class A1, 7.017% to 8/25/26, 1/25/29(1)(2)	2,850	2,898,441
PNMAC GMSR Issuer Trust:
Series 2021-FT1, Class A, 7.97%, (1 mo. SOFR + 3.115%), 3/25/26(1)(3)	1,360	1,366,924
Series 2022-GT1, Class A, 9.53%, (30-day SOFR Average + 4.25%), 5/25/27(1)(3)	8,523	8,662,124
Series 2024-GT1, Class A, 8.055%, (1 mo. SOFR + 3.20%), 3/25/29(1)(3)	7,480	7,580,967
Total Collateralized Mortgage Obligations (identified cost $165,288,328)		$172,266,099

Commercial Mortgage-Backed Securities — 9.3%

Security	Principal Amount (000's omitted)	Value
BAMLL Commercial Mortgage Securities Trust:
Series 2019-BPR, Class DNM, 3.843%, 11/5/32(1)(5)	$9,685	$ 6,319,580
Series 2019-BPR, Class FNM, 3.843%, 11/5/32(1)(5)	4,805	1,059,685
BPR Trust, Series 2022-SSP, Class A, 8.097%, (1 mo. SOFR + 3.00%), 5/15/39(1)(3)	9,995	10,037,803
BX Commercial Mortgage Trust:
Series 2021-VOLT, Class B, 6.161%, (1 mo. SOFR + 1.064%), 9/15/36(1)(3)	10,584	10,492,747
Series 2021-VOLT, Class C, 6.311%, (1 mo. SOFR + 1.214%), 9/15/36(1)(3)	8,166	8,085,758
Security	Principal Amount (000's omitted)	Value
BX Commercial Mortgage Trust: (continued)
Series 2021-VOLT, Class D, 6.861%, (1 mo. SOFR + 1.764%), 9/15/36(1)(3)	$7,717	$ 7,642,912
CSMC Trust, Series 2021-BPNY, Class A, 8.926%, (1 mo. SOFR + 3.829%), 8/15/26(1)(3)	3,272	2,995,507
Extended Stay America Trust:
Series 2021-ESH, Class A, 6.292%, (1 mo. SOFR + 1.194%), 7/15/38(1)(3)	11,756	11,751,101
Series 2021-ESH, Class B, 6.592%, (1 mo. SOFR + 1.494%), 7/15/38(1)(3)	2,479	2,475,765
Series 2021-ESH, Class C, 6.912%, (1 mo. SOFR + 1.814%), 7/15/38(1)(3)	11,479	11,468,071
Federal Home Loan Mortgage Corp., Series 2024-P016, Class A1, 4.759%, 3/25/29(5)	6,255	6,350,434
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates:
Series KG02, Class A2, 2.412%, 8/25/29	19,890	18,562,293
Series KG08, Class A2, 4.134%, 5/25/33(5)	32,787	32,695,031
Series KSG1, Class A2, 1.503%, 9/25/30	4,386	3,821,095
Series KW06, Class A2, 3.80%, 6/25/28(5)	5,335	5,293,416
Series W5FX, Class AFX, 3.336%, 4/25/28(5)	1,896	1,853,476
Federal National Mortgage Association:
Series 2017-M13, Class A2, 3.033%, 9/25/27(5)	4,392	4,266,271
Series 2018-M4, Class A2, 3.159%, 3/25/28(5)	4,906	4,764,397
Series 2018-M13, Class A2, 3.866%, 9/25/30(5)	12,948	12,712,230
Series 2019-M1, Class A2, 3.661%, 9/25/28(5)	10,732	10,573,286
Series 2019-M22, Class A2, 2.522%, 8/25/29	10,704	10,011,744
Series 2020-M1, Class A2, 2.444%, 10/25/29	13,443	12,441,866
Series 2023-M1S, Class A2, 4.651%, 4/25/33(5)	16,881	17,229,355
Federal National Mortgage Association Multifamily Connecticut Avenue Securities Trust:
Series 2019-01, Class M10, 8.645%, (30-day SOFR Average + 3.364%), 10/25/49(1)(3)	7,627	7,682,764
Series 2020-01, Class M10, 9.145%, (30-day SOFR Average + 3.864%), 3/25/50(1)(3)	5,898	5,983,484
FS Commercial Mortgage Trust, Series 2023-4SZN, Class A, 7.066%, 11/10/39(1)	5,322	5,588,962
Great Wolf Trust, Series 2024-WLF2, Class A, 6.788%, (1 mo. SOFR + 1.691%), 5/15/41(1)(3)	10,857	10,875,837
Hawaii Hotel Trust, Series 2019-MAUI, Class A, 6.544%, (1 mo. SOFR + 1.447%), 5/15/38(1)(3)	16,052	16,032,081
HLTN Commercial Mortgage Trust:
Series 2024-DPLO, Class A, 6.738%, (1 mo. SOFR + 1.642%), 6/15/41(1)(3)	6,895	6,894,179
Series 2024-DPLO, Class C, 7.637%, (1 mo. SOFR + 2.54%), 6/15/41(1)(3)	6,660	6,677,005
HYT Commercial Mortgage Trust, Series 2024-RGCY, Class B, 7.437%, (1 mo. SOFR + 2.341%), 9/15/41(1)(3)	7,649	7,658,658
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2014-DSTY, Class B, 3.771%, 6/10/27(1)	2,335	294,023
Series 2014-DSTY, Class C, 3.931%, 6/10/27(1)(5)	385	20,207

See Notes to Financial Statements.

Calvert
Bond Fund
September 30, 2024
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
JW Commercial Mortgage Trust, Series 2024-MRCO, Class B, 7.023%, (1 mo. SOFR + 1.941%), 6/15/39(1)(3)	$7,420	$ 7,433,930
NYC Trust, Series 2024-3ELV, Class A, 7.088%, (1 mo. SOFR + 1.991%), 8/15/29(1)(3)	11,031	11,101,811
ORL Trust, Series 2023-GLKS, Class A, 7.447%, (1 mo. SOFR + 2.35%), 10/19/36(1)(3)	4,994	5,023,629
SDR Commercial Mortgage Trust, Series 2024-DSNY, Class A, 6.488%, (1 mo. SOFR + 1.392%), 5/15/39(1)(3)	10,331	10,301,688
TX Trust:
Series 2024-HOU, Class A, 6.688%, (1 mo. SOFR + 1.591%), 6/15/39(1)(3)	4,740	4,708,849
Series 2024-HOU, Class D, 8.336%, (1 mo. SOFR + 3.239%), 6/15/39(1)(3)	4,000	3,980,416
Series 2024-HOU, Class E, 9.484%, (1 mo. SOFR + 4.387%), 6/15/39(1)(3)	2,859	2,848,081
TYSN Mortgage Trust, Series 2023-CRNR, Class A, 6.799%, 12/10/33(1)(5)	8,652	9,211,475
WFLD Mortgage Trust:
Series 2014-MONT, Class B, 3.88%, 8/10/31(1)(5)	1,330	1,063,623
Series 2014-MONT, Class C, 3.88%, 8/10/31(1)(5)	2,700	1,644,555
Total Commercial Mortgage-Backed Securities (identified cost $349,775,256)		$337,929,080

Convertible Bonds — 0.2%

Security	Principal Amount (000's omitted)	Value
Communications — 0.0%(6)
Liberty Media Corp.-Liberty Formula One, 2.25%, 8/15/27	$900	$ 993,517
		$ 993,517
Consumer, Cyclical — 0.0%(6)
Ford Motor Co., 0.00%, 3/15/26	$875	$ 859,688
		$ 859,688
Consumer, Non-cyclical — 0.1%
BioMarin Pharmaceutical, Inc., 1.25%, 5/15/27(7)	$900	$ 858,825
Exact Sciences Corp., 1.75%, 4/15/31(1)	1,000	1,016,346
Jazz Investments I Ltd., 2.00%, 6/15/26	900	900,225
		$2,775,396
Energy — 0.0%(6)
NextEra Energy Partners LP, 2.50%, 6/15/26(1)(7)	$1,100	$1,038,078
		$1,038,078
Technology — 0.1%
Akamai Technologies, Inc., 1.125%, 2/15/29	$900	$916,650
ON Semiconductor Corp., 0.50%, 3/1/29(7)	900	913,275
Security	Principal Amount (000's omitted)	Value
Technology (continued)
Super Micro Computer, Inc., 0.00%, 3/1/29(1)	$800	$ 647,600
		$ 2,477,525
Total Convertible Bonds (identified cost $8,199,880)		$ 8,144,204

Corporate Bonds — 32.9%

Security	Principal Amount (000’s omitted)	Value
Basic Materials — 0.3%
Celanese U.S. Holdings LLC, 6.55%, 11/15/30	$5,100	$ 5,500,044
Compass Minerals International, Inc., 6.75%, 12/1/27(1)(7)	7,090	7,062,785
		$ 12,562,829
Communications — 0.8%
Arches Buyer, Inc., 4.25%, 6/1/28(1)(7)	$5,775	$ 5,319,360
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.80%, 3/1/50	24,621	18,861,353
SES GLOBAL Americas Holdings, Inc., 5.30%, 3/25/44(1)	2,440	1,963,448
SES SA, 5.30%, 4/4/43(1)	1,457	1,125,083
		$27,269,244
Consumer, Cyclical — 3.4%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(1)	$6,418	$6,404,789
Aptiv PLC/Aptiv Global Financing DAC:
4.65%, 9/13/29	6,220	6,193,892
5.15%, 9/13/34(7)	5,322	5,242,241
Delta Air Lines, Inc./SkyMiles IP Ltd.:
4.50%, 10/20/25(1)	2,125	2,112,416
4.75%, 10/20/28(1)	4,954	4,949,597
Ferrellgas LP/Ferrellgas Finance Corp., 5.875%, 4/1/29(1)	8,000	7,492,959
Ford Motor Credit Co. LLC:
5.125%, 6/16/25	5,425	5,424,146
5.303%, 9/6/29	4,864	4,843,653
7.122%, 11/7/33	4,439	4,800,597
7.20%, 6/10/30	2,030	2,188,164
7.35%, 11/4/27	6,678	7,092,857
7.35%, 3/6/30	4,488	4,862,017
General Motors Financial Co., Inc.:
5.60%, 6/18/31	7,500	7,704,854
5.80%, 1/7/29	4,030	4,192,973
5.95%, 4/4/34	5,585	5,782,316
Hyundai Capital America, 5.30%, 6/24/29(1)	3,404	3,506,235
Lithia Motors, Inc.:
3.875%, 6/1/29(1)(7)	4,400	4,109,725
4.375%, 1/15/31(1)	7,749	7,216,479

See Notes to Financial Statements.

Calvert
Bond Fund
September 30, 2024
Schedule of Investments — continued

Security	Principal Amount (000’s omitted)	Value
Consumer, Cyclical (continued)
PetSmart, Inc./PetSmart Finance Corp., 4.75%, 2/15/28(1)	$8,191	$ 7,860,478
Tapestry, Inc.:
7.00%, 11/27/26	1,031	1,067,085
7.35%, 11/27/28	7,907	8,312,565
WarnerMedia Holdings, Inc., 4.279%, 3/15/32(7)	14,616	12,988,651
		$ 124,348,689
Consumer, Non-cyclical — 2.2%
AbbVie, Inc., 5.50%, 3/15/64	$4,761	$ 5,087,777
Ashtead Capital, Inc.:
4.00%, 5/1/28(1)	514	501,439
4.25%, 11/1/29(1)	3,524	3,430,631
5.95%, 10/15/33(1)	7,500	7,904,511
Bristol-Myers Squibb Co., 5.65%, 2/22/64	8,954	9,496,446
Centene Corp.:
2.50%, 3/1/31	6,085	5,235,386
3.375%, 2/15/30	2,435	2,245,731
4.25%, 12/15/27	2,693	2,647,061
Conservation Fund, 3.474%, 12/15/29	3,965	3,725,393
CVS Pass-Through Trust, 6.036%, 12/10/28	898	914,030
Doris Duke Charitable Foundation, 2.345%, 7/1/50	10,210	6,505,589
Ford Foundation, 2.415%, 6/1/50	6,560	4,339,092
Kaiser Foundation Hospitals, 3.15%, 5/1/27	4,091	4,010,979
Kroger Co.:
4.90%, 9/15/31	6,651	6,696,245
5.00%, 9/15/34	4,319	4,356,710
LifePoint Health, Inc., 9.875%, 8/15/30(1)	6,000	6,613,525
President and Fellows of Harvard College, 3.619%, 10/1/37	1,000	920,626
Smithfield Foods, Inc.:
2.625%, 9/13/31(1)	4,632	3,927,617
3.00%, 10/15/30(1)	1,114	999,099
		$79,557,887
Energy — 0.6%
Raizen Fuels Finance SA:
5.70%, 1/17/35(1)	$2,185	$2,188,824
6.45%, 3/5/34(1)	3,485	3,690,758
6.95%, 3/5/54(1)	2,250	2,402,908
TerraForm Power Operating LLC:
4.75%, 1/15/30(1)	5,174	4,956,268
5.00%, 1/31/28(1)	7,060	6,990,371
		$20,229,129
Financial — 20.0%
ABN AMRO Bank NV, 6.339% to 9/18/26, 9/18/27(1)(8)	$5,700	$5,902,245
AIB Group PLC, 6.608% to 9/13/28, 9/13/29(1)(8)	3,328	3,562,595
Aircastle Ltd./Aircastle Ireland DAC, 5.75%, 10/1/31(1)	8,397	8,638,001
Alliant Holdings Intermediate LLC/Alliant Holdings Co.-Issuer, 7.00%, 1/15/31(1)	7,600	7,815,635
Security	Principal Amount (000’s omitted)	Value
Financial (continued)
Ally Financial, Inc.:
2.20%, 11/2/28	$14,383	$ 12,946,853
4.70% to 5/15/26(8)(9)	11,472	10,033,013
6.848% to 1/3/29, 1/3/30(8)	5,850	6,179,628
American Assets Trust LP, 3.375%, 2/1/31	2,454	2,135,249
American National Group, Inc.:
5.75%, 10/1/29(10)	6,890	6,934,528
6.144%, 6/13/32(1)	6,355	6,325,726
Andrew W. Mellon Foundation, 0.947%, 8/1/27	5,050	4,672,707
Antares Holdings LP, 6.50%, 2/8/29(1)	7,800	7,927,845
Apollo Debt Solutions BDC, 6.70%, 7/29/31(1)(7)	12,058	12,427,480
Banco Santander SA:
4.175% to 3/24/27, 3/24/28(8)	1,200	1,188,815
5.294%, 8/18/27	2,800	2,864,965
5.439%, 7/15/31	3,800	3,975,619
6.35%, 3/14/34(7)	7,200	7,713,256
9.625% to 11/21/28(8)(9)	4,000	4,455,208
Bank of America Corp.:
2.456% to 10/22/24, 10/22/25(8)	8,268	8,253,441
3.419% to 12/20/27, 12/20/28(8)	13,510	13,145,607
3.824% to 1/20/27, 1/20/28(8)	16,117	15,944,357
5.468% to 1/23/34, 1/23/35(8)	10,255	10,788,138
5.819% to 9/15/28, 9/15/29(8)	6,153	6,477,065
5.933% to 9/15/26, 9/15/27(8)	13,485	13,890,720
Bank of Nova Scotia, 8.00% to 1/27/29, 1/27/84(8)	7,705	8,274,075
BBVA Bancomer SA:
1.875%, 9/18/25(1)	5,136	4,999,967
5.125% to 1/18/28, 1/18/33(1)(8)	3,686	3,508,740
8.125% to 1/8/34, 1/8/39(1)(8)	9,539	10,117,903
Blackstone Private Credit Fund, 6.25%, 1/25/31(1)	7,515	7,724,376
Blue Owl Credit Income Corp.:
6.60%, 9/15/29(1)(7)	2,575	2,642,659
7.75%, 1/15/29	5,000	5,335,232
BlueHub Loan Fund, Inc., 3.099%, 1/1/30	9,400	8,638,858
BNP Paribas SA, 7.75% to 8/16/29(1)(7)(8)(9)	13,325	14,070,414
BPCE SA, 5.716% to 1/18/29, 1/18/30(1)(8)	5,000	5,166,067
Broadstone Net Lease LLC, 2.60%, 9/15/31	3,193	2,692,185
Brookfield Finance, Inc., 5.675%, 1/15/35	13,916	14,613,210
CaixaBank SA:
5.673% to 3/15/29, 3/15/30(1)(8)	2,771	2,878,542
6.84% to 9/13/33, 9/13/34(1)(8)	7,770	8,673,867
Capital One Financial Corp., 4.20%, 10/29/25	2,950	2,930,041
Charles Schwab Corp., 6.136% to 8/24/33, 8/24/34(8)	12,717	13,907,830
CI Financial Corp., 3.20%, 12/17/30	10,506	8,906,273
Citigroup, Inc., 4.00% to 12/10/25(8)(9)	3,895	3,823,154
COPT Defense Properties LP, 2.90%, 12/1/33	8,716	7,304,859
Credit Agricole SA:
6.251% to 1/10/34, 1/10/35(1)(8)	15,450	16,495,468
6.316% to 10/3/28, 10/3/29(1)(8)	3,203	3,407,075

See Notes to Financial Statements.

Calvert
Bond Fund
September 30, 2024
Schedule of Investments — continued

Security	Principal Amount (000’s omitted)	Value
Financial (continued)
Enact Holdings, Inc., 6.25%, 5/28/29	$12,985	$ 13,489,402
EPR Properties:
3.60%, 11/15/31	2,180	1,945,258
3.75%, 8/15/29	7,415	6,937,899
4.50%, 6/1/27	1,355	1,335,594
4.95%, 4/15/28	6,313	6,259,197
Essent Group Ltd., 6.25%, 7/1/29	7,545	7,874,994
Global Atlantic Fin Co.:
3.125%, 6/15/31(1)	13,342	11,731,378
6.75%, 3/15/54(1)	3,564	3,795,700
7.95%, 6/15/33(1)	3,581	4,089,898
7.95% to 7/15/29, 10/15/54(1)(8)	7,412	7,755,413
HA Sustainable Infrastructure Capital, Inc., 6.375%, 7/1/34(1)	24,353	24,939,976
HAT Holdings I LLC/HAT Holdings II LLC:
3.375%, 6/15/26(1)	3,150	3,052,617
3.75%, 9/15/30(1)(7)	3,425	3,095,338
Intesa Sanpaolo SpA:
7.00%, 11/21/25(1)	2,208	2,261,663
8.248% to 11/21/32, 11/21/33(1)(8)	12,290	14,277,238
Jefferies Financial Group, Inc., 6.20%, 4/14/34	11,634	12,459,490
JPMorgan Chase & Co.:
5.581% to 4/22/29, 4/22/30(8)	30,492	32,010,919
5.766% to 4/22/34, 4/22/35(8)	5,750	6,198,593
KeyBank NA, 5.00%, 1/26/33(7)	13,591	13,472,527
KeyCorp, 6.277%, (SOFR + 1.25%), 5/23/25(3)	3,885	3,891,370
Liberty Mutual Group, Inc., 4.125% to 9/15/26, 12/15/51(1)(8)	11,471	10,854,671
LPL Holdings, Inc.:
4.00%, 3/15/29(1)	7,750	7,421,962
6.00%, 5/20/34	4,857	5,079,354
Nuveen LLC, 5.85%, 4/15/34(1)	8,756	9,277,111
PNC Financial Services Group, Inc., 6.875% to 10/20/33, 10/20/34(8)	2,675	3,064,073
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc., 3.875%, 3/1/31(1)	8,074	7,441,161
Societe Generale SA:
5.634% to 1/19/29, 1/19/30(1)(8)	17,521	17,961,233
8.50% to 3/25/34(1)(8)(9)	7,629	7,784,593
Stifel Financial Corp., 4.00%, 5/15/30	4,782	4,595,931
Swedbank AB:
5.407%, 3/14/29(1)	3,525	3,653,315
6.136%, 9/12/26(1)	8,620	8,904,605
Synchrony Bank, 5.40%, 8/22/25	3,488	3,496,277
Synchrony Financial, 4.50%, 7/23/25	9,400	9,347,743
Synovus Bank/Columbus, GA:
4.00% to 10/29/25, 10/29/30(8)	6,445	5,929,361
5.625%, 2/15/28	4,830	4,857,808
Texas Capital Bancshares, Inc., 4.00% to 5/6/26, 5/6/31(8)	3,024	2,872,064
Toronto-Dominion Bank, 8.125% to 10/31/27, 10/31/82(8)	12,137	13,051,062
Security	Principal Amount (000’s omitted)	Value
Financial (continued)
TPG Operating Group II LP, 5.875%, 3/5/34	$15,250	$ 16,273,299
U.S. Bancorp:
5.678% to 1/23/34, 1/23/35(8)	16,664	17,670,855
5.85% to 10/21/32, 10/21/33(8)	11,195	11,945,506
UBS Group AG:
4.375% to 2/10/31(1)(8)(9)	2,686	2,345,393
9.016% to 11/15/32, 11/15/33(1)(8)	2,382	3,011,779
9.25% to 11/13/33(1)(8)(9)	7,000	8,272,838
UniCredit SpA:
2.569% to 9/22/25, 9/22/26(1)(8)	6,576	6,429,685
5.459% to 6/30/30, 6/30/35(1)(8)	4,317	4,249,296
Ventas Realty LP, 5.625%, 7/1/34	9,866	10,387,747
		$727,362,677
Government - Multinational — 3.1%
Asian Infrastructure Investment Bank:
4.125%, 1/18/29	$7,205	$7,344,075
4.25%, 3/13/34	14,385	14,794,671
European Investment Bank, 3.25%, 11/15/27	44,000	43,576,406
Inter-American Development Bank, 3.50%, 9/14/29	7,300	7,257,146
International Bank for Reconstruction & Development:
3.875%, 2/14/30	12,000	12,129,254
4.00%, 1/10/31	28,000	28,436,485
		$113,538,037
Industrial — 0.6%
Arrow Electronics, Inc., 5.15%, 8/21/29	$7,894	$8,020,464
MasTec, Inc., 5.90%, 6/15/29	7,315	7,640,905
Trivium Packaging Finance BV, 5.50%, 8/15/26(1)	7,073	7,051,669
		$22,713,038
Technology — 1.7%
Cloud Software Group, Inc., 6.50%, 3/31/29(1)	$7,000	$6,970,680
Concentrix Corp., 6.60%, 8/2/28(7)	22,532	23,516,639
Kyndryl Holdings, Inc.:
3.15%, 10/15/31	800	703,402
6.35%, 2/20/34(7)	13,675	14,625,442
Playtika Holding Corp., 4.25%, 3/15/29(1)	7,783	7,149,436
Seagate HDD Cayman, 9.625%, 12/1/32	6,112	7,101,901
		$60,067,500
Utilities — 0.2%
Clearway Energy Operating LLC, 3.75%, 1/15/32(1)	$2,429	$2,199,976
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 8/15/28(1)	5,126	4,962,879
		$7,162,855
Total Corporate Bonds (identified cost $1,174,935,911)		$1,194,811,885

See Notes to Financial Statements.

Calvert
Bond Fund
September 30, 2024
Schedule of Investments — continued

Exchange-Traded Funds — 0.1%

Security	Shares	Value
Fixed-Income Funds — 0.1%
Calvert Ultra-Short Investment Grade ETF(11)	47,000	$ 2,382,900
Total Exchange-Traded Funds (identified cost $2,387,790)		$ 2,382,900

High Social Impact Investments — 0.2%

Security	Principal Amount (000's omitted)	Value
Calvert Impact Capital, Inc., Community Investment Notes, 5.00%, 12/15/28(12)(13)	$5,000	$ 5,068,950
Calvert Impact Capital, Inc., Community Investment Notes, 5.00%, 9/20/29(12)(13)	3,500	3,552,710
Total High Social Impact Investments (identified cost $8,500,000)		$ 8,621,660

Preferred Stocks — 0.2%

Security	Shares	Value
Real Estate Management & Development — 0.1%
Brookfield Property Partners LP:
Series A, 5.75%	97,843	$ 1,448,076
Series A2, 6.375%	211,400	3,445,820
		$ 4,893,896
Wireless Telecommunication Services — 0.1%
U.S. Cellular Corp., 5.50%	102,136	$ 2,274,569
		$ 2,274,569
Total Preferred Stocks (identified cost $10,509,717)		$ 7,168,465

Senior Floating-Rate Loans — 2.4%(14)

Borrower/Description	Principal Amount (000's omitted)	Value
Aerospace and Defense — 0.1%
Dynasty Acquisition Co., Inc.:
Term Loan, 8.345%, (SOFR + 3.50%), 8/24/28	$3,959	$ 3,966,205
Term Loan, 8.345%, (SOFR + 3.50%), 8/24/28	1,526	1,529,266
		$ 5,495,471
Building Products — 0.1%
Standard Industries, Inc., Term Loan, 6.92%, (SOFR + 2.00%), 9/22/28	$3,682	$ 3,694,961
		$ 3,694,961
Borrower/Description	Principal Amount (000's omitted)	Value
Commercial Services & Supplies — 0.1%
Covanta Holding Corp.:
Term Loan, 11/30/28(15)	$2,370	$ 2,375,466
Term Loan, 11/30/28(15)	130	129,807
Prime Security Services Borrower LLC, Term Loan, 7.445%, (SOFR + 2.25%), 10/13/30	2,494	2,494,034
		$ 4,999,307
Construction & Engineering — 0.1%
APi Group DE, Inc., Term Loan, 6.845%, (SOFR + 2.00%), 1/3/29	$2,500	$ 2,502,010
		$ 2,502,010
Financial Services — 0.1%
CPI Holdco B LLC, Term Loan, 6.845%, (SOFR + 2.00%), 5/19/31	$2,500	$2,490,625
		$2,490,625
Health Care Equipment & Supplies — 0.1%
Medline Borrower LP, Term Loan, 7.595%, (SOFR + 2.75%), 10/23/28	$5,479	$5,486,898
		$5,486,898
Insurance — 0.4%
AmWINS Group, Inc., Term Loan, 7.21%, (SOFR + 2.25%), 2/19/28	$5,478	$5,475,749
HUB International Ltd., Term Loan, 8.225%, (SOFR + 3.00%), 6/20/30	2,985	2,984,087
USI, Inc., Term Loan, 7.354%, (SOFR + 2.75%), 11/22/29	5,479	5,468,949
		$13,928,785
IT Services — 0.3%
Informatica LLC, Term Loan, 10/27/28(15)	$5,500	$5,498,856
Sedgwick Claims Management Services, Inc., Term Loan, 8.252%, (SOFR + 3.00%), 7/31/31	5,492	5,488,991
		$10,987,847
Life Sciences Tools & Services — 0.1%
Avantor Funding, Inc., Term Loan, 6.945%, (SOFR + 2.00%), 11/8/27	$2,946	$2,966,212
ICON Luxembourg SARL, Term Loan, 6.604%, (SOFR + 2.00%), 7/3/28	770	774,852
PRA Health Sciences, Inc., Term Loan, 6.604%, (SOFR + 2.00%), 7/3/28	192	193,055
		$3,934,119
Machinery — 0.3%
Gates Global LLC:
Term Loan, 3/31/27(15)	$3,000	$3,007,500
Term Loan, 6/4/31(15)	2,500	2,507,387

See Notes to Financial Statements.

Calvert
Bond Fund
September 30, 2024
Schedule of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Machinery (continued)
TK Elevator U.S. Newco, Inc., Term Loan, 8.588%, (SOFR + 3.50%), 4/30/30	$5,379	$ 5,397,695
		$ 10,912,582
Metals/Mining — 0.1%
Zekelman Industries, Inc., Term Loan, 7.17%, (SOFR + 2.25%), 1/24/31	$2,487	$ 2,494,479
		$ 2,494,479
Professional Services — 0.1%
Trans Union LLC, Term Loan, 6.845%, (SOFR + 2.00%), 12/1/28	$5,485	$ 5,488,801
		$ 5,488,801
Software — 0.2%
CCC Intelligent Solutions, Inc., Term Loan, 7.21%, (SOFR + 2.25%), 9/21/28	$2,494	$2,497,226
Epicor Software Corp.:
Term Loan, 5/30/31(15)	2,237	2,241,442
Term Loan, 5/30/31(15)	262	262,985
McAfee LLC, Term Loan, 8.451%, (SOFR + 3.25%), 3/1/29	2,494	2,487,710
		$7,489,363
Specialty Retail — 0.1%
Les Schwab Tire Centers, Term Loan, 4/23/31(15)	$2,500	$2,503,905
		$2,503,905
Trading Companies & Distributors — 0.2%
Avolon TLB Borrower 1 (U.S.) LLC, Term Loan, 6.961%, (SOFR + 2.00%), 6/24/30	$5,485	$5,505,531
		$5,505,531
Total Senior Floating-Rate Loans (identified cost $88,147,979)		$87,914,684

Sovereign Government Bonds — 1.0%

Security	Principal Amount (000’s omitted)	Value
Kreditanstalt fuer Wiederaufbau:
1.00%, 10/1/26	$12,000	$ 11,387,046
4.375%, 2/28/34	22,344	23,277,073
Total Sovereign Government Bonds (identified cost $33,791,587)		$ 34,664,119

Taxable Municipal Obligations — 1.3%

Security	Principal Amount (000's omitted)	Value
General Obligations — 0.3%
Commonwealth of Massachusetts, 5.456%, 12/1/39(16)	$750	$ 794,993
Massachusetts, Green Bonds, 3.277%, 6/1/46	4,770	4,001,410
New York City, NY, 5.206%, 10/1/31(16)	1,030	1,050,713
San Francisco City and County, CA, (Social Bonds - Affordable Housing, 2016), 3.921%, 6/15/39	3,085	2,838,354
		$ 8,685,470
Special Tax Revenue — 0.7%
California Health Facilities Financing Authority, (No Place Like Home Program):
Social Bonds, 2.361%, 6/1/26	$5,565	$ 5,412,129
Social Bonds, 2.484%, 6/1/27	3,980	3,833,218
Social Bonds, 2.534%, 6/1/28	4,980	4,740,213
Social Bonds, 2.584%, 6/1/29	2,715	2,552,426
Social Bonds, 2.984%, 6/1/33	3,060	2,762,629
Social Bonds, 3.034%, 6/1/34	2,195	1,953,550
Connecticut, Special Tax Revenue, 5.459%, 11/1/30(16)	3,340	3,433,687
		$24,687,852
Water and Sewer — 0.3%
District of Columbia Water & Sewer Authority, Green Bonds, 4.814%, 10/1/2114	$1,170	$1,132,525
Narragansett Bay Commission, RI, Wastewater System Revenue:
Green Bonds, 2.094%, 9/1/30	2,495	2,239,337
Green Bonds, 2.184%, 9/1/31	1,985	1,752,993
Green Bonds, 2.264%, 9/1/32	1,780	1,546,321
Green Bonds, 2.344%, 9/1/33	1,945	1,660,758
San Diego County Water Authority, CA:
Green Bonds, 1.531%, 5/1/30	2,130	1,878,511
Green Bonds, 1.701%, 5/1/31	1,925	1,672,498
		$11,882,943
Total Taxable Municipal Obligations (identified cost $49,327,775)		$45,256,265

U.S. Government Agencies and Instrumentalities — 0.5%

Security	Principal Amount (000's omitted)	Value
U.S. Department of Housing and Urban Development:
2.738%, 8/1/25	$2,726	$ 2,686,536
3.435%, 8/1/34	3,105	2,864,457
3.485%, 8/1/35	1,745	1,605,364
3.535%, 8/1/36	929	852,420
3.585%, 8/1/37	3,215	2,931,021
3.635%, 8/1/38	657	598,523

See Notes to Financial Statements.

Calvert
Bond Fund
September 30, 2024
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
U.S. International Development Finance Corp.:
1.79%, 10/15/29	$1,285	$ 1,213,804
2.36%, 10/15/29	1,064	1,019,227
3.52%, 9/20/32	3,721	3,646,079
Total U.S. Government Agencies and Instrumentalities (identified cost $19,196,464)		$ 17,417,431

U.S. Government Agency Mortgage-Backed Securities — 25.9%

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
3.50%, 3/1/48	$1,173	$ 1,107,213
5.00%, with various maturities to 2054	11,228	11,226,803
5.50%, with various maturities to 2054	30,548	30,935,093
6.00%, with various maturities to 2053	15,878	16,248,608
Federal National Mortgage Association:
2.00%, 4/1/51	3,214	2,713,735
2.68%, 7/1/26	2,822	2,760,095
3.00%, with various maturities to 2049	6,886	6,265,256
4.00%, with various maturities to 2048	6,387	6,214,667
5.00%, 1/1/54	2,801	2,801,010
5.50%, with various maturities to 2054	111,522	112,919,098
Government National Mortgage Association II:
2.50%, with various maturities to 2051	15,744	13,745,987
6.00%, with various maturities to 2053	10,983	11,280,520
6.50%, with various maturities to 2053	3,672	3,821,492
Uniform Mortgage-Backed Security:
4.00%, 30-Year, TBA(17)	9,638	9,258,881
4.50%, 30-Year, TBA(17)	26,150	25,715,784
5.00%, 30-Year, TBA(17)	289,397	289,215,627
5.50%, 30-Year, TBA(17)	389,758	394,371,156
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $945,873,212)		$940,601,025

U.S. Treasury Obligations — 16.9%

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bonds:
3.625%, 5/15/53	$9,576	$ 8,717,153
4.00%, 11/15/42	190,820	187,838,438
4.00%, 11/15/52	19,701	19,176,445
4.25%, 2/15/54	1,440	1,467,288
4.50%, 2/15/44	17,112	17,860,650
4.625%, 5/15/44	7,215	7,649,027
4.75%, 11/15/53	485	536,310
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Notes:
3.625%, 5/31/28	$1,179	$ 1,181,072
3.75%, 12/31/28	8,000	8,055,156
4.00%, 2/15/34	16,133	16,414,067
4.125%, 7/31/28	1,007	1,026,747
4.125%, 3/31/29	13,530	13,839,710
4.25%, 2/28/29	7,869	8,089,086
4.375%, 8/31/28	11,566	11,901,685
4.375%, 5/15/34	36,025	37,739,002
4.50%, 5/31/29	62,422	64,929,853
4.625%, 9/15/26	13,929	14,180,919
4.875%, 11/30/25	157,420	159,166,378
4.875%, 4/30/26	25,700	26,142,723
4.875%, 5/31/26	6,895	7,022,531
Total U.S. Treasury Obligations (identified cost $594,236,781)		$612,934,240

Short-Term Investments — 12.8%
Affiliated Fund — 5.0%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.83%(18)	181,877,046	$ 181,877,046
Total Affiliated Fund (identified cost $181,877,046)		$ 181,877,046
Securities Lending Collateral — 1.2%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 5.02%(19)	45,779,848	$ 45,779,848
Total Securities Lending Collateral (identified cost $45,779,848)		$ 45,779,848

U.S. Treasury Obligations — 6.6%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bills:
0.00%, 11/7/24	$119,708	$ 119,132,173

See Notes to Financial Statements.

Calvert
Bond Fund
September 30, 2024
Schedule of Investments — continued

U.S. Treasury Obligations (continued)
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bills: (continued)
0.00%, 11/14/24	$119,935	$ 119,254,982
Total U.S. Treasury Obligations (identified cost $238,277,282)		$ 238,387,155
Total Short-Term Investments (identified cost $465,934,176)		$ 466,044,049
Total Investments — 120.7% (identified cost $4,370,191,019)		$4,379,880,015

Other Assets, Less Liabilities — (20.7)%	$ (750,766,452)
Net Assets — 100.0%	$3,629,113,563

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
*	In U.S. dollars unless otherwise indicated.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2024, the aggregate value of these securities is $1,228,524,469 or 33.9% of the Fund's net assets.
(2)	Step coupon security. Interest rate represents the rate in effect at September 30, 2024.
(3)	Variable rate security. The stated interest rate represents the rate in effect at September 30, 2024.
(4)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at September 30, 2024.
(5)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2024.
(6)	Amount is less than 0.05%.
(7)	All or a portion of this security was on loan at September 30, 2024. The aggregate market value of securities on loan at September 30, 2024 was $58,209,936.
(8)	Security converts to variable rate after the indicated fixed-rate coupon period.
(9)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(10)	When-issued security.
(11)	Affiliated fund (see Note 8).
(12)	May be deemed to be an affiliated company (see Note 8).
(13)	Restricted security. Total market value of restricted securities amounts to $8,621,660, which represents 0.2% of the net assets of the Fund as of September 30, 2024.
(14)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(15)	This Senior Loan will settle after September 30, 2024, at which time the interest rate will be determined.
(16)	Build America Bond. Represents taxable municipal obligation issued pursuant to the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support.
(17)	TBA (To Be Announced) securities are purchased or sold on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount, which is not expected to differ significantly from the commitment amount, and maturity date are determined upon settlement.
(18)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2024.
(19)	Represents investment of cash collateral received in connection with securities lending.

Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	3,863,172	CAD	5,298,108	UBS AG	10/22/24	$ —	$(56,176)
						$ —	$(56,176)

See Notes to Financial Statements.

Calvert
Bond Fund
September 30, 2024
Schedule of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 2-Year Treasury Note	2,390	Long	12/31/24	$497,698,829	$959,519
U.S. 5-Year Treasury Note	4,566	Long	12/31/24	501,724,924	8,975
U.S. 10-Year Treasury Note	486	Long	12/19/24	55,540,688	101,765
U.S. Long Treasury Bond	631	Long	12/19/24	78,362,313	(205,486)
U.S. Ultra-Long Treasury Bond	514	Long	12/19/24	68,410,187	(354,144)
U.S. Ultra 10-Year Treasury Note	(967)	Short	12/19/24	(114,393,078)	2,359
					$512,988
Restricted Securities
Description	Acquisition Dates	Cost
Calvert Impact Capital, Inc., Community Investment Notes, 5.00%, 12/15/28	12/15/23	$5,000,000
Calvert Impact Capital, Inc., Community Investment Notes, 5.00%, 9/20/29	9/20/24	3,500,000

Abbreviations:
OTC	– Over-the-counter
SOFR	– Secured Overnight Financing Rate
STACR	– Structured Agency Credit Risk
TBA	– To Be Announced

Currency Abbreviations:
CAD	– Canadian Dollar
USD	– United States Dollar

See Notes to Financial Statements.

Calvert
Equity Fund
September 30, 2024
Schedule of Investments

Common Stocks — 97.0%

Security	Shares	Value
Capital Markets — 9.2%
Charles Schwab Corp.	675,212	$ 43,760,490
Intercontinental Exchange, Inc.	988,528	158,797,138
Moody's Corp.	165,675	78,627,698
MSCI, Inc.	132,995	77,526,775
S&P Global, Inc.	532,842	275,276,834
		$ 633,988,935
Chemicals — 7.5%
Air Products and Chemicals, Inc.	288,861	$ 86,005,474
Ecolab, Inc.	881,282	225,017,733
Linde PLC	430,105	205,099,870
		$516,123,077
Commercial Services & Supplies — 1.3%
Veralto Corp.	778,709	$87,106,389
		$87,106,389
Consumer Staples Distribution & Retail — 2.2%
Costco Wholesale Corp.	79,304	$70,304,582
Dollar General Corp.	950,703	80,400,953
		$150,705,535
Containers & Packaging — 0.8%
Ball Corp.	830,195	$56,378,542
		$56,378,542
Electronic Equipment, Instruments & Components — 3.9%
Amphenol Corp., Class A	3,163,410	$206,127,796
TE Connectivity PLC	435,681	65,783,474
		$271,911,270
Entertainment — 0.9%
Electronic Arts, Inc.	459,529	$65,914,840
		$65,914,840
Financial Services — 12.5%
Fiserv, Inc.(1)	713,669	$128,210,636
Mastercard, Inc., Class A	666,921	329,325,590
PayPal Holdings, Inc.(1)	1,141,499	89,071,167
Visa, Inc., Class A	1,161,997	319,491,075
		$866,098,468
Health Care Equipment & Supplies — 1.7%
IDEXX Laboratories, Inc.(1)	137,204	$69,318,205
Intuitive Surgical, Inc.(1)	97,018	47,662,033
		$116,980,238
Security	Shares	Value
Hotels, Restaurants & Leisure — 1.1%
Starbucks Corp.	774,829	$ 75,538,079
		$ 75,538,079
Insurance — 2.5%
Aon PLC, Class A	173,608	$ 60,066,632
Marsh & McLennan Cos., Inc.	502,864	112,183,930
		$ 172,250,562
Interactive Media & Services — 4.1%
Alphabet, Inc., Class C	1,683,896	$ 281,530,572
		$281,530,572
IT Services — 6.3%
Accenture PLC, Class A	206,744	$73,079,869
Gartner, Inc.(1)	451,263	228,682,038
VeriSign, Inc.(1)	724,887	137,699,535
		$439,461,442
Life Sciences Tools & Services — 12.1%
Agilent Technologies, Inc.	745,889	$110,749,599
Danaher Corp.	1,185,072	329,473,717
Thermo Fisher Scientific, Inc.	533,179	329,808,534
West Pharmaceutical Services, Inc.	229,877	68,999,880
		$839,031,730
Machinery — 4.0%
IDEX Corp.	450,491	$96,630,319
Xylem, Inc.	1,344,051	181,487,207
		$278,117,526
Personal Care Products — 0.8%
Estee Lauder Cos., Inc., Class A	586,361	$58,454,328
		$58,454,328
Pharmaceuticals — 3.9%
Zoetis, Inc.	1,370,502	$267,768,681
		$267,768,681
Professional Services — 3.3%
Verisk Analytics, Inc.	859,360	$230,274,106
		$230,274,106
Software — 9.1%
Adobe, Inc.(1)	191,260	$99,030,603
Intuit, Inc.	367,594	228,275,874
Microsoft Corp.	697,052	299,941,475
		$627,247,952

See Notes to Financial Statements.

Calvert
Equity Fund
September 30, 2024
Schedule of Investments — continued

Security	Shares	Value
Specialized REITs — 4.0%
American Tower Corp.	912,299	$ 212,164,255
Crown Castle, Inc.	561,536	66,615,016
		$ 278,779,271
Specialty Retail — 4.9%
O'Reilly Automotive, Inc.(1)	57,776	$ 66,534,842
TJX Cos., Inc.	2,299,656	270,301,566
		$ 336,836,408
Textiles, Apparel & Luxury Goods — 0.9%
NIKE, Inc., Class B	732,750	$64,775,100
		$64,775,100
Venture Capital — 0.0%(2)
20/20 Gene Systems, Inc.(1)(3)(4)	73,397	$187,162
Digital Directions International, Inc.(1)(3)(4)	354,389	0
Ivy Capital (Proprietary) Ltd.(1)(3)(4)	950,000	15,396
		$202,558
Total Common Stocks (identified cost $3,139,180,390)		$6,715,475,609

Preferred Stocks — 0.0%(2)

Security	Shares	Value
Venture Capital — 0.0%(2)
Entouch:
Series C(1)(3)(4)	2,628,278	$ 265,719
Series C-1(1)(3)(4)	1,023,444	179,614
Sword Diagnostics(1)(3)(4)	1,264,108	0
Total Preferred Stocks (identified cost $918,761)		$ 445,333

Venture Capital Limited Partnership Interests — 0.2%

Security	Value
Accion Frontier Inclusion Fund LP(1)(3)(4)	$ 2,301,889
Adobe Capital Social Mezzanine I LP(1)(3)(4)	8,691
Africa Renewable Energy Fund LP(1)(3)(4)	758,270
Arborview Capital Partners LP(1)(3)(4)	512,660
Bridges Ventures U.S. Sustainable Growth Fund LP(1)(3)(4)	119,291
Coastal Ventures III LP(1)(3)(4)	417,164
Core Innovations Capital I LP(1)(3)(4)	1,325,632
Security	Value
Cross Culture Ventures I LP(1)(3)(4)	$ 887,447
DBL Equity Fund BAEF II LP(1)(3)(4)	1,316,422
DBL Partners III LP(1)(3)(4)	1,360,082
First Analysis Private Equity Fund V LP(1)(3)(4)	781,727
Impact Ventures II LP(1)(3)(4)	170,347
LeapFrog Financial Inclusion Fund(1)(3)(4)	3,529
New Markets Education Partner LP(1)(3)(4)	25,831
New Markets Venture Partners II LP(1)(3)(4)	42,122
Owl Ventures LP(1)(3)(4)	907,162
Renewable Energy Asia Fund LP(1)(3)(4)	44,426
SEAF India International Growth Fund LP(1)(3)(4)	0
SJF Ventures II LP, Preferred(1)(3)(4)	47,597
SJF Ventures III LP(1)(3)(4)	452,258
Westly Capital Partners Fund II LP(1)(3)(4)	107,614
Total Venture Capital Limited Partnership Interests (identified cost $7,004,810)	$11,590,161

Short-Term Investments — 2.8%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.83%(5)	195,144,544	$ 195,144,544
Total Short-Term Investments (identified cost $195,144,544)		$ 195,144,544
Total Investments — 100.0% (identified cost $3,342,248,505)		$6,922,655,647
Other Assets, Less Liabilities — (0.0)%(2)		$ (3,237,350)
Net Assets — 100.0%		$6,919,418,297

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	Amount is less than 0.05% or (0.05)%, as applicable.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).
(4)	Restricted security. Total market value of restricted securities amounts to $12,238,052, which represents 0.2% of the net assets of the Fund as of September 30, 2024.
(5)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2024.

Restricted Securities
Description	Acquisition Dates	Cost
20/20 Gene Systems, Inc.	8/1/08-8/27/13	$166,889
Accion Frontier Inclusion Fund LP	11/12/15-12/6/23	786,621

See Notes to Financial Statements.

Calvert
Equity Fund
September 30, 2024
Schedule of Investments — continued

Restricted Securities — continued
Description	Acquisition Dates	Cost
Adobe Capital Social Mezzanine I LP	2/8/13-1/23/24	$303,133
Africa Renewable Energy Fund LP	4/17/14-7/18/22	997,030
Arborview Capital Partners LP	11/13/12-12/7/21	14,610
Bridges Ventures U.S. Sustainable Growth Fund LP	6/18/16-10/27/23	409,116
Coastal Ventures III LP	7/30/12-1/9/19	88,585
Core Innovations Capital I LP	1/6/11-6/30/17	0
Cross Culture Ventures I LP	2/24/16-9/30/24	371,152
DBL Equity Fund BAEF II LP	3/30/11-8/2/16	564,959
DBL Partners III LP	1/16/15-4/28/22	870,896
Digital Directions International, Inc.	7/2/08-7/15/09	683,778
Entouch, Series C, Preferred	2/3/16	350,000
Entouch, Series C-1, Preferred	10/11/17-11/5/19	136,289
First Analysis Private Equity Fund V LP	6/7/13-6/13/18	0
Impact Ventures II LP	9/8/10-2/5/18	638,988
Ivy Capital (Proprietary) Ltd.	9/12/12-5/14/14	557,372
LeapFrog Financial Inclusion Fund	1/20/10-1/23/19	0
New Markets Education Partner LP	9/27/11-6/1/21	0
New Markets Venture Partners II LP	7/21/08-5/3/16	0
Owl Ventures LP	7/10/14-7/5/24	10,000
Renewable Energy Asia Fund LP	9/29/10-1/5/17	1,753,943
SEAF India International Growth Fund LP	3/22/05-5/24/10	195,777
SJF Ventures II LP, Preferred	2/14/06-11/20/12	0
SJF Ventures III LP	2/6/12-7/14/17	0
Sword Diagnostics, Preferred	12/26/06-11/9/10	432,472
Westly Capital Partners Fund II LP	12/27/11-4/16/21	0

Abbreviations:
REITs	– Real Estate Investment Trusts

See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2024
Statements of Assets and Liabilities

	September 30, 2024
	Balanced Fund	Bond Fund	Equity Fund
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $1,039,160,713, $4,177,426,183 and $3,147,103,961, respectively) - including $18,351,538, $58,209,936 and $0, respectively, of securities on loan	$1,403,380,675	$4,186,998,409	$6,727,511,103
Investments in securities of affiliated issuers, at value (identified cost $48,316,470, $192,764,836 and $195,144,544, respectively)	48,318,036	192,881,606	195,144,544
Cash	59,149	—	9,340
Cash denominated in foreign currency, at value (cost $230, $726,086 and $0, respectively)	229	731,553	—
Deposits at broker for futures contracts	1,521,900	13,263,100	—
Deposits for forward commitment securities	—	2,030,000	—
Receivable for investments sold	1,592,218	13,201,282	—
Receivable for forward purchase commitment	38,011,700	216,984,873	—
Receivable for capital shares sold	893,855	7,178,516	3,841,423
Dividends and interest receivable	3,332,427	29,321,651	1,903,713
Dividends and interest receivable - affiliated	93,532	875,580	807,534
Securities lending income receivable	8,785	15,339	—
Tax reclaims receivable	8,638	—	—
Receivable from affiliate	—	148,171	—
Trustees' deferred compensation plan	476,365	737,908	1,636,365
Total assets	$1,497,697,509	$4,664,367,988	$6,930,854,022
Liabilities
Payable for variation margin on open futures contracts	$298,499	$3,126,779	$ —
Payable for open forward foreign currency exchange contracts	5,992	56,176	—
Due to custodian	—	948,607	—
Payable for investments purchased	4,270,625	26,127,500	—
Payable for when-issued/delayed delivery/forward commitment securities	138,149,016	947,114,239	—
Payable for capital shares redeemed	703,958	8,115,937	4,654,715
Distributions payable	—	1,065,611	—
Deposits for securities loaned	5,091,583	45,779,848	—
Payable to affiliates:
Investment advisory fee	417,998	843,414	2,342,495
Administrative fee	130,840	353,279	678,221
Distribution and service fees	219,725	63,909	561,705
Sub-transfer agency fee	40,625	18,822	72,496
Trustees' deferred compensation plan	476,365	737,908	1,636,365
Payable for transfer agency fees and expenses	171,798	502,260	956,750
Accrued expenses	205,421	400,136	532,978
Total liabilities	$150,182,445	$1,035,254,425	$11,435,725
Commitments and contingent liabilities (Note 10)
Net Assets	$1,347,515,064	$3,629,113,563	$6,919,418,297
Sources of Net Assets
Paid-in capital	$939,683,104	$3,851,198,440	$2,914,656,973
Distributable earnings (accumulated loss)	407,831,960	(222,084,877)	4,004,761,324
Net Assets	$1,347,515,064	$3,629,113,563	$6,919,418,297

See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2024
Statements of Assets and Liabilities — continued

	September 30, 2024
	Balanced Fund	Bond Fund	Equity Fund
Class A Shares
Net Assets	$898,874,647	$343,119,678	$2,240,593,491
Shares Outstanding	19,637,464	23,072,521	26,104,841
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$45.77	$14.87	$85.83
Maximum Offering Price Per Share (100 ÷ 94.75, 96.75 and 94.75, respectively, of net asset value per share)	$48.31	$15.37	$90.59
Class C Shares
Net Assets	$53,976,943	$9,997,193	$128,240,513
Shares Outstanding	1,229,179	677,047	3,197,801
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$43.91	$14.77	$40.10
Class I Shares
Net Assets	$288,263,080	$2,632,247,725	$3,797,446,425
Shares Outstanding	6,143,941	176,655,714	37,009,742
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$46.92	$14.90	$102.61
Class R6 Shares
Net Assets	$106,400,394	$643,748,967	$753,137,868
Shares Outstanding	2,269,514	43,250,186	7,359,583
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$46.88	$14.88	$102.33

On sales of $50,000 ($100,000 for Bond Fund) or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2024
Statements of Operations

	Year Ended September 30, 2024
	Balanced Fund	Bond Fund	Equity Fund
Investment Income
Dividend income (net of foreign taxes withheld of $31,383, $52,146 and $0, respectively)	$7,155,802	$647,267	$65,744,418
Dividend income - affiliated issuers	1,476,184	6,683,650	8,174,313
Interest income	20,699,615	153,063,172	10,460
Interest income - affiliated issuers	85,089	577,999	24,574
Securities lending income, net	19,369	78,433	—
Other income	14,016	218,019	—
Total investment income	$29,450,075	$161,268,540	$73,953,765
Expenses
Investment advisory fee	$4,694,802	$9,021,462	$28,744,473
Administrative fee	1,446,789	3,691,640	8,238,232
Distribution and service fees:
Class A	1,958,289	637,903	5,416,537
Class C	528,071	95,268	1,286,532
Trustees' fees and expenses	73,489	191,333	413,288
Custodian fees	39,248	64,870	107,473
Transfer agency fees and expenses	968,359	2,364,276	4,895,414
Accounting fees	339,211	537,952	908,389
Professional fees	93,863	115,349	224,421
Registration fees	93,255	265,212	217,947
Reports to shareholders	81,511	149,466	321,327
Miscellaneous	80,860	274,881	264,776
Total expenses	$10,397,747	$17,409,612	$51,038,809
Waiver and/or reimbursement of expenses by affiliates	$(41,360)	$(799,928)	$(228,961)
Net expenses	$10,356,387	$16,609,684	$50,809,848
Net investment income	$19,093,688	$144,658,856	$23,143,917
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$48,932,895	$(57,978,622)	$465,074,867
Investment securities - affiliated issuers	5,934	—	—
Futures contracts	1,505,294	13,770,638	—
Foreign currency transactions	(3,349)	314	—
Forward foreign currency exchange contracts	12,110	138,098	—
Net realized gain (loss)	$50,452,884	$(44,069,572)	$465,074,867
Change in unrealized appreciation (depreciation):
Investment securities	$235,040,864	$271,809,697	$1,116,510,582
Investment securities - affiliated issuers	89,550	414,234	109,269
Futures contracts	522,299	7,557,498	—
Foreign currency	551	36,654	—
Forward foreign currency exchange contracts	(15,348)	(132,939)	—
Net change in unrealized appreciation (depreciation)	$235,637,916	$279,685,144	$1,116,619,851
Net realized and unrealized gain	$286,090,800	$235,615,572	$1,581,694,718
Net increase in net assets from operations	$305,184,488	$380,274,428	$1,604,838,635

See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2024
Statements of Changes in Net Assets

	Year Ended September 30, 2024
	Balanced Fund	Bond Fund	Equity Fund
Increase (Decrease) in Net Assets
From operations:
Net investment income	$19,093,688	$144,658,856	$23,143,917
Net realized gain (loss)	50,452,884	(44,069,572)	465,074,867
Net change in unrealized appreciation (depreciation)	235,637,916	279,685,144	1,116,619,851
Net increase in net assets from operations	$305,184,488	$380,274,428	$1,604,838,635
Distributions to shareholders:
Class A	$(12,356,329)	$(14,332,061)	$(38,765,254)
Class C	(425,924)	(351,212)	(4,551,157)
Class I	(4,325,537)	(102,861,831)	(65,350,307)
Class R6	(1,607,609)	(26,587,366)	(13,284,481)
Total distributions to shareholders	$(18,715,399)	$(144,132,470)	$(121,951,199)
Capital share transactions:
Class A	$(22,857,669)	$14,850,249	$(217,662,652)
Class C	(8,737,772)	(432,452)	(18,168,820)
Class I	12,843,476	581,945,526	(750,712,555)
Class R6	12,327,763	123,992,438	(84,520,827)
Net increase (decrease) in net assets from capital share transactions	$(6,424,202)	$720,355,761	$(1,071,064,854)
Net increase in net assets	$280,044,887	$956,497,719	$411,822,582
Net Assets
At beginning of year	$1,067,470,177	$2,672,615,844	$6,507,595,715
At end of year	$1,347,515,064	$3,629,113,563	$6,919,418,297

See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2024
Statements of Changes in Net Assets — continued

	Year Ended September 30, 2023
	Balanced Fund	Bond Fund	Equity Fund
Increase (Decrease) in Net Assets
From operations:
Net investment income	$17,205,790	$105,334,068	$21,366,487
Net realized gain (loss)	4,887,277	(134,990,343)	107,990,774
Net change in unrealized appreciation (depreciation)	89,118,195	80,872,887	689,599,868
Net increase in net assets from operations	$111,211,262	$51,216,612	$818,957,129
Distributions to shareholders:
Class A	$(25,264,420)	$(11,698,380)	$(63,852,007)
Class C	(1,462,486)	(289,225)	(7,963,077)
Class I	(7,987,947)	(72,324,272)	(96,218,038)
Class R6	(2,397,546)	(21,446,626)	(15,708,813)
Total distributions to shareholders	$(37,112,399)	$(105,758,503)	$(183,741,935)
Capital share transactions:
Class A	$(10,830,672)	$3,877,980	$(14,882,958)
Class C	(4,774,580)	587,820	(355,304)
Class I	(11,750,348)	254,651,246	449,223,697
Class R6	17,574,555	10,997,909	175,056,534
Net increase (decrease) in net assets from capital share transactions	$(9,781,045)	$270,114,955	$609,041,969
Net increase in net assets	$64,317,818	$215,573,064	$1,244,257,163
Net Assets
At beginning of year	$1,003,152,359	$2,457,042,780	$5,263,338,552
At end of year	$1,067,470,177	$2,672,615,844	$6,507,595,715

See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2024
Financial Highlights

	Balanced Fund — Class A
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$36.00	$33.56	$42.36	$37.18	$34.28
Income (Loss) From Operations
Net investment income(1)	$0.64	$0.57	$0.40	$0.30	$0.41
Net realized and unrealized gain (loss)	9.76	3.12	(5.91)	5.77	3.67
Total income (loss) from operations	$10.40	$3.69	$(5.51)	$6.07	$4.08
Less Distributions
From net investment income	$(0.63)	$(0.91)	$(0.41)	$(0.30)	$(0.42)
From net realized gain	—	(0.34)	(2.88)	(0.59)	(0.76)
Total distributions	$(0.63)	$(1.25)	$(3.29)	$(0.89)	$(1.18)
Net asset value — End of year	$45.77	$36.00	$33.56	$42.36	$37.18
Total Return(2)	29.02%	11.11%	(14.40)%	16.48%	12.22%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$898,875	$728,372	$688,402	$823,892	$686,408
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.90%	0.92%	0.91%	0.90%	0.93%
Net expenses	0.90%(4)	0.92%(4)	0.91%(4)	0.90%	0.93%
Net investment income	1.54%	1.57%	1.03%	0.73%	1.17%
Portfolio Turnover	153%(5)	106%(5)	85%(5)	95%(5)	98%(5)

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2024, 2023 and 2022).
(5)	Includes the effect of To Be Announced (TBA) transactions.

See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2024
Financial Highlights — continued

	Balanced Fund — Class C
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$34.56	$32.27	$40.85	$35.90	$33.14
Income (Loss) From Operations
Net investment income (loss)(1)	$0.31	$0.28	$0.10	$(0.01)	$0.14
Net realized and unrealized gain (loss)	9.37	3.00	(5.68)	5.56	3.55
Total income (loss) from operations	$9.68	$3.28	$(5.58)	$5.55	$3.69
Less Distributions
From net investment income	$(0.33)	$(0.65)	$(0.12)	$(0.01)	$(0.17)
From net realized gain	—	(0.34)	(2.88)	(0.59)	(0.76)
Total distributions	$(0.33)	$(0.99)	$(3.00)	$(0.60)	$(0.93)
Net asset value — End of year	$43.91	$34.56	$32.27	$40.85	$35.90
Total Return(2)	28.07%	10.25%	(15.05)%	15.59%	11.39%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$53,977	$50,105	$51,250	$67,292	$65,760
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.66%	1.68%	1.67%	1.66%	1.69%
Net expenses	1.66%(4)	1.68%(4)	1.67%(4)	1.66%	1.68%
Net investment income (loss)	0.78%	0.81%	0.26%	(0.03)%	0.42%
Portfolio Turnover	153%(5)	106%(5)	85%(5)	95%(5)	98%(5)

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2024, 2023 and 2022).
(5)	Includes the effect of To Be Announced (TBA) transactions.

See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2024
Financial Highlights — continued

	Balanced Fund — Class I
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$36.88	$34.35	$43.28	$37.97	$34.97
Income (Loss) From Operations
Net investment income(1)	$0.75	$0.67	$0.50	$0.40	$0.50
Net realized and unrealized gain (loss)	10.02	3.20	(6.05)	5.90	3.76
Total income (loss) from operations	$10.77	$3.87	$(5.55)	$6.30	$4.26
Less Distributions
From net investment income	$(0.73)	$(1.00)	$(0.50)	$(0.40)	$(0.50)
From net realized gain	—	(0.34)	(2.88)	(0.59)	(0.76)
Total distributions	$(0.73)	$(1.34)	$(3.38)	$(0.99)	$(1.26)
Net asset value — End of year	$46.92	$36.88	$34.35	$43.28	$37.97
Total Return(2)	29.35%	11.37%	(14.20)%	16.75%	12.55%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$288,263	$215,983	$211,957	$315,744	$212,490
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.66%	0.68%	0.67%	0.66%	0.69%
Net expenses	0.66%(4)	0.68%(4)	0.67%(4)	0.66%	0.68%
Net investment income	1.78%	1.81%	1.25%	0.96%	1.41%
Portfolio Turnover	153%(5)	106%(5)	85%(5)	95%(5)	98%(5)

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2024, 2023 and 2022).
(5)	Includes the effect of To Be Announced (TBA) transactions.

See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2024
Financial Highlights — continued

	Balanced Fund — Class R6
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$36.85	$34.33	$43.27	$37.95	$34.98
Income (Loss) From Operations
Net investment income(1)	$0.78	$0.69	$0.57	$0.42	$0.51
Net realized and unrealized gain (loss)	10.00	3.19	(6.10)	5.91	3.75
Total income (loss) from operations	$10.78	$3.88	$(5.53)	$6.33	$4.26
Less Distributions
From net investment income	$(0.75)	$(1.02)	$(0.53)	$(0.42)	$(0.53)
From net realized gain	—	(0.34)	(2.88)	(0.59)	(0.76)
Total distributions	$(0.75)	$(1.36)	$(3.41)	$(1.01)	$(1.29)
Net asset value — End of year	$46.88	$36.85	$34.33	$43.27	$37.95
Total Return(2)	29.42%	11.42%	(14.14)%	16.82%	12.57%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$106,400	$73,010	$51,544	$11,184	$4,298
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.61%	0.62%	0.61%	0.61%	0.65%
Net expenses	0.61%(4)	0.62%(4)	0.61%(4)	0.61%	0.64%
Net investment income	1.83%	1.87%	1.51%	1.01%	1.43%
Portfolio Turnover	153%(5)	106%(5)	85%(5)	95%(5)	98%(5)

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2024, 2023 and 2022).
(5)	Includes the effect of To Be Announced (TBA) transactions.

See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2024
Financial Highlights — continued

	Bond Fund — Class A
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$13.77	$14.02	$16.91	$17.01	$16.67
Income (Loss) From Operations
Net investment income(1)	$0.64	$0.54	$0.35	$0.31	$0.37
Net realized and unrealized gain (loss)	1.10	(0.25)	(2.69)	0.12	0.50
Total income (loss) from operations	$1.74	$0.29	$(2.34)	$0.43	$0.87
Less Distributions
From net investment income	$(0.64)	$(0.54)	$(0.35)	$(0.32)	$(0.38)
From net realized gain	—	—	(0.20)	(0.21)	(0.15)
Total distributions	$(0.64)	$(0.54)	$(0.55)	$(0.53)	$(0.53)
Net asset value — End of year	$14.87	$13.77	$14.02	$16.91	$17.01
Total Return(2)	12.93%	2.03%	(14.15)%	2.61%	5.32%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$343,120	$303,884	$305,654	$375,792	$327,252
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.75%	0.76%	0.75%	0.74%	0.76%
Net expenses	0.73%(4)	0.73%(4)	0.73%(4)	0.73%	0.73%
Net investment income	4.51%	3.80%	2.21%	1.84%	2.21%
Portfolio Turnover	320%(5)	209%(5)	122%(5)	163%(5)	153%(5)

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund and in other affiliated funds (equal to less than 0.01% of average daily net assets for the year ended September 30, 2024 and less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
(5)	Includes the effect of To Be Announced (TBA) transactions.

See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2024
Financial Highlights — continued

	Bond Fund — Class C
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$13.67	$13.92	$16.79	$16.89	$16.55
Income (Loss) From Operations
Net investment income(1)	$0.53	$0.42	$0.22	$0.18	$0.23
Net realized and unrealized gain (loss)	1.09	(0.24)	(2.66)	0.12	0.50
Total income (loss) from operations	$1.62	$0.18	$(2.44)	$0.30	$0.73
Less Distributions
From net investment income	$(0.52)	$(0.43)	$(0.23)	$(0.19)	$(0.24)
From net realized gain	—	—	(0.20)	(0.21)	(0.15)
Total distributions	$(0.52)	$(0.43)	$(0.43)	$(0.40)	$(0.39)
Net asset value — End of year	$14.77	$13.67	$13.92	$16.79	$16.89
Total Return(2)	12.09%	1.21%	(14.83)%	1.80%	4.50%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$9,997	$9,684	$9,289	$13,768	$16,215
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.55%	1.56%	1.55%	1.54%	1.56%
Net expenses	1.53%(4)	1.53%(4)	1.53%(4)	1.53%	1.53%
Net investment income	3.70%	3.00%	1.39%	1.05%	1.41%
Portfolio Turnover	320%(5)	209%(5)	122%(5)	163%(5)	153%(5)

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund and in other affiliated funds (equal to less than 0.01% of average daily net assets for the year ended September 30, 2024 and less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
(5)	Includes the effect of To Be Announced (TBA) transactions.

See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2024
Financial Highlights — continued

	Bond Fund — Class I
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$13.80	$14.05	$16.94	$17.04	$16.70
Income (Loss) From Operations
Net investment income(1)	$0.68	$0.57	$0.38	$0.35	$0.40
Net realized and unrealized gain (loss)	1.09	(0.25)	(2.68)	0.12	0.50
Total income (loss) from operations	$1.77	$0.32	$(2.30)	$0.47	$0.90
Less Distributions
From net investment income	$(0.67)	$(0.57)	$(0.39)	$(0.36)	$(0.41)
From net realized gain	—	—	(0.20)	(0.21)	(0.15)
Total distributions	$(0.67)	$(0.57)	$(0.59)	$(0.57)	$(0.56)
Net asset value — End of year	$14.90	$13.80	$14.05	$16.94	$17.04
Total Return(2)	13.14%	2.24%	(13.95)%	2.81%	5.52%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,632,248	$1,882,715	$1,668,531	$1,709,504	$1,379,529
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.55%	0.56%	0.55%	0.54%	0.56%
Net expenses	0.53%(4)	0.53%(4)	0.53%(4)	0.53%	0.53%
Net investment income	4.71%	4.01%	2.43%	2.04%	2.40%
Portfolio Turnover	320%(5)	209%(5)	122%(5)	163%(5)	153%(5)

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund and in other affiliated funds (equal to less than 0.01% of average daily net assets for the year ended September 30, 2024 and less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
(5)	Includes the effect of To Be Announced (TBA) transactions.

See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2024
Financial Highlights — continued

	Bond Fund — Class R6
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$13.78	$14.03	$16.93	$17.03	$16.69
Income (Loss) From Operations
Net investment income(1)	$0.68	$0.58	$0.40	$0.36	$0.41
Net realized and unrealized gain (loss)	1.10	(0.25)	(2.70)	0.12	0.50
Total income (loss) from operations	$1.78	$0.33	$(2.30)	$0.48	$0.91
Less Distributions
From net investment income	$(0.68)	$(0.58)	$(0.40)	$(0.37)	$(0.42)
From net realized gain	—	—	(0.20)	(0.21)	(0.15)
Total distributions	$(0.68)	$(0.58)	$(0.60)	$(0.58)	$(0.57)
Net asset value — End of year	$14.88	$13.78	$14.03	$16.93	$17.03
Total Return(2)	13.23%	2.31%	(13.96)%	2.89%	5.66%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$643,749	$476,333	$473,569	$321,472	$270,643
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.48%	0.48%	0.48%	0.47%	0.49%
Net expenses	0.46%(4)	0.46%(4)	0.46%(4)	0.46%	0.46%
Net investment income	4.78%	4.06%	2.55%	2.11%	2.48%
Portfolio Turnover	320%(5)	209%(5)	122%(5)	163%(5)	153%(5)

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund and in other affiliated funds (equal to less than 0.01% of average daily net assets for the year ended September 30, 2024 and less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
(5)	Includes the effect of To Be Announced (TBA) transactions.

See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2024
Financial Highlights — continued

	Equity Fund — Class A
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$69.17	$62.23	$77.18	$63.00	$53.94
Income (Loss) From Operations
Net investment income (loss)(1)	$0.14	$0.12	$(0.02)	$(0.04)	$0.01
Net realized and unrealized gain (loss)	17.89	9.03	(11.98)	16.02	10.64
Total income (loss) from operations	$18.03	$9.15	$(12.00)	$15.98	$10.65
Less Distributions
From net investment income	$(0.14)	$ —	$ —	$ —	$(0.02)
From net realized gain	(1.23)	(2.21)	(2.95)	(1.80)	(1.57)
Total distributions	$(1.37)	$(2.21)	$(2.95)	$(1.80)	$(1.59)
Net asset value — End of year	$85.83	$69.17	$62.23	$77.18	$63.00
Total Return(2)	26.34%	14.83%	(16.35)%	25.87%	20.27%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,240,593	$1,996,462	$1,807,406	$2,278,654	$1,896,037
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.90%	0.91%	0.91%	0.91%	0.94%
Net expenses	0.90%(4)	0.91%(4)	0.91%(4)	0.91%	0.94%
Net investment income (loss)	0.18%	0.18%	(0.03)%	(0.06)%	0.01%
Portfolio Turnover	9%	10%	7%	13%	16%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2024, 2023 and 2022).

See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2024
Financial Highlights — continued

	Equity Fund — Class C
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$33.12	$31.03	$40.04	$33.61	$29.67
Income (Loss) From Operations
Net investment loss(1)	$(0.21)	$(0.19)	$(0.29)	$(0.30)	$(0.22)
Net realized and unrealized gain (loss)	8.45	4.46	(5.89)	8.39	5.70
Total income (loss) from operations	$8.24	$4.27	$(6.18)	$8.09	$5.48
Less Distributions
From net investment income	$(0.03)	$ —	$ —	$ —	$ —
From net realized gain	(1.23)	(2.18)	(2.83)	(1.66)	(1.54)
Total distributions	$(1.26)	$(2.18)	$(2.83)	$(1.66)	$(1.54)
Net asset value — End of year	$40.10	$33.12	$31.03	$40.04	$33.61
Total Return(2)	25.37%	13.99%	(16.96)%	24.92%	19.38%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$128,241	$122,005	$114,234	$149,033	$138,072
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.65%	1.66%	1.65%	1.66%	1.69%
Net expenses	1.65%(4)	1.66%(4)	1.65%(4)	1.66%	1.69%
Net investment loss	(0.57)%	(0.57)%	(0.78)%	(0.81)%	(0.74)%
Portfolio Turnover	9%	10%	7%	13%	16%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2024, 2023 and 2022).

See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2024
Financial Highlights — continued

	Equity Fund — Class I
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$82.38	$73.71	$90.83	$73.80	$62.89
Income (Loss) From Operations
Net investment income(1)	$0.40	$0.35	$0.19	$0.16	$0.17
Net realized and unrealized gain (loss)	21.35	10.71	(14.20)	18.81	12.46
Total income (loss) from operations	$21.75	$11.06	$(14.01)	$18.97	$12.63
Less Distributions
From net investment income	$(0.29)	$(0.17)	$(0.08)	$(0.13)	$(0.15)
From net realized gain	(1.23)	(2.22)	(3.03)	(1.81)	(1.57)
Total distributions	$(1.52)	$(2.39)	$(3.11)	$(1.94)	$(1.72)
Net asset value — End of year	$102.61	$82.38	$73.71	$90.83	$73.80
Total Return(2)	26.66%	15.12%	(16.14)%	26.19%	20.57%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,797,446	$3,713,256	$2,895,475	$3,142,730	$2,863,128
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.65%	0.66%	0.65%	0.66%	0.69%
Net expenses	0.65%(4)	0.66%(4)	0.65%(4)	0.66%	0.69%
Net investment income	0.43%	0.43%	0.22%	0.19%	0.26%
Portfolio Turnover	9%	10%	7%	13%	16%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2024, 2023 and 2022).

See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2024
Financial Highlights — continued

	Equity Fund — Class R6
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$82.17	$73.53	$90.64	$73.67	$62.80
Income (Loss) From Operations
Net investment income(1)	$0.46	$0.40	$0.25	$0.23	$0.21
Net realized and unrealized gain (loss)	21.29	10.68	(14.16)	18.74	12.44
Total income (loss) from operations	$21.75	$11.08	$(13.91)	$18.97	$12.65
Less Distributions
From net investment income	$(0.36)	$(0.22)	$(0.17)	$(0.19)	$(0.21)
From net realized gain	(1.23)	(2.22)	(3.03)	(1.81)	(1.57)
Total distributions	$(1.59)	$(2.44)	$(3.20)	$(2.00)	$(1.78)
Net asset value — End of year	$102.33	$82.17	$73.53	$90.64	$73.67
Total Return(2)	26.73%	15.21%	(16.09)%	26.28%	20.65%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$753,138	$675,873	$446,224	$456,674	$248,096
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.58%	0.59%	0.59%	0.60%	0.63%
Net expenses	0.58%(4)	0.59%(4)	0.59%(4)	0.60%	0.63%
Net investment income	0.50%	0.49%	0.29%	0.27%	0.32%
Portfolio Turnover	9%	10%	7%	13%	16%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2024, 2023 and 2022).

See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Balanced Fund (Balanced), Calvert Bond Fund (Bond) and Calvert Equity Fund (Equity) (each a Fund and collectively, the Funds) are diversified series of Calvert Social Investment Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of Balanced is to seek to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity. The investment objective of Bond is to seek to provide as high a level of current income as is consistent with preservation of capital through investment in bonds and other debt securities. The investment objective of Equity is to seek growth of capital through investment in stocks believed to offer opportunities for potential capital appreciation.
Each Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 1.00% for Balanced and Equity and 0.75% for Bond may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1.00% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Funds’ prospectus. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in each Fund, but votes separately on class-specific matters and is subject to different expenses.
Each Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds use independent pricing services approved by the Board of Trustees (the Board) to value their investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the Board's valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value each Fund's investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Senior Floating-Rate Loans. Interests in senior floating-rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Venture Capital Securities. Venture capital securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. Venture capital equity securities are generally valued using the most appropriate and applicable method to measure fair value in light of each company’s situation. Methods may include market, income, options-pricing or cost approaches with discounts as appropriate based on assumptions of liquidation or exit risk. Examples of the market approach are subsequent rounds of financing, comparable transactions, and revenue times an industry multiple. An example of the income approach is the discounted cash flow model. Examples of the cost approach are replacement cost, salvage value, or

Calvert
Social Investment Fund
September 30, 2024
Notes to Financial Statements — continued

net asset value. The options-pricing method treats common stock and preferred stock as call options on the enterprise value with strike price based on the preferred stock liquidation preference. Venture capital limited partnership interests are valued at the fair value reported by the general partner of the partnership, adjusted as necessary to reflect subsequent capital calls and distributions and any other available information. In some cases, adjustments may be made to account for daily pricing of material public holdings within the partnership.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Funds' forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service and are categorized as Level 2 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated a Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that a Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following tables summarize the market value of each of the Funds' holdings as of September 30, 2024, based on the inputs used to value them:
Balanced
Asset Description	Level 1	Level 2	Level 3(1)	Total
Asset-Backed Securities	$ —	$62,231,390	$ —	$62,231,390
Collateralized Mortgage Obligations	—	12,762,720	—	12,762,720
Commercial Mortgage-Backed Securities	—	51,007,675	—	51,007,675
Common Stocks	867,396,007(2)	—	—	867,396,007
Common Stocks - Venture Capital	—	—	1,905,451	1,905,451
Corporate Bonds	—	154,944,240	—	154,944,240
Preferred Stocks	1,461,615	—	—	1,461,615
Preferred Stocks - Venture Capital	—	—	33,192	33,192
Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	11,155,216	—	11,155,216
Sovereign Government Bonds	—	4,478,053	—	4,478,053
Taxable Municipal Obligations	—	8,313,831	—	8,313,831
U.S. Government Agencies and Instrumentalities	—	1,789,805	—	1,789,805
U.S. Government Agency Mortgage-Backed Securities	—	122,080,660	—	122,080,660
U.S. Treasury Obligations	—	70,792,835	—	70,792,835
Venture Capital Limited Partnership Interests	—	—	120,513	120,513
Short-Term Investments:
Affiliated Fund	48,316,470	—	—	48,316,470
Securities Lending Collateral	5,091,583	—	—	5,091,583

Calvert
Social Investment Fund
September 30, 2024
Notes to Financial Statements — continued

Balanced — continued
Asset Description (continued)	Level 1	Level 2	Level 3(1)	Total
U.S. Treasury Obligations	$ —	$27,817,455	$ —	$27,817,455
Total Investments	$922,265,675	$527,373,880	$2,059,156	$1,451,698,711
Futures Contracts	$179,583	$ —	$ —	$179,583
Total	$922,445,258	$527,373,880	$2,059,156	$1,451,878,294
Liability Description
Forward Foreign Currency Exchange Contracts	$ —	$(5,992)	$ —	$(5,992)
Futures Contracts	(116,470)	—	—	(116,470)
Total	$(116,470)	$(5,992)	$ —	$(122,462)

(1)	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
(2)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
Bond
Asset Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$ —	$443,723,909	$ —	$443,723,909
Collateralized Mortgage Obligations	—	172,266,099	—	172,266,099
Commercial Mortgage-Backed Securities	—	337,929,080	—	337,929,080
Convertible Bonds	—	8,144,204	—	8,144,204
Corporate Bonds	—	1,194,811,885	—	1,194,811,885
Exchange-Traded Funds	2,382,900	—	—	2,382,900
High Social Impact Investments	—	8,621,660	—	8,621,660
Preferred Stocks	7,168,465	—	—	7,168,465
Senior Floating-Rate Loans	—	87,914,684	—	87,914,684
Sovereign Government Bonds	—	34,664,119	—	34,664,119
Taxable Municipal Obligations	—	45,256,265	—	45,256,265
U.S. Government Agencies and Instrumentalities	—	17,417,431	—	17,417,431
U.S. Government Agency Mortgage-Backed Securities	—	940,601,025	—	940,601,025
U.S. Treasury Obligations	—	612,934,240	—	612,934,240
Short-Term Investments:
Affiliated Fund	181,877,046	—	—	181,877,046
Securities Lending Collateral	45,779,848	—	—	45,779,848
U.S. Treasury Obligations	—	238,387,155	—	238,387,155
Total Investments	$237,208,259	$4,142,671,756	$ —	$4,379,880,015
Futures Contracts	$1,072,618	$ —	$ —	$1,072,618
Total	$238,280,877	$4,142,671,756	$ —	$4,380,952,633
Liability Description
Forward Foreign Currency Exchange Contracts	$ —	$(56,176)	$ —	$(56,176)
Futures Contracts	(559,630)	—	—	(559,630)
Total	$(559,630)	$(56,176)	$ —	$(615,806)

Calvert
Social Investment Fund
September 30, 2024
Notes to Financial Statements — continued

Equity
Asset Description	Level 1	Level 2	Level 3(1)	Total
Common Stocks	$6,715,273,051(2)	$ —	$ —	$6,715,273,051
Common Stocks - Venture Capital	—	—	202,558	202,558
Preferred Stocks - Venture Capital	—	—	445,333	445,333
Venture Capital Limited Partnership Interests	—	—	11,590,161	11,590,161
Short-Term Investments	195,144,544	—	—	195,144,544
Total Investments	$6,910,417,595	$ —	$12,238,052	$6,922,655,647

(1)	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
(2)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
For Balanced and Equity, Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2024 is not presented.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends and interest, if any, have been provided for in accordance with the Funds' understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. The Funds may earn certain fees in connection with their investments in senior floating-rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses (except for Bond), other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of each Fund. For Bond, net investment income and losses, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statements of Operations, are not allocated to Class R6 shares.
D  Foreign Currency Transactions— The Funds’ accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Senior Floating-Rate Loans— The Funds may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Funds’ investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Funds may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Funds purchase assignments from lenders, they acquire direct rights against the borrower of the loan. When investing in a loan participation, the Funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Funds generally have no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Funds may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
F  Unfunded Loan Commitments— The Funds may enter into certain loan agreements all or a portion of which may be unfunded. Each Fund is obligated to fund these commitments at the borrower's discretion. These commitments, if any, are disclosed in the accompanying Schedules of Investments.
G  Futures Contracts— The Funds may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting

Calvert
Social Investment Fund
September 30, 2024
Notes to Financial Statements — continued

purposes as unrealized gains or losses by the Funds. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Funds' ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Funds.
H  Forward Foreign Currency Exchange Contracts— The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
I  Options Contracts— Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. An option on a futures contract gives the holder the right to enter into a specified futures contract. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
J  Restricted Securities— The Funds may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of each Fund's Schedule of Investments.
K  Distributions to Shareholders— Distributions to shareholders are recorded by the Funds on ex-dividend date. Distributions from net investment income are declared daily and paid monthly by Bond, quarterly by Balanced and annually by Equity. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.
L  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
M  Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.
N  Federal Income Taxes— No provision for federal income or excise tax is required since each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Funds' tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds' financial statements. Each Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
O  When-Issued Securities and Delayed Delivery Transactions— The Funds may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may also be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Funds will realize a gain or loss on investments based on the price established when the Funds entered into the commitment.

Calvert
Social Investment Fund
September 30, 2024
Notes to Financial Statements — continued

2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to each Fund. The investment advisory fee is computed at the following annual rates of each respective Fund’s average daily net assets and is payable monthly:
Balanced
Average Daily Net Assets	Annual Fee Rate
Up to and including $500 million	0.410%
Over $500 million up to and including $1 billion	0.385%
Over $1 billion	0.350%
Bond
Average Daily Net Assets	Annual Fee Rate
Up to and including $1 billion	0.300%
Over $1 billion	0.290%
Equity
Average Daily Net Assets	Annual Fee Rate
Up to and including $2 billion	0.500%
Over $2 billion up to and including $3 billion	0.425%
Over $3 billion	0.375%
For the year ended September 30, 2024, the investment advisory fee for Balanced, Bond and Equity amounted to $4,694,802, $9,021,462 and $28,744,473, respectively, or 0.39%, 0.29% and 0.42%, respectively, of each Fund's average daily net assets.
Each Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by each Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by each Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2024, the investment advisory fee paid was reduced by $41,360, $187,976 and $228,961 for Balanced, Bond and Equity, respectively, relating to each Fund's investment in the Liquidity Fund.
Pursuant to an investment sub-advisory agreement, CRM has delegated the investment management of Equity to Atlanta Capital Management Company, LLC (Atlanta Capital), an affiliate of CRM and an indirect, wholly-owned subsidiary of Morgan Stanley. CRM pays Atlanta Capital a portion of its investment advisory fee for sub-advisory services provided to the Fund.

Calvert
Social Investment Fund
September 30, 2024
Notes to Financial Statements — continued

CRM has agreed to reimburse the Funds’ operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed, as a percentage of such class’s average daily net assets, the following amounts:
	Class A	Class C	Class I	Class R6
Balanced	0.93%	1.68%	0.68%	0.64%
Bond	0.73%	1.53%	0.53%	0.46%
For Balanced and Bond, the expense reimbursement agreements with CRM may be changed or terminated after February 1, 2025. For the year ended September 30, 2024, CRM waived and/or reimbursed expenses of $611,952 for Bond and no expenses were waived and/or reimbursed for Balanced.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Funds. The fee is computed at an annual rate of 0.12% of each Fund’s average daily net assets attributable to Class A, Class C, Class I and Class R6 and is payable monthly. For the year ended September 30, 2024, CRM was paid administrative fees of $1,446,789, $3,691,640 and $8,238,232 for Balanced, Bond and Equity, respectively.
Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Funds' principal underwriter, a distribution and service fee at a rate per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Funds by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fee rates for Class A shares are as follows:
	Balanced	Bond	Equity
Class A Plan	0% up to $30 million, 0.25% over $30 million	0.20%	0.25%
Each Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Funds. In addition, pursuant to the Class C Plan, each Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees for Balanced, Bond and Equity paid or accrued for the year ended September 30, 2024 amounted to $1,958,289, $637,903 and $5,416,537, respectively, for Class A shares and $528,071, $95,268 and $1,286,532, respectively, for Class C shares.
The Funds were informed that EVD received $100,119, $31,930 and $135,285 for Balanced, Bond and Equity, respectively, as their portion of the sales charge on sales of Class A shares for the year ended September 30, 2024. The Funds were informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of CRM and EVD, also received a portion of the sales charge on sales of Class A shares for the year ended September 30, 2024 in the amount of $11,208, $4,047 and $17,982 for Balanced, Bond and Equity, respectively.
For the year ended September 30, 2024, the Funds were also informed that EVD received the following amounts of contingent deferred sales charges paid by Class A and Class C shareholders:
	Balanced	Bond	Equity
Class A	$2,707	$1,749	$2,206
Class C	4,043	4,514	10,466
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2024, sub-transfer agency fees and expenses incurred to EVM amounted to $163,690, $76,249 and $292,976 for Balanced, Bond and Equity, respectively, and are included in transfer agency fees and expenses on the Statements of Operations.
Each Trustee of the Funds who is not an employee of CRM or its affiliates receives an annual fee of $225,000 ($214,000 prior to January 1, 2024), an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $40,000 annual fee, Committee chairs receive an additional $15,000 annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Funds or other Calvert funds selected by the Trustees. The Funds purchase shares of the

Calvert
Social Investment Fund
September 30, 2024
Notes to Financial Statements — continued

funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Funds’ assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Funds who are employees of CRM or its affiliates are paid by CRM.
3  Investment Activity
During the year ended September 30, 2024, the cost of purchases and proceeds from sales of investments, other than short-term securities and including maturities, paydowns, principal repayments on senior floating-rate loans and TBA transactions, were as follows:
	Balanced	Bond	Equity
Purchases
U.S. Government and Agency Securities	$1,366,807,857	$9,468,743,474	$ —
Non-U.S. Government and Agency Securities	507,795,833	1,851,128,091	576,961,904
Total Purchases	$1,874,603,690	$11,319,871,565	$576,961,904
Sales
U.S. Government and Agency Securities	$1,351,918,520	$8,778,738,798	$ —
Non-U.S. Government and Agency Securities	538,176,785	1,630,683,215	1,841,256,727
Total Sales	$1,890,095,305	$10,409,422,013	$1,841,256,727
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2024 and September 30, 2023 was as follows:
	Balanced		Bond		Equity
	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
	2024	2023	2024	2023	2024	2023
Ordinary income	$18,715,399	$17,322,425	$144,132,470	$105,758,503	$41,446,052	$11,059,465
Long-term capital gains	$ —	$19,789,974	$ —	$ —	$80,505,147	$172,682,470
During the year ended September 30, 2024, the following amounts were reclassified due to the use of equalization accounting. Tax equalization accounting allows a Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains.
	Balanced	Bond	Equity
Change in:
Paid-in capital	$2,470,042	$336,047	$45,370,619
Distributable earnings (accumulated loss)	$(2,470,042)	$(336,047)	$(45,370,619)
These reclassifications had no effect on the net assets or net asset value per share of the Funds.

Calvert
Social Investment Fund
September 30, 2024
Notes to Financial Statements — continued

As of September 30, 2024, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
	Balanced	Bond	Equity
Undistributed ordinary income	$3,862,652	$ —	$13,215,292
Undistributed long-term capital gains	46,522,229	—	415,558,719
Deferred capital losses	—	(229,228,074)	—
Net unrealized appreciation	357,447,079	8,208,808	3,575,987,313
Distributions payable	—	(1,065,611)	—
Distributable earnings (accumulated loss)	$407,831,960	$(222,084,877)	$4,004,761,324
At September 30, 2024, Bond Fund, for federal income tax purposes, had deferred capital losses of $229,228,074 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2024, $51,248,690 are short-term and $177,979,384 are long-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Funds at September 30, 2024, as determined on a federal income tax basis, were as follows:
	Balanced	Bond	Equity
Aggregate cost	$1,094,251,868	$4,371,676,654	$3,346,668,334
Gross unrealized appreciation	$379,390,017	$75,195,533	$3,617,806,892
Gross unrealized depreciation	(21,943,174)	(66,992,172)	(41,819,579)
Net unrealized appreciation	$357,446,843	$8,203,361	$3,575,987,313
5  Financial Instruments
The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities. These financial instruments may include forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 2024 is included in each Fund’s Schedule of Investments. At September 30, 2024, Balanced and Bond had sufficient cash and/or securities to cover commitments under these contracts. At September 30, 2024, there were no obligations outstanding under these financial instruments for Equity.
In the normal course of pursuing their investment objectives, Balanced and Bond are subject to the following risks:
Foreign Exchange Risk: During the year ended September 30, 2024, Balanced and Bond entered into forward foreign currency exchange contracts to seek to hedge against fluctuations in currency exchange rates.
Interest Rate Risk: During the year ended September 30, 2024, Balanced and Bond entered into futures contracts and options on futures contracts to hedge interest rate risk and to manage duration.
Balanced and Bond enter into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At September 30, 2024, for Balanced and Bond, the fair value of derivatives with credit-related contingent features in a net liability position was $5,992 and $56,176, respectively. At September 30, 2024, there were no assets pledged by Balanced and Bond for such liability.

Calvert
Social Investment Fund
September 30, 2024
Notes to Financial Statements — continued

The over-the-counter (OTC) derivatives in which Balanced and Bond invest are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, each Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) with its derivative counterparty. The ISDA Master Agreement is a bilateral agreement between a Fund and the counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the ISDA Master Agreement. Under the ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. The ISDA Master Agreement allows the counterparty to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.
The collateral requirements for derivatives traded under the ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under the ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required. Collateral pledged for the benefit of a Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statements of Assets and Liabilities. Securities pledged by a Fund as collateral, if any, are identified as such in the Schedule of Investments.
At September 30, 2024, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:
Balanced
Risk	Derivative	Statements of Assets and Liabilities Caption	Assets	Liabilities
Foreign exchange	Forward foreign currency exchange contracts	Receivable/Payable for open forward foreign currency exchange contracts	$ —	$(5,992)
Interest rate	Futures contracts	Distributable earnings	179,583(1)	(116,470)(1)
Total			$179,583	$(122,462)
Derivatives not subject to master netting agreements			$179,583	$(116,470)
Total Derivatives subject to master netting agreements			$ —	$(5,992)

(1)	Only the current day's variation margin is reported within the Statements of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
Bond
Risk	Derivative	Statements of Assets and Liabilities Caption	Assets	Liabilities
Foreign exchange	Forward foreign currency exchange contracts	Receivable/Payable for open forward foreign currency exchange contracts	$ —	$(56,176)
Interest rate	Futures contracts	Accumulated loss	1,072,618(1)	(559,630)(1)
Total			$1,072,618	$(615,806)
Derivatives not subject to master netting agreements			$1,072,618	$(559,630)
Total Derivatives subject to master netting agreements			$ —	$(56,176)

(1)	Only the current day’s variation margin is reported within the Statements of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.

Calvert
Social Investment Fund
September 30, 2024
Notes to Financial Statements — continued

Balanced and Bond's derivative assets and liabilities at fair value by risk, which are reported gross in the Statements of Assets and Liabilities, are presented in the tables above. The following tables present each Fund's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by each Fund for such assets and pledged by each Fund for such liabilities as of September 30, 2024.
Balanced
Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)
UBS AG	$(5,992)	$ —	$ —	$ —	$(5,992)

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount payable to the counterparty in the event of default.
Bond
Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)
UBS AG	$(56,176)	$ —	$ —	$ —	$(56,176)

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount payable to the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statements of Operations by risk exposure for the year ended September 30, 2024 was as follows:
Balanced
Statements of Operations Caption	Foreign exchange	Interest rate	Total
Net realized gain (loss):
Investment securities(1)	$ —	$(67,313)	$(67,313)
Forward foreign currency exchange contracts	12,110	—	12,110
Futures contracts	—	1,505,294	1,505,294
Total	$12,110	$1,437,981	$1,450,091
Change in unrealized appreciation (depreciation):
Investment securities(1)	$ —	$(1,255)	$(1,255)
Forward foreign currency exchange contracts	(15,348)	—	(15,348)
Futures contracts	—	522,299	522,299
Total	$(15,348)	$521,044	$505,696

(1)	Relates to purchased options.

Calvert
Social Investment Fund
September 30, 2024
Notes to Financial Statements — continued

Bond
Statements of Operations Caption	Foreign exchange	Interest rate	Total
Net realized gain (loss):
Investment securities(1)	$ —	$(417,876)	$(417,876)
Forward foreign currency exchange contracts	138,098	—	138,098
Futures contracts	—	13,770,638	13,770,638
Total	$138,098	$13,352,762	$13,490,860
Change in unrealized appreciation (depreciation):
Investment securities(1)	$ —	$(7,761)	$(7,761)
Forward foreign currency exchange contracts	(132,939)	—	(132,939)
Futures contracts	—	7,557,498	7,557,498
Total	$(132,939)	$7,549,737	$7,416,798

(1)	Relates to purchased options.
The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended September 30, 2024, which are indicative of the volume of these derivative types, were approximately as follows:
	Balanced	Bond
Futures contracts — long	$93,820,000	$920,815,000
Futures contracts — short	$13,969,000	$67,098,000
Forward foreign currency exchange contracts*	$350,000	$3,895,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.
The average number of purchased options contracts outstanding during the year ended September 30, 2024, which is indicative of the volume of this derivative type, was approximately 27 contracts and 165 contracts for Balanced and Bond, respectively.
6  Securities Lending
To generate additional income, the Funds may lend their securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Funds at any time and, therefore, are not considered illiquid investments. The Funds require that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Funds on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Funds. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Funds and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of a Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statements of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Funds in the case of default of any securities borrower.

Calvert
Social Investment Fund
September 30, 2024
Notes to Financial Statements — continued

At September 30, 2024, the total value of securities on loan, including accrued interest, and the total value of collateral received were as follows:
	Balanced	Bond
Securities on Loan	$18,429,998	$58,695,057
Collateral Received:
Cash	5,091,583	45,779,848
U.S. government and/or agencies securities	13,655,634	14,238,002
Total Collateral Received	$18,747,217	$60,017,850
Equity did not have any securities on loan at September 30, 2024.
The following tables provide a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2024.
Balanced	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Corporate Bonds	$5,091,583	$ —	$ —	$ —	$5,091,583

Bond	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Convertible Bonds	$1,238,423	$ —	$ —	$ —	$1,238,423
Corporate Bonds	44,541,425	—	—	—	44,541,425
Total	$45,779,848	$ —	$ —	$ —	$45,779,848
The carrying amounts of the liabilities for deposits for securities loaned at September 30, 2024 approximated their fair value. If measured at fair value, such liabilities would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2024.
7  Line of Credit
The Funds participate with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 22, 2024. In connection with the renewal of the agreement on October 24, 2023, the borrowing limit was decreased from $725 million. Borrowings are made by the Funds solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to each Fund based on its borrowings generally at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2023, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time.
Balanced and Equity had no borrowings pursuant to their line of credit during the year ended September 30, 2024. Bond had no borrowings outstanding pursuant to its line of credit at September 30, 2024. Bond did not have any significant borrowings or allocated fees during the year ended September 30, 2024. Effective October 22, 2024, the Funds renewed their line of credit agreement, which expires October 21, 2025, at substantially the same terms.
8  Affiliated Investments
During the year ended September 30, 2024, each Fund invested a portion of its assets in notes (the Notes) issued by Calvert Impact Capital, Inc. (CIC), pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission (the SEC). There are certain potential points of affiliation between the Funds and CIC. CRM has licensed use of the Calvert name to CIC and provides other types of support. An officer of CRM's affiliate serves on the CIC Board.

Calvert
Social Investment Fund
September 30, 2024
Notes to Financial Statements — continued

In addition to the Notes, Balanced and Bond invested in issuers that may be deemed to be affiliated. Also, a Fund may invest in companies that are considered affiliated companies because the Fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares of the company, or the company is under common ownership or control with the Fund. At September 30, 2024, the value of each Fund’s investment in the Notes and affiliated companies and in issuers and funds that may be deemed to be affiliated was $48,318,036, $192,881,606 and $195,144,544 for Balanced, Bond and Equity, respectively, which represents 3.6%, 5.3% and 2.8% of net assets for Balanced, Bond and Equity, respectively. Transactions in such investments by the Funds for the year ended September 30, 2024 were as follows:
Balanced
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Shares, end of period
Commercial Mortgage-Backed Securities
Morgan Stanley Capital I Trust:
Series 2019-BPR, Class A, 7.318%, (1 mo. SOFR + 1.992%), 5/15/36	$ 996,183	$ —	$ (1,033,837)	$ —	$ 37,654	$ —	$ 46,124	$ —
Series 2019-BPR, Class B, 8.018%, (1 mo. SOFR + 2.692%), 5/15/36	369,152	—	(386,000)	5,934	10,782	—	19,659	—
Series 2019-BPR, Class C, 8.968%, (1 mo. SOFR + 3.642%), 5/15/36	194,054	—	(205,000)	—	10,946	—	11,598	—
High Social Impact Investments
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23	2,465,725	—	(2,500,000)	—	34,275	—	7,708	—
Venture Capital Limited Partnership Interests
GEEMF Partners LP(1)(2)(3)	5,673	—	—	—	(4,107)	1,566	—	—
Short-Term Investments
Liquidity Fund	18,629,438	333,117,490	(303,430,458)	—	—	48,316,470	1,476,184	48,316,470
Total				$5,934	$89,550	$48,318,036	$1,561,273

(1)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).
(2)	Non-income producing security.
(3)	Restricted security.
Bond
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Shares, end of period
Commercial Mortgage-Backed Securities
Morgan Stanley Capital I Trust, Series 2019-BPR, Class A, 7.318%, (1 mo. SOFR + 1.992%), 5/15/36	$ 6,986,162	$ —	$ (7,250,233)	$ —	$228,914	$ —	$ 358,624	$ —
Exchange-Traded Funds
Calvert Ultra-Short Investment Grade ETF	—	2,387,790	—	—	(4,890)	2,382,900	9,028	47,000

Calvert
Social Investment Fund
September 30, 2024
Notes to Financial Statements — continued

Bond — continued
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Shares, end of period
High Social Impact Investments
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23	$ 4,931,450	$ —	$ (5,000,000)	$ —	$ 68,550	$ —	$ 15,417	$ —
Calvert Impact Capital, Inc., Community Investment Notes, 5.00%, 12/15/28(1)	—	5,000,000	—	—	68,950	5,068,950	198,611	5,000,000
Calvert Impact Capital, Inc., Community Investment Notes, 5.00%, 9/20/29(1)	—	3,500,000	—	—	52,710	3,552,710	5,347	3,500,000
Short-Term Investments
Liquidity Fund	69,542,633	1,511,264,222	(1,398,929,809)	—	—	181,877,046	6,674,622	181,877,046
Total				$ —	$414,234	$192,881,606	$7,261,649

(1)	Restricted security.
Equity
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Shares, end of period
High Social Impact Investments
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23	$ 7,860,731	$ —	$ (7,970,000)	$ —	$109,269	$ —	$ 24,574	$ —
Short-Term Investments
Liquidity Fund	79,778,996	1,334,273,821	(1,218,908,273)	—	—	195,144,544	8,174,313	195,144,544
Total				$ —	$109,269	$195,144,544	$8,198,887
9  Capital Shares
Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes.
Transactions in capital shares, including direct exchanges pursuant to share class conversions, were as follows:
Balanced
	Year Ended September 30, 2024		Year Ended September 30, 2023
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,374,454	$57,105,167	1,329,003	$47,937,117
Reinvestment of distributions	277,684	11,826,965	681,726	24,133,724
Shares redeemed	(2,249,809)	(91,789,801)	(2,289,193)	(82,901,513)
Net decrease	(597,671)	$(22,857,669)	(278,464)	$(10,830,672)

Calvert
Social Investment Fund
September 30, 2024
Notes to Financial Statements — continued

Balanced — continued
	Year Ended September 30, 2024		Year Ended September 30, 2023
	Shares	Amount	Shares	Amount
Class C
Shares sold	150,298	$5,926,458	180,770	$6,264,349
Reinvestment of distributions	9,990	406,200	41,070	1,392,463
Shares redeemed	(380,864)	(15,070,430)	(360,356)	(12,431,392)
Net decrease	(220,576)	$(8,737,772)	(138,516)	$(4,774,580)
Class I
Shares sold	1,250,923	$53,513,519	986,366	$36,482,700
Reinvestment of distributions	95,212	4,162,617	212,136	7,690,917
Shares redeemed	(1,059,199)	(44,832,660)	(1,512,469)	(55,923,965)
Net increase (decrease)	286,936	$12,843,476	(313,967)	$(11,750,348)
Class R6
Shares sold	718,461	$30,352,771	803,756	$29,627,300
Reinvestment of distributions	36,752	1,607,606	65,936	2,397,546
Shares redeemed	(466,955)	(19,632,614)	(390,046)	(14,450,291)
Net increase	288,258	$12,327,763	479,646	$17,574,555
Bond
	Year Ended September 30, 2024		Year Ended September 30, 2023
	Shares	Amount	Shares	Amount
Class A
Shares sold	4,784,859	$68,604,114	3,670,540	$52,346,779
Reinvestment of distributions	959,716	13,756,690	781,930	11,125,923
Shares redeemed	(4,744,723)	(67,510,555)	(4,183,848)	(59,594,722)
Net increase	999,852	$14,850,249	268,622	$3,877,980
Class C
Shares sold	203,028	$2,898,573	211,826	$2,996,407
Reinvestment of distributions	24,446	347,721	20,256	286,070
Shares redeemed	(258,824)	(3,678,746)	(191,049)	(2,694,657)
Net increase (decrease)	(31,350)	$(432,452)	41,033	$587,820
Class I
Shares sold	83,057,467	$1,193,091,497	59,654,302	$851,969,451
Reinvestment of distributions	6,980,941	100,351,468	4,913,008	70,050,883
Shares redeemed	(49,859,450)	(711,497,439)	(46,879,852)	(667,369,088)
Net increase	40,178,958	$581,945,526	17,687,458	$254,651,246

Calvert
Social Investment Fund
September 30, 2024
Notes to Financial Statements — continued

Bond — continued
	Year Ended September 30, 2024		Year Ended September 30, 2023
	Shares	Amount	Shares	Amount
Class R6
Shares sold	14,780,355	$211,261,269	20,225,876	$287,740,693
Reinvestment of distributions	1,276,719	18,329,725	925,369	13,175,881
Shares redeemed	(7,373,979)	(105,598,556)	(20,336,076)	(289,918,665)
Net increase	8,683,095	$123,992,438	815,169	$10,997,909
Equity
	Year Ended September 30, 2024		Year Ended September 30, 2023
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,383,093	$107,883,771	2,529,517	$174,266,162
Reinvestment of distributions	478,596	36,306,282	903,727	60,106,902
Shares redeemed	(4,621,585)	(361,852,705)	(3,612,792)	(249,256,022)
Net decrease	(2,759,896)	$(217,662,652)	(179,548)	$(14,882,958)
Class C
Shares sold	278,524	$10,181,016	582,224	$19,280,831
Reinvestment of distributions	114,314	4,076,421	220,518	7,065,406
Shares redeemed	(879,050)	(32,426,257)	(800,389)	(26,701,541)
Net increase (decrease)	(486,212)	$(18,168,820)	2,353	$(355,304)
Class I
Shares sold	6,261,542	$579,826,267	20,558,564	$1,672,279,996
Reinvestment of distributions	660,004	59,737,009	1,103,770	87,264,068
Shares redeemed	(14,988,575)	(1,390,275,831)	(15,868,666)	(1,310,320,367)
Net increase (decrease)	(8,067,029)	$(750,712,555)	5,793,668	$449,223,697
Class R6
Shares sold	1,765,481	$161,545,308	4,247,058	$348,639,943
Reinvestment of distributions	117,788	10,626,876	153,020	12,061,066
Shares redeemed	(2,748,793)	(256,693,011)	(2,243,351)	(185,644,475)
Net increase (decrease)	(865,524)	$(84,520,827)	2,156,727	$175,056,534
10  Capital Commitments
In connection with certain venture capital and/or limited partnership investments, Balanced and Equity are committed to future capital calls, which will increase each Fund's investment in these securities. The aggregate amount of the future capital commitments totaled $68,090 and $420,268 for Balanced and Equity, respectively, at September 30, 2024. Balanced and Equity had sufficient cash and/or securities to cover these commitments.

Calvert
Social Investment Fund
September 30, 2024
Notes to Financial Statements — continued

Unfunded capital commitments by investment at September 30, 2024 were as follows:
Balanced
Name of Investment	Unfunded Commitment
First Analysis Private Equity Fund IV LP	$60,000
Learn Capital Venture Partners III LP	8,090
Total	$68,090
Equity
Name of Investment	Unfunded Commitment
Adobe Capital Social Mezzanine I LP	$75
Arborview Capital Partners LP	3,929
Bridges Ventures U.S. Sustainable Growth Fund LP	62,422
Core Innovations Capital I LP	51,766
Cross Culture Ventures I LP	14,997
First Analysis Private Equity Fund V LP	18,302
Impact Ventures II LP	9,632
LeapFrog Financial Inclusion Fund	78,436
New Markets Education Partner LP	51,800
New Markets Venture Partners II LP	25,000
Owl Ventures LP	10,000
Westly Capital Partners Fund II LP	93,909
Total	$420,268

Calvert
Social Investment Fund
September 30, 2024
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Calvert Social Investment Fund and Shareholders of Calvert Balanced Fund, Calvert Bond Fund and Calvert Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of Calvert Balanced Fund, Calvert Bond Fund and Calvert Equity Fund (the “Funds”) (three of the funds constituting Calvert Social Investment Fund), including the schedules of investments, as of September 30, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2024, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the year ended September 30, 2020 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of September 30, 2024, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 21, 2024
We have served as the auditor of one or more Calvert investment companies since 2021.

Calvert
Social Investment Fund
September 30, 2024
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2025 will show the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, 163(j) interest dividends and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended September 30, 2024, the Funds designate approximately the following amounts, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%:
Balanced Fund	$ 7,076,109
Bond Fund	$ 270,614
Equity Fund	$ 55,637,386
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of a Fund's dividend distribution that qualifies under tax law. For the Funds' fiscal 2024 ordinary income dividends, the following qualifies for the corporate dividends received deduction:
Balanced Fund	29.97%
Equity Fund	100.00%
163(j) Interest Dividends. For the fiscal year ended September 30, 2024, the Funds designate the following as a percentage of distributions from net investment income as a 163(j) interest dividend:
Balanced Fund	61.08%
Bond Fund	93.77%
Capital Gains Dividends. The Funds hereby designate as a capital gain dividend with respect to the taxable year ended September 30, 2024, the following amounts or, if subsequently determined to be different, the net capital gain of such year:
Balanced Fund	$ 48,815,355
Equity Fund	$469,757,986

Calvert
Balanced Fund
September 30, 2024
Board of Trustees' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.
At an in-person meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 10-11, 2024, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Trustees reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Trustees were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Trustees reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Calvert
Balanced Fund
September 30, 2024
Board of Trustees' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Trustees, concluded that the continuation of the investment advisory agreement of Calvert Balanced Fund (the “Fund”), including the fee payable under the agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports. The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and its blended benchmark. The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2023. This performance data indicated that the Fund had outperformed the median of its peer universe for the one-, three- and five-year periods ended December 31, 2023. This data also indicated that the Fund had underperformed its blended benchmark for the one- and three -year periods ended December 31, 2023, while it had outperformed its blended benchmark for the five-year period ended December 31, 2023. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its blended benchmark.

Calvert
Balanced Fund
September 30, 2024
Board of Trustees' Contract Approval — continued

Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group. Among other findings, the data indicated that the Fund’s advisory and administrative fees (referred to collectively as “management fees”) and the Fund’s total expenses were each below the respective median of the Fund’s expense group. The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser was waiving and/or reimbursing a portion of the Fund’s expenses. Based upon its review, the Board concluded that the management fees were reasonable in view of the nature, extent and quality of services provided by the Adviser.
Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board also took into account the breakpoints in the advisory fee schedule for the Fund that would reduce the advisory fee rate on assets above specific asset levels. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

Calvert
Bond Fund
September 30, 2024
Board of Trustees' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.
At an in-person meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 10-11, 2024, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Trustees reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Trustees were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Trustees reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Calvert
Bond Fund
September 30, 2024
Board of Trustees' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Trustees, concluded that the continuation of the investment advisory agreement of Calvert Bond Fund (the “Fund”), including the fee payable under the agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports. The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and its benchmark index. The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2023. This performance data indicated that the Fund had outperformed the median of its peer universe and its benchmark index for the one-, three- and five-year periods ended December 31, 2023. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its benchmark index.

Calvert
Bond Fund
September 30, 2024
Board of Trustees' Contract Approval — continued

Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group. Among other findings, the data indicated that the Fund’s advisory and administrative fees (after taking into account waivers and/or reimbursements) (referred to collectively as “management fees”) were above the median of the Fund’s expense group and the Fund’s total expenses (net of waivers and/or reimbursements) were below the median of the Fund’s expense group. The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser was waiving and/or reimbursing a portion of the Fund’s expenses. Based upon its review, the Board concluded that the management fees were reasonable in view of the nature, extent and quality of services provided by the Adviser.
Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board also took into account the breakpoint in the advisory fee schedule for the Fund that would reduce the advisory fee rate on assets above a specific asset level. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

Calvert
Equity Fund
September 30, 2024
Board of Trustees' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.
At an in-person meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 10-11, 2024, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Trustees reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Trustees were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Trustees reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Calvert
Equity Fund
September 30, 2024
Board of Trustees' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Trustees, concluded that the continuation of the investment advisory agreement of Calvert Equity Fund (the “Fund”), and the investment sub-advisory agreement with Atlanta Capital Management Company, LLC (the “Sub-Adviser”), an affiliate of CRM, including the fees payable under each agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the continuation of the investment advisory agreement and the investment sub-advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser and Sub-Adviser under the investment advisory agreement and investment sub-advisory agreement, respectively, the Board reviewed information relating to the Adviser’s and Sub-Adviser’s operations and personnel, including, among other information, biographical information on the Sub-Adviser’s investment personnel and descriptions of the Adviser’s organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser and Sub-Adviser as well as the Board’s familiarity with the Adviser and Sub-Adviser through Board meetings, discussions and other reports. With respect to the Adviser, the Board considered the Adviser’s responsibilities overseeing the Sub-Adviser and the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund. With respect to the Sub-Adviser, the Board took into account the resources available to the Sub-Adviser in fulfilling its duties under the investment sub-advisory agreement and the Sub-Adviser’s experience in managing the Fund. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s and Sub-Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-Adviser under the investment advisory agreement and investment sub-advisory agreement, respectively.

Calvert
Equity Fund
September 30, 2024
Board of Trustees' Contract Approval — continued

Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and its benchmark index. The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2023. This performance data indicated that the Fund had underperformed the median of the Fund’s peer universe for the one-year period ended December 31, 2023, while the Fund had outperformed the median of its peer universe for the three- and five-year periods ended December 31, 2023. This data also indicated that the Fund had underperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2023. The Board took into account management’s discussion of the Fund’s performance. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its benchmark index.
Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group. Among other findings, the data indicated that the Fund’s advisory and administrative fees (referred to collectively as “management fees”) and the Fund’s total expenses were each below the respective median of the Fund’s expense group. The Board took into account the Adviser’s and Sub-Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser was waiving and/or reimbursing a portion of the Fund’s expenses. Based upon its review, the Board concluded that the management and sub-advisory fees were reasonable in view of the nature, extent and quality of services provided by the Adviser and Sub-Adviser, respectively.
Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates, including the Sub-Adviser, provided sub-advisory, sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates, including the Sub-Adviser, derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Because the Adviser pays the Sub-Adviser’s sub-advisory fee out of its advisory fee, the profitability of the Fund to the Sub-Adviser was not a material factor in the Board’s deliberations concerning the continuation of the investment sub-advisory agreement. Based upon its review, the Board concluded that the level of profitability of the Adviser and its affiliates, including the Sub-Adviser, from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board also took into account the breakpoints in the advisory fee schedule for the Fund that would reduce the advisory fee rate on assets above specific asset levels. Because the Adviser pays the Sub-Adviser’s sub-advisory fee out of its advisory fee, the Board did not consider the potential economies of scale from the Sub-Adviser’s management of the Fund to be a material factor in the Board’s deliberations concerning the continuation of the investment sub-advisory agreement, although the Board noted that the sub-advisory fee schedule contained breakpoints. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

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CSI-NCSR 9.30.24

Calvert
Asset Allocation Funds
Annual Financial Statements and
Additional Information
September 30, 2024

Conservative Allocation    •    Moderate Allocation    •    Growth Allocation

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and/or statement of additional information, which can be obtained by calling 1-800-368-2745 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Financial Statements and Additional Information September 30, 2024
Calvert
Asset Allocation Funds

Calvert
Conservative Allocation Fund
September 30, 2024
Schedule of Investments

Mutual Funds — 99.5%(1)

Security	Shares	Value
Equity Funds — 36.0%
Calvert Impact Fund, Inc.:
Calvert Small-Cap Fund, Class R6	120,088	$ 4,487,678
Calvert Responsible Index Series, Inc.:
Calvert International Responsible Index Fund, Class R6	213,652	6,960,776
Calvert US Large-Cap Core Responsible Index Fund, Class R6	365,971	18,437,616
Calvert US Large-Cap Growth Responsible Index Fund, Class R6	133,393	8,831,929
Calvert US Large-Cap Value Responsible Index Fund, Class R6	337,325	11,600,621
Calvert US Mid-Cap Core Responsible Index Fund, Class R6	76,060	3,217,344
Calvert Social Investment Fund:
Calvert Equity Fund, Class R6	73,300	7,500,828
Calvert Focused Value Fund, Class R6	527,016	6,397,977
Calvert World Values Fund, Inc.:
Calvert Emerging Markets Advancement Fund, Class I	464,752	5,600,261
Calvert Emerging Markets Equity Fund, Class R6	104,731	1,962,670
Calvert International Equity Fund, Class R6	311,152	8,298,426
Calvert International Opportunities Fund, Class R6	207,368	3,830,080
Calvert Mid-Cap Fund, Class I	39,604	1,907,317
		$89,033,523
Income Funds — 63.5%
Calvert Management Series:
Calvert Flexible Bond Fund, Class R6	505,241	$7,487,664
Calvert Floating-Rate Advantage Fund, Class R6	1,044,965	9,352,434
Calvert Social Investment Fund:
Calvert Bond Fund, Class R6	4,771,464	70,999,391
The Calvert Fund:
Calvert Core Bond Fund, Class I	1,692,321	27,381,753
Calvert High Yield Bond Fund, Class R6	252,340	6,235,323
Security	Shares	Value
Income Funds (continued)
The Calvert Fund: (continued)
Calvert Mortgage Access Fund, Class I	1,489,877	$ 14,913,668
Calvert Short Duration Income Fund, Class R6	313,523	4,981,878
Calvert Ultra-Short Duration Income Fund, Class R6	1,561,799	15,477,427
		$156,829,538
Total Mutual Funds (identified cost $225,555,724)		$245,863,061

Short-Term Investments — 0.0%(2)

Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.83%(3)	28,993	$ 28,993
Total Short-Term Investments (identified cost $28,993)		$ 28,993
Total Investments — 99.5% (identified cost $225,584,717)		$245,892,054

Other Assets, Less Liabilities — 0.5%	$ 1,113,035
Net Assets — 100.0%	$247,005,089

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Affiliated fund.
(2)	Amount is less than 0.05%.
(3)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2024.

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 5-Year Treasury Note	62	Long	12/31/24	$6,812,734	$6,265
U.S. Long Treasury Bond	76	Long	12/19/24	9,438,250	(41,149)
U.S. Ultra-Long Treasury Bond	33	Long	12/19/24	4,392,094	(15,531)
					$(50,415)
1
See Notes to Financial Statements.

Calvert
Moderate Allocation Fund
September 30, 2024
Schedule of Investments

Mutual Funds — 99.5%(1)

Security	Shares	Value
Equity Funds — 65.9%
Calvert Impact Fund, Inc.:
Calvert Small-Cap Fund, Class R6	297,592	$ 11,121,015
Calvert Responsible Index Series, Inc.:
Calvert International Responsible Index Fund, Class R6	630,055	20,527,180
Calvert US Large-Cap Core Responsible Index Fund, Class R6	1,134,707	57,166,515
Calvert US Large-Cap Growth Responsible Index Fund, Class R6	444,714	29,444,529
Calvert US Large-Cap Value Responsible Index Fund, Class R6	840,285	28,897,392
Calvert US Mid-Cap Core Responsible Index Fund, Class R6	217,660	9,207,011
Calvert Social Investment Fund:
Calvert Equity Fund, Class R6	197,684	20,229,043
Calvert Focused Value Fund, Class R6	1,777,522	21,579,119
Calvert World Values Fund, Inc.:
Calvert Emerging Markets Advancement Fund, Class I	1,348,260	16,246,537
Calvert Emerging Markets Equity Fund, Class R6	398,860	7,474,633
Calvert International Equity Fund, Class R6	925,701	24,688,445
Calvert International Opportunities Fund, Class R6	774,616	14,307,153
Calvert Mid-Cap Fund, Class I	85,430	4,114,314
		$265,002,886
Income Funds — 33.6%
Calvert Management Series:
Calvert Flexible Bond Fund, Class R6	814,857	$12,076,185
Calvert Floating-Rate Advantage Fund, Class R6	1,472,932	13,182,736
Calvert Social Investment Fund:
Calvert Bond Fund, Class R6	2,431,148	36,175,482
The Calvert Fund:
Calvert Core Bond Fund, Class I	1,008,173	16,312,233
Calvert High Yield Bond Fund, Class R6	536,180	13,249,014
Security	Shares	Value
Income Funds (continued)
The Calvert Fund: (continued)
Calvert Mortgage Access Fund, Class I	1,195,196	$ 11,963,914
Calvert Short Duration Income Fund, Class R6	391,171	6,215,707
Calvert Ultra-Short Duration Income Fund, Class R6	2,635,537	26,118,174
		$135,293,445
Total Mutual Funds (identified cost $322,419,298)		$400,296,331

Short-Term Investments — 0.2%

Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.83%(2)	976,096	$ 976,096
Total Short-Term Investments (identified cost $976,096)		$ 976,096
Total Investments — 99.7% (identified cost $323,395,394)		$401,272,427

Other Assets, Less Liabilities — 0.3%	$ 1,133,453
Net Assets — 100.0%	$402,405,880

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Affiliated fund.
(2)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2024.

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 2-Year Treasury Note	9	Long	12/31/24	$1,874,180	$3,441
U.S. 5-Year Treasury Note	55	Long	12/31/24	6,043,555	5,557
U.S. 10-Year Treasury Note	16	Long	12/19/24	1,828,500	2,367
U.S. Long Treasury Bond	48	Long	12/19/24	5,961,000	(25,989)
U.S. Ultra 10-Year Treasury Note	38	Long	12/19/24	4,495,281	2,652
U.S. Ultra-Long Treasury Bond	26	Long	12/19/24	3,460,438	(12,236)
					$(24,208)
2
See Notes to Financial Statements.

Calvert
Growth Allocation Fund
September 30, 2024
Schedule of Investments

Mutual Funds — 99.2%(1)

Security	Shares	Value
Equity Funds — 90.6%
Calvert Impact Fund, Inc.:
Calvert Small-Cap Fund, Class R6	244,173	$ 9,124,744
Calvert Responsible Index Series, Inc.:
Calvert International Responsible Index Fund, Class R6	910,587	29,666,919
Calvert US Large-Cap Core Responsible Index Fund, Class R6	1,399,694	70,516,562
Calvert US Large-Cap Growth Responsible Index Fund, Class R6	515,857	34,154,903
Calvert US Large-Cap Value Responsible Index Fund, Class R6	1,014,601	34,892,139
Calvert US Mid-Cap Core Responsible Index Fund, Class R6	258,573	10,937,627
Calvert Social Investment Fund:
Calvert Equity Fund, Class R6	278,860	28,535,788
Calvert Focused Value Fund, Class R6	1,877,510	22,792,965
Calvert World Values Fund, Inc.:
Calvert Emerging Markets Advancement Fund, Class I	1,836,876	22,134,356
Calvert Emerging Markets Equity Fund, Class R6	547,904	10,267,723
Calvert International Equity Fund, Class R6	1,153,616	30,766,924
Calvert International Opportunities Fund, Class R6	929,207	17,162,458
Calvert Mid-Cap Fund, Class I	93,615	4,508,511
		$325,461,619
Income Funds — 8.6%
Calvert Management Series:
Calvert Floating-Rate Advantage Fund, Class R6	301,960	$2,702,545
The Calvert Fund:
Calvert Core Bond Fund, Class I	878,190	14,209,112
Calvert High Yield Bond Fund, Class R6	216,490	5,349,466
Calvert Ultra-Short Duration Income Fund, Class R6	894,060	8,860,134
		$31,121,257
Total Mutual Funds (identified cost $264,300,081)		$356,582,876

Short-Term Investments — 0.7%

Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.83%(2)	2,587,614	$ 2,587,614
Total Short-Term Investments (identified cost $2,587,614)		$ 2,587,614
Total Investments — 99.9% (identified cost $266,887,695)		$359,170,490

Other Assets, Less Liabilities — 0.1%	$ 191,808
Net Assets — 100.0%	$359,362,298

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Affiliated fund.
(2)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2024.

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 5-Year Treasury Note	10	Long	12/31/24	$1,098,828	$1,010
U.S. 10-Year Treasury Note	29	Long	12/19/24	3,314,156	4,289
U.S. Long Treasury Bond	14	Long	12/19/24	1,738,625	(7,580)
U.S. Ultra 10-Year Treasury Note	11	Long	12/19/24	1,301,266	768
U.S. Ultra-Long Treasury Bond	15	Long	12/19/24	1,996,406	(7,059)
					$(8,572)
3
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2024
Statements of Assets and Liabilities

	September 30, 2024
	Conservative Allocation Fund	Moderate Allocation Fund	Growth Allocation Fund
Assets
Investments in securities of affiliated issuers, at value (identified cost $225,584,717, $323,395,394 and $266,887,695, respectively)	$245,892,054	$401,272,427	$359,170,490
Deposits at broker for futures contracts	1,443,300	1,473,250	313,900
Receivable for capital shares sold	91,614	247,546	367,868
Dividends receivable - affiliated	680,238	625,027	151,271
Receivable from affiliate	95	355	379
Trustees' deferred compensation plan	132,663	194,838	104,864
Total assets	$248,239,964	$403,813,443	$360,108,772
Liabilities
Payable for variation margin on open futures contracts	$100,776	$103,691	$43,782
Payable for line of credit	100,000	—	—
Payable for investments purchased	677,504	613,349	137,883
Payable for capital shares redeemed	67,154	282,121	236,579
Payable to affiliates:
Distribution and service fees	46,595	77,636	69,451
Sub-transfer agency fee	7,544	15,579	17,208
Trustees' deferred compensation plan	132,663	194,838	104,864
Payable for professional fees	37,650	41,011	39,869
Payable for transfer agency fees and expenses	43,020	59,388	71,033
Accrued expenses	21,969	19,950	25,805
Total liabilities	$1,234,875	$1,407,563	$746,474
Net Assets	$247,005,089	$402,405,880	$359,362,298
Sources of Net Assets
Paid-in capital	$232,671,034	$324,485,228	$266,640,940
Distributable earnings	14,334,055	77,920,652	92,721,358
Net Assets	$247,005,089	$402,405,880	$359,362,298
Class A Shares
Net Assets	$177,269,165	$295,140,059	$276,578,435
Shares Outstanding	9,626,814	13,008,636	9,919,367
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$18.41	$22.69	$27.88
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$19.43	$23.95	$29.42
Class C Shares
Net Assets	$12,797,989	$21,649,181	$17,198,799
Shares Outstanding	704,251	1,022,829	755,793
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$18.17	$21.17	$22.76
Class I Shares
Net Assets	$52,565,655	$84,727,280	$64,295,768
Shares Outstanding	2,852,540	3,729,866	2,290,451
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$18.43	$22.72	$28.07
4
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2024
Statements of Assets and Liabilities — continued

	September 30, 2024
	Conservative Allocation Fund	Moderate Allocation Fund	Growth Allocation Fund
Class R6 Shares
Net Assets	$4,372,280	$889,360	$1,289,296
Shares Outstanding	237,248	39,175	45,940
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding, including fractional shares)	$18.43	$22.70	$28.07

On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
5
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2024
Statements of Operations

	Year Ended September 30, 2024
	Conservative Allocation Fund	Moderate Allocation Fund	Growth Allocation Fund
Investment Income
Dividend income - affiliated issuers	$8,930,613	$10,123,505	$5,873,698
Interest income	493,053	461,210	73,171
Total investment income	$9,423,666	$10,584,715	$5,946,869
Expenses
Distribution and service fees:
Class A	$434,771	$696,215	$631,854
Class C	148,663	230,192	165,415
Trustees' fees and expenses	14,628	23,135	20,334
Custodian fees	2,941	3,269	3,033
Transfer agency fees and expenses	228,618	348,618	399,549
Accounting fees	27,273	40,652	36,532
Professional fees	44,440	49,184	47,722
Registration fees	64,648	74,877	77,809
Reports to shareholders	12,670	30,767	30,834
Interest expense and fees	22,746	18,495	34,220
Miscellaneous	20,903	25,577	25,159
Total expenses	$1,022,301	$1,540,981	$1,472,461
Reimbursement of expenses by affiliates	$(3,190)	$(3,726)	$(41,265)
Net expenses	$1,019,111	$1,537,255	$1,431,196
Net investment income	$8,404,555	$9,047,460	$4,515,673
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$(1,181,239)	$(1,585,843)	$(1,488,736)
Investment securities - affiliated issuers	935,955	2,285,351	2,331,876
Futures contracts	643,934	560,772	188,224
Capital gains distributions received - affiliated issuers	102,002	260,571	312,866
Net realized gain	$500,652	$1,520,851	$1,344,230
Change in unrealized appreciation (depreciation):
Investment securities	$1,644,215	$2,017,807	$1,675,985
Investment securities - affiliated issuers	29,800,639	67,082,133	73,042,144
Futures contracts	655,854	661,785	66,528
Net change in unrealized appreciation (depreciation)	$32,100,708	$69,761,725	$74,784,657
Net realized and unrealized gain	$32,601,360	$71,282,576	$76,128,887
Net increase in net assets from operations	$41,005,915	$80,330,036	$80,644,560
6
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2024
Statements of Changes in Net Assets

	Year Ended September 30, 2024
	Conservative Allocation Fund	Moderate Allocation Fund	Growth Allocation Fund
Increase (Decrease) in Net Assets
From operations:
Net investment income	$8,404,555	$9,047,460	$4,515,673
Net realized gain	500,652	1,520,851	1,344,230
Net change in unrealized appreciation (depreciation)	32,100,708	69,761,725	74,784,657
Net increase in net assets from operations	$41,005,915	$80,330,036	$80,644,560
Distributions to shareholders:
Class A	$(5,929,645)	$(17,663,850)	$(10,690,488)
Class C	(389,462)	(1,427,525)	(765,851)
Class I	(1,905,458)	(5,100,087)	(3,219,646)
Class R6	(102,429)	(85,944)	(27,841)
Total distributions to shareholders	$(8,326,994)	$(24,277,406)	$(14,703,826)
Capital share transactions:
Class A	$(20,140,995)	$(9,843,156)	$143,633
Class C	(5,888,948)	(5,485,249)	(1,673,173)
Class I	(8,025,440)	(2,639,471)	(12,630,882)
Class R6	3,823,142	(354,634)	596,288
Net decrease in net assets from capital share transactions	$(30,232,241)	$(18,322,510)	$(13,564,134)
Net increase in net assets	$2,446,680	$37,730,120	$52,376,600
Net Assets
At beginning of year	$244,558,409	$364,675,760	$306,985,698
At end of year	$247,005,089	$402,405,880	$359,362,298
7
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2024
Statements of Changes in Net Assets — continued

	Year Ended September 30, 2023
	Conservative Allocation Fund	Moderate Allocation Fund	Growth Allocation Fund
Increase (Decrease) in Net Assets
From operations:
Net investment income	$8,279,746	$9,074,561	$4,530,646
Net realized gain (loss)	(432,021)	14,852,264	11,015,033
Net change in unrealized appreciation (depreciation)	7,460,405	9,868,019	20,818,341
Net increase in net assets from operations	$15,308,130	$33,794,844	$36,364,020
Distributions to shareholders:
Class A	$(5,837,731)	$(6,619,505)	$(5,783,317)
Class C	(451,419)	(488,603)	(441,259)
Class I	(1,990,722)	(2,012,032)	(1,782,510)
Class R6	(6,440)	(7,689)	(3,789)
Total distributions to shareholders	$(8,286,312)	$(9,127,829)	$(8,010,875)
Capital share transactions:
Class A	$(9,001,388)	$(8,186,069)	$15,361,926
Class C	(2,927,576)	(4,143,027)	(2,004,674)
Class I	(8,893,978)	3,548,836	3,352,364
Class R6	216,019	1,092,688	419,823
Net increase (decrease) in net assets from capital share transactions	$(20,606,923)	$(7,687,572)	$17,129,439
Net increase (decrease) in net assets	$(13,585,105)	$16,979,443	$45,482,584
Net Assets
At beginning of year	$258,143,514	$347,696,317	$261,503,114
At end of year	$244,558,409	$364,675,760	$306,985,698
8
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2024
Financial Highlights

	Conservative Allocation Fund — Class A
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$16.10	$15.71	$19.63	$18.34	$17.57
Income (Loss) From Operations
Net investment income(1)	$0.59	$0.52	$0.29	$0.25	$0.30
Net realized and unrealized gain (loss)	2.32	0.40	(3.33)	1.80	1.17
Total income (loss) from operations	$2.91	$0.92	$(3.04)	$2.05	$1.47
Less Distributions
From net investment income	$(0.60)	$(0.53)	$(0.39)	$(0.29)	$(0.32)
From net realized gain	—	—	(0.49)	(0.47)	(0.38)
Total distributions	$(0.60)	$(0.53)	$(0.88)	$(0.76)	$(0.70)
Net asset value — End of year	$18.41	$16.10	$15.71	$19.63	$18.34
Total Return(2)	18.27%	5.85%	(16.18)%	11.37%	8.66%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$177,269	$174,111	$178,332	$211,702	$177,060
Ratios (as a percentage of average daily net assets):(3)
Total expenses(4)	0.43%	0.43%	0.41%	0.40%	0.41%
Net expenses(4)	0.43%(5)	0.43%(5)	0.41%(5)	0.40%	0.41%
Net investment income	3.43%	3.15%	1.62%	1.28%	1.70%
Portfolio Turnover	13%	43%	20%	23%	36%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Amounts do not include the expenses of the Underlying Funds.
(5)	Includes a reimbursement of expenses by the investment adviser due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2024, 2023 and 2022).
9
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2024
Financial Highlights — continued

	Conservative Allocation Fund — Class C
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$15.89	$15.51	$19.39	$18.11	$17.36
Income (Loss) From Operations
Net investment income(1)	$0.46	$0.39	$0.16	$0.10	$0.17
Net realized and unrealized gain (loss)	2.28	0.39	(3.30)	1.80	1.15
Total income (loss) from operations	$2.74	$0.78	$(3.14)	$1.90	$1.32
Less Distributions
From net investment income	$(0.46)	$(0.40)	$(0.25)	$(0.15)	$(0.19)
From net realized gain	—	—	(0.49)	(0.47)	(0.38)
Total distributions	$(0.46)	$(0.40)	$(0.74)	$(0.62)	$(0.57)
Net asset value — End of year	$18.17	$15.89	$15.51	$19.39	$18.11
Total Return(2)	17.41%	5.04%	(16.83)%	10.62%	7.81%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$12,798	$16,702	$19,096	$27,062	$29,017
Ratios (as a percentage of average daily net assets):(3)
Total expenses(4)	1.18%	1.18%	1.16%	1.15%	1.15%
Net expenses(4)	1.18%(5)	1.18%(5)	1.16%(5)	1.15%	1.15%
Net investment income	2.72%	2.40%	0.87%	0.54%	0.97%
Portfolio Turnover	13%	43%	20%	23%	36%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Amounts do not include the expenses of the Underlying Funds.
(5)	Includes a reimbursement of expenses by the investment adviser due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2024, 2023 and 2022).
10
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2024
Financial Highlights — continued

	Conservative Allocation Fund — Class I
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$16.11	$15.72	$19.65	$18.35	$17.58
Income (Loss) From Operations
Net investment income(1)	$0.64	$0.57	$0.34	$0.29	$0.34
Net realized and unrealized gain (loss)	2.32	0.39	(3.35)	1.82	1.18
Total income (loss) from operations	$2.96	$0.96	$(3.01)	$2.11	$1.52
Less Distributions
From net investment income	$(0.64)	$(0.57)	$(0.43)	$(0.34)	$(0.37)
From net realized gain	—	—	(0.49)	(0.47)	(0.38)
Total distributions	$(0.64)	$(0.57)	$(0.92)	$(0.81)	$(0.75)
Net asset value — End of year	$18.43	$16.11	$15.72	$19.65	$18.35
Total Return(2)	18.61%	6.11%	(16.00)%	11.70%	8.93%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$52,566	$53,435	$60,616	$62,269	$39,770
Ratios (as a percentage of average daily net assets):(3)
Total expenses(4)	0.18%	0.18%	0.16%	0.15%	0.16%
Net expenses(4)	0.18%(5)	0.18%(5)	0.16%(5)	0.15%	0.16%
Net investment income	3.68%	3.40%	1.85%	1.51%	1.93%
Portfolio Turnover	13%	43%	20%	23%	36%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Amounts do not include the expenses of the Underlying Funds.
(5)	Includes a reimbursement of expenses by the investment adviser due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2024, 2023 and 2022).
11
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2024
Financial Highlights — continued

	Conservative Allocation Fund — Class R6
	Year Ended September 30,		Period Ended September 30, 2022(1)
	2024	2023
Net asset value — Beginning of period	$16.11	$15.72	$18.86
Income (Loss) From Operations
Net investment income(2)	$0.60	$0.57	$0.24
Net realized and unrealized gain (loss)	2.37	0.40	(3.16)
Total income (loss) from operations	$2.97	$0.97	$(2.92)
Less Distributions
From net investment income	$(0.65)	$(0.58)	$(0.22)
Total distributions	$(0.65)	$(0.58)	$(0.22)
Net asset value — End of period	$18.43	$16.11	$15.72
Total Return(3)	18.70%	6.18%	(15.54)%(4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,372	$310	$100
Ratios (as a percentage of average daily net assets):(5)
Total expenses(6)	0.11%	0.11%	0.11%(7)
Net expenses(6)	0.11%(8)	0.11%(8)	0.11%(7)(8)
Net investment income	3.39%	3.44%	2.15%(7)
Portfolio Turnover	13%	43%	20%(4)(9)

(1)	For the period from the commencement of operations, February 1, 2022, to September 30, 2022.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Amounts do not include the expenses of the Underlying Funds.
(7)	Annualized.
(8)	Includes a reimbursement of expenses by the investment adviser due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2024 and 2023 and the period ended September 30, 2022).
(9)	For the year ended September 30, 2022.
12
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2024
Financial Highlights — continued

	Moderate Allocation Fund — Class A
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$19.60	$18.31	$23.50	$20.66	$19.49
Income (Loss) From Operations
Net investment income(1)	$0.49	$0.48	$0.28	$0.22	$0.26
Net realized and unrealized gain (loss)	3.95	1.29	(4.26)	3.54	1.73
Total income (loss) from operations	$4.44	$1.77	$(3.98)	$3.76	$1.99
Less Distributions
From net investment income	$(0.50)	$(0.48)	$(0.44)	$(0.25)	$(0.26)
From net realized gain	(0.85)	—	(0.77)	(0.67)	(0.56)
Total distributions	$(1.35)	$(0.48)	$(1.21)	$(0.92)	$(0.82)
Net asset value — End of year	$22.69	$19.60	$18.31	$23.50	$20.66
Total Return(2)	23.39%	9.72%	(17.91)%	18.53%	10.44%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$295,140	$264,282	$254,243	$312,287	$259,726
Ratios (as a percentage of average daily net assets):(3)
Total expenses(4)	0.41%	0.41%	0.40%	0.39%	0.41%
Net expenses(4)	0.41%(5)	0.41%(5)	0.40%(5)	0.39%	0.41%
Net investment income	2.35%	2.41%	1.29%	0.98%	1.32%
Portfolio Turnover	19%	41%	18%	26%	35%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Amounts do not include the expenses of the Underlying Funds.
(5)	Includes a reimbursement of expenses by the investment adviser due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2024, 2023 and 2022).
13
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2024
Financial Highlights — continued

	Moderate Allocation Fund — Class C
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$18.37	$17.19	$22.14	$19.56	$18.52
Income (Loss) From Operations
Net investment income(1)	$0.32	$0.32	$0.11	$0.05	$0.11
Net realized and unrealized gain (loss)	3.68	1.20	(3.98)	3.33	1.64
Total income (loss) from operations	$4.00	$1.52	$(3.87)	$3.38	$1.75
Less Distributions
From net investment income	$(0.35)	$(0.34)	$(0.31)	$(0.13)	$(0.15)
From net realized gain	(0.85)	—	(0.77)	(0.67)	(0.56)
Total distributions	$(1.20)	$(0.34)	$(1.08)	$(0.80)	$(0.71)
Net asset value — End of year	$21.17	$18.37	$17.19	$22.14	$19.56
Total Return(2)	22.47%	8.89%	(18.50)%	17.60%	9.62%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$21,649	$23,909	$26,149	$36,398	$34,674
Ratios (as a percentage of average daily net assets):(3)
Total expenses(4)	1.16%	1.16%	1.15%	1.14%	1.16%
Net expenses(4)	1.16%(5)	1.16%(5)	1.15%(5)	1.14%	1.16%
Net investment income	1.65%	1.70%	0.54%	0.24%	0.59%
Portfolio Turnover	19%	41%	18%	26%	35%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Amounts do not include the expenses of the Underlying Funds.
(5)	Includes a reimbursement of expenses by the investment adviser due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2024, 2023 and 2022).
14
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2024
Financial Highlights — continued

	Moderate Allocation Fund — Class I
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$19.63	$18.33	$23.52	$20.68	$19.51
Income (Loss) From Operations
Net investment income(1)	$0.55	$0.53	$0.33	$0.28	$0.30
Net realized and unrealized gain (loss)	3.94	1.31	(4.25)	3.54	1.74
Total income (loss) from operations	$4.49	$1.84	$(3.92)	$3.82	$2.04
Less Distributions
From net investment income	$(0.55)	$(0.54)	$(0.50)	$(0.31)	$(0.31)
From net realized gain	(0.85)	—	(0.77)	(0.67)	(0.56)
Total distributions	$(1.40)	$(0.54)	$(1.27)	$(0.98)	$(0.87)
Net asset value — End of year	$22.72	$19.63	$18.33	$23.52	$20.68
Total Return(2)	23.65%	10.05%	(17.69)%	18.80%	10.71%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$84,727	$75,426	$67,288	$90,643	$58,212
Ratios (as a percentage of average daily net assets):(3)
Total expenses(4)	0.16%	0.16%	0.15%	0.14%	0.16%
Net expenses(4)	0.16%(5)	0.16%(5)	0.15%(5)	0.14%	0.16%
Net investment income	2.61%	2.65%	1.54%	1.22%	1.51%
Portfolio Turnover	19%	41%	18%	26%	35%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Amounts do not include the expenses of the Underlying Funds.
(5)	Includes a reimbursement of expenses by the investment adviser due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2024, 2023 and 2022).
15
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2024
Financial Highlights — continued

	Moderate Allocation Fund — Class R6
	Year Ended September 30,		Period Ended September 30, 2022(1)
	2024	2023
Net asset value — Beginning of period	$19.62	$18.33	$22.51
Income (Loss) From Operations
Net investment income(2)	$0.55	$0.41	$0.16
Net realized and unrealized gain (loss)	3.94	1.43	(4.18)
Total income (loss) from operations	$4.49	$1.84	$(4.02)
Less Distributions
From net investment income	$(0.56)	$(0.55)	$(0.16)
From net realized gain	(0.85)	—	—
Total distributions	$(1.41)	$(0.55)	$(0.16)
Net asset value — End of period	$22.70	$19.62	$18.33
Total Return(3)	23.68%	10.05%	(17.90)%(4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$889	$1,058	$16
Ratios (as a percentage of average daily net assets):(5)
Total expenses(6)	0.11%	0.10%	0.09%(7)
Net expenses(6)	0.11%(8)	0.10%(8)	0.09%(7)(8)
Net investment income	2.64%	2.02%	1.17%(7)
Portfolio Turnover	19%	41%	18%(4)(9)

(1)	For the period from the commencement of operations, February 1, 2022, to September 30, 2022.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Amounts do not include the expenses of the Underlying Funds.
(7)	Annualized.
(8)	Includes a reimbursement of expenses by the investment adviser due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2024 and 2023 and the period ended September 30, 2022).
(9)	For the year ended September 30, 2022.
16
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2024
Financial Highlights — continued

	Growth Allocation Fund — Class A
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$22.90	$20.68	$27.07	$22.15	$20.38
Income (Loss) From Operations
Net investment income(1)	$0.33	$0.34	$0.21	$0.11	$0.18
Net realized and unrealized gain (loss)	5.73	2.50	(5.65)	5.63	2.35
Total income (loss) from operations	$6.06	$2.84	$(5.44)	$5.74	$2.53
Less Distributions
From net investment income	$(0.37)	$(0.29)	$(0.49)	$(0.12)	$(0.20)
From net realized gain	(0.71)	(0.33)	(0.46)	(0.70)	(0.56)
Total distributions	$(1.08)	$(0.62)	$(0.95)	$(0.82)	$(0.76)
Net asset value — End of year	$27.88	$22.90	$20.68	$27.07	$22.15
Total Return(2)	27.17%	13.83%	(20.97)%	26.32%	12.52%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$276,578	$226,573	$190,453	$224,233	$157,659
Ratios (as a percentage of average daily net assets):(3)
Total expenses(4)	0.45%(5)	0.46%	0.44%	0.44%	0.47%
Net expenses(4)	0.44%(5)(6)	0.43%(6)	0.43%(6)	0.43%	0.43%
Net investment income	1.30%	1.47%	0.84%	0.43%	0.87%
Portfolio Turnover	23%	37%	9%	17%	43%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Amounts do not include the expenses of the Underlying Funds.
(5)	Includes interest expense of 0.01%.
(6)	Includes a reimbursement of expenses by the investment adviser due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005%, less than 0.01% and less than 0.005% of average daily net assets for the years ended September 30, 2024, 2023 and 2022, respectively).
17
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2024
Financial Highlights — continued

	Growth Allocation Fund — Class C
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$18.87	$17.15	$22.61	$18.63	$17.26
Income (Loss) From Operations
Net investment income (loss)(1)	$0.13	$0.15	$0.02	$(0.06)	$0.02
Net realized and unrealized gain (loss)	4.69	2.06	(4.69)	4.72	1.98
Total income (loss) from operations	$4.82	$2.21	$(4.67)	$4.66	$2.00
Less Distributions
From net investment income	$(0.22)	$(0.16)	$(0.33)	$ —	$(0.07)
From net realized gain	(0.71)	(0.33)	(0.46)	(0.68)	(0.56)
Total distributions	$(0.93)	$(0.49)	$(0.79)	$(0.68)	$(0.63)
Net asset value — End of year	$22.76	$18.87	$17.15	$22.61	$18.63
Total Return(2)	26.26%	12.96%	(21.54)%	25.38%	11.67%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$17,199	$15,796	$16,129	$18,612	$16,419
Ratios (as a percentage of average daily net assets):(3)
Total expenses(4)	1.20%(5)	1.21%	1.19%	1.19%	1.22%
Net expenses(4)	1.19%(5)(6)	1.18%(6)	1.18%(6)	1.18%	1.18%
Net investment income (loss)	0.61%	0.76%	0.11%	(0.28)%	0.13%
Portfolio Turnover	23%	37%	9%	17%	43%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Amounts do not include the expenses of the Underlying Funds.
(5)	Includes interest expense of 0.01%.
(6)	Includes a reimbursement of expenses by the investment adviser due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005%, less than 0.01% and less than 0.005% of average daily net assets for the years ended September 30, 2024, 2023 and 2022, respectively).
18
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2024
Financial Highlights — continued

	Growth Allocation Fund — Class I
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$23.04	$20.80	$27.23	$22.27	$20.48
Income (Loss) From Operations
Net investment income(1)	$0.42	$0.40	$0.25	$0.14	$0.21
Net realized and unrealized gain (loss)	5.75	2.52	(5.66)	5.69	2.39
Total income (loss) from operations	$6.17	$2.92	$(5.41)	$5.83	$2.60
Less Distributions
From net investment income	$(0.43)	$(0.35)	$(0.56)	$(0.17)	$(0.25)
From net realized gain	(0.71)	(0.33)	(0.46)	(0.70)	(0.56)
Total distributions	$(1.14)	$(0.68)	$(1.02)	$(0.87)	$(0.81)
Net asset value — End of year	$28.07	$23.04	$20.80	$27.23	$22.27
Total Return(2)	27.53%	14.13%	(20.81)%	26.63%	12.81%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$64,296	$64,084	$54,815	$54,814	$17,706
Ratios (as a percentage of average daily net assets):(3)
Total expenses(4)	0.20%(5)	0.21%	0.19%	0.19%	0.22%
Net expenses(4)	0.19%(5)(6)	0.18%(6)	0.18%(6)	0.18%	0.18%
Net investment income	1.67%	1.73%	1.01%	0.52%	1.03%
Portfolio Turnover	23%	37%	9%	17%	43%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Amounts do not include the expenses of the Underlying Funds.
(5)	Includes interest expense of 0.01%.
(6)	Includes a reimbursement of expenses by the investment adviser due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005%, less than 0.01% and less than 0.005% of average daily net assets for the years ended September 30, 2024, 2023 and 2022, respectively).
19
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2024
Financial Highlights — continued

	Growth Allocation Fund — Class R6
	Year Ended September 30,		Period Ended September 30, 2022(1)
	2024	2023
Net asset value — Beginning of period	$23.04	$20.81	$26.49
Income (Loss) From Operations
Net investment income(2)	$0.34	$0.26	$0.05
Net realized and unrealized gain (loss)	5.85	2.66	(5.73)
Total income (loss) from operations	$6.19	$2.92	$(5.68)
Less Distributions
From net investment income	$(0.45)	$(0.36)	$ —
From net realized gain	(0.71)	(0.33)	—
Total distributions	$(1.16)	$(0.69)	$ —
Net asset value — End of period	$28.07	$23.04	$20.81
Total Return(3)	27.62%	14.15%	(21.44)%(4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,289	$532	$107
Ratios (as a percentage of average daily net assets):(5)
Total expenses(6)	0.13%(7)	0.17%	0.15%(8)
Net expenses(6)	0.13%(7)(9)	0.14%(9)	0.14%(8)(9)
Net investment income	1.34%	1.12%	0.33%(8)
Portfolio Turnover	23%	37%	9%(4)(10)

(1)	For the period from the commencement of operations, February 1, 2022, to September 30, 2022.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Amounts do not include the expenses of the Underlying Funds.
(7)	Includes interest expense of 0.01%.
(8)	Annualized.
(9)	Includes a reimbursement of expenses by the investment adviser due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005%, less than 0.01% and less than 0.005% of average daily net assets for the years ended September 30, 2024 and 2023 and the period ended September 30, 2022, respectively).
(10)	For the year ended September 30, 2022.
20
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Conservative Allocation Fund (Conservative), Calvert Moderate Allocation Fund (Moderate) and Calvert Growth Allocation Fund (Growth) (each a Fund and collectively, the Funds) are diversified series of Calvert Social Investment Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of Conservative is to seek current income and capital appreciation, consistent with the preservation of capital. The investment objective of Moderate is to seek long-term capital appreciation and growth of income, with current income a secondary objective. The investment objective of Growth is to seek long-term capital appreciation. Each Fund is a "fund-of-funds" that invests primarily in a combination of other Calvert equity and income funds (the Underlying Funds). The financial statements of the Underlying Funds are included in their shareholder reports, which are available free of charge at www.calvert.com.
Each Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 1.00% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1.00% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Funds’ prospectus. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in each Fund, but votes separately on class-specific matters and is subject to different expenses.
Each Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds use independent pricing services approved by the Board of Trustees (the Board) to value their investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the Board's valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value each Fund’s investments by major category are as follows:
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in the Underlying Funds and in money market funds are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy. Valuation methodologies and policies of the Underlying Funds are included in their financial statements, which are available upon request.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated a Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that a Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant
21

Calvert
Asset Allocation Funds
September 30, 2024
Notes to Financial Statements — continued

information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following tables summarize the market value of each of the Funds' holdings as of September 30, 2024, based on the inputs used to value them:
Conservative
Asset Description	Level 1	Level 2	Level 3	Total
Mutual Funds	$245,863,061	$ —	$ —	$245,863,061
Short-Term Investments	28,993	—	—	28,993
Total Investments	$245,892,054	$ —	$ —	$245,892,054
Futures Contracts	$6,265	$ —	$ —	$6,265
Total	$245,898,319	$ —	$ —	$245,898,319
Liability Description
Futures Contracts	$(56,680)	$ —	$ —	$(56,680)
Total	$(56,680)	$ —	$ —	$(56,680)
Moderate
Asset Description	Level 1	Level 2	Level 3	Total
Mutual Funds	$400,296,331	$ —	$ —	$400,296,331
Short-Term Investments	976,096	—	—	976,096
Total Investments	$401,272,427	$ —	$ —	$401,272,427
Futures Contracts	$14,017	$ —	$ —	$14,017
Total	$401,286,444	$ —	$ —	$401,286,444
Liability Description
Futures Contracts	$(38,225)	$ —	$ —	$(38,225)
Total	$(38,225)	$ —	$ —	$(38,225)
Growth
Asset Description	Level 1	Level 2	Level 3	Total
Mutual Funds	$356,582,876	$ —	$ —	$356,582,876
Short-Term Investments	2,587,614	—	—	2,587,614
Total Investments	$359,170,490	$ —	$ —	$359,170,490
Futures Contracts	$6,067	$ —	$ —	$6,067
Total	$359,176,557	$ —	$ —	$359,176,557
22

Calvert
Asset Allocation Funds
September 30, 2024
Notes to Financial Statements — continued

Growth — continued
Liability Description	Level 1	Level 2	Level 3	Total
Futures Contracts	$(14,639)	$ —	$ —	$(14,639)
Total	$(14,639)	$ —	$ —	$(14,639)
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Distributions from the Underlying Funds are recorded on the ex-dividend date. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of each Fund. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statements of Operations, are not allocated to Class R6 shares.
D  Futures Contracts— The Funds may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Funds. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Funds' ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Funds.
E  Distributions to Shareholders— Distributions to shareholders are recorded by the Funds on ex-dividend date. Distributions from net investment income are declared and paid quarterly for Conservative and Moderate and annually for Growth. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.
F  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G  Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.
H  Federal Income Taxes— No provision for federal income or excise tax is required since each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Funds' tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds' financial statements. Each Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
23

Calvert
Asset Allocation Funds
September 30, 2024
Notes to Financial Statements — continued

2  Related Party Transactions
Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, provides investment advisory services to the Funds. CRM does not receive compensation from the Funds for performing investment advisory services. CRM does, however, receive a fee for investment advisory services provided to the Underlying Funds.
The Funds may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. Each Fund’s expenses are reduced by an amount equal to its pro rata share of the advisory and administration fees incurred by each Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2024, expenses reimbursed by CRM for Conservative, Moderate and Growth were $3,190, $3,726 and $4,917, respectively, relating to each Fund’s investment in the Liquidity Fund.
For Growth, CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses, borrowing costs, taxes or litigation expenses) exceed 0.43%, 1.18%, 0.18% and 0.14% for Class A, Class C, Class I and Class R6, respectively, of such class’s average daily net assets. For Growth, the expense reimbursement agreement with CRM may be changed or terminated after February 1, 2025. For the year ended September 30, 2024, CRM waived and/or reimbursed expenses of $36,348 for Growth. CRM serves as the administrator of the Funds, but receives no compensation.
Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Funds' principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Funds by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Each Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Funds. In addition, pursuant to the Class C Plan, each Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees for Conservative, Moderate and Growth paid or accrued for the year ended September 30, 2024 amounted to $434,771, $696,215 and $631,854, respectively, for Class A shares and $148,663, $230,192 and $165,415, respectively, for Class C shares.
The Funds were informed that EVD received $10,822, $30,312 and $78,609 for Conservative, Moderate and Growth, respectively, as their portion of the sales charge on sales of Class A shares for the year ended September 30, 2024.
For the year ended September 30, 2024, the Funds were also informed that EVD received the following amounts of contingent deferred sales charges paid by Class A and Class C shareholders:
	Conservative	Moderate	Growth
Class A	$9,925	$529	$280
Class C	1,747	3,921	3,243
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2024, sub-transfer agency fees and expenses incurred to EVM amounted to $31,334, $63,052 and $70,146 for Conservative, Moderate and Growth, respectively, and are included in transfer agency fees and expenses on the Statements of Operations.
Each Trustee of the Funds who is not an employee of CRM or its affiliates receives an annual fee of $225,000 ($214,000 prior to January 1, 2024), an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $40,000 annual fee, Committee chairs receive an additional $15,000 annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Funds or other Calvert funds selected by the Trustees. The Funds purchase shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Funds' assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Funds who are employees of CRM or its affiliates are paid by CRM.
24

Calvert
Asset Allocation Funds
September 30, 2024
Notes to Financial Statements — continued

3  Investment Activity
During the year ended September 30, 2024, the cost of purchases and proceeds from sales of investments, other than short-term securities, were as follows:
	Conservative	Moderate	Growth
Purchases
Non-U.S. Government and Agency Securities	$31,960,854	$73,128,062	$75,053,211
Sales
U.S. Government and Agency Securities	$14,521,092	$12,567,064	$5,224,803
Non-U.S. Government and Agency Securities	42,563,102	91,177,439	86,138,709
Total Sales	$57,084,194	$103,744,503	$91,363,512
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2024 and September 30, 2023 was as follows:
	Conservative		Moderate		Growth
	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
	2024	2023	2024	2023	2024	2023
Ordinary income	$8,326,994	$8,286,312	$9,014,658	$9,127,829	$5,051,849	$3,777,345
Long-term capital gains	$ —	$ —	$15,262,748	$ —	$9,651,977	$4,233,530
During the year ended September 30, 2024, the following amounts were reclassified due to the Funds' use of equalization accounting. Tax equalization accounting allows a Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains.
	Conservative	Moderate	Growth
Change in:
Paid-in capital	$99,475	$805,891	$285,237
Distributable earnings	$(99,475)	$(805,891)	$(285,237)
These reclassifications had no effect on the net assets or net asset value per share of the Funds.
As of September 30, 2024, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
	Conservative	Moderate	Growth
Undistributed ordinary income	$ —	$1,824,801	$1,367,970
Undistributed long-term capital gains	—	47,867	—
Deferred capital losses	(4,690,344)	—	—
Net unrealized appreciation	19,024,399	76,047,984	91,353,388
Distributable earnings	$14,334,055	$77,920,652	$92,721,358
25

Calvert
Asset Allocation Funds
September 30, 2024
Notes to Financial Statements — continued

At September 30, 2024, Conservative, for federal income tax purposes, had deferred capital losses of $4,690,344 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2024, $4,690,344 are short-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Funds at September 30, 2024, as determined on a federal income tax basis, were as follows:
	Conservative	Moderate	Growth
Aggregate cost	$226,867,655	$325,224,443	$267,817,102
Gross unrealized appreciation	$24,821,004	$78,308,158	$91,376,031
Gross unrealized depreciation	(5,796,605)	(2,260,174)	(22,643)
Net unrealized appreciation	$19,024,399	$76,047,984	$91,353,388
5  Financial Instruments
A summary of futures contracts outstanding at September 30, 2024 is included in each Fund's Schedule of Investments. During the year ended September 30, 2024, each Fund used futures contracts to facilitate the periodic rebalancing of its portfolio to maintain its target asset allocation and to make tactical asset allocations.
At September 30, 2024, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk was as follows:
Conservative
Derivative	Statements of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Distributable earnings	$6,265(1)	$(56,680)(1)

(1)	Only the current day's variation margin is reported within the Statements of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
Moderate
Derivative	Statements of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Distributable earnings	$14,017(1)	$(38,225)(1)

(1)	Only the current day's variation margin is reported within the Statements of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
Growth
Derivative	Statements of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Distributable earnings	$6,067(1)	$(14,639)(1)

(1)	Only the current day's variation margin is reported within the Statements of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
26

Calvert
Asset Allocation Funds
September 30, 2024
Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statements of Operations and whose primary underlying risk exposure is interest rate risk for the year ended September 30, 2024 was as follows:
Statements of Operations Caption	Conservative	Moderate	Growth
Net realized gain (loss):
Futures contracts	$643,934	$560,772	$188,224
Total	$643,934	$560,772	$188,224
Change in unrealized appreciation (depreciation):
Futures contracts	$655,854	$661,785	$66,528
Total	$655,854	$661,785	$66,528
The average notional cost of futures contracts outstanding during the year ended September 30, 2024, which are indicative of the volume of these derivative types, were approximately as follows:
	Conservative	Moderate	Growth
Futures contracts — long	$20,846,000	$24,284,000	$8,620,000
Futures contracts — short	$ —	$ —	$169,000
6  Line of Credit
The Funds participate with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 22, 2024. In connection with the renewal of the agreement on October 24, 2023, the borrowing limit was decreased from $725 million. Borrowings are made by the Funds solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to each Fund based on its borrowings generally at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2023, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time.
At September 30, 2024, Conservative had a balance outstanding pursuant to this line of credit of $100,000 at an annual interest rate of 8.00%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at September 30, 2024. If measured at fair value, borrowings under the line of credit would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2024. Average borrowings and the weighted average interest rate (excluding fees) for Conservative, Moderate and Growth for the year ended September 30, 2024 were $338,689 and 6.38%, $284,508 and 6.37% and $520,164 and 6.34%, respectively. Effective October 22, 2024, the Funds renewed their line of credit agreement, which expires October 21, 2025, at substantially the same terms.
7  Affiliated Investments
At September 30, 2024, the value of each Fund’s investment in affiliated funds, including funds that may be deemed to be affiliated, was $245,892,054, $401,272,427 and $359,170,490 for Conservative, Moderate and Growth, respectively, which represents 99.5%, 99.7% and 99.9% of net assets for Conservative, Moderate and Growth, respectively. Transactions in such investments by the Funds for the year ended September 30, 2024 were as follows:
Conservative
Name of Calvert Fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Capital gains distributions received	Shares, end of period
Bond Fund, Class R6	$69,602,117	$ 4,743,801	$ (8,757,324)	$(1,278,703)	$ 6,689,500	$ 70,999,391	$ 3,306,794	$ —	4,771,464
27

Calvert
Asset Allocation Funds
September 30, 2024
Notes to Financial Statements — continued

Conservative — continued
Name of Calvert Fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Capital gains distributions received	Shares, end of period
Core Bond Fund, Class I	$24,878,115	$ 3,029,016	$ (2,147,705)	$ (52,458)	$ 1,674,785	$ 27,381,753	$ 1,182,445	$ —	1,692,321
Emerging Markets Advancement Fund, Class I	6,096,781	219,984	(1,715,711)	(231,232)	1,230,439	5,600,261	178,927	—	464,752
Emerging Markets Equity Fund, Class R6	1,835,864	67,449	(322,965)	6,591	375,731	1,962,670	19,784	—	104,731
Equity Fund, Class R6	7,241,115	131,897	(1,537,698)	381,276	1,284,238	7,500,828	29,895	102,002	73,300
Flexible Bond Fund, Class R6	7,517,814	584,855	(1,056,599)	(37,336)	478,930	7,487,664	423,847	—	505,241
Floating-Rate Advantage Fund, Class R6	9,433,439	1,201,704	(1,314,565)	(95,817)	127,673	9,352,434	834,446	—	1,044,965
Focused Value Fund, Class R6	6,068,754	78,790	(1,117,663)	84,342	1,283,754	6,397,977	66,519	—	527,016
High Yield Bond Fund, Class R6	6,255,039	494,915	(948,542)	(77,796)	511,707	6,235,323	362,257	—	252,340
International Equity Fund, Class R6	6,614,264	1,359,240	(1,318,659)	207,425	1,436,156	8,298,426	72,268	—	311,152
International Opportunities Fund, Class R6	4,873,269	124,284	(2,038,423)	68,189	802,761	3,830,080	71,049	—	207,368
International Responsible Index Fund, Class R6	5,468,557	1,332,380	(1,178,370)	131,034	1,207,175	6,960,776	116,906	—	213,652
Liquidity Fund	5,377,925	34,865,353	(40,214,285)	—	—	28,993	112,281	—	28,993
Mid-Cap Fund, Class I	1,815,836	19,534	(331,060)	16,876	386,131	1,907,317	3,012	—	39,604
Mortgage Access Fund, Class I	12,929,949	1,738,778	(566,153)	(14,001)	825,095	14,913,668	781,738	—	1,489,877
Short Duration Income Fund, Class R6	5,044,979	430,959	(702,859)	(33,213)	242,012	4,981,878	246,959	—	313,523
Small-Cap Fund, Class R6	4,235,938	89,649	(801,188)	24,089	939,190	4,487,678	17,743	—	120,088
Ultra-Short Duration Income Fund, Class R6	10,097,125	6,582,096	(1,344,492)	(10,362)	153,060	15,477,427	549,172	—	1,561,799
US Large-Cap Core Responsible Index Fund, Class R6	14,514,146	8,157,444	(10,004,175)	1,046,804	4,723,397	18,437,616	218,176	—	365,971
28

Calvert
Asset Allocation Funds
September 30, 2024
Notes to Financial Statements — continued

Conservative — continued
Name of Calvert Fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Capital gains distributions received	Shares, end of period
US Large-Cap Growth Responsible Index Fund, Class R6	$ 7,225,740	$ 1,102,131	$ (2,270,039)	$ 491,416	$ 2,282,681	$ 8,831,929	$ 55,326	$ —	133,393
US Large-Cap Value Responsible Index Fund, Class R6	10,930,482	398,506	(2,444,577)	216,416	2,499,794	11,600,621	244,882	—	337,325
US Mid-Cap Core Responsible Index Fund, Class R6	3,049,392	73,442	(644,335)	92,415	646,430	3,217,344	36,187	—	76,060
Total				$ 935,955	$29,800,639	$245,892,054	$ 8,930,613	$102,002
Moderate
Name of Calvert Fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Capital gains distributions received	Shares, end of period
Bond Fund, Class R6	$37,106,184	$ 3,610,160	$ (7,437,872)	$ (971,038)	$ 3,868,048	$ 36,175,482	$ 1,802,714	$ —	2,431,148
Core Bond Fund, Class I	18,442,760	2,057,767	(5,340,999)	(112,002)	1,264,707	16,312,233	878,347	—	1,008,173
Emerging Markets Advancement Fund, Class I	16,781,735	703,285	(4,196,590)	(543,060)	3,501,167	16,246,537	530,717	—	1,348,260
Emerging Markets Equity Fund, Class R6	8,990,637	386,491	(3,494,993)	(282,340)	1,874,838	7,474,633	81,621	—	398,860
Equity Fund, Class R6	16,838,953	1,510,157	(2,239,751)	39,156	4,080,528	20,229,043	76,367	260,571	197,684
Flexible Bond Fund, Class R6	11,525,728	1,066,138	(1,205,793)	(40,373)	730,485	12,076,185	661,977	—	814,857
Floating-Rate Advantage Fund, Class R6	13,926,978	1,925,067	(2,709,566)	(256,191)	296,448	13,182,736	1,156,680	—	1,472,932
Focused Value Fund, Class R6	19,262,843	353,338	(2,502,648)	182,146	4,283,440	21,579,119	214,895	—	1,777,522
High Yield Bond Fund, Class R6	13,476,130	1,366,287	(2,503,352)	(229,887)	1,139,836	13,249,014	748,591	—	536,180
International Equity Fund, Class R6	18,298,615	3,553,869	(1,917,655)	189,934	4,563,682	24,688,445	213,917	—	925,701
International Opportunities Fund, Class R6	16,162,113	800,634	(5,698,349)	181,097	2,861,658	14,307,153	253,324	—	774,616
29

Calvert
Asset Allocation Funds
September 30, 2024
Notes to Financial Statements — continued

Moderate — continued
Name of Calvert Fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Capital gains distributions received	Shares, end of period
International Responsible Index Fund, Class R6	$15,550,458	$ 3,339,361	$ (2,222,338)	$ 66,598	$ 3,793,101	$ 20,527,180	$ 339,547	$ —	630,055
Liquidity Fund	4,163,915	41,421,123	(44,608,942)	—	—	976,096	132,358	—	976,096
Mid-Cap Fund, Class I	3,676,112	61,470	(456,681)	(32,716)	866,129	4,114,314	6,174	—	85,430
Mortgage Access Fund, Class I	11,233,543	1,367,079	(1,342,185)	278	705,199	11,963,914	662,381	—	1,195,196
Short Duration Income Fund, Class R6	5,802,900	726,374	(559,521)	(27,583)	273,537	6,215,707	290,024	—	391,171
Small-Cap Fund, Class R6	10,863,944	252,024	(2,405,636)	48,822	2,361,861	11,121,015	42,946	—	297,592
Ultra-Short Duration Income Fund, Class R6	11,658,198	19,026,600	(4,721,775)	2,991	152,160	26,118,174	540,745	—	2,635,537
US Large-Cap Core Responsible Index Fund, Class R6	46,861,230	19,470,361	(26,695,640)	2,733,389	14,797,175	57,166,515	629,560	—	1,134,707
US Large-Cap Growth Responsible Index Fund, Class R6	17,014,640	10,278,619	(6,089,029)	610,701	7,629,598	29,444,529	175,065	—	444,714
US Large-Cap Value Responsible Index Fund, Class R6	26,287,657	1,041,160	(5,050,031)	407,547	6,211,059	28,897,392	584,885	—	840,285
US Mid-Cap Core Responsible Index Fund, Class R6	9,216,867	231,820	(2,387,035)	317,882	1,827,477	9,207,011	100,670	—	217,660
Total				$2,285,351	$67,082,133	$401,272,427	$10,123,505	$260,571
Growth
Name of Calvert Fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Capital gains distributions received	Shares, end of period
Core Bond Fund, Class I	$12,255,152	$12,221,092	$(10,970,347)	$ (44,274)	$ 747,489	$ 14,209,112	$ 609,374	$ —	878,190
Emerging Markets Advancement Fund, Class I	20,139,813	1,260,167	(3,079,670)	(385,724)	4,199,770	22,134,356	682,210	—	1,836,876
30

Calvert
Asset Allocation Funds
September 30, 2024
Notes to Financial Statements — continued

Growth — continued
Name of Calvert Fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Capital gains distributions received	Shares, end of period
Emerging Markets Equity Fund, Class R6	$11,963,777	$ 407,744	$ (4,231,855)	$ (771,487)	$ 2,899,544	$ 10,267,723	$ 105,488	$ —	547,904
Equity Fund, Class R6	17,881,136	6,920,826	(1,156,396)	27,447	4,862,775	28,535,788	91,694	312,866	278,860
Floating-Rate Advantage Fund, Class R6	4,590,684	673,923	(2,569,355)	(127,867)	135,160	2,702,545	369,792	—	301,960
Focused Value Fund, Class R6	19,049,362	1,087,227	(1,939,573)	169,353	4,426,596	22,792,965	219,598	—	1,877,509
High Yield Bond Fund, Class R6	8,798,956	2,642,999	(6,626,110)	(372,613)	906,234	5,349,466	469,572	—	216,490
International Equity Fund, Class R6	21,709,260	4,603,001	(1,365,725)	53,765	5,766,623	30,766,924	263,055	—	1,153,616
International Opportunities Fund, Class R6	17,917,886	1,027,636	(5,269,631)	(1,748)	3,488,315	17,162,458	295,451	—	929,207
International Responsible Index Fund, Class R6	22,006,520	3,635,323	(1,557,732)	(19,521)	5,602,329	29,666,919	497,837	—	910,587
Liquidity Fund	9,732,678	22,574,006	(29,719,070)	—	—	2,587,614	169,653	—	2,587,614
Mid-Cap Fund, Class I	4,567,771	92,221	(1,117,051)	(84,556)	1,050,126	4,508,511	6,677	—	93,615
Small-Cap Fund, Class R6	12,027,643	295,760	(5,827,123)	276,530	2,351,934	9,124,744	46,995	—	244,173
Ultra-Short Duration Income Fund, Class R6	6,413,818	7,696,790	(5,327,399)	50,274	26,651	8,860,134	293,178	—	894,060
US Large-Cap Core Responsible Index Fund, Class R6	52,996,400	19,068,270	(21,754,933)	2,070,950	18,135,876	70,516,562	721,853	—	1,399,694
US Large-Cap Growth Responsible Index Fund, Class R6	18,806,894	11,796,314	(5,853,205)	662,897	8,742,003	34,154,903	197,324	—	515,857
US Large-Cap Value Responsible Index Fund, Class R6	31,153,564	1,332,140	(5,684,871)	601,749	7,489,557	34,892,139	718,649	—	1,014,601
US Mid-Cap Core Responsible Index Fund, Class R6	10,015,717	291,778	(1,807,731)	226,701	2,211,162	10,937,627	115,298	—	258,573
Total				$2,331,876	$73,042,144	$359,170,490	$5,873,698	$312,866
31

Calvert
Asset Allocation Funds
September 30, 2024
Notes to Financial Statements — continued

8  Capital Shares
Each Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes.
Transactions in capital shares, including direct exchanges pursuant to share class conversions, were as follows:
Conservative
	Year Ended September 30, 2024		Year Ended September 30, 2023
	Shares	Amount	Shares	Amount
Class A
Shares sold	694,060	$12,115,451	1,151,240	$19,097,240
Reinvestment of distributions	323,763	5,701,553	345,065	5,640,826
Shares redeemed	(2,203,691)	(37,957,999)	(2,035,736)	(33,739,454)
Net decrease	(1,185,868)	$(20,140,995)	(539,431)	$(9,001,388)
Class C
Shares sold	64,576	$1,102,120	113,146	$1,857,003
Reinvestment of distributions	21,741	376,805	27,321	440,383
Shares redeemed	(432,910)	(7,367,873)	(320,865)	(5,224,962)
Net decrease	(346,593)	$(5,888,948)	(180,398)	$(2,927,576)
Class I
Shares sold	705,587	$12,197,013	514,651	$8,598,070
Reinvestment of distributions	107,915	1,901,911	121,422	1,987,015
Shares redeemed	(1,277,029)	(22,124,364)	(1,175,912)	(19,479,063)
Net decrease	(463,527)	$(8,025,440)	(539,839)	$(8,893,978)
Class R6
Shares sold	240,050	$4,219,924	13,727	$230,508
Reinvestment of distributions	5,754	102,429	395	6,440
Shares redeemed	(27,787)	(499,211)	(1,255)	(20,929)
Net increase	218,017	$3,823,142	12,867	$216,019
Moderate
	Year Ended September 30, 2024		Year Ended September 30, 2023
	Shares	Amount	Shares	Amount
Class A
Shares sold	886,831	$18,579,190	1,164,851	$23,273,551
Reinvestment of distributions	832,032	17,183,087	326,792	6,391,790
Shares redeemed	(2,190,657)	(45,605,433)	(1,896,265)	(37,851,410)
Net decrease	(471,794)	$(9,843,156)	(404,622)	$(8,186,069)
32

Calvert
Asset Allocation Funds
September 30, 2024
Notes to Financial Statements — continued

Moderate — continued
	Year Ended September 30, 2024		Year Ended September 30, 2023
	Shares	Amount	Shares	Amount
Class C
Shares sold	117,063	$2,272,990	129,400	$2,423,194
Reinvestment of distributions	73,972	1,419,631	26,615	485,740
Shares redeemed	(469,486)	(9,177,870)	(376,192)	(7,051,961)
Net decrease	(278,451)	$(5,485,249)	(220,177)	$(4,143,027)
Class I
Shares sold	880,195	$18,384,642	1,136,505	$22,787,881
Reinvestment of distributions	240,969	4,991,621	101,040	1,980,547
Shares redeemed	(1,234,561)	(26,015,734)	(1,065,171)	(21,219,592)
Net increase (decrease)	(113,397)	$(2,639,471)	172,374	$3,548,836
Class R6
Shares sold	24,811	$508,971	60,274	$1,239,649
Reinvestment of distributions	4,157	85,944	390	7,689
Shares redeemed	(43,754)	(949,549)	(7,598)	(154,650)
Net increase (decrease)	(14,786)	$(354,634)	53,066	$1,092,688
Growth
	Year Ended September 30, 2024		Year Ended September 30, 2023
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,067,291	$26,702,501	1,371,824	$31,612,276
Reinvestment of distributions	431,503	10,485,514	256,573	5,672,819
Shares redeemed	(1,473,947)	(37,044,382)	(944,599)	(21,923,169)
Net increase	24,847	$143,633	683,798	$15,361,926
Class C
Shares sold	147,137	$3,021,426	176,354	$3,353,256
Reinvestment of distributions	38,076	759,236	23,956	438,866
Shares redeemed	(266,522)	(5,453,835)	(303,926)	(5,796,796)
Net decrease	(81,309)	$(1,673,173)	(103,616)	$(2,004,674)
Class I
Shares sold	544,677	$13,700,616	599,846	$13,931,815
Reinvestment of distributions	131,801	3,218,587	80,229	1,781,885
Shares redeemed	(1,166,972)	(29,550,085)	(533,877)	(12,361,336)
Net increase (decrease)	(490,494)	$(12,630,882)	146,198	$3,352,364
33

Calvert
Asset Allocation Funds
September 30, 2024
Notes to Financial Statements — continued

Growth — continued
	Year Ended September 30, 2024		Year Ended September 30, 2023
	Shares	Amount	Shares	Amount
Class R6
Shares sold	26,592	$693,094	19,908	$466,210
Reinvestment of distributions	1,141	27,841	171	3,789
Shares redeemed	(4,872)	(124,647)	(2,128)	(50,176)
Net increase	22,861	$596,288	17,951	$419,823
34

Calvert
Asset Allocation Funds
September 30, 2024
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Calvert Social Investment Fund and Shareholders of Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Growth Allocation Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Growth Allocation Fund (the “Funds”) (three of the funds constituting Calvert Social Investment Fund), including the schedules of investments, as of September 30, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2024, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the year ended September 30, 2020 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2024, by correspondence with the custodian, brokers and transfer agents; when replies were not received from brokers and transfer agents, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 21, 2024
We have served as the auditor of one or more Calvert investment companies since 2021.
35

Calvert
Asset Allocation Funds
September 30, 2024
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2025 will show the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, 163(j) interest dividends and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended September 30, 2024, the Funds designate approximately the following amounts, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%:
Conservative Allocation Fund	$1,101,073
Moderate Allocation Fund	$3,083,082
Growth Allocation Fund	$3,747,404
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of a Fund's dividend distribution that qualifies under tax law. For the Funds' fiscal 2024 ordinary income dividends, the following qualifies for the corporate dividends received deduction:
Conservative Allocation Fund	10.06%
Moderate Allocation Fund	19.62%
Growth Allocation Fund	45.88%
163(j) Interest Dividends. For the fiscal year ended September 30, 2024, the Funds designate the following distributions from net investment income as a 163(j) interest dividend:
Conservative Allocation Fund	1.33%
Moderate Allocation Fund	0.83%
Growth Allocation Fund	0.14%
Capital Gains Dividends. The Funds hereby designate as a capital gain dividend with respect to the taxable year ended September 30, 2024, the following amounts or, if subsequently determined to be different, the net capital gain of such year:
Conservative Allocation Fund	$ —
Moderate Allocation Fund	$ 69,439
Growth Allocation Fund	$ —
36

Calvert
Conservative Allocation Fund
September 30, 2024
Board of Trustees' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.
At an in-person meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 10-11, 2024, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Trustees reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Trustees were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Trustees reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
37

Calvert
Conservative Allocation Fund
September 30, 2024
Board of Trustees' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds, and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Trustees, concluded that the continuation of the investment advisory agreement of Calvert Conservative Allocation Fund (the “Fund”) is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports. The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and its blended benchmark. The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2023. This performance data indicated that the Fund had underperformed the median of its peer universe for the one-, three- and five-year periods ended December 31, 2023. The performance data also indicated that the Fund had outperformed its blended benchmark for the one-, three- and five-year periods ended December 31, 2023. The Board took into account management’s discussion of the Fund’s performance. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its blended benchmark.
Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group. Among other findings, the data indicated that the Fund’s total expenses were below the median of the Fund’s expense group. The Board took into consideration that the Fund does not pay an advisory fee to CRM for advisory services but that CRM does receive advisory fees from the underlying funds in which the Fund invests. The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund. Based upon its review, the Board concluded that the compensation structure was reasonable in view of the nature, extent and quality of services provided by the Adviser.
38

Calvert
Conservative Allocation Fund
September 30, 2024
Board of Trustees' Contract Approval — continued

Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board noted that the Fund did not pay an advisory fee to the Adviser. As a result, the Board did not take into account any economies of scale to be realized with respect to the advisory fee. The Board noted, however, that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
39

Calvert
Moderate Allocation Fund
September 30, 2024
Board of Trustees' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.
At an in-person meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 10-11, 2024, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Trustees reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Trustees were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Trustees reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
40

Calvert
Moderate Allocation Fund
September 30, 2024
Board of Trustees' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Trustees, concluded that the continuation of the investment advisory agreement of Calvert Moderate Allocation Fund (the “Fund”) is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports. The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and its blended benchmark. The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2023. This performance data indicated that the Fund had underperformed the median of its peer universe for the one- and three-year periods ended December 31, 2023, while it had outperformed the median of its peer universe for the five-year period ended December 31, 2023. The performance data also indicated that the Fund had underperformed its blended benchmark for the one-, three- and five-year periods ended December 31, 2023. The Board took into account management’s discussion of the Fund’s performance. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its blended benchmark.
Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group. Among other findings, the data indicated that the Fund’s total expenses (net of waivers and/or reimbursements) were below the median of the Fund’s expense group. The Board took into consideration that the Fund does not pay an advisory fee to CRM for advisory services but that CRM does receive advisory fees from the underlying funds in which the Fund invests. The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser was waiving and/or reimbursing a portion of the Fund’s expenses. Based upon its review, the Board concluded that the compensation structure was reasonable in view of the nature, extent and quality of services provided by the Adviser.
41

Calvert
Moderate Allocation Fund
September 30, 2024
Board of Trustees' Contract Approval — continued

Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board noted that the Fund did not pay an advisory fee to the Adviser. As a result, the Board did not take into account any economies of scale to be realized with respect to the advisory fee. The Board noted, however, that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
42

Calvert
Growth Allocation Fund
September 30, 2024
Board of Trustees' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.
At an in-person meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 10-11, 2024, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Trustees reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Trustees were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Trustees reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
43

Calvert
Growth Allocation Fund
September 30, 2024
Board of Trustees' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Trustees, concluded that the continuation of the investment advisory agreement of Calvert Growth Allocation Fund (the “Fund”) is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports. The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and its blended benchmark. The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2023. This performance data indicated that the Fund had underperformed the median of its peer universe and its blended benchmark for the one-, three- and five-year periods ended December 31, 2023. The Board took into account management’s discussion of the Fund’s performance. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its blended benchmark.
Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense universe. Among other findings, the data indicated that the Fund’s total expenses (net of waivers and/or reimbursements) were below the median of the Fund’s expense universe. The Board took into consideration that the Fund does not pay an advisory fee to CRM for advisory services but that CRM does receive advisory fees from the underlying funds in which the Fund invests. The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser was reimbursing a portion of the Fund’s expenses. Based upon its review, the Board concluded that the compensation structure was reasonable in view of the nature, extent and quality of services provided by the Adviser.
44

Calvert
Growth Allocation Fund
September 30, 2024
Board of Trustees' Contract Approval — continued

Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board noted that the Fund did not pay an advisory fee to the Adviser. As a result, the Board did not take into account any economies of scale to be realized with respect to the advisory fee. The Board noted, however, that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
45

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CALL-NCSR 9.30.24

Calvert
Focused Value Fund
Annual Financial Statements and
Additional Information
September 30, 2024

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and/or statement of additional information, which can be obtained by calling 1-800-368-2745 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Financial Statements and Additional Information September 30, 2024
Calvert
Focused Value Fund

Calvert
Focused Value Fund
September 30, 2024
Schedule of Investments

Common Stocks — 98.9%

Security	Shares	Value
Banks — 5.5%
M&T Bank Corp.	9,647	$ 1,718,323
Wells Fargo & Co.	30,328	1,713,229
		$ 3,431,552
Biotechnology — 3.8%
AbbVie, Inc.	12,072	$ 2,383,979
		$ 2,383,979
Building Products — 3.3%
Johnson Controls International PLC	26,160	$ 2,030,278
		$2,030,278
Capital Markets — 6.0%
Charles Schwab Corp.	33,572	$2,175,801
Interactive Brokers Group, Inc., Class A	11,161	1,555,397
		$3,731,198
Chemicals — 4.1%
FMC Corp.	15,303	$1,009,080
Linde PLC	3,256	1,552,656
		$2,561,736
Communications Equipment — 3.4%
Cisco Systems, Inc.	39,244	$2,088,566
		$2,088,566
Consumer Staples Distribution & Retail — 2.7%
BJ's Wholesale Club Holdings, Inc.(1)	20,059	$1,654,466
		$1,654,466
Containers & Packaging — 2.8%
Ball Corp.	25,870	$1,756,832
		$1,756,832
Electric Utilities — 3.9%
NextEra Energy, Inc.	28,464	$2,406,062
		$2,406,062
Electrical Equipment — 2.8%
Emerson Electric Co.	16,009	$1,750,904
		$1,750,904
Entertainment — 3.0%
Walt Disney Co.	19,564	$1,881,861
		$1,881,861
Security	Shares	Value
Food Products — 1.5%
Hershey Co.	4,861	$ 932,243
		$ 932,243
Household Products — 2.7%
Clorox Co.	10,385	$ 1,691,820
		$ 1,691,820
Industrial REITs — 2.1%
First Industrial Realty Trust, Inc.	23,736	$ 1,328,741
		$ 1,328,741
Insurance — 6.5%
American International Group, Inc.	23,575	$1,726,398
Reinsurance Group of America, Inc.	10,629	2,315,740
		$4,042,138
Interactive Media & Services — 2.4%
Alphabet, Inc., Class A	8,812	$1,461,470
		$1,461,470
Leisure Products — 2.9%
Hasbro, Inc.	24,564	$1,776,469
		$1,776,469
Life Sciences Tools & Services — 6.0%
Mettler-Toledo International, Inc.(1)	996	$1,493,701
Thermo Fisher Scientific, Inc.	3,591	2,221,285
		$3,714,986
Machinery — 5.6%
Toro Co.	17,660	$1,531,652
Westinghouse Air Brake Technologies Corp.	10,889	1,979,293
		$3,510,945
Multi-Utilities — 2.8%
CMS Energy Corp.	24,292	$1,715,744
		$1,715,744
Pharmaceuticals — 8.1%
Bristol-Myers Squibb Co.	36,512	$1,889,131
Sanofi SA	13,746	1,582,703
Zoetis, Inc.	7,834	1,530,607
		$5,002,441
Professional Services — 3.2%
Robert Half, Inc.	29,464	$1,986,168
		$1,986,168

1

Calvert
Focused Value Fund
September 30, 2024
Schedule of Investments — continued

Security	Shares	Value
Residential REITs — 4.9%
Invitation Homes, Inc.	38,524	$ 1,358,356
Mid-America Apartment Communities, Inc.	10,618	1,687,200
		$ 3,045,556
Semiconductors & Semiconductor Equipment — 6.0%
Micron Technology, Inc.	20,275	$ 2,102,720
ON Semiconductor Corp.(1)	22,506	1,634,161
		$ 3,736,881
Specialty Retail — 2.9%
Lithia Motors, Inc., Class A	5,691	$1,807,689
		$1,807,689
Total Common Stocks (identified cost $51,774,030)		$61,430,725

Short-Term Investments — 1.6%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.83%(2)	960,930	$ 960,930
Total Short-Term Investments (identified cost $960,930)		$ 960,930
Total Investments — 100.5% (identified cost $52,734,960)		$62,391,655
Other Assets, Less Liabilities — (0.5)%		$ (282,587)
Net Assets — 100.0%		$62,109,068

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2024.

Abbreviations:
REITs	– Real Estate Investment Trusts
2

Calvert
Focused Value Fund
September 30, 2024
Statement of Assets and Liabilities

September 30, 2024
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $51,774,030)	$61,430,725
Investments in securities of affiliated issuers, at value (identified cost $960,930)	960,930
Dividends receivable	45,881
Dividends receivable - affiliated	8,218
Trustees' deferred compensation plan	403
Total assets	$62,446,157
Liabilities
Payable for investments purchased	$240,427
Payable to affiliates:
Investment advisory fee	24,449
Administrative fee	5,926
Distribution and service fees	314
Trustees' deferred compensation plan	403
Other	21,925
Payable for professional fees	36,057
Accrued expenses	7,588
Total liabilities	$337,089
Net Assets	$62,109,068
Sources of Net Assets
Paid-in capital	$50,882,286
Distributable earnings	11,226,782
Net Assets	$62,109,068
Class A Shares
Net Assets	$825,965
Shares Outstanding	68,219
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$12.11
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$12.78
Class C Shares
Net Assets	$190,047
Shares Outstanding	15,879
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$11.97
Class I Shares
Net Assets	$10,305,590
Shares Outstanding	848,735
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$12.14
3
See Notes to Financial Statements.

Calvert
Focused Value Fund
September 30, 2024
Statement of Assets and Liabilities — continued

September 30, 2024
Class R6 Shares
Net Assets	$50,787,466
Shares Outstanding	4,187,112
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$12.13

On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
4
See Notes to Financial Statements.

Calvert
Focused Value Fund
September 30, 2024
Statement of Operations

Year Ended
September 30, 2024
Investment Income
Dividend income (net of foreign taxes withheld of $10,213)	$1,135,586
Dividend income - affiliated issuers	51,080
Total investment income	$1,186,666
Expenses
Investment advisory fee	$288,599
Administrative fee	69,264
Distribution and service fees:
Class A	1,532
Class C	894
Trustees' fees and expenses	3,489
Custodian fees	3,143
Transfer agency fees and expenses	2,168
Accounting fees	16,112
Professional fees	32,631
Registration fees	73,721
Reports to shareholders	15
Miscellaneous	15,896
Total expenses	$507,464
Waiver and/or reimbursement of expenses by affiliates	$(80,076)
Net expenses	$427,388
Net investment income	$759,278
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$1,590,838
Foreign currency transactions	1,894
Net realized gain	$1,592,732
Change in unrealized appreciation (depreciation):
Investment securities	$10,858,362
Net change in unrealized appreciation (depreciation)	$10,858,362
Net realized and unrealized gain	$12,451,094
Net increase in net assets from operations	$13,210,372
5
See Notes to Financial Statements.

Calvert
Focused Value Fund
September 30, 2024
Statements of Changes in Net Assets

	Year Ended September 30,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$759,278	$468,746
Net realized gain (loss)	1,592,732	(458,115)
Net change in unrealized appreciation (depreciation)	10,858,362	(771,288)
Net increase (decrease) in net assets from operations	$13,210,372	$(760,657)
Distributions to shareholders:
Class A	$(3,525)	$(343)
Class C	(170)	—
Class I	(95,572)	(8,563)
Class R6	(501,564)	(51,388)
Total distributions to shareholders	$(600,831)	$(60,294)
Capital share transactions:
Class A	$323,898	$182,258
Class C	112,924	9,308
Class I	(509,837)	3,737,146
Class R6	(4,039,979)	45,579,492
Net increase (decrease) in net assets from capital share transactions	$(4,112,994)	$49,508,204
Net increase in net assets	$8,496,547	$48,687,253
Net Assets
At beginning of year	$53,612,521	$4,925,268
At end of year	$62,109,068	$53,612,521
6
See Notes to Financial Statements.

Calvert
Focused Value Fund
September 30, 2024
Financial Highlights

	Class A
	Year Ended September 30,		Period Ended September 30, 2022(1)
	2024	2023
Net asset value — Beginning of period	$9.75	$9.05	$10.00
Income (Loss) From Operations
Net investment income(2)	$0.12	$0.10	$0.03
Net realized and unrealized gain (loss)	2.33	0.61(3)	(0.98)
Total income (loss) from operations	$2.45	$0.71	$(0.95)
Less Distributions
From net investment income	$(0.09)	$(0.01)	$ —
Total distributions	$(0.09)	$(0.01)	$ —
Net asset value — End of period	$12.11	$9.75	$9.05
Total Return(4)	25.24%	7.86%	(9.50)%(5)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$826	$378	$187
Ratios (as a percentage of average daily net assets):(6)
Total expenses	1.13%	1.22%	5.09%(7)
Net expenses	0.99%(8)	0.99%(8)	0.99%(7)(8)
Net investment income	1.08%	1.00%	0.77%(7)
Portfolio Turnover	107%	75%	13%(5)

(1)	For the period from the commencement of operations, April 29, 2022, to September 30, 2022.
(2)	Computed using average shares outstanding.
(3)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(5)	Not annualized.
(6)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(7)	Annualized.
(8)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2024 and 2023 and the period ended September 30, 2022).
7
See Notes to Financial Statements.

Calvert
Focused Value Fund
September 30, 2024
Financial Highlights — continued

	Class C
	Year Ended September 30,		Period Ended September 30, 2022(1)
	2024	2023
Net asset value — Beginning of period	$9.66	$9.02	$10.00
Income (Loss) From Operations
Net investment income(2)	$0.03	$0.02	$0.01
Net realized and unrealized gain (loss)	2.31	0.62(3)	(0.99)
Total income (loss) from operations	$2.34	$0.64	$(0.98)
Less Distributions
From net investment income	$(0.03)	$ —	$ —
Total distributions	$(0.03)	$ —	$ —
Net asset value — End of period	$11.97	$9.66	$9.02
Total Return(4)	24.34%	7.10%	(9.80)%(5)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$190	$58	$45
Ratios (as a percentage of average daily net assets):(6)
Total expenses	1.88%	1.95%	5.84%(7)
Net expenses	1.74%(8)	1.74%(8)	1.75%(7)(8)
Net investment income	0.30%	0.24%	0.26%(7)
Portfolio Turnover	107%	75%	13%(5)

(1)	For the period from the commencement of operations, April 29, 2022, to September 30, 2022.
(2)	Computed using average shares outstanding.
(3)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(5)	Not annualized.
(6)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(7)	Annualized.
(8)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2024 and 2023 and the period ended September 30, 2022).
8
See Notes to Financial Statements.

Calvert
Focused Value Fund
September 30, 2024
Financial Highlights — continued

	Class I
	Year Ended September 30,		Period Ended September 30, 2022(1)
	2024	2023
Net asset value — Beginning of period	$9.78	$9.05	$10.00
Income (Loss) From Operations
Net investment income(2)	$0.14	$0.13	$0.05
Net realized and unrealized gain (loss)	2.33	0.62(3)	(1.00)
Total income (loss) from operations	$2.47	$0.75	$(0.95)
Less Distributions
From net investment income	$(0.11)	$(0.02)	$ —
Total distributions	$(0.11)	$(0.02)	$ —
Net asset value — End of period	$12.14	$9.78	$9.05
Total Return(4)	25.51%	8.25%	(9.50)%(5)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,306	$8,759	$4,648
Ratios (as a percentage of average daily net assets):(6)
Total expenses	0.88%	0.96%	4.83%(7)
Net expenses	0.74%(8)	0.74%(8)	0.74%(7)(8)
Net investment income	1.32%	1.28%	1.27%(7)
Portfolio Turnover	107%	75%	13%(5)

(1)	For the period from the commencement of operations, April 29, 2022, to September 30, 2022.
(2)	Computed using average shares outstanding.
(3)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(5)	Not annualized.
(6)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(7)	Annualized.
(8)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2024 and 2023 and the period ended September 30, 2022).
9
See Notes to Financial Statements.

Calvert
Focused Value Fund
September 30, 2024
Financial Highlights — continued

	Class R6
	Year Ended September 30,		Period Ended September 30, 2022(1)
	2024	2023
Net asset value — Beginning of period	$9.77	$9.05	$10.00
Income (Loss) From Operations
Net investment income(2)	$0.14	$0.13	$0.05
Net realized and unrealized gain (loss)	2.33	0.61(3)	(1.00)
Total income (loss) from operations	$2.47	$0.74	$(0.95)
Less Distributions
From net investment income	$(0.11)	$(0.02)	$ —
Total distributions	$(0.11)	$(0.02)	$ —
Net asset value — End of period	$12.13	$9.77	$9.05
Total Return(4)	25.56%	8.20%	(9.50)%(5)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$50,787	$44,418	$45
Ratios (as a percentage of average daily net assets):(6)
Total expenses	0.87%	0.96%	4.84%(7)
Net expenses	0.74%(8)	0.74%(8)	0.75%(7)(8)
Net investment income	1.32%	1.29%	1.26%(7)
Portfolio Turnover	107%	75%	13%(5)

(1)	For the period from the commencement of operations, April 29, 2022, to September 30, 2022.
(2)	Computed using average shares outstanding.
(3)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(5)	Not annualized.
(6)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(7)	Annualized.
(8)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2024 and 2023 and the period ended September 30, 2022).
10
See Notes to Financial Statements.

Calvert
Focused Value Fund
September 30, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Focused Value Fund (the Fund) is a diversified series of Calvert Social Investment Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is total return.
The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 1.00% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1.00% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the
Board’s valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Board has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Such securities are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
11

Calvert
Focused Value Fund
September 30, 2024
Notes to Financial Statements — continued

The following table summarizes the market value of the Fund's holdings as of September 30, 2024, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Communication Services	$3,343,331	$ —	$ —	$3,343,331
Consumer Discretionary	3,584,158	—	—	3,584,158
Consumer Staples	4,278,529	—	—	4,278,529
Financials	11,204,888	—	—	11,204,888
Health Care	9,518,703	1,582,703	—	11,101,406
Industrials	9,278,295	—	—	9,278,295
Information Technology	5,825,447	—	—	5,825,447
Materials	4,318,568	—	—	4,318,568
Real Estate	4,374,297	—	—	4,374,297
Utilities	4,121,806	—	—	4,121,806
Total Common Stocks	$59,848,022	$1,582,703(1)	$ —	$61,430,725
Short-Term Investments	$960,930	$ —	$ —	$960,930
Total Investments	$60,808,952	$1,582,703	$ —	$62,391,655

(1)	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Foreign Currency Transactions— The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. Distributions from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
F  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G  Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service
12

Calvert
Focused Value Fund
September 30, 2024
Notes to Financial Statements — continued

providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
H  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.50% of the Fund’s average daily net assets and is payable monthly. For the year ended September 30, 2024, the investment advisory fee amounted to $288,599.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2024, the investment advisory fee paid was reduced by $1,456 relating to the Fund’s investment in the Liquidity Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.99%, 1.74%, 0.74% and 0.74% for Class A, Class C, Class I and Class R6, respectively, of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after February 1, 2025. For the year ended September 30, 2024, CRM waived and/or reimbursed expenses of $78,620.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C, Class I and Class R6 and is payable monthly. For the year ended September 30, 2024, CRM was paid administrative fees of $69,264.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts.The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2024 amounted to $1,532 and $894 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received $317 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2024.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2024, sub-transfer agency fees and expenses incurred to EVM amounted to $966 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $225,000 ($214,000 prior to January 1, 2024), an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $40,000 annual fee, Committee chairs receive an additional $15,000 annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Investment Activity
During the year ended September 30, 2024, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $61,010,823 and $64,363,693, respectively.
13

Calvert
Focused Value Fund
September 30, 2024
Notes to Financial Statements — continued

4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2024 and September 30, 2023 was as follows:
	Year Ended September 30,
	2024	2023
Ordinary income	$600,831	$60,294
During the year ended September 30, 2024, distributable earnings was decreased by $79,527 and paid-in capital was increased by $79,527 due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2024, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$798,255
Undistributed long-term capital gains	1,106,135
Net unrealized appreciation	9,322,392
Distributable earnings	$11,226,782
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2024, as determined on a federal income tax basis, were as follows:
Aggregate cost	$53,069,263
Gross unrealized appreciation	$9,542,881
Gross unrealized depreciation	(220,489)
Net unrealized appreciation	$9,322,392
5  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 22, 2024. In connection with the renewal of the agreement on
October 24, 2023, the borrowing limit was decreased from $725 million. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings generally at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2023, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2024. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2024. Effective October 22, 2024, the Fund renewed its line of credit agreement, which expires October 21, 2025, at substantially the same terms.
14

Calvert
Focused Value Fund
September 30, 2024
Notes to Financial Statements — continued

6  Affiliated Investments
At September 30, 2024, the value of the Fund’s investment in funds that may be deemed to be affiliated was $960,930, which represents 1.6% of the Fund’s net assets. Transactions in such investments by the Fund for the year ended September 30, 2024 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$1,316,739	$22,723,181	$(23,078,990)	$ —	$ —	$960,930	$51,080	960,930
7  Capital Shares
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.
Transactions in capital shares were as follows:
	Year Ended September 30, 2024		Year Ended September 30, 2023
	Shares	Amount	Shares	Amount
Class A
Shares sold	45,040	$496,114	21,774	$221,842
Reinvestment of distributions	337	3,525	35	340
Shares redeemed	(15,896)	(175,741)	(3,710)	(39,924)
Net increase	29,481	$323,898	18,099	$182,258
Class C
Shares sold	10,083	$115,222	999	$9,308
Reinvestment of distributions	16	170	—	—
Shares redeemed	(219)	(2,468)	—	—
Net increase	9,880	$112,924	999	$9,308
Class I
Shares sold	49,402	$527,418	391,732	$3,898,679
Reinvestment of distributions	9,111	95,572	876	8,563
Shares redeemed	(105,765)	(1,132,827)	(10,025)	(170,096)
Net increase (decrease)	(47,252)	$(509,837)	382,583	$3,737,146
Class R6
Shares sold	92,693	$1,018,341	4,565,879	$45,817,101
Reinvestment of distributions	47,859	501,564	5,265	51,388
Shares redeemed	(501,027)	(5,559,884)	(28,557)	(288,997)
Net increase (decrease)	(360,475)	$(4,039,979)	4,542,587	$45,579,492
At September 30, 2024, Calvert Growth Allocation Fund, Calvert Moderate Allocation Fund and Calvert Conservative Allocation Fund owned in the aggregate 81.7% of the value of the outstanding shares of the Fund and EVM owned 9.8% of the value of the outstanding shares of the Fund.
15

Calvert
Focused Value Fund
September 30, 2024
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Calvert Social Investment Fund and Shareholders of Calvert Focused Value Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert Focused Value Fund (the “Fund”) (one of the funds constituting Calvert Social Investment Fund), including the schedule of investments, as of September 30, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from April 29, 2022 (commencement of operations) to September 30, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from April 29, 2022 (commencement of operations) to September 30, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 21, 2024
We have served as the auditor of one or more Calvert investment companies since 2021.
16

Calvert
Focused Value Fund
September 30, 2024
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2025 will show the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified business income, qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Business Income. For the fiscal year ended September 30, 2024, the Fund designates approximately $10,620, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.
Qualified Dividend Income. For the fiscal year ended September 30, 2024, the Fund designates approximately $935,363, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2024 ordinary income dividends, 96.03% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2024, $1,152,327 or, if subsequently determined to be different, the net capital gain of such year.
17

Calvert
Focused Value Fund
September 30, 2024
Board of Trustees' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.
At an in-person meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 10-11, 2024, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Trustees reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Trustees were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Trustees reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
18

Calvert
Focused Value Fund
September 30, 2024
Board of Trustees' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Trustees, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Trustees, concluded that the continuation of the investment advisory agreement of Calvert Focused Value Fund (the “Fund”), including the fee payable under the agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports. The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and its benchmark index. The Board’s review included comparative performance data for the one-year period ended December 31, 2023. This performance data indicated that the Fund had underperformed the median of its peer universe and its benchmark index for the one-year period ended December 31, 2023. The Board took into account management’s discussion of the Fund’s performance since inception. Based upon its review, the Board concluded that the Adviser is qualified to manage the Fund’s assets in accordance with the Fund’s investment objective and strategies and that the Adviser’s investment strategies are appropriate for pursing the Fund’s investment objective.
19

Calvert
Focused Value Fund
September 30, 2024
Board of Trustees' Contract Approval — continued

Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group. Among other findings, the data indicated that the Fund’s advisory and administrative fees (after taking into account waivers and/or reimbursements) (referred to collectively as “management fees”) and the Fund’s total expenses (net of waivers and/or reimbursements) were each below the respective median of the Fund’s expense group. The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser was waiving and/or reimbursing a portion of the Fund’s expenses. Based upon its review, the Board concluded that the management fees were reasonable in view of the nature, extent and quality of services provided by the Adviser.
Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not necessary at this time. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
20

CRFAX-NCSR 9.30.24

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

The information is disclosed as part of the Financial Statements included in Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

The information is included in Item 7 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 16. Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the registrant’s internal control over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Principal Financial Officer’s Section 302 certification.

(a)(2)(ii)	Principal Executive Officer’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calvert Social Investment Fund

By:	/s/ Von M. Hughes
Von M. Hughes
Principal Executive Officer

Date:	November 25, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Principal Financial Officer

Date:	November 25, 2024

By:	/s/ Von M. Hughes
Von M. Hughes
Principal Executive Officer

Date:	November 25, 2024